UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-03651

Touchstone Strategic Trust – June Funds

(Exact name of registrant as specified in charter)

303 Broadway, Suite 1100

Cincinnati, Ohio 45202-4203

(Address of principal executive offices) (Zip code)

Jill T. McGruder
303 Broadway, Suite 1100

Cincinnati, Ohio 45202-4203

(Name and address of agent for service)

Registrant's telephone number, including area code: 800-638-8194

Date of fiscal year end: June 30

Date of reporting period: June 30, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

June 30, 2019

Annual Report

Touchstone Strategic Trust
Touchstone Balanced Fund
Touchstone Credit Opportunities Fund
Touchstone International Equity Fund
Touchstone International Growth Opportunities Fund
Touchstone International Small Cap Fund
Touchstone Large Cap Focused Fund
Touchstone Large Cap Fund
Touchstone Large Company Growth Fund
Touchstone Ohio Tax-Free Bond Fund
Touchstone Small Company Fund
Touchstone Value Fund

IMPORTANT NOTE: Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Touchstone Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the shareholder reports from Touchstone Funds or from your financial intermediary, such as a broker-dealer or bank. Instead, annual and semi-annual shareholder reports will be available on the Touchstone Funds’ website (TouchstoneInvestments.com/Resources), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future annual and semi-annual shareholder reports in paper, free of charge. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. To elect to receive paper copies of shareholder reports through the mail or otherwise change your delivery method, contact your financial intermediary or, if you hold your shares directly through Touchstone Funds, visit TouchstoneInvestments.com/Resources/Edelivery or call Touchstone Funds toll-free at 1.800.543.0407. Your election to receive shareholder reports in paper will apply to all Touchstone Funds that you hold through the financial intermediary, or directly with Touchstone.

This report identifies the Funds' investments on June 30, 2019. These holdings are subject to change. Not all investments in each Fund performed the same, nor is there any guarantee that these investments will perform as well in the future. Market forecasts provided in this report may not occur.

Letter from the President

Dear Shareholder:

We are pleased to provide you with the Touchstone Strategic Trust Annual Report. Inside is key financial information, as well as manager commentaries for the Funds, for the 12 months ended June 30, 2019.

Over the past year, the post-crisis equity bull market was resilient once again. Global stocks declined from peak levels into correction territory before returning back to near-peak levels. Central banks, especially the U.S. Federal Reserve Board (Fed), appeared to be the primary driver of the sentiment supporting the markets. The weakness in late 2018 was partially attributable to the Fed’s hawkish positioning amid a softening global economic backdrop. In contrast, a chorus of neutral-to-dovish policy pronouncements and the potential for stimulus from the big three central banks (U.S., EU and Japan), as well as fiscal stimulus in China, supported a risk rally during the first half of 2019.

During the period, investors found footing on the hope of stimulus to climb a “wall of worry” that included: the U.S. and China “trade war,” geopolitical instability in Europe and the outlook of slowing global growth. U.S. economic data was generally strong until the tail end of 2018 when some indicators – including home and auto sales, and consumer confidence – suggested a slowdown was emerging. Decelerating growth in major economies outside the U.S. became more evident as well, though none entered recessionary territory. Mounting economic growth worries combined with the Fed’s pace of interest rate hikes pressured risk assets. The Fed responded with a pause to its monetary policy normalization which continued through the second quarter of 2019. This policy sentiment shift inspired a rally in the market to start 2019 and created one of the best quarters of the last decade for domestic stocks. The first quarter of 2019 erased the drawdown at the close of 2018 and led to continued gains in the second quarter.

In the U.S., growth-oriented stocks continued to lead equity markets over their value-oriented counterparts, while large capitalization stocks outperformed small- and mid-capitalization stocks. Outside the U.S., emerging market and developed market equities exhibited the same peak-trough-recovery pattern as U.S. equities, but finished slightly down in U.S. dollar terms due to dollar strength during the period.

The Fed’s rate hikes pushed short-term rates higher over 2018 while rates on longer maturities fell. The result was a significantly flatter yield curve, giving rise to fears throughout the year of a yield curve inversion, which historically has been a leading indicator of recessions. In 2019, these concerns were realized as there was a brief inversion during the first quarter, despite the broader risk rally. Demand for U.S. Treasuries remained strong given the weaker economic environment and relatively high yields compared to many developed sovereign issuers in 2019. From a credit rating perspective, spreads reflected the risk appetite of investors during the period, widening in the latter half of 2018 followed by narrowing in 2019. This narrowing was a tailwind for most investment-grade and high yield corporate bonds. Floating rate securities underperformed their fixed coupon peers given the potential for a rate cut as the Fed became more dovish.

Periods such as these help remind us of the importance of the steady hands of financial professionals, the confidence you must have in your investment strategy and the risks of trying to time the market. Furthermore, we believe that more volatile environments create more opportunity for active managers, especially those who are distinctively active that seek to add value.

Letter from the President (Continued)

We greatly value your continued support. Thank you for including Touchstone as part of your investment plan.

Sincerely,

Jill T. McGruder

President

Touchstone Strategic Trust

Management's Discussion of Fund Performance (Unaudited)

Touchstone Balanced Fund

Sub-Advised by Fort Washington Investment Advisors, Inc.

Investment Philosophy

The Fund seeks to achieve its investment goal of providing investors with capital appreciation and current income by generally investing in a diversified portfolio comprising 60 percent equity securities and 40 percent fixed-income securities.

With respect to equities, the Fund invests primarily in issuers having a market capitalization, at the time of purchase, above $5 billion. Equity securities include common stock and preferred stock. With respect to fixed-income, the Fund invests primarily in bonds, including mortgage-related securities, asset-backed securities, government securities (both U.S. government securities and foreign sovereign debt), and corporate debt securities.

Fund Performance

The Touchstone Balanced Fund (Class A Shares) underperformed its first benchmark, the S&P 500 Index, and outperformed its second benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, for the 12-month period ended June 30, 2019. The Fund’s total return was 10.13 percent (calculated excluding the maximum sales charge), while the total return of the S&P 500 Index was 10.42 percent and the total return of the Bloomberg Barclays U.S. Aggregate Bond Index was 7.87 percent.

Market Environment

Over the twelve month period, U.S. equities recorded positive returns primarily due to strong U.S. corporate earnings, moderate growth across global economies and mostly accommodative U.S. Federal Reserve Board (Fed) policy. In the third quarter of 2018, the U.S. equity market moved higher driven primarily by strong corporate earnings and economic growth. Volatility returned in the fourth quarter with all sectors within the S&P 500 Index, except Utilities, recording negative returns. U.S. equity markets then had a strong first quarter, as fears that dragged the market lower in the fourth quarter of 2018 were somewhat relieved. In the second quarter of 2019, U.S. equity markets continued to move higher as the Fed and other central banks sent signals about accommodative policy and investors perceived less risk from U.S.-China trade tensions. Over the one year period ended June 30, 2019, sectors that outperformed the broader index the most during the year were Utilities, Consumer Staples and Information Technology.

Over the latter half of 2018, credit spreads widened and U.S. Treasury yields increased during the risk-off environment. Many of the factors that drove the risk-off move in the fourth quarter abated – escalation of the trade war with China, rising interest rates led by the Federal Open Market Committee (FOMC), and general fear of a slowdown in global growth – causing credit to recover the majority of losses early in 2019. Despite the pause in tighter policy, the Fed continued to communicate a relatively positive outlook for the U.S. economy, citing a robust labor market, modest wage growth and core inflation well below the 2 percent target to start the year. However, after recognizing a deceleration in growth and tighter financial conditions, the Fed made a pivot in their policy during the second quarter of 2019 to being more dovish with the very real possibility of a rate cut in July. The yield curve responded by inverting, with yields for 6-month U.S. Treasuries posting higher than that of the 10-year U.S. Treasury, an omen that many believe to be a precursor to a recession. At the end of the second quarter, the curve remained inverted, with the 10-year U.S. Treasury yielding 2.00 percent down from 2.70 percent to start 2019.

Portfolio Review

Among the equity sectors within the Fund that outperformed their respective sectors within the benchmark were Industrials, Information Technology, Financials and Consumer Discretionary. Real Estate, Materials and

Management's Discussion of Fund Performance (Unaudited) (Continued)

Consumer Staples were among the underperforming sectors. Overall, stock selection within the Fund drove the relative outperformance within the equity allocation. Among the stocks that contributed the most to performance were Visa Inc. (Information Technology sector), Microsoft Corp. (Information Technology sector) and McDonald’s Corp. (Consumer Discretionary sector). Schlumberger Ltd. (Energy sector), EOG Resources Inc. (Energy sector) and The Kraft Heinz Co. (Consumer Staples sector) were among the stocks that detracted the most.

With credit spreads tightening during the period, the Fund’s typical overweight to risk assets was beneficial to performance. The Fund’s allocation to U.S. dollar denominated Emerging Markets debt also contributed. Securitized assets, Mortgage-Backed Securities, Asset-Backed Securities and Commercial Mortgage-Backed Securities underperformed U.S. Treasuries making that allocation a relative detractor.

Outlook

Overall, our outlook supports the Fund’s overweight to risk assets driven by U.S. economic growth, stable inflation, amicable resolutions to trade disputes and relatively accommodative central bank policy both domestically and abroad. Broad financial conditions eased after tightening earlier in the year with the rally in equities and credit spreads in conjunction with the Fed’s dovish pivot on rates. As a result, financial conditions are now neutral-to-growth with the possibility of becoming a tailwind if the FOMC cuts rates in July as the market is anticipating. Trade disputes, specifically between the U.S. and China, appear to be coming to an amicable agreement, and if one is reached within the next quarter, markets should respond positively to risk assets, benefiting positioning of the Fund.

Traditional, absolute equity valuation measures have adjusted over the recent months and we believe they are fair on a historical basis. Relative to U.S. Treasuries, we believe they are undervalued. Earnings growth has been strong and valuations have become more attractive, providing opportunity for price appreciation.

Within fixed income, the level of interest rates primarily reflects significant easing, especially in the front end of the yield curve. It also reflects the uncertainty surrounding trade policy, global economic outlook and tighter financial conditions. In the near term, we believe downward pressure on interest rates should continue to persist in a slow global growth and low yield environment, likely with higher volatility. We believe the risks to higher interest rates include higher than expected growth and an acceleration in inflation. The fixed income portion of the Fund is duration and yield curve neutral versus the benchmark. We believe the yield curve is likely to steepen further from here given any dovish action by the Fed. We believe Treasury Inflation Protected Securities (TIPS), Emerging Markets debt and certain securitized subsectors offer attractive risk/reward profiles while High Yield remains relatively unattractive.

Management's Discussion of Fund Performance (Unaudited) (Continued)

Comparison of the Change in Value of a $10,000 Investment in the Touchstone Balanced Fund - Class A*, the S&P 500® Index and the Bloomberg Barclays U.S. Aggregate Bond Index

*	The chart above represents performance of Class A shares only, which will vary from the performance of Class C shares and Class Y shares based on the differences in sales loads and fees paid by shareholders in the different classes. The inception date of Class A shares, Class C shares and Class Y shares was November 15, 1938, May 4, 1998 and August 27, 2007, respectively. Class C shares and Class Y shares performance information was calculated using the historical performance of Class A shares for periods prior to May 4, 1998 and August 27, 2007, respectively. The returns have been restated for sales loads and fees applicable to Class C and Class Y shares. The launch date of the S&P 500® Index and the Bloomberg Barclays U.S. Aggregate Bond Index was after the inception date of the Fund, therefore there is no return for inception.

**	The average annual total returns shown above are adjusted for maximum sales loads and fees, if applicable. Effective August 17, 2018, the maximum offering price per share of Class A shares is equal to the net asset value (“NAV”) per share plus a sales load equal to 5.26% of the NAV (or 5.00% of the offering price). Prior to August 17, 2018, the maximum offering price per share of Class A shares was equal to the NAV per share plus a sales load equal to 6.10% of the NAV (or 5.75% of the offering price). Prior to October 28, 2017, the maximum offering price per share of Class A shares was equal to the NAV per share plus a sales load equal to 5.26% of the NAV (or 5.00% of the offering price). Class C shares are subject to a contingent deferred sales charge (“CDSC”) of 1.00%. The CDSC will be assessed on an amount equal to the lesser of (1) the NAV at the time of purchase of the shares being redeemed or (2) the NAV of such shares being redeemed, if redeemed within a one-year period from the date of purchase. Class Y shares are not subject to sales charges.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Notes to Chart

S&P 500® Index is a group of 500 widely held stocks and is commonly regarded to be representative of the large capitalization stock universe.

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index comprised of U.S. investment grade, fixed rate bond market securities, including government, government agency, corporate and mortgage-backed securities between one and ten years.

Management's Discussion of Fund Performance (Unaudited)

Touchstone Credit Opportunities Fund

Sub-Advised by Ares Capital Management II LLC

Investment Philosophy

The Touchstone Credit Opportunities Fund employs a flexible investment approach by allocating assets among core investments and opportunistic investments as market conditions change. It invests in several broad investment categories, including high yield bonds, bank loans, special situations, structured credit and hedges.

Fund Performance

The Touchstone Credit Opportunities Fund (Class A Shares) outperformed its benchmark, the ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index, for the 12-month period ended June 30, 2019. The Fund’s total return was 6.69 percent (calculated excluding the maximum sales charge), while the total return of the benchmark was 2.31 percent.

Market Environment

Over the 12 months ending June 30, 2019, the capital markets environment was positive overall as a shift in central bank policy and healthy corporate fundamentals outweighed bouts of geopolitical and trade tension related volatility. Accommodative central bank policy returned in 2019 and contributed to renewed interest from both issuers and investors for the high yield bond asset class. The U.S. Federal Reserve Board’s (Fed) pause on future rate increases and revitalized stimulative effort by the European Central Bank (ECB) shaped investor sentiment during the first quarter of 2019 creating a tailwind for high yield bond prices; the asset class had its strongest quarter in over 15 years. Corporate fundamentals, although decelerating, remained healthy with key credit metrics supporting the benign default environment; and high yield and bank loan default rates remained well below historical averages. Multiple bouts of volatility occurred during the period, notably during the fourth quarter as credit spreads shifted from post-crisis tights to multi-year highs. In October 2018, the International Monetary Fund cut its global economic growth forecast citing the U.S.-China trade war and pressures on the emerging markets from rising rates. Combined with a Fed rate hike many viewed as a misstep, risk-off sentiment engulfed capital markets and led to a spread widening event despite metrics such as net leverage and interest coverage being stable to improving at the time. Capital markets experienced additional volatility in May 2019, as trade tensions influenced investor sentiment and weighed on asset prices.

Portfolio Review

From an asset class perspective, the Fund benefited from an overweight to high yield bonds during the period as the shift in rate policy has been a tailwind for high yield bond prices year-to-date. Within the high yield allocation, an underweight to Energy was critical during fourth quarter 2018’s spread widening as the segment underperformed amid a material decline in oil prices. The Fund’s bank loan allocation provided benefits during bouts of volatility in the last twelve months and was one of the few asset classes to generate a positive return in 2018. The Fund’s Structured Credit allocation continued to serve as an income enhancing tool with total return benefits coming from two Collateralized Loan Obligation (CLO) equity positions.

While focused on idiosyncratic risk, the Fund’s duration positioning during the period was generally supportive to returns due to the impact of central bank actions on demand for mid to long duration assets compared to the benchmark.

Over the course of the last 12 months, the Fund’s allocation to bank loans varied. The Fund took advantage of a technical dislocation in December, then ramped up its allocation as attractive bank loans were identified which lagged the initial January rally. The allocation to high yield bonds varied as the Fund traded around wavering demand and yield/spread trends in the asset class which have unfolded during the period. Allocations

Management's Discussion of Fund Performance (Unaudited) (Continued)

to Stressed/Distressed and Hedges positions were roughly flat during the period amid an overall positive macroeconomic and capital markets backdrop. The number of cash bond shorts were increased during the period as idiosyncratic opportunities were discovered in the Energy and Automotive industries.

Outlook

From a macro perspective, we believe several factors have impacted sentiment and asset prices year-to-date and will continue to do so moving forward. Trade tensions, central bank actions and macroeconomic data all swayed the sentiment of an increasingly anxious market during the second quarter and contributed to a volatile market backdrop. The potential of these factors to be a future source of volatility remains as trade discussion between the U.S. and China evolve, central banks attempt to engineer a smooth landing and data releases provide further insight to the go-forward direction of the global economy.

Corporate fundamentals are top of mind as well given our focus on bottom-up credit selection and the start of earnings season. We will continue to take a proactive approach to position sizing prior to earnings announcements in addition to utilizing the Fund’s flexibility for tactical opportunities both long and short.

Thematically, we continue to target bonds and loans trading at a discount or having an event-driven catalyst, such as mergers and acquisitions or a pay down of near-term maturities. In addition, we continue to take a tactical approach to Energy and trade around the price of oil and in companies in which we have a high conviction.

We believe these factors present challenges and opportunities from a portfolio construction perspective. We are consistently optimizing the portfolio in an attempt to cushion against market drawdowns and seeking to take advantage of relative value opportunities across the sub-investment grade credit market.

Management's Discussion of Fund Performance (Unaudited) (Continued)

Comparison of the Change in Value of a $10,000 Investment in the Touchstone Credit Opportunities Fund - Class A* and the ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index

*	The chart above represents performance of Class A shares only, which will vary from the performance of Class C shares, Class Y shares and Institutional Class shares based on the differences in sales loads and fees paid by shareholders in the different classes. The inception date of the Fund was August 31, 2015. The returns of the index listed above are based on the inception date of the Fund.

**	The average annual total returns shown above are adjusted for maximum sales loads and fees, if applicable. Effective August 17, 2018, the maximum offering price per share of Class A shares is equal to the net asset value (“NAV”) per share plus a sales load equal to 5.26% of the NAV (or 5.00% of the offering price). Prior to August 17, 2018, the maximum offering price per share of Class A shares was equal to the NAV per share plus a sales load equal to 6.10% of the NAV (or 5.75% of the offering price). Class C shares are subject to a contingent deferred sales charge (“CDSC”) of 1.00%. The CDSC will be assessed on an amount equal to the lesser of (1) the NAV at the time of purchase of the shares being redeemed or (2) the NAV of such shares being redeemed, if redeemed within a one-year period from the date of purchase. Class Y shares and Institutional Class shares are not subject to sales charges.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Note to Chart

ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged index of Treasury securities maturing in 90 days that assumes reinvestment of all income.

Management's Discussion of Fund Performance (Unaudited)

Touchstone International Equity Fund

Sub-Advised by Fort Washington Investment Advisors, Inc.

Investment Philosophy

The Touchstone International Equity Fund invests primarily in common stocks of established large capitalization companies located in or that conduct their business mainly in one or more foreign countries, which may include emerging markets. The process starts with a regular quantitative screening or bottom up identification of companies that meet the investment profile of high returns on capital, operating margins and strong cash flow generation. These means of identifying companies narrows the investable universe. The Fund analyzes companies based on the following five fundamental factors: business quality, valuation, growth, management and balance sheet strength, focusing on quality at a reasonable price. This approach to portfolio construction seeks to result in a concentrated, high-conviction portfolio.

Fund Performance

The Touchstone International Equity Fund (Class A Shares) underperformed its benchmark, the MSCI EAFE Index, for the 12-month period ended June 30, 2019. The Fund’s total return was -0.78 percent (calculated excluding the maximum sales charge), while the total return of the benchmark was 1.08 percent.

Market Environment

The 12-month period ended June 30, 2019 was more volatile than it appeared from such a modest benchmark return. The benchmark was led by the Health Care and Consumer Staples sectors, as investors sought more defensive names while most economically sensitive cyclical sectors underperformed. The Energy sector was weaker driven by lower oil prices on slowing global demand despite rising geopolitical tensions in the Middle East. Broader market angst was driven by persistent concerns over escalating global trade tensions and slowing economic growth coupled with the backdrop of tightening monetary conditions in late 2018. As the period ended, the shift in policy stance by the U.S. Federal Reserve Board (Fed) and the European Central Bank was enough to lift global equities.

Portfolio Review

The Fund’s underperformance was mainly due to poor stock selection in the Financials, Energy, and Communications Services sectors. Conversely, gold miners within the Materials sector were among the bright spots for stock selection over the 12-month period. Geographically, the Fund’s positions in India and the Netherlands detracted most from relative performance whereas the Fund benefited from being underweight the lagging Japanese market as well as solid stock picking in the UK, Switzerland and Brazil.

Top detractors from relative performance over the fiscal year included PC Jeweller Ltd. (India, Consumer Discretionary sector), ITV plc (UK, Communication Services sector) and Indivior plc (UK, Health Care sector). The stock price of PC Jeweller, one of India’s leading branded jewelry makers and retailers, has been on a roller coaster ride for the past two years. The Indian jewelry market has been going through a structural transition as organized retailers such as PC Jeweller gain market share from the highly fragmented unorganized retailers. Market sentiment, however, continues to be negatively impacted by various, ultimately unfounded short seller rumors last year, as well as overall weakness among Indian smaller capitalization stocks. In addition the stock corrected sharply following a run up in price during the first quarter based on speculation of interest in the company from an offshore investor. We believe that there is a dramatic disconnect between the current valuation and the company’s underlying business, a disconnect which has been compounded by a number of sell side firms suspending coverage of the stock, though it will undoubtedly require a couple of quarters of solid business execution to help restore confidence among investors.

Management's Discussion of Fund Performance (Unaudited) (Continued)

ITV plc is the dominant advertising funded provider of free-to-air broadcasting services in the UK. It operates the largest commercial channel in the UK as well as a portfolio of digital channels. The company operates primarily in the UK, although its production arm develops content for local broadcasters in Australia, France, Germany, the Nordic regions and the U.S. The company generates about half of the group revenue from selling its high-quality content to third parties, helping the company combat the secular shift away from traditional TV viewing and therefore downward pressure on TV advertising. Nevertheless, ITV’s core business is highly operationally geared and the stock price continues to be negatively impacted by Brexit-fueled economic uncertainty, further weighing on advertising. In our opinion, however, the current depressed market price has largely factored in these concerns, as the stock price trades on a single digit price to earnings (P/E) multiple and is supported by a dividend yield above 7 percent.

Indivior plc is a specialty pharmaceutical company and a global leader in the treatment of opioid dependence, which has reached crisis proportions in the U.S. and other developed countries. The company was formed by a demerger from its parent, Reckitt Benckiser. While Indivior has been successful at releasing new formulations of its products, generic competition remains a persistent concern. Moreover, its stock price came under pressure following legal charges in the U.S. that the company deceived doctors and government health programs about the merit of its opioid addiction treatment Suboxone. While the company denied the allegations, investors took flight on uncertainty over potential liabilities.

The top contributors to relative performance over the fiscal year were Nestle S.A. (Switzerland, Consumer Staples sector), Novartis International AG (Switzerland, Health Care sector) and Qualicorp SA (Brazil, Health Care sector).

Nestle SA, the Swiss-based multinational, is the largest food and beverage manufacturer in the world measured by revenues, selling a vast portfolio of products across numerous categories and operating in almost every country on the planet. Under the leadership of CEO Mark Schneider, the company continues to successfully optimize its portfolio towards consumer relevant brands and drive differentiated innovation. Its stock price has been well supported as the company further demonstrates that it is on track to deliver on its mid-term targets of solid organic growth, improvement across key financial metrics, and a more shareholder friendly capital allocation policy.

Novartis, also based in Switzerland, is one of the world’s leading pharmaceutical companies, with an attractive portfolio and pipeline in several therapeutic areas as well as a track record of successfully managing through significant patent expirations. Management continues to optimize the portfolio, including the successful spinoff of its eye care division Alcon during the early part of 2019. Its stock price benefited from increasing confidence in accelerating revenue growth, improving operating margins and having a keen focus on returns to shareholders.

Qualicorp is one of Brazil’s leading health insurance brokers and third-party health benefits plan administrators. The company effectively acts as middle man between health plan operators and affinity groups that wish to offer health insurance to their members. It is well positioned to benefit from positive long-term trends in the Brazilian healthcare market, including the shift to an older demographic as retirees typically lose their corporate sponsored health benefits when they leave their jobs. The company operates an asset-light model and does not assume any underwriting or reimbursement risks. The stock price was well supported in the second quarter on undemanding valuation, a sharp drop in Brazilian interest rates and insider accumulation of the company’s stock.

During the 12- month period, the Fund sold out of 14 holdings and added 14 new ones. Most sales were a result of valuations that exceeded our comfort level, while a few reflected reduced confidence in our investment theses due to deteriorating fundamentals. New positions consisted of a variety of businesses with many opportunistically

Management's Discussion of Fund Performance (Unaudited) (Continued)

purchased during weakness, and even included returning to former holdings Samsung Electronics (Korea, Information Technology sector) and Fresenius SE (Germany, Health Care sector).

Outlook

Over the past 12 months the world economy has slowed considerably, as the benefits of tax reform in the U.S. have given way to fears of an unraveling of the process of globalization which has been such a boom in recent decades to corporate shareholders and consumers, if not necessarily to workers in developed economies. In addition to this new structural risk, the global economy has entered a period of cyclical slowdown, notably in the automotive and semiconductor industries, as broad measures of manufacturing activity have entered a period of outright contraction in recent months and inventories remain unusually high. Uncertainty surrounding Brexit, ongoing trade tensions between the U.S. and China, as well as geopolitical tensions in the Persian Gulf have further added to the headwinds facing markets.

Despite all this, the combination of slowing growth, falling global interest rates and the resulting pivot by the Fed to an easing bias has wound up being net-net quite supportive of equity prices, which have significantly adjusted over the past few months. Growth stocks in particular have gotten a boost such that the valuation gap between traditional value sectors of the market and their growth counterparts is at or near a record high.

Nonetheless, on the whole we think that now is an opportune time to cautiously increase exposure to what we believe are the cheaper, more cyclical parts of the market, since we’re reasonably optimistic about medium term prospects for the global economy. We remain concerned longer term about rising debt levels and other symptoms of an unbalanced global economy, we believe the current slowdown is likely to turn out to be a run-of-the-mill inventory correction rather than something more serious. While valuations overall look pretty full, if we’re right and the global economy doesn’t soon enter a recession, we may look back on this period and wonder what the markets were so worried about. We believe that an emphasis on owning high quality businesses with strong balance sheets will allow us to weather even the worst financial storm.

Management's Discussion of Fund Performance (Unaudited) (Continued)

Comparison of the Change in Value of a $10,000 Investment in the Touchstone International Equity Fund - Class A* and the MSCI EAFE Index

*	The chart above represents performance of Class A shares only, which will vary from the performance of Class C shares, Class Y shares and Institutional Class shares based on the differences in sales loads and fees paid by shareholders in the different classes. The inception date of Class A shares, Class C shares, Class Y shares and Institutional Class shares was March 1, 1993, May 4, 1998, August 27, 2007 and October 30, 2017, respectively. Class C shares, Class Y and Institutional Class shares performance information was calculated using the historical performance of Class A shares for periods prior to May 4, 1998, August 27, 2007 and October 30, 2017, respectively. The returns have been restated for sales loads and fees applicable to Class C, Class Y and Institutional Class shares. The returns of the index listed above are based on the inception date of the Fund.

**	The average annual total returns shown above are adjusted for maximum sales loads and fees, if applicable. Effective August 17, 2018, the maximum offering price per share of Class A shares is equal to the net asset value (“NAV”) per share plus a sales load equal to 5.26% of the NAV (or 5.00% of the offering price). Prior to August 17, 2018, the maximum offering price per share of Class A shares was equal to the NAV per share plus a sales load equal to 6.10% of the NAV (or 5.75% of the offering price). Prior to October 28, 2017, the maximum offering price per share of Class A shares was equal to the NAV per share plus a sales load equal to 5.26% of the NAV (or 5.00% of the offering price). Class C shares are subject to a contingent deferred sales charge (“CDSC”) of 1.00%. The CDSC will be assessed on an amount equal to the lesser of (1) the NAV at the time of purchase of the shares being redeemed or (2) the NAV of such shares being redeemed, if redeemed within a one-year period from the date of purchase. Class Y shares and Institutional Class shares are not subject to sales charges.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Notes to Chart

The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance excluding the U.S. and Canada.

MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used to create indices or financial products. This report is not approved or produced by MSCI.

Management's Discussion of Fund Performance (Unaudited)

Touchstone International Growth Opportunities Fund

Sub-Advised by DSM Capital Partners LLC

Investment Philosophy

The Touchstone International Growth Opportunities Fund seeks long-term capital appreciation by primarily investing in international equity securities of companies believed to offer the best opportunity for reliable growth. The Fund utilizes a bottom-up idea-driven growth style with a distinct valuation discipline. It seeks to identify companies which are believed to exhibit certain quality characteristics, including: predictable growth, solid fundamentals, attractive profitability and successful management.

Fund Performance

The Touchstone International Growth Opportunities Fund (Class A shares) underperformed its benchmark, the MSCI All Country World Ex USA Index for the 12-month period ended June 30, 2019. The Fund’s total return was -1.78 percent (calculated excluding maximum sales charge), while the total return of the benchmark was 1.29 percent.

Market Environment

The global equity markets managed a modest gain over the 12-month period despite a myriad of challenges including: a U.S.-China trade war, slowing global economic growth, political turmoil in the European Union due to Brexit, the ‘yellow vest’ protests in Paris and political problems in Italy.

During the second half of 2018, global equity markets declined due to investor concerns that an ongoing trade war between China and America would cause a global recession. The trade war has morphed into a trade dispute, and is no longer viewed as a market-shattering event. As a result, with the global economy continuing to grow, investor uncertainty has normalized and global markets have mostly recovered from the declines.

Portfolio Review

During the 12-month period ended June 30, 2019, stock selection and overweight exposure in the Communication Services sector, an overweight allocation to Emerging Markets, weak performance and an overweight exposure to Chinese positions drove the underperformance.

The holdings which contributed most to the Fund’s performance during the period were Wuliangye Yibin Company Limited (China, Consumer Staples), Globant (Argentina, Information Technology), HDFC Bank Limited (India, Financials), Magazine Luiza (Brazil, Consumer Discretionary) and Sonova Holding AG (Switzerland, Health Care).

The weakest contributors to the Fund’s performance during the period were Sina Weibo (China, Communication Services), Ctrip.com International Ltd. (China, Consumer Discretionary), YY Inc. (China, Communication Services), Ubisoft Entertainment SA (France, Communication Services) and AMS AG (Switzerland, Information Technology).

There were no meaningful changes made to the Fund’s positioning during the 12-month period. The majority of the portfolio was invested in the Communication Services, Consumer Discretionary, Consumer Staples, Financials, Health Care, Industrials and Information Technology sectors.

Outlook

We have projected for many years that the current global economic cycle will be longer than the majority of previous economic growth periods. Fears of trade wars, and of weak economic growth have shaken investor confidence. The economic outlook appears uncertain to many investors. However, over time, investors adjust

Management's Discussion of Fund Performance (Unaudited) (Continued)

to unexpected events, such as trade disputes, and the market—driven by solid fundamentals—moves higher. As we have stated time and time again, “Bull markets climb a wall of worry” and we continue to expect that global equity markets will trend higher.

As the U.S. economy continues to grow, the strong dollar, in combination with productivity-enhancing/technology-focused investments, should support both low inflation and accelerating wages. Recently, wage gains have been reported at 3.1 percent, a level few economists thought would be reached again. Given the combination of low inflation, low interest rates, the possibility of Federal Reserve rate cuts, and lower tax rates, we believe it is unlikely that the U.S. economy will slip into a recession over the next few years.

Certainly, some global economic indicators have been softer recently, particularly in Europe. Global growth has weakened due to China’s economic slowdown, the trade disputes and perhaps from recent U.S. Federal Reserve Board tightening. At this time central banks in the U.S., Europe and China are considering easing or have already begun to lower rates. When combined with the pro-growth fiscal policies of the world’s two largest economies, the U.S. and China, global economic growth may stabilize and over time, perhaps even accelerate. Admittedly, it is possible that our earlier expectations of global gross domestic product (GDP) growth in excess of 3 percent in 2019 may be a bit too optimistic. However, we continue to believe that the economic impact of the Chinese – American trade dispute, political discord in France and Italy and potential economic risks associated with Brexit are likely to slow global growth rather than create a global recession.

Recently, the U.S. and China agreed to continue their trade discussions. The most contentious issues between the two, such as technology theft and required technology transfer, remain unresolved. On the other hand, China did at least partially open more of its economic sectors to foreign investors, including autos, transportation, infrastructure, telecom, financial industries and “culture.” In addition, China has agreed to purchase more American agricultural products, which may generate some votes for President Trump in critical swing states. In return the U.S. agreed to lift sanctions on Huawei and to hold off on implementing additional tariffs. Investors found this outcome to be bullish, and the U.S. equity market reached an all-time high. Although the U.S. and China may have made some progress, we believe these trade issues will persist into the foreseeable future. However, with the trade situation now the norm rather than the exception, we expect investors will be less emotional and reactive to the “trade war” news flow. In addition, reflective of China’s softening economic growth, housing prices and transactions have slowed throughout much of the country and may continue to decline over the remainder of the year.

The Fund remains focused on earnings, as we believe strong and growing earnings, when combined with reasonable valuations, are the key to driving stock prices higher over time. Further, the businesses we identity for the Fund are continuously subject to analysis by our investment team. The Fund’s portfolio holdings remain characterized by strong balance sheets and strong free cash flow, and we continue to project a solid earnings growth rate with valuations that remain attractive.

Management's Discussion of Fund Performance (Unaudited) (Continued)

Comparison of the Change in Value of a $10,000 Investment in the Touchstone International Growth Opportunities Fund - Class A*, MSCI All Country World Ex USA Index

*	The chart above represents performance of Class A shares only, which will vary from the performance of Class C shares, Class Y shares and Institutional Class shares based on the differences in sales loads and fees paid by shareholders in the different classes. The inception date of Class A shares, Class C shares, Class Y shares and Institutional Class shares was August 15, 2016, August 15, 2016, August 15, 2016 and March 28, 2012, respectively. Class A shares, Class C shares and Class Y shares performance information was calculated using the historical performance of Institutional Class shares for periods prior to August 15, 2016. The returns have been restated for sales loads and fees applicable to Class A, Class C and Class Y shares. The returns of the index listed above are based on the inception date of the Fund.

**	The average annual total returns shown above are adjusted for maximum sales loads and fees, if applicable. Effective August 17, 2018, the maximum offering price per share of Class A shares is equal to the net asset value (“NAV”) per share plus a sales load equal to 5.26% of the NAV (or 5.00% of the offering price). Prior to August 17, 2018, the maximum offering price per share of Class A shares was equal to the NAV per share plus a sales load equal to 6.10% of the NAV (or 5.75% of the offering price). Class C shares are subject to a contingent deferred sales charge (“CDSC”) of 1.00%. The CDSC will be assessed on an amount equal to the lesser of (1) the NAV at the time of purchase of the shares being redeemed or (2) the NAV of such shares being redeemed, if redeemed within a one-year period from the date of purchase. Class Y shares and Institutional Class shares are not subject to sales charges.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Notes to Chart

MSCI All Country World Ex-U.S. Index is an unmanaged, capitalization-weighted index composed of companies representative of both developed and emerging markets excluding the United States. Investing in an index is not possible.

MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used to create indices or financial products. This report is not approved or produced by MSCI.

Management's Discussion of Fund Performance (Unaudited)

Touchstone International Small Cap Fund

Sub-Advised by Copper Rock Capital Partners LLC

Investment Philosophy

The Touchstone International Small Cap Fund seeks capital appreciation by primarily investing in equity securities of non-U.S. small-cap companies diversified across sectors and industries. The Fund’s investment process seeks to add value through bottom-up stock selection and in-depth fundamental research and searches for companies believed to have strong management, superior earnings growth prospects and attractive relative valuations.

Fund Performance

The Touchstone International Small Cap Fund (Class A Shares) underperformed its benchmark, the S&P Developed Ex-U.S. Small Cap Index for the 12-month period ended June 30, 2019. The Fund’s total return was -7.42 percent (calculated excluding the maximum sales charge), while the total return of the benchmark was -5.74 percent.

Market Environment

Over much of 2018, investors witnessed a normalization of monetary policy and ongoing strained trade relations between the U.S. and China. With this, they saw fading economic momentum which grew more apparent as the year played out. The hawkish tone of major central banks became more subdued in late 2018 and into 2019 as fears over a global slowdown negatively impacted markets in the final quarter of 2018. This signaling of a shift to more accommodative monetary policy by the U.S. Federal Reserve Board (Fed) and similar signals and measures from policy makers of other major economies spurred a strong rebound in equities across the globe in the first half of 2019.

Overall, global stock markets were mixed during the period. U.S. mid- and large-cap stocks posted high single digit or greater gains while their counterparts in developed and emerging markets advanced only slightly into positive territory. Small-cap stocks across the globe generally declined.

Portfolio Review

From a sector standpoint, stock selection in the Information Technology, Consumer Discretionary, Consumer Staples and Financials sectors benefited Fund performance. The majority of underperformance came from stock selection in the Materials sector, while the Industrials and the Health Care sectors also lagged.

Among the individual stocks that contributed to performance during the period were Charter Hall Group (Real Estate sector), Globant SA and Nihon Unisys, Ltd. (both Information Technology sector). Charter Hall Group is a property related funds manager, which runs and collects fees off of multiple property funds as well as running an investment portfolio of direct property investments. The company owns more than 300 properties across Australia. The company continued execution of its growth plan which incorporates the ongoing acquisition of commercial properties in Australia. The company’s portfolio is well balanced with office buildings, industrial, and retail. The company has shown a skill at wisely investing in a property market where others have stumbled, especially in retail complexes. This, along with the firm’s attractive yield, has delivered growth and income to investors. Globant SA is a Luxembourg-based company that engages in the provision of information technology services and offers application development and maintenance, testing, and infrastructure management. Globant SA continued to benefit from the trend in digital transformations. Due to management’s strong execution, the company reported another notable outperformance of expectations and raised guidance in the second quarter of 2019. Nihon is an IT services company that is well-positioned to benefit from robust software spending from Japanese corporates improving labor productivity in the face of a shrinking labor force. The Japanese government has passed legislation to provide subsidies and special depreciation to facilitate technology adoption

Management's Discussion of Fund Performance (Unaudited) (Continued)

for small and medium sized enterprises. Nihon also benefited from the strong growth in cashless payments. The stock performed well on the back of an impressive earnings report which showed faster growth than the company’s forecast and above analyst consensus. The strong execution was achieved by the combination of top line growth and margin expansion in the second quarter of 2019.

Among the individual stocks that detracted from Fund performance were AMG Advanced Metallurgical Group (Materials sector), Orion Corp. (Consumer Staples sector) and Premier Oil plc (Energy sector). AMG Advanced Materials produces specialty metals and metallurgical vacuum furnace systems. Key to the thesis is its low cost production of lithium, a critical component for batteries in electric vehicles. Capital expenditures peaked in 2017 and cash flow inflected higher. The stock peaked last year and has since declined on slowing macroeconomic activity, global trade war concerns and the subsequent decline in prices for lithium and vanadium. Orion sells snacks in China, Korea, Russia, and Vietnam. Sales to China grew in 2018 after geopolitical disagreements between China and South Korea created a very difficult period in 2017. However, sales for the first two months of 2019 came in below the market consensus, driving the stock price down. While sales are expected to bounce back in March, we decided to exit the stock due to the uncertainty. Premier Oil plc is a U.K. based company engaging in the exploration and production of oil and gas. The stock declined largely from the overhang of Brexit fears and declining oil prices.

Outlook

The Fed and European Central Bank pivot to more dovish statements while the monetary policy is encouraging. However, we expect continued elevated volatility as markets look for clues about the trajectory of global economic momentum and digest developments about Brexit, trade disputes, and the rising populist movement in Europe. Meanwhile, the Bank of Japan is continuing its stance towards ultra-loose monetary policy.

From a sector standpoint, the Fund is overweight in the Information Technology, Consumer Staples and Healthcare sectors. We have a preference for later cycle technology such as software and services, which benefits from strong corporate cash flows being reinvested into cybersecurity and productivity given emerging threats and cost pressures from strong wage growth. However, we have added back exposure to semiconductors, as we are seeing the first signs of stabilization and feel that we are nearing an inflection point for improving fundamentals. The Fund is overweight in the Consumer Staples sector given the visibility of earnings and tailwinds from falling commodity prices. The Fund is overweight in the Healthcare sector as we see structural growth opportunities across the value chain of drug discovery, distribution, generics and services.

The Fund is underweight in the Energy, Industrials and Materials sectors given difficult earnings comparisons from 2018 coupled with concern about earnings risk amidst deceleration in global economic momentum and trade war rhetoric. The Fund is underweight in the Financials sector as loan demand is decelerating and a flat/inverted yield curve continues to negatively impact earnings momentum. Lastly, the Fund remains underweight in the Consumer Discretionary sector given the tug of war between structural headwinds (the “Amazon Effect”) and a favorable consumption backdrop given strong employment and wage growth.

We believe the era of multiple expansion is over and that we are in the later stages of a bull market, with flatter overall market returns, higher individual stock volatility, and equity market returns driven by earnings growth and dividends. As such, we believe this economic backdrop argues for more structural growth leadership with an importance on assured earnings growth and valuation sensitivity. That said, we feel the Fund is appropriately positioned for this stage of the peaking economic cycle, and that the markets will recommit to rewarding stocks for their fundamental drivers and ability to deliver on earnings.

Management's Discussion of Fund Performance (Unaudited) (Continued)

Comparison of the Change in Value of a $10,000 Investment in the Touchstone International Small Cap Fund - Class A* and the S&P Developed Ex-U.S. Small Cap Index

*	The chart above represents performance of Class A shares only, which will vary from the performance of Class C shares, Class Y shares and Institutional Class shares based on the differences in sales loads and fees paid by shareholders in the different classes. The inception date of Class A shares, Class C shares, Class Y shares and Institutional Class shares was July 31, 2003, April 12, 2012, December 31, 1996 and December 20, 2006, respectively. Class A shares, Class C shares and Institutional Class shares performance was calculated using the historical performance of Class Y shares for the periods prior to July 31, 2003, April 12, 2012 and December 20, 2006, respectively. The returns have been restated for sales loads and fees applicable to Class A, Class C and Institutional Class shares. The returns of the index listed above are based on the inception date of the Fund.

**	The average annual total returns shown above are adjusted for maximum sales loads and fees, if applicable. Effective August 17, 2018, the maximum offering price per share of Class A shares is equal to the net asset value (“NAV”) per share plus a sales load equal to 5.26% of the NAV (or 5.00% of the offering price). Prior to August 17, 2018, the maximum offering price per share of Class A shares was equal to the NAV per share plus a sales load equal to 6.10% of the NAV (or 5.75% of the offering price). Class C shares are subject to a contingent deferred sales charge (“CDSC”) of 1.00%. The CDSC will be assessed on an amount equal to the lesser of (1) the NAV at the time of purchase of the shares being redeemed or (2) the NAV of such shares being redeemed, if redeemed within a one-year period from the date of purchase. Class Y shares and Institutional Class shares are not subject to sales charges.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Note to Chart

S&P Developed Ex-U.S. Small Cap Index is an unmanaged index of small-cap stocks from developed countries, excluding the United States.

Management's Discussion of Fund Performance (Unaudited)

Touchstone Large Cap Focused Fund

Sub-Advised by Fort Washington Investment Advisors, Inc.

Investment Philosophy

The Fund seeks to invest in companies of large capitalizations that are trading below what is believed to be the estimate of their intrinsic value and have a sustainable competitive advantage or a high barrier to entry in place. The barrier(s) to entry can be created through a cost advantage, economies of scale, high customer loyalty or a government barrier (e.g. license or subsidy). Fort Washington believes that the strongest barrier to entry is the combination of economies of scale and high customer loyalty.

Fund Performance

The Touchstone Large Cap Focused Fund (Class A Shares) outperformed the S&P 500® Index for the 12-month period ended June 30, 2019. The Fund’s total return was 10.51 percent (calculated excluding the maximum sales charge), while the return of its benchmark was 10.42 percent.

Market Environment

During the twelve month period ended June 30, 2019, U.S. equities recorded positive returns primarily due to strong U.S. corporate earnings, moderate growth across global economies and mostly accommodative U.S. Federal Reserve Board (Fed) policy. In the third quarter of 2018, the U.S. equity market moved higher driven primarily by strong corporate earnings and economic growth. Volatility returned in the fourth quarter with all sectors within the S&P 500® Index except Utilities recording negative returns. U.S. equity markets then had a strong first quarter as fears that dragged the market lower in the fourth quarter were somewhat relieved. In the second quarter of 2019, U.S. equity markets continued to move higher as the Fed and other central banks signaled accommodative policy and investors perceived less risk from U.S.-China trade tensions. Over the twelve-month period ended June 30, 2019, sectors that outperformed the Index the most included Health Care, Consumer Staples, Utilities, Real Estate and Information Technology.

Portfolio Review

The sectors within the Fund that outperformed relative to the benchmark included Industrials, Information Technology, Financials, Consumer Discretionary and Energy. The Real Estate, Materials, Consumer Staples, Communication Services and Health Care sectors underperformed.

Overall, stock selection within the Fund drove the relative outperformance. Three stocks that contributed to performance were Visa Inc. (Information Technology sector), Microsoft Corp. (Information Technology sector) and Merck&Co. (Health Care sector). Three stocks that detracted from performance were Baidu Inc. (Communication Services sector), JD.com Inc. (Consumer Discretionary sector) and Kraft Heinz Co. (Consumer Staples sector).

Outlook

We continue to view the U.S. equity market as healthy, albeit later in the cycle. Our view is that the strong first half of 2019 performance by U.S. equities has been driven by broad participation across the market cap spectrum. The typical signs we monitor as indicators of near term recession risk – credit, asset bubbles, and inflation – do not signal a reason to get defensive heading into the second half of the year. We believe the equity market is trading close to fair value and we believe returns to anchor around the cost of capital going forward, although we respect the view that investors could get excited and pull forward future returns.

At the end of the fiscal year, the Fund continues to be positioned for the later stage of the market cycle. This is evident in our emphasis on stocks that are priced in the Franchise Value layer. The Fund also has a large

Management's Discussion of Fund Performance (Unaudited) (Continued)

percentage of businesses with high returns on capital and higher barriers to entry. Additionally, the team continues to emphasize high quality companies as we look for businesses that are mispriced by the market. The weighted average excess return on capital of the Fund’s portfolio remains at an all-time high and considerably above the market average. We believe all of these elements are prudent and positions the Fund well.

Management's Discussion of Fund Performance (Unaudited) (Continued)

Comparison of the Change in Value of a $10,000 Investment in the Touchstone Large Cap Focused Fund - Class A* and the S&P 500® Index

*	The chart above represents performance of Class A shares only, which will vary from the performance of Class C shares, Class Y shares and Institutional Class shares based on the differences in sales loads and fees paid by shareholders in the different classes. The inception date of Class A shares, Class C shares, Class Y shares and Institutional Class shares was January 12, 1934, May 4, 1998, May 4, 2007 and December 23, 2014, respectively. Class C shares, Class Y shares and Institutional Class shares performance was calculated using the historical performance of Class A shares for the periods prior to May 4, 1998, May 4, 2007 and December 23, 2014, respectively. The returns have been restated for sales loads and fees applicable to Class C, Class Y and Institutional Class shares. The launch date of the S&P 500® Index was after the inception date of the Fund, therefore there is no return for inception.

**	The average annual total returns shown above are adjusted for maximum sales loads and fees, if applicable. Effective August 17, 2018, the maximum offering price per share of Class A shares is equal to the net asset value (“NAV”) per share plus a sales load equal to 5.26% of the NAV (or 5.00% of the offering price). Prior to August 17, 2018, the maximum offering price per share of Class A shares was equal to the NAV per share plus a sales load equal to 6.10% of the NAV (or 5.75% of the offering price). Prior to October 28, 2017, the maximum offering price per share of Class A shares was equal to the NAV per share plus a sales load equal to 5.26% of the NAV (or 5.00% of the offering price). Class C shares are subject to a contingent deferred sales charge (“CDSC”) of 1.00%. The CDSC will be assessed on an amount equal to the lesser of (1) the NAV at the time of purchase of the shares being redeemed or (2) the NAV of such shares being redeemed, if redeemed within a one-year period from the date of purchase. Class Y shares and Institutional Class shares are not subject to sales charges.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Note to Chart

S&P 500® Index is a group of 500 widely held stocks and is commonly regarded to be representative of the large capitalization stock universe.

Management's Discussion of Fund Performance (Unaudited)

Touchstone Large Cap Fund

Sub-Advised by The London Company

Investment Philosophy

The Touchstone Large Cap Fund seeks long-term capital growth by investing primarily in common stocks of large-cap U.S. listed companies. The Fund seeks to purchase financially stable large-cap companies that it believes are consistently generating high returns on unleveraged operating capital, run by shareholder-oriented management, and trading at a discount to the company’s respective private market values.

Fund Performance

The Touchstone Large Cap Fund (Class A Shares) underperformed its benchmark, the Russell 1000® Index, for the 12-month period ended June 30, 2019. The Fund’s total return was 7.04 percent (excluding the maximum sales charge), while the benchmark’s total return was 10.02 percent.

Market Environment

During the 12-month period, the U.S. stock market continued higher, but experienced a notable return of volatility with each quarter having greater than 10 percent positive or negative returns.

During the first half of the period, investors were concerned about the prospect of increasing rate hikes from the U.S. Federal Reserve Board ( Fed), which increased the target of the Fed funds rate 0.25 percent in September 2018 and then again in December 2018 to a range of 2.25 to 2.50 percent. Concerns over slowing global growth, the projected path of higher interest rates and tariffs led to a broad sell off in the fourth quarter of 2018. In this part of the period, quality, yield, and value factors were all positive factors for market performance, which was a tailwind for relative performance.

As the market’s focus shifted from concern over impending rate hikes to a belief there could be more accommodative Fed policy and potential for a trade deal, the market rallied strongly in the first half of 2019. During this part of the period, growth drove the market while value and yield factors were headwinds for relative performance. The significant outperformance of growth stocks over value stocks continued as investors maintained their preference for cyclical sectors over defensive sectors.

Overall, among the top performing sectors of the benchmark were Information Technology and Utilities while the Materials and Energy sectors lagged for the 12-month period ended June 30, 2019.

Portfolio Review

Within the Fund, stock selection detracted from relative performance as did sector allocation, but to a lesser degree. At the sector level, an underweight to the Information Technology sector and an overweight to the Materials sector had a negative impact on relative performance. This was partially offset by the positive impact from an underweight to the Energy sector.

Among the individual stocks that contributed to Fund performance during the period were Progressive Corp. (Financials sector), Visa Inc. (Information Technology sector), Norfolk Southern Corp. (Industrials sector), Dollar Tree Inc. (Consumer Discretionary sector) and Nestle (Consumer Staples sector). Progressive Corp., an insurance provider, significantly outperformed during the period as the company began to gain market share while posting strong premium growth. Progressive has shown improving top line growth in both auto and home policy segments. Both digital and agency platforms are growing and taking market share. Visa, a global payments technology company, was driven by strength in service revenue and data processing. Growth in global payment, the shift to credit and electronic commerce should be tailwinds for the long term. Visa produced strong cash flow and returned significant cash to shareholders. Norfolk Southern is a railway transportation

Management's Discussion of Fund Performance (Unaudited) (Continued)

provider. The company gained throughout the period due to solid earnings and positive sentiment following its Investor Day, where its turnaround plan and Precision Scheduled Railroading Plan was unveiled. Dollar Tree was up in the period with most of its relative gain occurring in the fourth quarter of 2018 following reports of two different activist investors purchasing the stock, as well as optimism around the potential stabilization of the Family Dollar division. Key performance indicators at Family Dollar were slightly negative in the most recent quarter while same store sales at Dollar Tree stores were positive. Separately, management disclosed the goal of renovating at least 1,000 Family Dollar stores in 2019 and also was incrementally more positive on resuming share repurchases in 2019. Nestle, a multinational packaged food company, was added to the Fund’s portfolio during the fourth quarter of 2018. The company continued to benefit from its strong brands in large and growing markets.

Among the stocks that detracted from Fund performance were Altria Group Inc. (Consumer Staples sector), Carnival Corp. (Consumer Discretionary sector), Charles Schwab Corp. (Financials sector), Albemarle Corp. (Materials sector) and FedEx Corp. (Industrials sector). FedEx, a global integrated freight and delivery business, was weak as the company deals with slowing European trade, lingering effects from the cyberattack at a subsidiary and a mix shift to lower-profit services in its Express business. Our longer-term thesis regarding the wide moat nature of the business remains intact. Valuation remained comfortably below historical averages. Altria, the owner of multiple tobacco operating companies, sold off in the second quarter of 2019 along with all the tobacco stocks on worse than expected volume. In addition, concerns around the regulatory outlook for Juul, with negative commentary from former FDA Commissioner Scott Gottlieb, added to pressure on the stock. In our view, sentiment has swung far too negative on Altria, as reflected in the valuation, and we believe the 6.5 percent dividend is solid and attractive. Carnival, a cruise ship operator, sold off sharply after it reported quarterly results above expectations but lowered guidance for the year. The stock has been under pressure this year due to concerns about softening European yields and increasing capacity in the face of a weakening economic outlook in Europe. While near-term pressures may continue, we view the dramatic market reaction as overdone with the stock trading near an attractive valuation. Long term we continue to believe Carnival will benefit from significant barriers to entry, limited competition and increasing demand from both an aging demographic and international travelers. Charles Schwab Corp., a provider of diversified financial services, continued to face headwinds related to client cash “sorting”—moving cash into higher yielding alternatives to traditional cash allocations. Furthermore, the company was hit by the dual headwinds of falling interest rates (which compresses interest margin) and high equity valuations (which reduces client cash balances). Long term, we remain confident in the company’s ability to drive asset accumulation due to its strong value proposition to clients. Albemarle Corp., a specialty chemical company, lagged during the period due to weakness in the lithium spot market. While we are cognizant of the risk to profits if this environment persists, we note that recent results illustrated the resilience of Albemarle’s business due to diversification and emphasis on long-term contracts. Despite the weak spot market, Albemarle posted higher lithium pricing year over year. While the near term may continue to be volatile, we remain confident in the long-term outlook for the business.

During the 12-month period, we were more active during periods of volatility and traded stocks to adhere to our investment discipline. New positions included Martin Marietta Materials Inc. (Materials sector), Nestle (Consumer Staples sector), Charles Schwab (Financials sector), and Fox Corporation (Consumer Discretionary sector). Positions exited during the period were Nike Inc. (Consumer Discretionary sector), Bank of America Corp. (Financials sector), Deere & Co. (Industrials sector), and Coca Cola Company (Consumer Staples sector).

We initiated a position in Martin Marietta reflecting our positive view of the aggregates industry (oligopoly with pricing power), strong return on capital and double digit operating margins. Looking ahead, we believe volume growth should be solid reflecting the strong U.S. economy and need for greater infrastructure spending. Incremental margins are quite high in the aggregates business, so any upside to volume could lead to margin

Management's Discussion of Fund Performance (Unaudited) (Continued)

improvement. Nestle is the largest food company in the world with scale and brand advantages. The company is well diversified among geographies with roughly 60 percent of sales occurring in developed markets and 40 percent in emerging markets, where growth and margins are higher. The company is exposed to many large Consumer Staples categories and it also has a valuable stake in L’Oreal (23 percent of shares – worth over $30B). New management seems intent on optimizing the business. Schwab is one of the largest retail brokers in the United States, with a best-in-class platform that combines superior service with highly competitive pricing. Client assets of the company’s platform now exceed $4 trillion. Most of the company’s revenue is generated from the interest rate spread earned on client cash and fees earned on assets through internal or externally managed funds. Going forward, we believe the company will put a larger emphasis on returning capital to shareholders via dividends and buybacks. In January, the company announced a new $4 billion share repurchase plan and increased the dividend 31 percent. Fox Corporation was created in a spin-off after legacy 21st Century Fox merged with Disney in March of 2019. Fox Corp. owns two of the five most watched television networks (Fox Broadcast and Fox News). The company is focused on news and sports, which command live viewership and large audiences. While viewership among consumers is moving to watching shows on delay, we believe Fox is less susceptible to this risk as the demand for live news and sporting events remains strong.

Outlook

We maintain a mixed view of stocks and expect continued volatility in the months ahead. On the positive side, the U.S. economy remains in solid shape driven by the strength of the consumer, reflecting low unemployment and rising wages. Low inflation, relatively low interest rates and a possibly more dovish Fed are other positive factors. We continue to expect annualized real gross domestic product (GDP) growth in the 2 percent range.

Potential risks include a slowing economy, talk of higher tariffs, rising debt levels and investor expectations for interest rate cuts that may not come to fruition. While there was no recent change in interest rates, notes from the latest Federal Open Market Committee meeting point to members now leaning toward one rate cut of roughly 25 basis point over the next year. Investors appear to be expecting more rate cuts over the same period. This difference in market expectations vs. potential Fed actions could lead to greater volatility in stock prices.

Valuation for the broader market, measured by the Russell 3000® Index, is a bit above its long-term average, so multiple expansion from here may be limited. While we believe the risks and rewards are somewhat balanced as they relate to stocks overall, we remain cautious and focus on limiting downside in each holding. Fortunately, we are still finding high conviction investment ideas to populate the Fund.

Management's Discussion of Fund Performance (Unaudited) (Continued)

Comparison of the Change in Value of a $10,000 Investment in the Touchstone Large Cap Fund - Class A* and the Russell 1000® Index

*	The chart above represents performance of Class A shares only, which will vary from the performance of Class C shares, Class Y shares and Institutional Class shares based on the differences in sales loads and fees paid by shareholders in the different classes. The inception date of the Fund was July 9, 2014. The returns of the index listed above are based on the inception date of the Fund.

**	The average annual total returns shown above are adjusted for maximum sales loads and fees, if applicable. Effective August 17, 2018, the maximum offering price per share of Class A shares is equal to the net asset value (“NAV”) per share plus a sales load equal to 5.26% of the NAV (or 5.00% of the offering price). Prior to August 17, 2018, the maximum offering price per share of Class A shares was equal to the NAV per share plus a sales load equal to 6.10% of the NAV (or 5.75% of the offering price). Class C shares are subject to a contingent deferred sales charge (“CDSC”) of 1.00%. The CDSC will be assessed on an amount equal to the lesser of (1) the NAV at the time of purchase of the shares being redeemed or (2) the NAV of such shares being redeemed, if redeemed within a one-year period from the date of purchase. Class Y shares and Institutional Class shares are not subject to sales charges.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Note to Chart

Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index.

The Frank Russell Company (FRC) is the source and owner of the data contained or reflected in this material and all trademarks and copyrights related thereto. The material may contain confidential information and unauthorized use, disclosure, copying, dissemination or redistribution is strictly prohibited. This is a Touchstone Investments presentation of the data, and FRC is not responsible for the formatting or configuration of this material or for any inaccuracy in the presentation thereof.

Management's Discussion of Fund Performance (Unaudited)

Touchstone Large Company Growth Fund

Sub-Advised by DSM Capital Partners LLC

Investment Philosophy

The Touchstone Large Company Growth Fund seeks long-term capital appreciation by primarily investing in U.S. equity securities of large capitalization companies believed to offer the best opportunity for reliable growth at attractive stock valuations. The Fund utilizes a bottom-up idea-driven growth style with a distinct valuation discipline. It seeks to identify companies which are believed to exhibit certain quality characteristics, including: predictable growth, solid fundamentals, attractive profitability and successful management.

Fund Performance

The Touchstone Large Company Growth Fund (Class A shares) underperformed its benchmarks, the Russell 1000® Growth Index and the S&P 500® Index, for the 12-month period ended June 30, 2019. The Fund’s total return was 10.39 percent (calculated excluding the maximum sales charge), while the total return of the Russell 1000® Growth index was 11.56 percent and the total return of the S&P 500® Index was 10.42 percent.

Market Environment

The stock market appreciated over the 12-month period despite a myriad of challenges including: a U.S.-China trade war, slowing global economic growth, political turmoil in the European Union due to Brexit, the ‘yellow vest’ protests in Paris and political problems in Italy. Earnings remained strong in the face of these challenges, and as sentiment depressed valuations, opportunities were created for investors during the volatile period.

During the second half of 2018, global equity markets declined due to investor concerns that an ongoing trade war between China and America would cause a global recession. The trade war has morphed into a trade dispute. As a result, with the global economy continuing to grow, investor uncertainty has normalized and global markets have moved substantially higher.

Portfolio Review

During the 12-month period ended June 30, 2019, the Fund’s underperformance versus the benchmark was primarily due to weak stock selection in the Consumer Discretionary and Communication Services sectors, as well as an overweight allocation to Communication Services. This was partially offset by the Fund’s stock selection in the Information Technology and Health Care sectors.

The holdings which contributed most to the Fund’s performance during the period were Microsoft Corporation (Information Technology), Visa Inc. (Information Technology), PayPal Holdings Inc. (Information Technology), MSCI Inc. (Financials) and Adobe Inc. (Information Technology).

The weakest contributors to the Fund’s performance during the period were Electronic Arts Inc. (Communication Services), Alibaba Group Holding Limited (Consumer Discretionary), Booking Holdings Inc. (Consumer Discretionary), Charles Schwab Corporation (Financials) and Palo Alto Networks Inc. (Information Technology).

There were no meaningful changes made to the Fund’s positioning during the 12-month period. The majority of the portfolio was invested in the Communication Services, Consumer Discretionary, Consumer Staples, Financials, Health Care and Information Technology sectors.

Management's Discussion of Fund Performance (Unaudited) (Continued)

Outlook

We have projected for many years that the current global economic cycle will be longer than the majority of previous economic growth periods. Fears of trade wars, and of weak economic growth have shaken investor confidence. The economic outlook appears uncertain to many investors. However, over time investors adjust to unexpected events, such as trade disputes, and the market, driven by solid fundamentals, moves higher. As we have stated time and time again, “Bull markets climb a wall of worry” and we continue to expect that global equity markets will trend higher.

As the U.S. economy continues to grow, the strong dollar, in combination with productivity-enhancing/ technology-focused investments, should support both low inflation and accelerating wages. Recently, wage gains have been reported at 3.1 percent, a level few economists thought would be reached again. Given the combination of low inflation, low interest rates, the possibility of Federal Reserve rate cuts, and lower tax rates, we believe it is unlikely that the U.S. economy will slip into a recession over the next few years.

Certainly, some global economic indicators have been softer recently, particularly in Europe. Global growth has weakened due to China’s economic slowdown, the trade disputes and perhaps from recent U.S. Federal Reserve tightening. At this time central banks in the U.S., Europe and China are considering easing or have already begun to lower rates. When combined with the pro-growth fiscal policies of the world’s two largest economies, the U.S. and China, global economic growth may stabilize and over time, perhaps even accelerate. Admittedly, it is possible that our earlier expectations of global gross domestic product (GDP) growth in excess of 3 percent in 2019 may be a bit optimistic. However, we continue to believe that the economic impact of the Chinese – American trade war, political discord in France and Italy and potential economic risks associated with Brexit are likely to slow global growth rather than create a global recession.

Recently, the U.S. and China agreed to continue their trade discussions. In fact, nothing has substantively changed, except that the trade situation is now stable rather than escalating. The most contentious issues between the two, such as technology theft and required technology transfer, remain unresolved. On the other hand, China did at least partially open more of its economic sectors to foreign investors, including autos, transportation, infrastructure, telecom, financial industries and “culture.” In addition, China agreed to purchase more American agricultural products, which may generate some votes for President Trump in critical swing states. In return the U.S. agreed to lift sanctions on Huawei and to hold off on implementing additional tariffs. Investors found this outcome to be bullish, and the U.S. equity market has reached an all-time high. Although the U.S. and China may have made some progress, we believe these trade issues will persist into the foreseeable future. However, with the trade situation now the norm rather than the exception, we expect investors will be less emotional and reactive to the “trade war” news flow. As an aside, reflective of China’s softening economic growth, housing prices and transactions have slowed throughout much of the country and may continue to decline over the remainder of the year.

The Fund remains focused on earnings, as we believe strong and growing earnings, when combined with reasonable valuations, are the key to driving stock prices higher over time. Further, the businesses we identity for the Fund are continuously subject to analysis by our investment team. The Fund’s portfolio holdings remain characterized by strong balance sheets and strong free cash flow, and we continue to project a solid earnings growth rate with valuations that remain attractive.

Management's Discussion of Fund Performance (Unaudited) (Continued)

Comparison of the Change in Value of a $10,000 Investment in the Touchstone Large Company Growth Fund- Class A*, the Russell 1000® Growth Index and the S&P 500® Index

*	The chart above represents performance of Class A shares only, which will vary from the performance of Class C shares, Class Y shares and Institutional Class shares based on the differences in sales loads and fees paid by shareholders in the different classes. The inception date of Class A shares, Class C shares, Class Y shares and Institutional Class shares was August 15, 2016, August 15, 2016, August 15, 2016 and August 28, 2009, respectively. Class A shares, Class C shares and Class Y shares performance information was calculated using the historical performance of Institutional Class shares for periods prior to August 15, 2016. The returns have been restated for sales loads and fees applicable to Class A, Class C and Class Y shares. The returns of the indexes listed above are based on the inception date of the Fund.

**	The average annual total returns shown above are adjusted for maximum sales loads and fees, if applicable. Effective August 17, 2018, the maximum offering price per share of Class A shares is equal to the net asset value (“NAV”) per share plus a sales load equal to 5.26% of the NAV (or 5.00% of the offering price). Prior to August 17, 2018, the maximum offering price per share of Class A shares was equal to the NAV per share plus a sales load equal to 6.10% of the NAV (or 5.75% of the offering price). Class C shares are subject to a contingent deferred sales charge (“CDSC”) of 1.00%. The CDSC will be assessed on an amount equal to the lesser of (1) the NAV at the time of purchase of the shares being redeemed or (2) the NAV of such shares being redeemed, if redeemed within a one-year period from the date of purchase. Class Y shares and Institutional Class shares are not subject to sales charges.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Note to Chart

Russell 1000® Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

The Frank Russell Company (FRC) is the source and owner of the data contained or reflected in this material and all trademarks and copyrights related thereto. The material may contain confidential information and unauthorized use, disclosure, copying, dissemination or redistribution is strictly prohibited. This is a Touchstone Investments presentation of the data, and FRC is not responsible for the formatting or configuration of this material or for any inaccuracy in the presentation thereof.

S&P 500® Index is a group of 500 widely held stocks and is commonly regarded to be representative of the large capitalization stock universe.

Management's Discussion of Fund Performance (Unaudited)

Touchstone Ohio Tax-Free Bond Fund

Sub-Advised by Fort Washington Investment Advisors, Inc.

Investment Philosophy

The Touchstone Ohio Tax-Free Bond Fund seeks the highest level of interest income exempt from federal income and Ohio personal income taxes, consistent with the protection of capital. It invests primarily in high-quality, long-term Ohio Municipal obligations.

Fund Performance

The Touchstone Ohio Tax-Free Bond Fund (Class A Shares) underperformed its benchmark, the Bloomberg Barclays Municipal Bond Index, for the 12-month period ended June 30, 2019. The Fund’s total return was 5.60 percent (calculated excluding the maximum sales charge), while the total return of the benchmark was 6.71 percent.

Market Environment

Growth in the broader economy was solid during much of the fiscal year. Gross domestic product (GDP) reported gains of 3 percent on average while inflation was at, or slightly below, the U.S. Federal Reserve Board’s (Fed) target of 2 percent. Employment was strong with the unemployment rate declining while wages grew. This fueled consumer spending. Business investment contributed to growth as well. Cross currents began to emerge in the final quarter of 2018 causing an increase in market volatility. More specifically, concerns about slowing global growth, escalating trade disputes and a shutdown of the U.S. government in December/January caused a sharp selloff in the equity and corporate bond markets. Much of the damage was reversed in the first quarter of 2019 as stock prices rebounded and credit spreads tightened.

The Fed raised rates in September and December 2018 by a total of 0.50 percent to bring the fed funds rate to a range of 2.25 to 2.50 percent. During this period, the Treasury yield curve flattened with interest rates on short maturities rising while yields on longer bond maturities declined. As the fiscal year progressed, the slowdown in the global economy worsened and the on again, off again trade dispute with China and others resumed, as President Trump signaled new tariffs for Chinese and Mexican goods. This reinforced the view that the economy was slowing. Markets saw Fed policy as too tight and began to “price in” a reduction in the federal funds rate. As this view gained traction, the Treasury yield curve inverted with short-term interest rates trading at yields above longer term maturities. On average, interest rates declined 0.55 percent over the period, with the middle of the curve (two to 10 years) declining the most.

While the municipal market performed well during the 12-month period ended June 30, 2019, it underperformed relative to both the Treasury and corporate bond markets. Performance was driven by strong investor demand and limited new issue supply. The Tax Cuts and Jobs Act (TCJA) reduced overall tax rates but also limited deductions for state and local taxes, which in turn helped stimulate demand for municipal bonds, especially in high tax states where the impact was felt the most. The TCJA also impacted the supply side as the tax law eliminated the ability of municipalities to refinance outstanding debt with tax free bonds in advance of the call or maturity date. This has reduced new issue supply by 25 to 30 percent since the law took effect.

Portfolio Review

In managing the Fund, we put greater emphasis on high-quality Ohio municipal bonds in the 20-year maturity range. That is where we feel the market offers the best combination of tax-free yield and total return. We believe this strategy can help the Fund maintain a shorter duration relative to the broader market and reduce volatility associated with longer-term bonds. Given the net decline in interest rates over the period, the Fund’s total return was negatively impacted as longer duration bonds outperformed the broader municipal market. From

Management's Discussion of Fund Performance (Unaudited) (Continued)

a sector perspective, the Fund benefited from overweight positions in Health Care bonds and Education bonds as both sectors outperformed the broader Index.

Outlook

Despite slowing in the broader economy, fundamentals within the municipal sector remain good. Many large, high tax states saw a windfall in personal income tax collections during the recent tax season. This helped many states and municipalities close budget gaps or, in the case of Illinois, allowed them to make a full pension payment. Sales tax receipts have been good as well. If the economy continues to slow, municipal revenues will slow also, but the recent trend has been a positive for the sector and allowed some municipalities to build reserves should conditions worsen. The state of Ohio and smaller municipalities throughout the state have had solid metrics for some time. We would expect that to continue. In addition, investor interest in the municipal market is likely to remain strong given the tax deduction limitations imposed under the TCJA. At this time there doesn’t appear to be any catalyst for the market.

We believe the Fund is properly positioned and we are not expecting sharp movement in either direction for interest rates in the 10-year and longer segment of the yield curve. In this environment we would expect to earn the coupon for the remainder of the year.

Management's Discussion of Fund Performance (Unaudited) (Continued)

Comparison of the Change in Value of a $10,000 Investment in the Touchstone Ohio Tax-Free Bond Fund - Class A* and the Bloomberg Barclays Municipal Bond Index

*	The chart above represents performance of Class A shares only, which will vary from the performance of Class C shares, Class Y shares and Institutional Class shares based on the difference in sales loads and fees paid by shareholders in the different classes. The inception date of Class A shares, Class C shares, Class Y shares and Institutional Class shares was April 1, 1985, November 1, 1993, August 30, 2016 and August 30, 2016, respectively. Class C shares, Class Y shares and Institutional Class shares performance information was calculated using the historical performance of Class A shares for the periods prior to November 1, 1993, August 30, 2016 and August 30, 2016, respectively. The returns have been restated for sales loads and fees applicable to Class C shares, Class Y shares and Institutional Class shares. The returns of the index listed above are based on the inception of the Fund.

**	The average annual total returns shown above are adjusted for maximum sales loads and fees, if applicable. Effective August 17, 2018, the maximum offering price per share of Class A shares is equal to the net asset value (“NAV”) per share plus a sales load equal to 2.04% of the NAV (or 2.00% of the offering price). Prior to August 17, 2018, the maximum offering price per share of Class A shares was equal to the NAV per share plus a sales load equal to 4.99% of the NAV (or 4.75% of the offering price). Class C shares are subject to a contingent deferred sales charge (“CDSC”) of 1.00%. The CDSC will be assessed on an amount equal to the lesser of (1) the NAV at the time of purchase of the shares being redeemed or (2) the NAV of such shares being redeemed, if redeemed within a one-year period from the date of purchase. Class Y shares and Institutional Class shares are not subject to sales charges.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Note to Chart

Bloomberg Barclays Municipal Bond Index is a widely recognized unmanaged index of municipal bonds with maturities of at least one year.

Management's Discussion of Fund Performance (Unaudited)

Touchstone Small Company Fund

Sub-Advised by Fort Washington Investment Advisors, Inc.

Investment Philosophy

The Fund seeks to provide investors with growth of capital by investing primarily in common stocks of small companies that the sub-advisor believes are high quality, have superior business models, solid management teams, sustainable growth potential and are attractively valued.

Fund Performance

The Touchstone Small Company Fund (Class A Shares) outperformed its benchmark, the Russell 2000® Index for the 12-month period ended June 30, 2019. The Fund’s total return was -0.73 percent (calculated excluding the maximum sales charge), while the total return of the benchmark was -3.31 percent.

Market Environment

Small-cap equities experienced significant volatility during the period. We believe changing expectations in three main areas and their impact on corporate earnings were driving market volatility. These three focus areas are the economic cycle, interest rates and trade with China.

Starting with China, in the quarter ended December 2018, global trade war concerns intensified, and as a result, emerging and developed economies overseas experienced a significant deceleration in economic conditions and stock market valuations. Positive updates on trade negotiations in the March 2019 quarter sparked the rally, before giving way to a breakdown in negotiations and additional tariffs in May 2019, and a resumption of trade talks after the G-20 Summit in June 2019. While near-term trade war escalations have been averted, the situation is fluid.

Turning our attention to interest rates, in the span of less than six months, market expectations moved from higher expected rates, to the U.S. Federal Reserve Board (Fed) on hold, to now expecting interest rate cuts.

In contrast to the significant volatility in trade and interest rate expectations, United States economic conditions have been solid and steady. Gross domestic product (GDP) grew three percent in each of the period’s first three quarters compared to the prior year, unemployment remains low and inflation benign. The economic backdrop for corporate and consumer spending has remained positive.

At the sector level, there has been a significant divergence in performance over the year ended June 30, 2019. The outperforming market sectors were Utilities, Information Technology, Real Estate and Industrials. The Utilities and Information Technology sectors were particularly strong as each posted double-digit performance. The underperforming market sectors were Energy, Materials, Consumer Staples, Health Care, Consumer Discretionary, and Financials. The economically sensitive Energy and Materials sectors were notably weaker.

Portfolio Review

Among the Fund’s top performing sectors were Industrials, Information Technology, Energy and Health Care. Stock selection drove the Industrials and Health Care sectors’ outperformance, while a low allocation to the Energy sector benefitted performance. Among the Fund’s bottom performing sectors were Financials, Utilities and Real Estate, due principally to negative stock selection.

The Fund’s largest sector exposure for the year was Information Technology. Two of the Fund’s top ten performing stocks for the year were in this sector, Live Ramp Holdings Inc. and Verint Systems Inc. Live Ramp Holdings is a provider of marketing services and data connectivity used by global brands and marketing technology companies. The company, formerly known as Acxiom Corp., sold the Acxiom Marketing Solutions business to The Interpublic Group of Companies for $2.3 billion, which was significantly higher than market expectations. The remaining

Management's Discussion of Fund Performance (Unaudited) (Continued)

company is focused on the Live Ramp business, a fast growing, high gross margin software-as-a-service (SaaS) business model that the market reacted favorably to as a stand-alone company. Verint provides software focused on actionable intelligence in two target areas – enterprise solutions and cyber security solutions. Both businesses experienced accelerated organic growth over the last year, which combined with margin expansion from their shared services model to drive double-digit earnings growth. The market reacted favorably to three year targets that pointed to continued elevated revenue growth, margin expansion and double-digit earnings growth. Information Technology sector holdings that detracted from performance in the last year were Plantronics Inc. and Avaya Holdings Corp. Both companies provide products and services in the unified communications market. Plantronics provides voice and video endpoints, while Avaya builds the software and services infrastructure. We believe that their underperformance was driven by concerns about their respective competitive positions given secular changes in the communications market toward emerging cloud based solutions. We believe these competitive concerns were exacerbated by the fact that both companies have above average debt leverage on their balance sheets.

The Fund’s second largest sector exposure for the year was Industrials. Woodward Inc. and Esterline Technologies Corp. were the Fund’s top performing Industrials stocks. Woodward provides control system solutions to the aerospace and industrial markets. The company’s aerospace segment experienced a significant acceleration in growth driven by higher content in next generation aircraft and record margins. The Industrials sector benefitted from the astute acquisition of L’Orange, which has proven significantly more accretive than expected. Esterline was also a provider of products and solutions to the aerospace and industrial markets. The company was acquired by Transdigm Group Inc. for a substantial premium. Industrials holdings that detracted from performance in the last year were Mobile Mini Inc. and Terex Corp. The Mobile Mini underperformance was surprising, as the largest portable storage solutions provider in the United Sates delivered record earnings in 2018 and had a positive outlook for 2019 with revenue growth, margin expansion and free cash generation expected to outperform its target evergreen model. We believe the underperformance is tied to economic cycle concerns, particularly in retail and construction end markets, the largest end markets it services. Similarly, Terex, a manufacturer of aerial work platforms, cranes and materials processing machinery, underperformed due to cycle concerns. We exited the stock on deteriorating business model concerns.

Outlook

Although the backdrop in the U.S. has been stable, we believe U.S. companies will have a more difficult time outperforming their prior year earnings results. As a result, we are emphasizing companies with attractive cash flow conversion and balance sheet strength.

Overall, we remain focused on executing our fundamental stock selection and portfolio management process. We believe that stocks experience a four stage investment cycle and our research process is focused on the dynamics that apply to each stage of the investment cycle. We believe that excess returns and lower volatility are driven by the ability to successfully identify a stock’s current stage and the potential for it to transition to a different stage of its investment cycle, thus capturing upside potential and reducing downside risk.

Management's Discussion of Fund Performance (Unaudited) (Continued)

Comparison of the Change in Value of a $10,000 Investment in the Touchstone Small Company Fund - Class A* and the Russell 2000® Index

*	The chart above represents performance of Class A shares only, which will vary from the performance of Class C shares, Class Y shares, Institutional Class shares and Class R6 shares based on the differences in sales loads and fees paid by shareholders in the different classes. The inception date of Class A shares, Class C shares, Class Y shares, Institutional Class shares and Class R6 shares was March 1, 1993, July 9, 2001, May 4, 2007, October 30, 2017 and December 23, 2014, respectively. Class C shares, Class Y shares, Institutional Class shares and Class R6 shares performance was calculated using the historical performance of Class A shares for the periods prior to July 9, 2001, May 4, 2007, October 30, 2017 and December 23, 2014, respectively. The returns have been restated for sales loads and fees applicable to Class C, Class Y, Institutional Class and Class R6 shares. The returns of the index listed above are based on the inception date of the Fund.

**	The average annual total returns shown above are adjusted for maximum sales loads and fees, if applicable. Effective August 17, 2018, the maximum offering price per share of Class A shares is equal to the net asset value (“NAV”) per share plus a sales load equal to 5.26% of the NAV (or 5.00% of the offering price). Prior to August 17, 2018, the maximum offering price per share of Class A shares was equal to the NAV per share plus a sales load equal to 6.10% of the NAV (or 5.75% of the offering price). Prior to October 28, 2017, the maximum offering price per share of Class A shares was equal to the NAV per share plus a sales load equal to 5.26% of the NAV (or 5.00% of the offering price). Class C shares are subject to a contingent deferred sales charge (“CDSC”) of 1.00%. The CDSC will be assessed on an amount equal to the lesser of (1) the NAV at the time of purchase of the shares being redeemed or (2) the NAV of such shares being redeemed, if redeemed within a one-year period from the date of purchase. Class Y shares, Institutional Class shares and Class R6 shares are not subject to sales charges.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Notes to Chart

Russell 2000®Index measures the performance of the small-cap segment of the U.S. equity universe.

The Frank Russell Company (FRC) is the source and owner of the data contained or reflected in this material and all trademarks and copyrights related thereto. The material may contain confidential information and unauthorized use, disclosure, copying, dissemination or redistribution is strictly prohibited. This is a Touchstone Investments presentation of the data, and FRC is not responsible for the formatting or configuration of this material or for any inaccuracy in the presentation thereof.

Management's Discussion of Fund Performance (Unaudited)

Touchstone Value Fund

Sub-Advised by Barrow, Hanley, Mewhinney & Strauss, LLC

Investment Philosophy

The Touchstone Value Fund seeks long-term growth by primarily investing in equity securities of large- and mid-cap companies believed to be undervalued. The Fund uses traditional methods of stock selection — research and analysis — to identify companies that have price-to-earnings and price-to-book ratios below the market, that also have above-average dividend yields, that focus on companies that are out of favor due to internal or external challenges judged to be short-term in nature. Stock selection is driven by fundamental analysis on individual companies rather than by broad market themes.

Fund Performance

The Touchstone Value Fund (Class A Shares) outperformed its benchmark, the Russell 1000® Value Index, for the 12-month period ended June 30, 2019. The Fund’s total return was 8.53 percent (calculated excluding the maximum sales charge), while the total return of the benchmark was 8.46 percent.

Market Environment

Markets over the past year took equity investors on a wild ride. After a reasonable third quarter last year markets took a nose dive in the fourth quarter only to rebound strongly through the first half of 2019. While the roller coaster ride may initially have been thrilling, equity investors now sit at the top of the ride, trying not to look down. For those who did look down, there was plenty to fear as political and trade uncertainties threatened to remake decades-old global trading patterns and supply chains, and in the process negatively impact economic growth and earnings forecasts for companies around the globe. An additional glance down would also reveal a familiar, but nevertheless unexpected driver of the roller coaster – the U.S. Federal Reserve Board (Fed). It is hard to overstate the influence of the Fed on the direction and trajectory of equity markets over the past year. When the Fed signaled further rate hikes and a normalization of interest rates late last year, stocks declined. When the Fed turned dovish and economic readings softened, expectations changed dramatically.

Looking closely at the sector returns within the Fund’s benchmark over the past year, the defensive Utilities, Health Care and Consumer Staples sectors outperformed, along with the perennially popular Information Technology sector, while the Energy and Materials sectors fell amid fears of a global economic slowdown.

Portfolio Review

During the 12-month period, the Fund’s stock selection within the Information Technology, Consumer Discretionary and Materials sectors contributed most to relative performance. Stock selection in Consumer Staples detracted from relative performance, as did an overweight to the Energy sector; yet the negative effect was mitigated by stock selection within the sector.

Among the individual stocks that contributed to performance were Air Products and Chemicals, Inc. (Materials Sector), Dollar General Corp. (Consumer Discretionary sector) and Qualcomm Inc. (Information Technology sector). Air Products and Chemicals, Inc. was a positive contributor during the 12-month period as the stock strengthened further following the sell-off in the fourth quarter of 2018. APD continues to realize benefits from accelerating new project backlogs and pricing. Dollar General Corp. outperformed in the 12-month period after delivering two consecutive quarters of comparable sales growth during the first half of 2019 and greater than expected profits. A series of operating initiatives – ranging from highly profitable remodel formats to plans to self-distribute the company’s fresh and frozen merchandise – began to drive top line growth and should result in margin expansion as the company enters 2020. Qualcomm Inc., is the leader in mobile processors, and modems along with a successful technology licensing business. The stock outperformed over the 12-month

Management's Discussion of Fund Performance (Unaudited) (Continued)

period as Qualcomm and Apple settled a two-year licensing dispute. Partially offsetting the good news of an Apple resolution was a legal setback, as a judge ruled against Qualcomm in the Federal Trade Commission’s case against the company.

Among the individual stocks that detracted from performance were State Street Corp. (Financials sector), Phillips 66 (Energy sector) and CVS Health Corp. (Health Care sector). State Street services and manages assets on behalf of institutional clients. The company operates in more than 100 markets worldwide and has approximately $33 trillion assets under custody and administration as well as $2.8 trillion of primarily passive assets under management. In June 2018, State Street announced plans to acquire Charles River Development. Our initial take on the deal was that State Street would have a competitive advantage over peers with its fully integrated front-to-back office client servicing platform. Upon further diligence, we now view the Charles River transaction as more defensive in nature. Although trading at only eight times earnings, pricing pressure trends in State Street’s asset servicing business are more secular than cyclical, which limits earnings visibility. Phillips 66 is a well-diversified downstream company that should benefit from the long-term demand for petrochemicals and refined products while it takes advantages of North American crude differentials. We remain optimistic, despite the stock weighing on performance over the 12-month period. As one of the largest distillate producers also leveraged to medium/sour crude discounts, we believe the company should be able to utilize the prospects of good refining fundamentals. Further, the company’s Chevron Phillips Chemical Company joint venture and midstream operations will benefit from the growing natural gas liquids supply and the need for energy infrastructure in the U.S. CVS Health Corp. was also a detractor during the past year. Within the Health Care sector, Pharmacy Benefit Management (Caremark), and Health Insurance (Aetna) businesses, CVS is one of the largest U.S. diversified healthcare companies. CVS was a modest detractor in the quarter, as the market is still uncertain about long-term earnings growth potential. Given its top-tier scale and market position in each of its businesses, it appears unlikely that CVS will fail to grow earnings in line with the industry. Further, the acquisition of Aetna could prove to be a master stroke, giving CVS an avenue to deploy retail boxes for chronic disease management services (particularly for the government market) to reduce medical costs, improve health outcomes, improve patient experience, and receive bonus payments – all of which can be reinvested to enhance growth and market share.

There were several changes in the portfolio during the 12-month period. Within Financials, we sold many of the large money-centered banks that have enjoyed the rise in interest rates and concomitant net interest margin expansion, as well as an easier regulatory environment. In their place, we have purchased several companies that we believe will outperform as we enter the later stages of the credit cycle (U.S. Bancorp, Northern Trust Corp. and Chubb Ltd. to name a few). Additionally, we have reduced the Fund’s position in Health Care as we have sold several pharmaceutical stocks (Pfizer, Merck) as those holdings have reached our valuation targets. We added UnitedHealth Group, a stock the Fund has owned previously, and that sold-off this year as political rhetoric over health care spending has overtaken the fundamentals of the company. We have remained underweight the “bond proxy” sectors of Real Estate, Consumer Staples and Utilities. As a bottom-up investor, sector allocation will always be a residual of individual stock selection process.

Outlook

Investors are questioning whether there is another, higher high to be fueled by Fed-engineered low rates. Many signals indicate that we are in the latter stages of this decade-long bull market, and yet we still have a major macro focus – interest rates – driving equity market returns and investor psychology. One might have made the same observation at any time during the past several years – and we probably did as well. It is for this reason, among others, that we stay fully invested in and do not try to “time the market.” Instead, we focus on a much smaller group of companies which meet our fundamental value criteria; thus, there are always opportunities, regardless of overall market conditions and valuations.

Management's Discussion of Fund Performance (Unaudited) (Continued)

We remain confident that our conservative, defensive style of investing is a good one. Importantly, our investment process has historically provided downside protection by focusing on undervalued companies with strong fundamentals and a meaningful and growing dividend. If markets fall or produce modest returns compared to the past, we believe the Fund is well positioned going forward.

Management's Discussion of Fund Performance (Unaudited) (Continued)

Comparison of the Change in Value of a $10,000 Investment in the Touchstone Value Fund - Class A* and the Russell 1000® Value Index

*	The chart above represents performance of Class A shares only, which will vary from the performance of Class C shares, Class Y shares and Institutional Class shares based on the differences in sales loads and fees paid by shareholders in the different classes. The inception date of Class A shares, Class C shares, Class Y shares and Institutional Class shares was July 31, 2003, April 12, 2012, September 10, 1998 and December 20, 2006, respectively. Class A shares, Class C shares and Institutional Class shares performance was calculated using the historical performance of Class Y shares for the periods prior to July 31, 2003, April 12, 2012 and December 20, 2006, respectively. The returns have been restated for sales loads and fees applicable to Class A, Class C and Institutional Class shares. The returns of the index listed above are based on the inception date of the Fund.

**	The average annual total returns shown above are adjusted for maximum sales loads and fees, if applicable. Effective August 17, 2018, the maximum offering price per share of Class A shares is equal to the net asset value (“NAV”) per share plus a sales load equal to 5.26% of the NAV (or 5.00% of the offering price). Prior to August 17, 2018, the maximum offering price per share of Class A shares was equal to the NAV per share plus a sales load equal to 6.10% of the NAV (or 5.75% of the offering price). Class C shares are subject to a contingent deferred sales charge (“CDSC”) of 1.00%. The CDSC will be assessed on an amount equal to the lesser of (1) the NAV at the time of purchase of the shares being redeemed or (2) the NAV of such shares being redeemed, if redeemed within a one-year period from the date of purchase. Class Y shares and Institutional Class shares are not subject to sales charges.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Note to Chart

Russell 1000® Value Index measures those Russell 1000 companies with lower price-to-book ratios and lower expected growth values.

The Frank Russell Company (FRC) is the source and owner of the data contained or reflected in this material and all trademarks and copyrights related thereto. The material may contain confidential information and unauthorized use, disclosure, copying, dissemination or redistribution is strictly prohibited. This is a Touchstone Investments presentation of the data, and FRC is not responsible for the formatting or configuration of this material or for any inaccuracy in the presentation thereof.

Tabular Presentation of Portfolios of Investments (Unaudited)

June 30, 2019

The tables below provide each Fund’s geographic allocation, credit quality and/or sector allocation. We hope it will be useful to shareholders as it summarizes key information about each Fund’s investments.

Touchstone Balanced Fund

Credit Quality*	(% of Fixed Income Securities)
AAA/Aaa	53.7%
AA/Aa	4.2
A/A	11.6
BBB/Baa	24.2
BB/Ba	0.4
Not Rated	5.9
100.0%

Sector Allocation**	(% of Net Assets)
Fixed Income Securities	29.9
Common Stocks
Information Technology	14.4
Health Care	10.7
Financials	9.3
Industrials	7.3
Consumer Discretionary	7.3
Communication Services	6.2
Consumer Staples	5.7
Energy	3.4
Materials	1.3
Real Estate	0.6
Exchange-Traded Fund	1.6
Short-Term Investment Fund	2.1
Other Assets/Liabilities (Net)	0.2
Total	100.0%

Touchstone Credit Opportunities Fund

Credit Quality*	(% of Fixed Income Securities)
BBB/Baa	3.1%
BB/Ba	46.0
B/B	37.5
CCC	7.8
Not Rated	3.7
Cash equivalents	1.9
100.0%

Sector Allocation**	(% of Net Assets)
Long Positions
Corporate Bonds
Communication Services	16.5%
Industrials	13.8
Energy	10.1
Consumer Discretionary	10.0
Health Care	5.9
Information Technology	4.4
Materials	4.3
Real Estate	4.1
Consumer Staples	3.9
Financials	2.9
Utilities	1.8
Bank Loans	14.4
Asset-Backed Securities	5.2
Common Stocks	0.5
Purchased Call Options	0.0
Purchased Put Options	0.1
Short-Term Investment Funds	4.9
Other Assets/Liabilities (Net)	(1.8)
101.0%
Short Positions
Corporate Bonds	(1.0)
Written Call Options	(0.0)
(1.0)
Total	100.0%

*	Credit quality ratings are from Standard & Poor’s (“S&P”) and Moody’s Investors Service (“Moody’s”). If agency ratings differ, the higher rating will be used. Where no rating has been assigned, it may be for reasons unrelated to the creditworthiness of the issuer.

**	Sector classifications are based upon the Global Industry Classification Standard (GICS®).

Tabular Presentation of Portfolios of Investments (Unaudited) (Continued)

Touchstone International Equity Fund

Geographic Allocation	(% of Net Assets)
Common Stocks
United Kingdom	19.9%
Germany	12.4
Switzerland	8.4
Canada	6.1
France	5.9
India	5.3
Japan	4.9
China	3.8
Ireland	3.4
Denmark	3.4
Greece	3.2
Mexico	2.5
Norway	2.4
Netherlands	2.3
South Korea	2.2
Hong Kong	2.1
Luxembourg	1.8
United States	1.4
Australia	1.1
Short-Term Investment Funds	7.0
Other Assets/Liabilities (Net)	0.5
Total	100.0%

Touchstone International Growth Opportunities Fund

Geographic Allocation	(% of Net Assets)
Common Stocks
China	40.9%
France	12.7
Switzerland	8.3
Germany	5.1
India	5.0
Japan	4.5
Singapore	4.2
Israel	3.8
Brazil	3.6
Sweden	3.2
Argentina	2.9
United Kingdom	2.1
Russia	1.9
Canada	1.3
Short-Term Investment Funds	1.8
Other Assets/Liabilities (Net)	(1.3)
Total	100.0%

Tabular Presentation of Portfolios of Investments (Unaudited) (Continued)

Touchstone International Small Cap Fund

Geographic Allocation	(% of Net Assets)
Common Stocks
Japan	23.1%
United Kingdom	11.1
Germany	7.4
Australia	6.8
Canada	6.8
France	6.2
Switzerland	4.3
Italy	3.7
Sweden	3.5
Netherlands	3.3
Denmark	3.3
Ireland	2.9
Norway	2.5
Singapore	1.4
India	1.3
Spain	1.3
Argentina	1.2
Finland	1.2
South Korea	1.0
Luxembourg	1.0
Taiwan	0.9
China	0.9
Hong Kong	0.7
Exchange-Traded Fund	2.5
Short-Term Investment Funds	8.6
Other Assets/Liabilities (Net)	(6.9)
Total	100.0%

Touchstone Large Cap Focused Fund

Sector Allocation*	(% of Net Assets)
Information Technology	22.5%
Consumer Discretionary	14.4
Financials	13.2
Health Care	12.2
Communication Services	11.0
Industrials	7.7
Consumer Staples	6.7
Energy	3.8
Real Estate	2.3
Materials	0.8
Exchange-Traded Funds	5.2
Short-Term Investment Funds	0.3
Other Assets/Liabilities (Net)	(0.1)
Total	100.0%

Touchstone Large Cap Fund

Sector Allocation*	(% of Net Assets)
Financials	22.4%
Consumer Discretionary	20.4
Information Technology	13.2
Industrials	12.1
Communication Services	9.3
Materials	7.9
Consumer Staples	7.3
Energy	3.2
Health Care	1.5
Short-Term Investment Fund	2.7
Other Assets/Liabilities (Net)	0.0
Total	100.0%

*	Sector classifications are based upon the Global Industry Classification Standard (GICS®).

Tabular Presentation of Portfolios of Investments (Unaudited) (Continued)

Touchstone Large Company Growth Fund

Sector Allocation*	(% of Net Assets)
Information Technology	41.0%
Communication Services	20.0
Consumer Discretionary	17.4
Health Care	15.4
Consumer Staples	3.8
Financials	2.1
Short-Term Investment Fund	0.1
Other Assets/Liabilities (Net)	0.2
Total	100.0%

Touchstone Ohio Tax-Free Bond Fund

Credit Quality**	(% of Fixed Income Securities)
AAA/Aaa	9.0%
AA/Aa	69.8
A/A	15.3
BBB/Baa	5.0
Not Rated	0.9
Total	100.0%

Portfolio Allocation	(% of Net Assets)
Fixed Rate Revenue Bonds	69.6%
General Obligation Bonds	21.6
Pre-refunded/Escrowed to Maturity	8.5
Variable Rate Demand Notes	0.2
Other Assets/Liabilities (Net)	0.1
Total	100.0%

Touchstone Small Company Fund

Sector Allocation*	(% of Net Assets)
Industrials	23.0%
Health Care	21.3
Information Technology	19.8
Consumer Discretionary	19.2
Financials	8.6
Communication Services	3.4
Real Estate	1.2
Consumer Staples	0.7
Short-Term Investment Funds	3.9
Other Assets/Liabilities (Net)	(1.1)
Total	100.0%

Touchstone Value Fund

Sector Allocation*	(% of Net Assets)
Financials	18.9%
Energy	13.5
Information Technology	12.8
Consumer Discretionary	12.0
Health Care	11.4
Industrials	11.4
Materials	7.7
Utilities	4.3
Communication Services	3.8
Consumer Staples	1.9
Short-Term Investment Fund	2.1
Other Assets/Liabilities (Net)	0.2
Total	100.0%

*	Sector classifications are based upon the Global Industry Classification Standard (GICS®).

**	Credit quality ratings are from Standard & Poor’s (“S&P”) and Moody’s Investors Service (“Moody’s”). If agency ratings differ, the higher rating will be used. Where no rating has been assigned, it may be for reasons unrelated to the creditworthiness of the issuer.

Portfolio of Investments

Touchstone Balanced Fund – June 30, 2019

		Market
	Shares	Value

Common Stocks — 66.2%

Information Technology — 14.4%
Accenture PLC (Ireland) - Class A	30,000	$5,543,100
Apple, Inc.	48,000	9,500,160
Microsoft Corp.	123,000	16,477,080
Oracle Corp.	11,308	644,217
salesforce.com, Inc.*	3,733	566,408
Texas Instruments, Inc.	60,000	6,885,600
Visa, Inc. - Class A	53,000	9,198,150
		48,814,715

Health Care — 10.7%
Alcon, Inc. (Switzerland)*	5,751	356,850
AmerisourceBergen Corp.	23,954	2,042,318
Amgen, Inc.	15,000	2,764,200
Becton Dickinson and Co.	13,000	3,276,130
Biogen, Inc.*	5,000	1,169,350
Bristol-Myers Squibb Co.	45,000	2,040,750
CVS Health Corp.	10,000	544,900
Johnson & Johnson	23,000	3,203,440
Merck & Co., Inc.	70,000	5,869,500
Novartis AG (Switzerland) ADR	28,756	2,625,710
Stryker Corp.	15,000	3,083,700
UnitedHealth Group, Inc.	20,000	4,880,200
Zoetis, Inc.	40,000	4,539,600
		36,396,648

Financials — 9.3%
American Express Co.	25,000	3,086,000
Berkshire Hathaway, Inc. - Class B*	27,693	5,903,317
CME Group, Inc.	18,000	3,493,980
JPMorgan Chase & Co.	39,000	4,360,200
Morgan Stanley	100,000	4,381,000
PNC Financial Services Group, Inc. (The)	27,000	3,706,560
S&P Global, Inc.	20,000	4,555,800
Signature Bank/NewYork NY	17,239	2,083,161
		31,570,018

Industrials — 7.3%
Boeing Co. (The)	20,000	7,280,200
Canadian National Railway Co. (Canada)	32,000	2,959,360
General Dynamics Corp.	14,000	2,545,480
Honeywell International, Inc.	35,000	6,110,650
Resideo Technologies, Inc.*	5,833	127,859
United Technologies Corp.	22,000	2,864,400
Verisk Analytics, Inc.	20,000	2,929,200
		24,817,149

Consumer Discretionary — 7.3%
Amazon.com, Inc.*	1,301	2,463,613
Carnival Corp.	18,121	843,533
Garrett Motion, Inc. (Switzerland)*	3,500	53,725
Home Depot, Inc. (The)	8,683	1,805,804
JD.com, Inc. (China) ADR*	59,294	1,796,015
Marriott International, Inc. - Class A	31,100	4,363,019
McDonald’s Corp.	33,000	6,852,780
Starbucks Corp.	20,393	1,709,545
TJX Cos., Inc. (The)	90,000	4,759,200
		24,647,234

Communication Services — 6.2%
Alphabet, Inc. - Class C*	6,000	6,485,460
AT&T, Inc.	28,740	963,077
Comcast Corp. - Class A	120,000	5,073,600
Facebook, Inc. - Class A*	22,420	4,327,060
Verizon Communications, Inc.	75,000	4,284,750
		21,133,947

Consumer Staples — 5.7%
Kraft Heinz Co. (The)	30,000	931,200
Monster Beverage Corp.*	18,792	1,199,493
PepsiCo, Inc.	40,000	5,245,200
Philip Morris International, Inc.	40,000	3,141,200
Procter & Gamble Co. (The)	40,000	4,386,000
Unilever NV (United Kingdom)	70,000	4,250,400
		19,153,493

Energy — 3.4%
Chevron Corp.	20,000	2,488,800
EOG Resources, Inc.	25,000	2,329,000
Exxon Mobil Corp.	38,000	2,911,940
Marathon Petroleum Corp.	40,000	2,235,200
Schlumberger Ltd.	37,700	1,498,198
		11,463,138

Materials — 1.3%
Corteva, Inc.*	12,820	379,087
Dow, Inc.	12,820	632,154
DuPont de Nemours, Inc.	12,820	962,398
Linde PLC (United Kingdom)	12,000	2,409,600
		4,383,239

Real Estate — 0.6%
Jones Lang LaSalle, Inc.	7,564	1,064,179
Simon Property Group, Inc. REIT	6,587	1,052,339
		2,116,518
Total Common Stocks		$224,496,099

Principal
Amount

	Corporate Bonds — 11.1%

	Financials — 3.2%
$207,000	Allstate Corp. (The), Ser B, 5.750%, 8/15/53	216,980
440,000	American Express Co., 3.000%, 10/30/24	451,031
355,000	Bank of America Corp., 3.705%, 4/24/28	372,999
535,000	Bank of America Corp. MTN, 4.000%, 1/22/25	562,717
390,000	Bank of Montreal (Canada), 3.803%, 12/15/32	395,503

Touchstone Balanced Fund (Continued)

Principal		Market
Amount		Value

	Corporate Bonds — 11.1% (Continued)

	Financials — (Continued)
$449,000	Bank of New York Mellon Corp. (The) MTN, 2.950%, 1/29/23	$458,400
435,000	Barclays PLC (United Kingdom), 4.610%, 2/15/23	450,085
380,000	BB&T Corp. MTN, 2.850%, 10/26/24	389,498
330,000	Citigroup, Inc., 3.200%, 10/21/26	336,548
197,000	Citigroup, Inc., 4.750%, 5/18/46	222,819
305,000	Credit Suisse AG/New York NY (Switzerland) MTN, 3.625%, 9/9/24	321,276
345,000	Fifth Third Bancorp, 2.875%, 7/27/20	346,584
440,000	Goldman Sachs Group, Inc. (The), (3M LIBOR +1.000%), 3.581%, 7/24/23(A)	440,749
150,000	Goldman Sachs Group, Inc. (The), 3.691%, 6/5/28	154,915
350,000	Goldman Sachs Group, Inc. (The), 5.250%, 7/27/21	369,934
335,000	HSBC Holdings PLC (United Kingdom), 3.900%, 5/25/26	349,926
562,000	Huntington Bancshares, Inc., 4.000%, 5/15/25	599,593
270,000	JPMorgan Chase & Co., 3.250%, 9/23/22	277,379
350,000	JPMorgan Chase & Co., (3M LIBOR +0.730%), 3.322%, 4/23/24(A)	349,068
425,000	JPMorgan Chase & Co., 3.509%, 1/23/29	441,845
416,000	Lloyds Banking Group PLC (United Kingdom), 3.574%, 11/7/28	416,427
470,000	Morgan Stanley, 3.950%, 4/23/27	491,608
278,000	New York Life Global Funding, 144a, 3.000%, 1/10/28	284,307
300,000	Northwestern Mutual Life Insurance Co. (The), 144a, 3.850%, 9/30/47	309,697
370,000	PNC Bank NA, 2.700%, 11/1/22	373,708
380,000	SunTrust Banks, Inc., 4.000%, 5/1/25	406,896
476,000	SunTrust Capital I, Ser A, (3M LIBOR +0.670%), 3.190%, 5/15/27(A)	436,730
285,000	Wells Fargo & Co., 2.100%, 7/26/21	283,455
270,000	Wells Fargo & Co., 4.125%, 8/15/23	285,146
63,000	Wells Fargo & Co. MTN, 4.100%, 6/3/26	66,813
		10,862,636

	Industrials — 1.2%
100,755	Air Canada 2015-1 Class A Pass Through Trust (Canada), 144a, 3.600%, 3/15/27	103,767
402,000	Avolon Holdings Funding Ltd. (Cayman Islands), 144a, 3.625%, 5/1/22	407,467
418,000	Burlington Northern Santa Fe LLC, 5.750%, 5/1/40	550,962
370,000	CRH America Finance, Inc., 144a, 4.500%, 4/4/48	364,884
377,000	Eagle Materials, Inc., 4.500%, 8/1/26	384,975
166,000	Embraer Netherlands Finance BV (Netherlands), 5.050%, 6/15/25	179,074
167,000	Embraer Netherlands Finance BV (Netherlands), 5.400%, 2/1/27	185,205
280,000	FedEx Corp., 5.100%, 1/15/44	308,054
212,000	General Electric Co., 4.125%, 10/9/42	195,260
210,000	Norfolk Southern Corp., 4.837%, 10/1/41	243,181
408,000	Parker-Hannifin Corp., 4.000%, 6/14/49	431,699
330,000	Vulcan Materials Co., 4.500%, 4/1/25	351,778
400,000	Wabtec Corp., 4.950%, 9/15/28	428,888
		4,135,194

	Information Technology — 1.0%
899,000	Apple, Inc., 2.750%, 1/13/25	919,065
110,000	Apple, Inc., 4.650%, 2/23/46	130,469
400,000	Broadcom, Inc., 144a, 3.125%, 4/15/21	402,590
384,000	International Business Machines Corp., 2.800%, 5/13/21	388,623
210,000	Microsoft Corp., 3.500%, 2/12/35	224,070
430,000	NXP BV / NXP Funding LLC (Netherlands), 144a, 5.350%, 3/1/26	476,186
351,000	Oracle Corp., 2.650%, 7/15/26	352,605
297,000	Visa, Inc., 4.150%, 12/14/35	341,319
		3,234,927

	Consumer Staples — 0.9%
380,000	Anheuser-Busch Cos LLC / Anheuser-Busch InBev Worldwide, Inc., 4.900%, 2/1/46	423,104
242,000	Ashtead Capital, Inc., 144a, 4.375%, 8/15/27	242,303
205,000	General Mills, Inc., 3.200%, 4/16/21	208,110
380,000	Grupo Bimbo SAB de CV (Mexico), 144a, 4.500%, 1/25/22	393,169
475,000	Imperial Brands Finance PLC (United Kingdom), 144a, 4.250%, 7/21/25	498,449
340,000	Kraft Heinz Foods Co., 6.875%, 1/26/39	408,322
167,000	Kroger Co. (The), 5.000%, 4/15/42	173,941
400,000	Mars, Inc., 144a, 3.875%, 4/1/39	423,551
351,000	Reynolds American, Inc., 4.450%, 6/12/25	372,200
		3,143,149

	Energy — 0.9%
224,000	Boardwalk Pipelines LP, 4.450%, 7/15/27	229,041
331,000	Buckeye Partners LP, 3.950%, 12/1/26	293,344
270,000	Canadian Natural Resources Ltd. (Canada), 6.250%, 3/15/38	333,372
333,000	Cenovus Energy, Inc. (Canada), 4.250%, 4/15/27	344,946
350,000	Cheniere Corpus Christi Holdings LLC, 7.000%, 6/30/24	402,535
301,000	Columbia Pipeline Group, Inc., 4.500%, 6/1/25	323,939
243,000	Energy Transfer Partners LP, 4.950%, 6/15/28	265,677

Touchstone Balanced Fund (Continued)

Principal		Market
Amount		Value

	Corporate Bonds — 11.1% (Continued)

	Energy — (Continued)

$106,000	Midcontinent Express Pipeline LLC, 144a, 6.700%, 9/15/19	$106,493
89,000	NGPL PipeCo LLC, 144a, 7.768%, 12/15/37	113,030
307,000	Petroleos Mexicanos (Mexico), 4.500%, 1/23/26	281,881
100,000	Shell International Finance BV (Netherlands), 1.875%, 5/10/21	99,557
309,000	Woodside Finance Ltd. (Australia), 144a, 4.500%, 3/4/29	326,518
		3,120,333

	Communication Services — 0.9%
205,000	Activision Blizzard, Inc., 4.500%, 6/15/47	212,351
552,000	AT&T, Inc., 3.800%, 3/15/22	572,665
88,000	AT&T, Inc., 4.350%, 6/15/45	87,972
18,000	AT&T, Inc., 4.500%, 5/15/35	18,843
155,000	Charter Communications Operating LLC / Charter Communications Operating Capital, 6.484%, 10/23/45	182,638
257,000	Comcast Corp., 4.000%, 3/1/48	271,859
267,000	Cox Communications, Inc., 144a, 3.350%, 9/15/26	269,615
148,000	Deutsche Telekom International Finance BV (Netherlands), 8.750%, 6/15/30	213,116
392,000	Tencent Holdings Ltd. (Cayman Islands), 144a, 3.975%, 4/11/29	409,607
130,000	Verizon Communications, Inc., 4.672%, 3/15/55	147,417
285,000	Verizon Communications, Inc., 5.012%, 4/15/49	339,432
287,000	Warner Media LLC, 3.800%, 2/15/27	286,809
		3,012,324

	Health Care — 0.9%
114,000	Abbott Laboratories, 3.750%, 11/30/26	123,256
365,000	AbbVie, Inc., 4.450%, 5/14/46	358,464
260,000	Allergan Funding SCS (Luxembourg), 3.800%, 3/15/25	269,821
322,000	Allergan Sales LLC, 144a, 5.000%, 12/15/21	336,724
299,000	Celgene Corp., 5.000%, 8/15/45	354,848
312,000	Cigna Corp., 144a, 4.375%, 10/15/28	336,606
475,000	CVS Health Corp., 4.300%, 3/25/28	500,877
230,000	CVS Health Corp., 5.125%, 7/20/45	245,275
327,000	Express Scripts Holding Co., 3.300%, 2/25/21	331,341
		2,857,212

	Real Estate — 0.8%
390,000	Boston Properties LP REIT, 3.200%, 1/15/25	398,124
403,000	Crown Castle International Corp. REIT, 3.650%, 9/1/27	415,007
288,000	Mid-America Apartments LP, REIT, 3.750%, 6/15/24	299,735
149,000	Sabra Health Care LP REIT, 5.125%, 8/15/26	155,102
110,000	SL Green Operating Partnership LP REIT, 3.250%, 10/15/22	111,468
244,000	Spirit Realty LP REIT, 4.450%, 9/15/26	255,491
795,000	VEREIT Operating Partnership LP REIT, 4.600%, 2/6/24	844,182
309,000	Welltower, Inc. REIT, 4.250%, 4/1/26	329,300
		2,808,409

	Consumer Discretionary — 0.6%
89,000	AutoNation, Inc., 5.500%, 2/1/20	90,290
406,000	Dollar General Corp., 3.250%, 4/15/23	417,045
227,000	Ford Motor Credit Co. LLC, 5.584%, 3/18/24	243,657
150,000	General Motors Financial Co., Inc., 3.950%, 4/13/24	153,249
279,000	General Motors Financial Co., Inc., 4.350%, 4/9/25	287,812
285,000	Home Depot, Inc. (The), 5.950%, 4/1/41	386,389
394,000	Walmart, Inc., 2.850%, 7/8/24	407,062
		1,985,504

	Utilities — 0.5%
98,000	American Water Capital Corp., 6.593%, 10/15/37	134,044
105,000	DTE Energy Co., 3.700%, 8/1/23	109,564
237,000	Duke Energy Progress LLC, 4.150%, 12/1/44	256,527
372,000	Electricite de France SA (France), 144a, 4.500%, 9/21/28	407,964
298,000	NextEra Energy Capital Holdings, Inc., 5.650%, 5/1/79	307,383
76,000	Oncor Electric Delivery Co. LLC, 3.800%, 9/30/47	79,480
125,000	PacifiCorp., 5.750%, 4/1/37	159,990
259,000	WEC Energy Group, Inc., (3M LIBOR +2.113%), 4.631%, 5/15/67(A)	213,675
		1,668,627

	Materials — 0.2%
250,000	Braskem America Finance Co., 144a, 7.125%, 7/22/41	294,675
398,000	Sherwin-Williams Co. (The), 4.500%, 6/1/47	424,505
		719,180
	Total Corporate Bonds	$37,547,495

Touchstone Balanced Fund (Continued)

Principal		Market
Amount		Value

	U.S. Treasury Obligations — 8.0%
$351,000	U.S. Treasury Bond, 3.000%, 8/15/48	$384,948
3,380,000	U.S. Treasury Bond, 3.000%, 2/15/49	3,712,191
6,745,380	U.S. Treasury Inflation Indexed Bonds, 0.875%, 1/15/29	7,099,924
340,000	U.S. Treasury Note, 2.125%, 3/31/24	345,684
397,000	U.S. Treasury Note, 2.125%, 5/31/26	403,637
6,234,000	U.S. Treasury Note, 2.250%, 4/30/21	6,286,356
158,000	U.S. Treasury Note, 2.375%, 5/15/29	163,277
8,296,000	U.S. Treasury Note, 2.500%, 3/31/23	8,527,381
58,000	U.S. Treasury Note, 2.625%, 2/15/29	61,163
	Total U.S. Treasury Obligations	$26,984,561

	U.S. Government Mortgage-Backed Obligations — 5.8%
3,318	FHLMC, Pool #G08062, 5.000%, 6/1/35	3,630
517,304	FHLMC, Pool #G08637, 4.000%, 4/1/45	541,412
359	FHLMC, Pool #G18091, 6.000%, 12/1/20	362
6,435	FHLMC, Pool #P00020, 6.500%, 10/1/22	6,444
2,244,869	FHLMC, Pool #Q02664, 4.500%, 8/1/41	2,412,668
3,150,604	FHLMC, Pool #Q29056, 4.000%, 10/1/44	3,298,415
1,540,619	FHLMC, Pool #Q29260, 4.000%, 10/1/44	1,613,843
26	FNMA, Pool #255358, 5.000%, 9/1/19	26
31	FNMA, Pool #687301, 6.000%, 11/1/32	34
1,191	FNMA, Pool #690305, 5.500%, 3/1/33	1,270
619,434	FNMA, Pool #725423, 5.500%, 5/1/34	688,023
592,295	FNMA, Pool #725610, 5.500%, 7/1/34	657,894
66,682	FNMA, Pool #748895, 6.000%, 12/1/33	70,131
334,537	FNMA, Pool #AD9193, 5.000%, 9/1/40	363,550
738,230	FNMA, Pool #AH8925, 4.500%, 3/1/41	792,902
895,130	FNMA, Pool #AL2860, 3.000%, 12/1/42	912,758
404,680	FNMA, Pool #AL5718, 3.500%, 9/1/44	421,403
585,913	FNMA, Pool #AR9195, 3.000%, 3/1/43	597,446
1,144,917	FNMA, Pool #AS4707, 3.500%, 4/1/45	1,187,847
1,360,459	FNMA, Pool #AS8703, 2.500%, 2/1/32	1,371,388
1,747,741	FNMA, Pool #AZ7347, 3.000%, 11/1/45	1,772,793
1,833,536	FNMA, Pool #BC1809, 3.500%, 5/1/46	1,890,520
1,108,609	GNMA, Pool #5175, 4.500%, 9/20/41	1,182,800
	Total U.S. Government Mortgage-Backed Obligations	$19,787,559

	Asset-Backed Securities — 2.2%
396,660	Adams Outdoor Advertising LP, Ser 2018-1, Class A, 144a, 4.810%, 11/15/48	422,032
450,000	Apidos CLO XVIII (Cayman Islands), Ser 2018-18A, Class A1, 144a, (3M LIBOR + 1.140%), 3.732%, 10/22/30(A)	449,754
1,350,000	Hertz Vehicle Financing II LP, Ser 2016-4A, Class A, 144a, 2.650%, 7/25/22	1,350,659
700,000	Jack In The Box Funding LLC, Ser 2019-1A, Class A2I, 144a, 3.982%, 8/25/49	700,000
835,125	Jimmy Johns Funding LLC, Ser 2017-1A, Class A2I, 144a, 3.610%, 7/30/47	843,376
450,000	Kabbage Funding LLC, Ser 2019-1, Class A, 144a, 3.825%, 3/15/24	456,345
465,000	Madison Park Funding XXXV Ltd. (Cayman Islands), Ser 2019-35A, Class A2A, 144a, (3M LIBOR + 1.650%), 4.174%, 4/20/31(A)	464,979
759,578	Towd Point Mortgage Trust, Ser 2019-1, Class A1, 144a, 3.750%, 3/25/58(A)(B)	793,211
465,000	Voya CLO Ltd. (Cayman Islands), Ser 2019-2A, Class A, 144a, (3M LIBOR + 1.270%), 3.523%, 7/20/32(A)	465,000
1,329,750	Wendy’s Funding LLC, Ser 2018-1A, Class A2I, 144a, 3.573%, 3/15/48	1,337,383
	Total Asset-Backed Securities	$7,282,739

Shares

Exchange-Traded Fund — 1.6%
iShares JP Morgan USD Emerging Markets Bond ETF	49,202	$5,574,094

Principal
Amount

	Non-Agency Collateralized Mortgage Obligations — 1.5%
$447,059	Agate Bay Mortgage Trust, Ser 2013-1, Class B3, 144a, 3.608%, 7/25/43(A)(B)	449,115
766,669	Agate Bay Mortgage Trust, Ser 2015-7, Class B1, 144a, 3.764%, 10/25/45(A)(B)	797,204
767,976	CSMC Trust, Ser 2015-1, Class B3, 144a, 3.942%, 1/25/45(A)(B)	775,150
870,902	CSMC Trust, Ser 2015-WIN1, Class B3, 144a, 3.862%, 12/25/44(A)(B)	892,314
774,800	CSMC Trust, Ser 2018-RPL9, Class A, 144a, 3.850%, 9/25/57(A)(B)	800,842
720,173	PMT Loan Trust, Ser 2013-J1, Class A11, 144a, 3.500%, 9/25/43(A)(B)	730,522
790,716	Sequoia Mortgage Trust 2015-2, Ser 2015-2, Class A19, 144a, 3.500%, 5/25/45(A)(B)	790,564
	Total Non-Agency Collateralized Mortgage Obligations	$5,235,711

	Agency Collateralized Mortgage Obligations — 0.9%
1,093,972	FHLMC REMIC, Ser 3859 Class JB, 5.000%, 5/15/41	1,201,444

Touchstone Balanced Fund (Continued)

Principal		Market
Amount		Value

	Agency Collateralized Mortgage Obligations — 0.9% (Continued)
$900,000	FNMA REMIC, Ser 2013-111, Class BA, 3.000%, 11/25/33	$925,905
694,347	GNMA, Ser 2010-169, Class AW, 4.500%, 12/20/40	736,216
7,340,216	GNMA, Ser 2012-147, Class IO, 0.561%, 4/16/54(A)(B)(C)	250,033
	Total Agency Collateralized Mortgage Obligations	$3,113,598

	Commercial Mortgage-Backed Security — 0.2%
700,000	GS Mortgage Securities Trust, Ser 2017-FARM, Class B, 144a, 3.659%, 1/10/43(A)(B)	$721,457

	Sovereign Government Obligations — 0.2%
238,000	Colombia Government International Bond, 5.000%, 6/15/45	262,633
417,000	Province of Ontario Canada, 1.875%, 5/21/20	416,025
	Total Sovereign Government Obligations	$678,658

	Shares

Short-Term Investment Fund — 2.1%
Dreyfus Government Cash Management, Institutional Shares, 2.25%∞Ω	6,946,215	$6,946,215

Total Investment Securities — 99.8%
(Cost $200,219,913)		$338,368,186

Other Assets in Excess of Liabilities — 0.2%		686,916

Net Assets — 100.0%		$339,055,102

(A)	Variable rate security - Rate reflected is the rate in effect as of June 30, 2019.

(B)	Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(C)	Interest only security - This type of security represents the right to receive the monthly interest payments on an underlying pool of mortgages. Payments of principal on the pool reduce the value of the “interest only” holding.

*	Non-income producing security.

∞	Open-End Fund.

Ω	Represents the 7-day SEC yield as of June 30, 2019.

Portfolio Abbreviations:

ADR - American Depositary Receipt

CLO - Collateralized Loan Obligation

ETF - Exchange-Traded Fund

FHLMC - Federal Home Loan Mortgage Corporation

FNMA - Federal National Mortgage Association

GNMA - Government National Mortgage Association

LIBOR - London Inter Bank Offered Rate

LLC - Limited Liability Company

LP - Limited Partnership

MTN - Medium Term Note

PLC - Public Limited Company

REIT - Real Estate Investment Trust

REMIC - Real Estate Mortgage Investment Conduit

USD - United States Dollar

144a - This is a restricted security that was sold in a transaction qualifying for the exemption under Rule 144a of the Securities Act of 1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2019, these securities were valued at $19,747,509 or 5.8% of net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees.

Touchstone Balanced Fund (Continued)

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.

Valuation inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total
Common Stocks	$224,496,099	$—	$—	$224,496,099
Corporate Bonds	—	37,547,495	—	37,547,495
U.S. Treasury Obligations	—	26,984,561	—	26,984,561
U.S. Government Mortgage-Backed Obligations	—	19,787,559	—	19,787,559
Asset-Backed Securities	—	7,282,739	—	7,282,739
Exchange-Traded Fund	5,574,094	—	—	5,574,094
Non-Agency Collateralized Mortgage Obligations	—	5,235,711	—	5,235,711
Agency Collateralized Mortgage Obligations	—	3,113,598	—	3,113,598
Commercial Mortgage-Backed Security	—	721,457	—	721,457
Sovereign Government Obligations	—	678,658	—	678,658
Short-Term Investment Fund	6,946,215	—	—	6,946,215
Total	$237,016,408	$101,351,778	$—	$338,368,186

See accompanying Notes to Financial Statements.

Portfolio of Investments

Touchstone Credit Opportunities Fund – June 30, 2019

Principal		Market
Amount		Value

	Corporate Bonds — 77.7%

	Communication Services — 16.5%
$80,000	Altice Luxembourg SA (Luxembourg), 144a, 7.625%, 2/15/25	$75,250
320,000	AMC Networks, Inc., 4.750%, 8/1/25	323,200
300,000	Cablevision Systems Corp., 5.875%, 9/15/22	315,000
315,000	CCO Holdings LLC / CCO Holdings Capital Corp., 144a, 5.000%, 2/1/28(A)	321,678
190,000	CCO Holdings LLC / CCO Holdings Capital Corp., 144a, 5.125%, 5/1/27	196,718
110,000	CommScope LLC, 144a, 5.500%, 3/1/24	112,888
130,000	CommScope LLC, 144a, 6.000%, 3/1/26(A)	133,250
382,000	CSC Holdings LLC, 144a, 5.375%, 7/15/23	392,505
170,000	Cumulus Media New Holdings, Inc., 144a, 6.750%, 7/1/26	169,541
133,000	Digicel Group Ltd. (Bermuda), 144a, 8.250%, 9/30/20	96,593
230,000	Frontier Communications Corp., 11.000%, 9/15/25	142,600
175,000	Frontier Communications Corp., 144a, 8.500%, 4/1/26	169,750
183,000	Go Daddy Operating Co. LLC / GD Finance Co., Inc., 144a, 5.250%, 12/1/27	189,405
285,000	Gray Television, Inc., 144a, 5.125%, 10/15/24	290,344
164,000	Inmarsat Finance PLC (United Kingdom), 144a, 4.875%, 5/15/22	165,025
240,000	Inmarsat Finance PLC (United Kingdom), 144a, 6.500%, 10/1/24	251,100
450,000	Intelsat Jackson Holdings SA (Luxembourg), 5.500%, 8/1/23	410,625
63,000	Intelsat Jackson Holdings SA (Luxembourg), 144a, 8.000%, 2/15/24	65,678
75,000	Intelsat Luxembourg SA (Luxembourg), 8.125%, 6/1/23	57,938
242,000	Lee Enterprises, Inc., 144a, 9.500%, 3/15/22	246,235
215,000	Level 3 Financing, Inc., 5.250%, 3/15/26	222,525
500,000	Level 3 Financing, Inc., 5.375%, 1/15/24	511,250
430,000	Netflix, Inc., 4.875%, 4/15/28	443,437
404,000	Nexstar Broadcasting, Inc., 144a, 5.625%, 8/1/24	418,528
95,000	Nexstar Escrow, Inc., 144a, 5.625%, 7/15/27	97,256
266,000	Qwest Corp., 6.875%, 9/15/33	265,716
262,000	Sinclair Television Group, Inc., 144a, 5.125%, 2/15/27	256,760
300,000	Sinclair Television Group, Inc., 144a, 5.625%, 8/1/24	306,750
300,000	Sirius XM Radio, Inc., 144a, 5.375%, 7/15/26(A)	310,875
175,000	Sirius XM Radio, Inc., 144a, 5.500%, 7/1/29	179,410
443,000	Sprint Corp., 7.625%, 2/15/25	471,795
210,000	Sprint Corp., 7.625%, 3/1/26	223,860
350,000	T-Mobile USA, Inc., 4.750%, 2/1/28	360,097
633,000	Townsquare Media, Inc., 144a, 6.500%, 4/1/23	623,505
500,000	Virgin Media Secured Finance PLC (United Kingdom), 144a, 5.500%, 8/15/26	518,125
425,000	Zayo Group LLC / Zayo Capital, Inc., 6.375%, 5/15/25	433,479
		9,768,691

	Industrials — 13.8%
122,000	Air Medical Group Holdings, Inc., 144a, 6.375%, 5/15/23†	109,190
369,000	Avolon Holdings Funding Ltd. (Cayman Islands), 144a, 5.125%, 10/1/23	390,586
154,000	Berry Global Escrow Corp., 144a, 4.875%, 7/15/26	157,273
450,000	Berry Global, Inc., 144a, 4.500%, 2/15/26	443,250
175,000	Bombardier, Inc. (Canada), 144a, 6.000%, 10/15/22	175,751
289,000	Bombardier, Inc. (Canada), 144a, 7.500%, 12/1/24	294,780
104,000	Bombardier, Inc. (Canada), 144a, 7.875%, 4/15/27	104,130
250,000	Builders FirstSource, Inc., 144a, 5.625%, 9/1/24	257,667
44,000	Builders FirstSource, Inc., 144a, 6.750%, 6/1/27	46,420
580,000	BWAY Holding Co., 144a, 5.500%, 4/15/24	580,290
201,000	BWX Technologies, Inc., 144a, 5.375%, 7/15/26	207,522
226,000	Clean Harbors, Inc., 144a, 4.875%, 7/15/27	229,695
197,000	Crown Americas LLC / Crown Americas Capital Corp. V, 4.250%, 9/30/26	200,940
30,000	DAE Funding LLC, 144a, 4.500%, 8/1/22	30,450
280,000	DAE Funding LLC, 144a, 5.750%, 11/15/23	294,000
152,000	GFL Environmental, Inc. (Canada), 144a, 5.375%, 3/1/23	150,480
160,000	GFL Environmental, Inc. (Canada), 144a, 7.000%, 6/1/26	163,800

Touchstone Credit Opportunities Fund (Continued)

Principal		Market
Amount		Value

	Corporate Bonds — 77.7% (Continued)

	Industrials — (Continued)
$32,000	GFL Environmental, Inc. (Canada), 144a, 8.500%, 5/1/27	$34,440
465,000	Hillman Group, Inc. (The), 144a, 6.375%, 7/15/22	412,687
100,000	IAA, Inc., 144a, 5.500%, 6/15/27	104,000
280,000	JELD-WEN, Inc., 144a, 4.875%, 12/15/27	270,900
411,000	OI European Group BV (Netherlands), 144a, 4.000%, 3/15/23	413,055
362,000	RBS Global, Inc. / Rexnord LLC, 144a, 4.875%, 12/15/25	366,525
474,000	Sensata Technologies BV (Netherlands), 144a, 5.000%, 10/1/25	494,145
506,000	Summit Materials LLC / Summit Materials Finance Corp., 144a, 5.125%, 6/1/25	507,265
405,000	TransDigm, Inc., 144a, 6.250%, 3/15/26	426,262
593,000	Tutor Perini Corp., 144a, 6.875%, 5/1/25	567,797
375,000	United Rentals North America, Inc., 5.875%, 9/15/26	399,375
311,000	XPO Logistics, Inc., 144a, 6.750%, 8/15/24	331,604
		8,164,279

	Energy — 10.1%
278,000	Carrizo Oil &Gas, Inc., 6.250%, 4/15/23†	268,270
282,000	Centennial Resource Production LLC, 144a, 5.375%, 1/15/26	267,900
77,000	Centennial Resource Production LLC, 144a, 6.875%, 4/1/27	77,770
469,000	CITGO Petroleum Corp., 144a, 6.250%, 8/15/22	469,000
170,000	Covey Park Energy LLC / Covey Park Finance Corp., 144a, 7.500%, 5/15/25	122,400
159,000	CrownRock LP / CrownRock Finance, Inc., 144a,5.625%, 10/15/25	159,398
579,000	Exterran Energy Solutions LP / EES Finance Corp., 8.125%, 5/1/25	588,409
125,000	Extraction Oil & Gas, Inc., 144a, 5.625%, 2/1/26	100,938
133,000	Extraction Oil& Gas, Inc., 144a, 7.375%, 5/15/24	113,715
191,000	FTS International, Inc., 6.250%, 5/1/22	177,153
219,000	Great Western Petroleum LLC / Great Western Finance Corp., 144a, 9.000%, 9/30/21	177,938
211,000	Hess Infrastructure Partners LP / Hess Infrastructure Partners Finance Corp., 144a, 5.625%, 2/15/26	217,066
211,000	Laredo Petroleum, Inc., 6.250%, 3/15/23†	196,293
171,002	Murray Energy Corp., 144a, 12.000%, 4/15/24(B)	34,628
253,000	NGL Energy Partners LP / NGL Energy Finance Corp., 6.125%, 3/1/25	250,470
99,000	Parsley Energy LLC / Parsley Finance Corp., 144a, 5.375%, 1/15/25	101,475
500,000	Parsley Energy LLC / Parsley Finance Corp., 144a, 6.250%, 6/1/24	520,000
195,000	Rowan Cos., Inc., 7.375%, 6/15/25	151,125
329,000	Seven Generations Energy Ltd. (Canada), 144a, 5.375%, 9/30/25	316,662
166,000	SRC Energy, Inc., 6.250%, 12/1/25	151,060
207,000	Summit Midstream Holdings LLC / Summit Midstream Finance Corp., 5.500%, 8/15/22	198,720
233,000	Summit Midstream Holdings LLC / Summit Midstream Finance Corp., 5.750%, 4/15/25	203,875
89,000	Targa Resources Partners LP / Targa Resources Partners Finance Corp., 5.875%, 4/15/26	94,340
233,000	TerraForm Power Operating LLC, 144a, 4.250%, 1/31/23	232,709
190,000	TerraForm Power Operating LLC, 144a, 5.000%, 1/31/28	190,713
338,000	Transocean Poseidon Ltd. (Cayman Islands), 144a, 6.875%, 2/1/27	357,224
89,000	Transocean Sentry Ltd. (Cayman Islands), 144a, 5.375%, 5/15/23	89,111
271,000	Vine Oil & Gas LP / Vine Oil & Gas Finance Corp., 144a, 9.750%, 4/15/23	175,473
		6,003,835

	Consumer Discretionary — 10.0%
311,000	Allison Transmission, Inc., 144a, 4.750%, 10/1/27	308,667
139,000	Boyd Gaming Corp., 6.375%, 4/1/26	147,045
409,000	Cedar Fair LP / Canada’s Wonderland Co. / Magnum Management Corp., 5.375%, 6/1/24	420,247
242,000	Century Communities, Inc., 144a, 6.750%, 6/1/27	245,327
248,000	Delphi Technologies PLC (Jersey), 144a, 5.000%, 10/1/25	221,340
185,000	Enterprise Development Authority (The), 144a, 12.000%, 7/15/24	200,725
31,000	Group 1 Automotive, Inc., 144a, 5.250%, 12/15/23	31,736
660,000	IRB Holding Corp., 144a, 6.750%, 2/15/26	656,700
33,000	JELD-WEN, Inc., 144a, 4.625%, 12/15/25	32,381
120,000	L Brands, Inc., 6.750%, 7/1/36	103,200
140,000	L Brands, Inc., 6.875%, 11/1/35	124,510

Touchstone Credit Opportunities Fund (Continued)

Principal		Market
Amount		Value

	Corporate Bonds — 77.7% (Continued)

	Consumer Discretionary — (Continued)
$79,000	L Brands, Inc., 7.500%, 6/15/29	$78,992
300,000	Live Nation Entertainment, Inc., 144a, 4.875%, 11/1/24	308,625
80,000	Live Nation Entertainment, Inc., 144a, 5.625%, 3/15/26	83,900
299,000	Newell Brands, Inc., 4.200%, 4/1/26	297,156
228,000	Panther BF Aggregator 2 LP / Panther Finance Co., Inc., 144a, 6.250%, 5/15/26	236,835
184,000	Panther BF Aggregator 2 LP / Panther Finance Co., Inc., 144a, 8.500%, 5/15/27	189,520
229,000	Penske Automotive Group, Inc., 5.500%, 5/15/26	238,733
714,000	Sabre GLBL, Inc., 144a, 5.250%, 11/15/23(A)	735,420
559,000	Scientific Games International, Inc., 144a, 5.000%, 10/15/25	564,590
419,000	Six Flags Entertainment Corp., 144a, 4.875%, 7/31/24	425,547
250,000	Six Flags Entertainment Corp., 144a, 5.500%, 4/15/27	260,000
		5,911,196

	Health Care — 5.9%
106,000	Acadia Healthcare Co., Inc., 5.125%, 7/1/22	106,530
353,000	Acadia Healthcare Co., Inc., 5.625%, 2/15/23	358,736
18,000	Acadia Healthcare Co., Inc., 6.500%, 3/1/24	18,765
639,000	ASP AMC Merger Sub, Inc., 144a, 8.000%, 5/15/25	381,802
267,000	Bausch Health Cos, Inc. (Canada), 144a, 5.500%, 3/1/23	269,136
27,000	Bausch Health Cos, Inc. (Canada), 144a, 5.750%, 8/15/27	28,376
100,000	Bausch Health Cos, Inc. (Canada), 144a, 6.125%, 4/15/25	102,122
583,000	BioScrip, Inc, 8.875%, 2/15/21†	590,287
131,000	Centene Corp., 4.750%, 1/15/25	135,220
95,000	Centene Corp., 6.125%, 2/15/24(A)	99,513
19,000	HCA, Inc., 5.625%, 9/1/28	20,568
291,000	HCA, Inc., 5.875%, 2/1/29	319,009
100,000	HCA, Inc., 7.690%, 6/15/25	117,500
222,000	Hill-Rom Holdings, Inc., 144a, 5.000%, 2/15/25	228,660
100,000	Molina Healthcare, Inc., 144a, 4.875%, 6/15/25	101,500
157,000	RegionalCare Hospital Partners Holdings, Inc., 144a, 8.250%, 5/1/23	167,107
251,000	Sotera Health Holdings LLC, 144a, 6.500%, 5/15/23	254,137
220,000	Tenet Healthcare Corp., 4.625%, 7/15/24	222,750
		3,521,718

	Information Technology — 4.4%
385,000	Dell International LLC / EMC Corp., 144a, 6.020%, 6/15/26	424,725
290,000	Genesys Telecommunications Laboratories, Inc./Greeneden Lux 3 SARL/Greeneden US Ho, 144a, 10.000%, 11/30/24	315,012
250,000	IQVIA, Inc., 144a, 5.000%, 10/15/26	258,125
526,000	NCR Corp., 5.000%, 7/15/22	530,450
231,000	Nielsen Co. Luxembourg SARL (The) (Luxembourg), 144a, 5.000%, 2/1/25(A)	226,958
239,000	Nielsen Finance LLC / Nielsen Finance Co., 144a, 5.000%, 4/15/22	238,403
401,000	Nuance Communications, Inc., 5.625%, 12/15/26(A)	418,163
200,000	Solera LLC / Solera Finance, Inc., 144a, 10.500%, 3/1/24	216,250
		2,628,086

	Materials — 4.3%
145,000	Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc. (Ireland), 144a, 6.000%, 2/15/25	150,256
214,000	Constellium NV (Netherlands), 144a, 5.750%, 5/15/24	219,350
145,000	Constellium NV (Netherlands), 144a, 5.875%, 2/15/26	148,988
135,000	First Quantum Minerals Ltd. (Canada), 144a, 6.875%, 3/1/26	125,213
55,000	First Quantum Minerals Ltd. (Canada), 144a, 7.250%, 4/1/23	53,556
110,000	Freeport-McMoRan, Inc., 3.875%, 3/15/23	110,000
150,000	Freeport-McMoRan, Inc., 5.400%, 11/14/34(A)	143,625
105,000	Freeport-McMoRan, Inc., 5.450%, 3/15/43(A)	96,075
93,000	HB Fuller Co., 4.000%, 2/15/27	85,560
107,000	Kraton Polymers LLC / Kraton Polymers Capital Corp., 144a, 7.000%, 4/15/25	108,338
594,000	New Gold, Inc. (Canada), 144a, 6.250%, 11/15/22	553,905
461,000	Novelis Corp., 144a, 5.875%, 9/30/26	466,762
227,000	Tronox Finance PLC (United Kingdom), 144a, 5.750%, 10/1/25	220,190
65,000	Tronox, Inc., 144a, 6.500%, 4/15/26	64,431
		2,546,249

	Real Estate — 4.1%
90,000	Brookfield Property REIT, Inc. / BPR Cumulus LLC / BPR Nimbus LLC / GGSI Sellco LL, 144a, 5.750%, 5/15/26	92,700

Touchstone Credit Opportunities Fund (Continued)

Principal		Market
Amount		Value

	Corporate Bonds — 77.7% (Continued)

	Real Estate — (Continued)
$521,000	ESH Hospitality, Inc. REIT, 144a, 5.250%, 5/1/25	$533,374
285,000	GEO Group, Inc. (The) REIT, 5.125%, 4/1/23	255,075
95,000	GEO Group, Inc. (The) REIT, 6.000%, 4/15/26	82,622
351,000	Iron Mountain, Inc. REIT, 144a, 5.250%, 3/15/28	351,439
500,000	MGM Growth Properties Operating Partnership LP / MGP Finance Co.-Issuer, Inc., 4.500%, 9/1/26	513,124
411,000	Realogy Group LLC / Realogy Co.-Issuer Corp., 144a, 4.875%, 6/1/23†	369,900
226,000	WeWork Cos., Inc., 144a, 7.875%, 5/1/25	222,972
		2,421,206

	Consumer Staples — 3.9%
282,000	B&G Foods, Inc., 5.250%, 4/1/25(A)	284,820
100,000	Clearwater Seafoods, Inc. (Canada), 144a, 6.875%, 5/1/25	100,000
506,000	Core & Main LP, 144a, 6.125%, 8/15/25	511,060
350,000	Cott Holdings, Inc., 144a, 5.500%, 4/1/25	356,562
365,000	First Quality Finance Co., Inc., 144a, 5.000%, 7/1/25	367,737
359,000	H&E Equipment Services, Inc., 5.625%, 9/1/25	369,231
303,000	Simmons Foods, Inc., 144a, 5.750%, 11/1/24	275,730
70,000	Simmons Foods, Inc., 144a, 7.750%, 1/15/24	75,425
		2,340,565

	Financials — 2.9%
180,000	Acrisure LLC / Acrisure Finance, Inc., 144a, 7.000%, 11/15/25	162,450
382,000	Acrisure LLC / Acrisure Finance, Inc., 144a, 8.125%, 2/15/24	394,415
298,000	Alliant Holdings Intermediate LLC / Alliant Holdings Co.-Issuer, 144a, 8.250%, 8/1/23	305,361
617,000	Blue Racer Midstream LLC / Blue Racer Finance Corp., 144a, 6.125%, 11/15/22(A)	625,484
207,000	Quicken Loans, Inc., 144a, 5.250%, 1/15/28	205,965
		1,693,675

	Utilities — 1.8%
176,000	NextEra Energy Operating Partners LP, 144a, 4.250%, 7/15/24	177,104
135,000	NGL Energy Partners LP / NGL Energy Finance Corp., 7.500%, 11/1/23	141,075
200,000	Vistra Energy Corp., 7.625%, 11/1/24	211,496
337,000	Vistra Operations Co. LLC, 144a, 5.000%, 7/31/27	349,216
151,000	Vistra Operations Co. LLC, 144a, 5.500%, 9/1/26	159,494
		1,038,385
	Total Corporate Bonds	$46,037,885

	Bank Loans(C) — 14.4%

	Consumer Discretionary — 3.6%
103,760	Boyd Gaming Corporation, Refinancing Term B Loan (LIBOR +2.250%), 4.622%, 9/15/23	103,101
186,369	GO Wireless, Inc., Senior Lien Term Loan (LIBOR +6.500%) 8.902%, 12/22/24(D)	180,778
114,196	GOBP Holdings, Inc., First Lien Initial Term Loan (LIBOR + 3.750%), 6.138%, 10/22/25	114,053
439,152	Golden Nugget, Inc., B Team Loan (LIBOR +2.750%), 5.149%, 10/4/23(D)	435,111
120,033	Hillman Group Inc. (The), Initial Term Loan (LIBOR +4.000%), 6.402%, 5/31/25(D)	115,382
226,067	IRB Holding Corp., Team B Loan (LIBOR +3.250%), 5.644%, 2/5/25	222,994
125,117	Jeld-Wen, Inc., Term B-4 Loan (LIBOR +2.000%), 4.330%, 12/14/24	124,366
219,430	LBM Borrower LLC, Tranche C Term Loan (LIBOR +3.750%), 6.152%, 8/19/22	218,835
224,432	Navistar Inc., Tranche B Term Loan (LIBOR +3.500%), 5.910%, 11/6/24	223,660
326,114	Petco Animal Supplies Inc., Term Loan (LIBOR +3.250%), 5.833%, 1/26/23	252,106
176,600	PetSmart, Inc., Tranche B-2 Loan (LIBOR +3.000%), 3/11/22,(D)	171,689
		2,162,075

	Energy — 3.4%
259,338	BCP Raptor LLC, Initial Term Loan (LIBOR +4.250%), 6.652%, 6/24/24	245,723
266,298	Blackstone CQP Holdco LP, Initial Term Loan (LIBOR +3.500%), 9/30/24,(D)	266,565
269,722	Brazos Delaware II LLC, Initial Term Loan (LIBOR +4.000%), 6.383%, 5/21/25	253,202
94,557	California Resources Corp., Term Loan (LIBOR +10.375%), 12.777%, 12/31/21	95,787
96,739	California Resources Corp., Term Loan (LIBOR +4.750%), 7.152%, 12/31/22	92,317
87,560	Equitrans Midstream Corp., Term Loan (LIBOR +4.500%), 6.902%, 1/31/24	87,944
29,296	FTS International Inc., Initial Term Loan (LIBOR +4.750%), 7.152%, 4/16/21	29,215

Touchstone Credit Opportunities Fund (Continued)

Principal		Market
Amount		Value

	Bank Loans(C) — 14.4% (Continued)

	Energy — (Continued)
$212,475	Gulf Finance LLC, Tranche B Term Loan (LIBOR +5.250%), 7.649%, 8/25/23	$173,078
143,959	Murray Energy Corporation, Superpriority Term B-2 Loan (LIBOR +7.250%), 9.772%, 10/17/22	95,553
200,764	Traverse Midstream Partners LLC, Advance (LIBOR +4.000%), 6.590%, 9/27/24	198,182
370,724	Ultra Resources, Inc., Senior Secured Term Loan (LIBOR +3.750%), 6.180%, 4/12/24	281,131
178,467	Woodford Express LLC, Initial Term Loan (LIBOR +5.000%), 7.402%, 1/27/25	175,046
		1,993,743

	Industrials — 2.1%
260,034	Air Medical Group Holdings Inc., 2018 Term Loan (LIBOR +3.250%), 5.644%, 4/28/22	244,479
89,103	Builders FirstSource Inc., 2017 Initial Term Loan (LIBOR +3.000%), 5.330%, 2/29/24	88,714
123,572	Cumulus Media New Holdings Inc., Exit Term Loan (LIBOR +4.500%), 6.910%, 5/13/22(D)	123,417
543,363	Forterra Finance LLC, Replacement Term Loan (LIBOR +3.000%), 5.402%, 10/25/23	500,650
237,115	Sequa Mezzanine Holdings LLC, Initial Term Loan (First Lien) (LIBOR +5.000%), 7.560%, 11/28/21	231,583
91,750	TransDigm, Inc., 2018 New Tranche E Term Loans (LIBOR +2.500%), 4.830%, 5/30/25	89,533
		1,278,376

	Communication Services — 1.8%
42,151	Applied Systems Inc, Second Lien Initial Term Loan (LIBOR +7.000%), 9.330%, 9/19/25	42,519
148,992	CenturyLink, Inc., Initial Team B Loan (LIBOR +2.750%), 5.152%, 1/31/25	145,350
159,872	Frontier Communications Corp., Term B-1 Loan (LIBOR +3.750%), 6.160%, 6/17/24(D)	156,542
57,000	Intelsat Jackson Holdings SA, Tranche B-3 Term Loan (LIBOR +3.750%), 6.154%, 11/27/23	56,359
79,594	Nielsen Finance LLC, Class B-4 Team Loan (LIBOR +2.000%), 4.412%, 10/4/23	78,773
111,150	Perforce Software, Inc., First Lien Term Loan (LIBOR +4.500%), 7/1/26,(D)	110,872
510,031	Sprint Communications, Inc., 2018 Incremental Term Loan (LIBOR +3.000%), 5.438%, 2/2/24	504,773
		1,095,188

	Information Technology — 1.6%
134,147	Diebold Nixdorf Inc., Term Loan A1 (LIBOR +9.250%), 11.688%, 8/31/22	141,385
185,697	Evergreen Skills Lux SARL, First Lien Initial Term Loan (Luxembourg) (LIBOR +4.750%), 7.189%, 4/28/21	159,777
103,353	Infoblox, Inc., Refinancing Term Loan (LIBOR +4.500%), 6.902%, 11/7/23	103,180
186,173	Iron Mountain Information Management LLC, Term Loan A (LIBOR +1.750%), 4.171%, 6/5/23	180,821
345,485	MA Financeco LLC, Tranche B-2 Term Loan (LIBOR +2.250%), 4.652%, 11/19/21	341,312
		926,475

	Real Estate — 0.7%
402,970	Brookfield Property Reit Inc., Initial Term B Loan (LIBOR +2.500%), 4.902%, 8/27/25(D)	392,940

	Health Care — 0.6%
117,372	General Nutrition Center, Inc., First in last Out Term Loan (LIBOR +7.000%), 9.410%, 12/31/22(D)	118,399
222,740	LifePoint Health, Inc., First Lien Term B Loan (LIBOR +4.500%), 6.904%, 11/16/25(D)	221,268
		339,667

	Financials — 0.4%
227,946	Asurion LLC, Second Lien Replacement B-2 Term Loan (LIBOR +6.500%), 8.902%, 8/4/25	230,938

	Utilities — 0.1%
53,945	Vistra Operations Company LLC, 2018 Incremental Term Loan (LIBOR +2.000%), 4.397%, 12/31/25	53,857

	Consumer Staples — 0.1%
46,417	Energizer Holdings, Inc., Term B Loan (LIBOR+2.250%), 4.750%, 12/17/25	46,214
	Total Bank Loans	$8,519,473

	Asset-Backed Securities — 5.2%
250,000	Cedar Funding XI CLO Ltd., Ser 2019-11A, Class E, (Cayman Islands), 144a, (3M LIBOR +6.850%), 9.375%, 5/29/32(E)	248,212

Touchstone Credit Opportunities Fund (Continued)

Principal		Market
Amount		Value

	Asset-Backed Securities — 5.2% (Continued)
$250,000	Dryden 45 Senior Loan Fund, Ser 2016-45A, Class ER, (Cayman Islands), 144a, (3M LIBOR +5.850%), 8.447%, 10/15/30(E)	$236,934
250,000	LCM Ltd., Ser 2019-30, (Cayman Islands), 144a, (3M LIBOR +6.950%), 9.521%, 4/20/31(E)	250,163
300,000	Madison Park Funding XII Ltd., Ser 2014-12A, Class SUB, (Cayman Islands), 144a, 7/20/26(F)	136,058
250,000	Madison Park Funding XXXI Ltd., Ser 2018-31A, Class SUB, (Cayman Islands), 144a, 1/23/48(F)	204,403
250,000	Madison Park Funding XXXIV Ltd., Ser 2019-34A, Class E, (Cayman Islands), 144a, (3M LIBOR +6.750%), 9.330%, 4/25/31(E)	249,355
250,000	Mariner CLO 7 Ltd., Ser 2019-1A, Class E, (Cayman Islands), 144a, (3M LIBOR +6.890%), 9.435%, 4/30/32(E)	247,610
500,000	Oaktree CLO Ltd., Ser 2018-1A, Class SUB, (Cayman Islands), 144a, 10/20/30(F)	466,584
250,000	Oaktree CLO Ltd., Ser 2019-2A, Class D, (Cayman Islands), 144a, (3M LIBOR +6.770%), 9.246%, 4/15/31(E)	243,521
500,000	OZLM XXI, Ser 2017-21A, Class SUB, (Cayman Islands), 144a, 1/20/31(F)	416,021
250,000	Venture XVIII CLO Ltd., Ser 2014-18A, Class SUB, (Cayman Islands), 144a, 10/15/29(F)	146,883
250,000	Wellfleet CLO Ltd., Ser 2018-3A, Class SUB, (Cayman Islands), 144a, 1/20/32(F)	233,411
	Total Asset-Backed Securities	$3,079,155

Shares

	Common Stocks — 0.5%

	Information Technology — 0.0%
8,386	Aquity Holdings, Inc. New Escrow(G)*	23,397

	Health Care — 0.0%
3,069	Envigo RMS Holding Corp. Class B(G)(H)*	—

	Energy — 0.1%
74,381	Trident, Class A Templar Restructure(H)*	55,785
12,726	Trident, Templar Restructure(H)*	—
		55,785

	Communication Services — 0.4%
13,299	Cumulus Media, Inc. - Class A*	246,697
	Total Common Stocks	$325,879

	Number
	of	Notional	Market
	Contracts	Amount	Value

Purchased Options — 0.0%

Purchased Call Options — 0.0%
Chicago Board Options Exchange Volatility Index, Strike @20.00, Exp 7/19(A)	64	$96,512	$2,880

Purchased Put Options — 0.0%
Invesco Senior Loan ETF, Strike @22.00, Exp 10/19(A)	1,833	4,153,578	27,495
SPDR S&P 500 ETF Trust, Strike @270.00, Exp 7/19(A)	100	2,930,300	3,100
Total Purchased Put Options			30,595
Total Purchased Options			$33,475

Shares

	Short-Term Investment Funds — 4.9%
1,533,307	Dreyfus Government Cash Management, Institutional Shares, 2.25%∞Ω	1,533,307
1,399,650	Invesco Government & Agency Portfolio, Institutional Class, 2.19%**∞Ω	1,399,650
	Total Short-Term Investment Funds	$2,932,957

Total Long Positions — 102.8%
(Cost $60,603,101)		$60,928,824

Principal
Amount

	Securities Sold Short — (1.1%)

	Corporate Bond — (1.0%)

	Energy — (0.5%)
$(200,000)	California Resources Corp., 144a, 8.000%, 12/15/22	$(150,750)
(250,000)	Chaparral Energy, Inc., 144a, 8.750%, 7/15/23	(155,000)
		(305,750)

	Consumer Discretionary — (0.5%)
(300,000)	Goodyear Tire & Rubber Co. (The), 4.875%, 3/15/27	(285,000)
	Total Corporate Bond	$(590,750)

Total Securities Sold Short
(Proceeds $586,836)		$(590,750)

Touchstone Credit Opportunities Fund (Continued)

	Number
	of	Notional	Market
	Contracts	Amount	Value

Written Options — (0.0%)

Written Call Options — (0.0%)
Chicago Board Options Exchange Volatility Index, Strike @25.00, Exp 7/19	(64)	$(96,512)	$(1,280)

Total Written Options
(Premiums received $1,278)			$(1,280)

Total — 101.8%			$60,336,794

Liabilities in Excess of Other Assets — (1.8%)			(1,096,698)

Net Assets — 100.0%			$59,240,096

(A)	All or a portion of these securities are pledged as collateral for securities sold short and written options. The total value of the securities pledged as collateral as of June 30, 2019 was $2,158,558.

(B)	Represents a payment-in-kind (“PIK”) security, which may pay interest in additional principal amounts.

(C)	Bank loans pay interest at rates which adjust periodically unless otherwise indicated. The interest rates shown are the current interest rates as of June 30, 2019.

(D)	All or a portion of this position has not settled. Full contract rates do not take effect until settlement date.

(E)	Variable rate security - Rate reflected is the rate in effect as of June 30, 2019.

(F)	Security has no stated coupon and is considered an equity position in the collateralized loan obligation (“CLO”). CLO equity investments are entitled to recurring distributions which are generally equal to the excess cash flow generated from the underlying investments after payment of the contractual payments to debt holders and fund expenses.

(G)	Level 3- For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Portfolios of Investments.

(H)	This is a restricted security that cannot be sold to qualified institutional buyers. At June 30, 2019, these securities were valued at $55,785 or 0.0% of net assets.

*	Non-income producing security.

**	Represents collateral for securities loaned.

†	All or a portion of the security is on loan. The total market value of the securities on loan as of June 30, 2019 was $1,346,199.

∞	Open-End Fund.

Ω	Represents the 7-day SEC yield as of June 30, 2019.

Portfolio Abbreviations:

CLO - Collateralized Loan Obligation

ETF - Exchange-Traded Fund

LIBOR - London Interbank Offered Rate

LLC - Limited Liability Company

LP - Limited Partnership

PLC - Public Limited Company

REIT - Real Estate Investment Trust

SPDR - Standard & Poor’s Depositary Receipt

144a - This is a restricted security that was sold in a transaction qualifying for the exemption under Rule 144a of the Securities Act of 1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2019, these securities were valued at $35,109,661 or 59.3% of net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees.

Touchstone Credit Opportunities Fund (Continued)

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.

Valuation inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total

Assets:
Corporate Bonds	$—	$46,037,885	$—	$46,037,885
Bank Loans	—	8,519,473	—	8,519,473
Asset-Backed Securities	—	3,079,155	—	3,079,155
Common Stocks	—	302,482	23,397	325,879
Purchased Call Options Equity Contracts	2,880	—	—	2,880
Purchased Put Options Equity Contracts	30,595	—	—	30,595
Short-Term Investment Funds	2,932,957	—	—	2,932,957
Total Assets	$2,966,432	$57,938,995	$23,397	$60,928,824

Liabilities:
Securities Sold Short
Corporate Bonds	$—	$(590,750)	$—	$(590,750)
Written Call Options Equity Contracts	(1,280)	—	—	(1,280)
Total Liabilities	$(1,280)	$(590,750)	$—	$(592,030)
Total	$2,965,152	$57,348,245	$23,397	$60,336,794

Measurements Using Unobservable Inputs (Level 3)

Common
Assets	Stocks

Beginning balance, June 30, 2018	$—
Transfer into Level 3	23,397
Net realized gain (loss)	—
Change in unrealized appreciation (depreciation)	—
Ending balance, June 30, 2019	$23,397
Net Change in Unrealized Appreciation/Depreciation for Investments in Securities still held at June 30, 2019	$—

Common		Valuation	Unobservable
Stocks	Fair Value	Technique	Input

Aquity Holdings, Inc. New Escrow	$23,397	Cost	New Issuer

See accompanying Notes to Financial Statements.

Portfolio of Investments

Touchstone International Equity Fund — June 30, 2019

		Market
	Shares	Value

Common Stocks — 92.5%

United Kingdom — 19.9%

Communication Services — 1.8%
ITV PLC	2,030,000	$2,784,040

Consumer Discretionary — 8.8%
BCA Marketplace PLC	2,180,000	6,727,433
Compass Group PLC	117,000	2,803,783
InterContinental Hotels Group PLC	62,000	4,077,736

Consumer Staples — 2.7%
Reckitt Benckiser Group PLC	54,000	4,261,393

Health Care — 2.0%
ConvaTec Group PLC, 144a	1,670,000	3,094,305

Industrials — 1.5%
Experian PLC	77,000	2,332,297

Real Estate — 3.1%
Foxtons Group PLC*	1,750,000	1,177,879
Savills PLC	328,000	3,730,061
Total United Kingdom		30,988,927

Germany — 12.4%

Consumer Discretionary — 0.9%
Continental AG	10,000	1,457,990

Health Care — 3.0%
Fresenius SE & Co. KGaA	85,000	4,608,439

Industrials — 4.3%
Brenntag AG	105,000	5,152,085
Norma Group SE	37,000	1,533,129

Information Technology — 4.2%
SAP SE	36,000	4,935,306
Siltronic AG	22,000	1,607,041
Total Germany		19,293,990

Switzerland — 8.4%

Consumer Staples — 2.9%
Nestle SA	44,000	4,554,979

Health Care — 2.5%
Novartis AG	42,000	3,834,255

Industrials — 3.0%
Adecco Group AG	77,000	4,627,499
Total Switzerland		13,016,733

Canada — 6.1%

Information Technology — 2.0%
BlackBerry Ltd.*	419,000	3,125,740

Materials — 4.1%
Barrick Gold Corp.	205,288	3,240,276
Pretium Resources, Inc*†	310,000	3,103,100
Total Canada		9,469,116

France — 5.9%

Communication Services — 5.9%
Eutelsat Communications SA	235,000	4,393,072
JCDecaux SA	155,000	4,695,313
Total France		9,088,385

India — 5.3%

Consumer Discretionary — 0.9%
PC Jeweller Ltd.	2,200,000	1,442,612

Financials — 4.4%
Indian Energy Exchange Ltd., 144a	1,340,000	2,797,349
Shriram Transport Finance Co. Ltd.	255,000	3,991,312
Total India		8,231,273

Japan — 4.9%

Consumer Discretionary — 2.8%
USS Co. Ltd.	222,000	4,385,615

Industrials — 2.1%
FANUC Corp.	17,500	3,251,723
Total Japan		7,637,338

China — 3.8%

Communication Services — 1.7%
Tencent Holdings Ltd.	60,000	2,714,365

Consumer Discretionary — 2.1%
Alibaba Group Holding Ltd. ADR*	19,000	3,219,550
Total China		5,933,915

Ireland — 3.4%

Health Care — 3.4%
Medtronic PLC (Ireland)	53,500	5,210,365

Denmark — 3.4%

Industrials — 3.4%
ISS A/S	172,000	5,200,038

Greece — 3.2%

Consumer Discretionary — 3.2%
OPAP SA	448,000	5,017,795

Mexico — 2.5%

Consumer Staples — 2.5%
Gruma SAB de CV - Class B	410,000	3,856,750

Touchstone International Equity Fund (Continued)

		Market
	Shares	Value

Common Stocks — 92.5% (Continued)

Norway — 2.4%

Energy — 2.4%
TGS NOPEC Geophysical Co. ASA	134,000	$3,770,785

Netherlands — 2.3%

Energy — 2.3%
Core Laboratories NV	68,000	3,555,040

South Korea — 2.2%

Information Technology — 2.2%
Samsung Electronics Co. Ltd.	84,000	3,420,509

Hong Kong — 2.1%

Consumer Discretionary — 2.1%
Galaxy Entertainment Group Ltd.	490,000	3,296,230

Luxembourg — 1.8%

Industrials — 1.8%
Befesa SA, 144a	72,000	2,865,492

United States — 1.4%

Information Technology — 1.4%
Mastercard, Inc. - Class A	8,000	2,116,240

Australia — 1.1%

Materials — 1.1%
Northern Star Resources Ltd.	210,000	1,722,804
Total Common Stocks		$143,691,725

Short-Term Investment Funds — 7.0%
Dreyfus Government Cash Management, Institutional Shares, 2.25%∞Ω	10,842,559	10,842,559
Invesco Government & Agency Portfolio, Institutional Class, 2.19%**∞Ω	114,450	114,450
Total Short-Term Investment Funds		$10,957,009

Total Investment Securities —99.5%
(Cost $146,241,069)		$154,648,734

Other Assets in Excess of Liabilities — 0. 5%		715,440

Net Assets — 100.0%		$155,364,174

*	Non-income producing security.

**	Represents collateral for securities loaned.

†	All or a portion of the security is on loan. The total market value of the securities on loan as of June 30, 2019 was $109,109.

∞	Open-End Fund.

Ω	Represents the 7-day SEC yield as of June 30, 2019.

Portfolio Abbreviations:

ADR - American Depositary Receipt

PLC - Public Limited Company

144a - This is a restricted security that was sold in a transaction qualifying for the exemption under Rule 144a of the Securities Act of 1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2019, these securities were valued at $8,757,146 or 5.6% of net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees.

Touchstone International Equity Fund (Continued)

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.

Valuation inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
United Kingdom	$14,970,488	$16,018,439	$—	$30,988,927
Germany	9,206,599	10,087,391	—	19,293,990
Switzerland	—	13,016,733	—	13,016,733
Canada	9,469,116	—	—	9,469,116
France	9,088,385	—	—	9,088,385
India	—	8,231,273	—	8,231,273
Japan	—	7,637,338	—	7,637,338
China	3,219,550	2,714,365	—	5,933,915
Ireland	5,210,365	—	—	5,210,365
Denmark	—	5,200,038	—	5,200,038
Greece	5,017,795	—	—	5,017,795
Mexico	3,856,750	—	—	3,856,750
Norway	—	3,770,785	—	3,770,785
Netherlands	3,555,040	—	—	3,555,040
South Korea	—	3,420,509	—	3,420,509
Hong Kong	—	3,296,230	—	3,296,230
Luxembourg	2,865,492	—	—	2,865,492
United States	2,116,240	—	—	2,116,240
Australia	—	1,722,804	—	1,722,804
Short-Term Investment Funds	10,957,009	—	—	10,957,009
Total	$79,532,829	$75,115,905	$—	$154,648,734

See accompanying Notes to Financial Statements.

Portfolio of Investments

Touchstone International Growth Opportunities Fund – June 30, 2019

		Market
	Shares	Value

Common Stocks — 99.5%

China — 40.9%

Communication Services — 12.9%
58.com, Inc. ADR*	7,735	$480,885
Autohome, Inc. ADR*	12,940	1,107,923
Tencent Holdings Ltd.	53,525	2,421,440
Tencent Music Entertainment Group ADR*	31,885	477,956

Consumer Discretionary — 15.6%
Alibaba Group Holding Ltd. ADR*	17,950	3,041,628
New Oriental Education & Technology Group, Inc. ADR*	19,430	1,876,549
Tongcheng-Elong Holdings Ltd.*†	246,000	488,305

Consumer Staples — 9.9%
Dali Foods Group Co. Ltd., 144a	1,160,500	770,047
Kweichow Moutai Co. Ltd. - Class A	8,000	1,148,989
Wuliangye Yibin Co. Ltd. - Class A	88,728	1,528,217

Financials — 1.5%
Ping An Insurance Group Co. of China Ltd. - Class H	42,700	513,462

Industrials — 1.0%
51job, Inc. ADR*	4,650	351,075
Total China		14,206,476

France — 12.7%

Consumer Discretionary — 1.4%
Kering SA	840	496,781

Industrials — 7.9%
Airbus SE	3,385	479,050
Safran SA	8,990	1,315,163
Thales SA	7,735	955,443

Information Technology — 3.4%
Capgemini SE	9,345	1,161,975
Total France		4,408,412

Switzerland — 8.3%

Consumer Staples — 2.9%
Coca-Cola HBC AG	26,540	1,002,552

Health Care — 5.4%
Medacta Group SA, 144a*	7,775	702,474
Sonova Holding AG	5,205	1,184,651
Total Switzerland		2,889,677

Germany — 5.1%

Information Technology — 5.1%
SAP SE	6,000	822,551
Wirecard AG	5,630	947,797
Total Germany		1,770,348

India — 5.0%

Financials — 5.0%
HDFC Bank Ltd. ADR	13,275	1,726,281

Japan — 4.5%

Industrials — 4.5%
Recruit Holdings Co. Ltd.	46,100	1,543,515

Singapore — 4.2%

Financials — 4.2%
DBS Group Holdings Ltd.	75,100	1,442,676

Israel — 3.8%

Information Technology — 3.8%
Nice Ltd. ADR*	9,615	1,317,255

Brazil — 3.6%

Consumer Discretionary — 2.0%
Magazine Luiza SA	12,500	679,534

Information Technology — 1.6%
Pagseguro Digital Ltd. - Class A*	14,650	570,911
Total Brazil		1,250,445

Sweden — 3.2%

Information Technology — 3.2%
Hexagon AB	19,855	1,104,011

Argentina — 2.9%

Information Technology — 2.9%
Globant SA*	10,115	1,022,121

United Kingdom — 2.1%

Health Care — 2.1%
AstraZeneca PLC	8,990	734,948

Russia — 1.9%

Communication Services — 1.9%
Yandex NV - Class A*	17,380	660,440

Canada — 1.3%

Industrials — 1.3%
Canadian Pacific Railway Ltd.	1,980	465,775
Total Common Stocks		$34,542,380

Touchstone International Growth Opportunities Fund (Continued)

		Market
	Shares	Value

Short-Term Investment Funds — 1.8%
Dreyfus Government Cash Management, Institutional Shares, 2.25%∞Ω	204,458	$204,458
Invesco Government & Agency Portfolio, Institutional Class, 2.19%**∞Ω	411,312	411,312
Total Short-Term Investment Funds		$615,770

Total Investment Securities —101.3%
(Cost $27,883,935)		$35,158,150

Liabilities in Excess of Other Assets — (1.3%)		(436,169)

Net Assets — 100.0%		$34,721,981

*	Non-income producing security.

**	Represents collateral for securities loaned.

†	All or a portion of the security is on loan. The total market value of the securities on loan as of June 30, 2019 was $390,644.

∞	Open-End Fund.

Ω	Represents the 7-day SEC yield as of June 30, 2019.

Portfolio Abbreviations:

ADR - American Depositary Receipt

PLC - Public Limited Company

144a - This is a restricted security that was sold in a transaction qualifying for the exemption under Rule 144a of the Securities Act of 1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2019, these securities were valued at $1,472,521 or 4.2% of net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees.

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.

Valuation inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
China	$7,336,016	$6,870,460	$—	$14,206,476
France	1,658,756	2,749,656	—	4,408,412
Switzerland	702,474	2,187,203	—	2,889,677
Germany	947,797	822,551	—	1,770,348
India	1,726,281	—	—	1,726,281
Japan	—	1,543,515	—	1,543,515
Singapore	—	1,442,676	—	1,442,676
Israel	1,317,255	—	—	1,317,255
Brazil	1,250,445	—	—	1,250,445
Sweden	—	1,104,011	—	1,104,011
Argentina	1,022,121	—	—	1,022,121
United Kingdom	—	734,948	—	734,948
Russia	660,440	—	—	660,440
Canada	465,775	—	—	465,775
Short-Term Investment Funds	615,770	—	—	615,770
Total	$17,703,130	$17,455,020	$—	$35,158,150

See accompanying Notes to Financial Statements.

Portfolio of Investments

Touchstone International Small Cap Fund – June 30, 2019

		Market
	Shares	Value

Common Stocks — 95.8%

Japan — 23.1%

Communication Services — 1.0%
Fuji Media Holdings, Inc.	146,900	$2,051,861

Consumer Discretionary — 2.8%
Kyoritsu Maintenance Co. Ltd.	50,900	2,383,273
Marui Group Co. Ltd.	163,100	3,326,120

Consumer Staples — 3.9%
Morinaga & Co. Ltd.	53,500	2,609,265
Morinaga Milk Industry Co. Ltd.	66,000	2,613,383
Nippon Suisan Kaisha Ltd.	406,600	2,523,573

Financials — 2.5%
Aruhi Corp.†	133,800	2,630,684
Zenkoku Hosho Co. Ltd.	62,000	2,384,287

Health Care — 2.3%
Rohto Pharmaceutical Co. Ltd.	75,800	2,063,767
Ship Healthcare Holdings, Inc.	59,100	2,556,718

Industrials — 4.2%
Japan Airport Terminal Co. Ltd.	53,300	2,279,581
Kamigumi Co. Ltd.	86,100	2,041,749
Seino Holdings Co. Ltd.	143,500	1,916,544
TechnoPro Holdings, Inc.	42,800	2,284,727

Information Technology — 5.5%
Advantest Corp.	59,800	1,646,347
Azbil Corp.	83,300	2,039,772
Digital Garage, Inc.	57,700	1,833,252
GMO internet, Inc.	128,200	2,330,565
Nihon Unisys Ltd.	96,500	3,246,250

Materials — 0.9%
Sumitomo Bakelite Co. Ltd.	51,200	1,832,917
Total Japan		46,594,635

United Kingdom — 11.1%

Communication Services — 1.1%
Euromoney Institutional Investor PLC	128,271	2,120,929

Consumer Discretionary — 1.1%
SSP Group PLC	265,602	2,314,869

Consumer Staples — 1.4%
Britvic PLC	257,616	2,906,561

Financials — 1.2%
Intermediate Capital Group PLC	135,269	2,372,700

Health Care — 2.5%
Abcam PLC	107,347	2,009,435
Dechra Pharmaceuticals PLC	85,534	2,985,340

Industrials — 1.7%
HomeServe PLC	114,025	1,718,848
Pagegroup PLC	252,489	1,643,465

Information Technology — 2.1%
Electrocomponents PLC	192,576	1,547,108
Spectris PLC	73,639	2,689,817
Total United Kingdom		22,309,072

Germany — 7.4%

Communication Services — 1.4%
Stroeer SE & Co. KGaA	37,801	2,839,061

Consumer Discretionary — 1.2%
HUGO BOSS AG	35,508	2,366,460

Health Care — 1.3%
Evotec SE*	94,644	2,649,814

Industrials — 1.5%
Rheinmetall AG	24,061	2,948,942

Information Technology — 1.2%
Dialog Semiconductor PLC*	58,246	2,343,783

Real Estate — 0.8%
TAG Immobilien AG	74,293	1,716,032
Total Germany		14,864,092

Australia — 6.8%

Energy — 1.7%
Beach Energy Ltd.	1,181,095	1,661,102
WorleyParsons Ltd.	176,035	1,829,934

Health Care — 1.4%
Ansell Ltd.	144,288	2,724,441

Industrials — 1.5%
Cleanaway Waste Management Ltd.	1,897,733	3,110,312

Materials — 0.8%
Regis Resources Ltd.	404,318	1,501,341

Real Estate — 1.4%
Charter Hall Group REIT	368,863	2,808,860
Total Australia		13,635,990

Canada — 6.8%

Consumer Staples — 1.3%
Premium Brands Holdings Corp.†	38,737	2,647,741

Energy — 0.9%
Parkland Fuel Corp.	53,423	1,695,029

Industrials — 2.3%
Badger Daylighting Ltd.†	59,903	2,185,610
Boyd Group Income Fund	19,335	2,443,101

Real Estate — 1.0%
Colliers International Group, Inc.	28,686	2,050,987

Touchstone International Small Cap Fund (Continued)

		Market
	Shares	Value

Common Stocks — 95.8% (Continued)

Canada — (Continued)

Utilities — 1.3%
Capital Power Corp.†	112,513	$2,590,407
Total Canada		13,612,875

France — 6.2%

Communication Services — 1.3%
Lagardere SCA	98,798	2,572,659

Health Care — 1.2%
Korian SA	62,102	2,362,817

Industrials — 1.1%
Rexel SA	177,299	2,250,343

Information Technology — 2.6%
Alten SA	23,734	2,844,528
SOITEC*	22,852	2,500,001
Total France		12,530,348

Switzerland — 4.3%

Communication Services — 0.7%
Sunrise Communications Group AG, 144a†	19,976	1,491,972

Consumer Discretionary — 1.1%
Forbo Holding AG	1,206	2,129,705

Industrials — 2.5%
OC Oerlikon Corp. AG	192,467	2,351,916
Wizz Air Holdings PLC, 144a*	64,509	2,793,814
Total Switzerland		8,767,407

Italy — 3.7%

Health Care — 1.1%
Amplifon SpA	90,907	2,130,034

Materials — 1.2%
Buzzi Unicem SpA	120,828	2,453,274

Utilities — 1.4%
Italgas SpA	431,479	2,898,670
Total Italy		7,481,978

Sweden — 3.5%

Consumer Discretionary — 1.2%
Dometic Group AB, 144a	242,600	2,432,579

Industrials — 1.3%
Loomis AB	76,574	2,632,464

Real Estate — 1.0%
Hemfosa Fastigheter AB	215,602	2,038,972
Total Sweden		7,104,015

Netherlands — 3.3%

Financials — 2.3%
ASR Nederland NV	59,750	2,427,725
Euronext NV, 144a	27,911	2,112,137

Materials — 1.0%
AMG Advanced Metallurgical Group NV†	67,855	2,105,300
Total Netherlands		6,645,162

Denmark — 3.3%

Financials — 1.5%
Topdanmark A/S	54,205	3,059,152

Industrials — 1.0%
Dfds A/S	46,567	1,977,735

Information Technology — 0.8%
SimCorp A/S	15,710	1,520,761
Total Denmark		6,557,648

Ireland — 2.9%

Consumer Staples — 1.5%
Greencore Group PLC	1,060,033	2,948,154

Health Care — 1.4%
UDG Healthcare PLC	282,902	2,869,897
Total Ireland		5,818,051

Norway — 2.5%

Consumer Staples — 1.2%
Leroy Seafood Group ASA	354,636	2,349,434

Financials — 1.3%
Storebrand ASA	361,050	2,657,336
Total Norway		5,006,770

Singapore — 1.4%

Industrials — 1.4%
ComfortDelGro Corp. Ltd.	1,445,300	2,842,315

India — 1.3%

Information Technology — 1.3%
WNS Holdings Ltd. ADR*	45,541	2,696,027

Spain — 1.3%

Health Care — 1.3%
Almirall SA	139,949	2,584,369

Argentina — 1.2%

Information Technology — 1.2%
Globant SA*	24,613	2,487,144

Touchstone International Small Cap Fund (Continued)

		Market
	Shares	Value

Common Stocks — 95.8% (Continued)

Finland — 1.2%

Materials — 1.2%
Huhtamaki OYJ	56,807	$2,335,764

South Korea — 1.0%

Financials — 1.0%
Meritz Securities Co. Ltd.	416,321	1,933,802

Luxembourg — 1.0%

Real Estate — 1.0%
Grand City Properties SA	84,099	1,923,423

Taiwan — 0.9%

Information Technology — 0.9%
Chipbond Technology Corp.	982,000	1,914,870

China — 0.9%

Consumer Discretionary — 0.9%
Li Ning Co. Ltd.	772,000	1,825,646

Hong Kong — 0.7%

Consumer Discretionary — 0.7%
Xinyi Glass Holdings Ltd.	1,398,000	1,468,535
Total Common Stocks		$192,939,938

Exchange-Traded Fund — 2.5%

United States — 2.5%
iShares MSCI EAFE Small-Cap ETF	87,472	$5,020,893

Short-Term Investment Funds — 8.6%
Dreyfus Government Cash Management, Institutional Shares, 2.25%∞Ω	4,640,185	4,640,185
Invesco Government & Agency Portfolio, Institutional Class, 2.19%**∞Ω	12,761,400	12,761,400
Total Short-Term Investment Funds		$17,401,585

Total Investment Securities —106.9%
(Cost $189,006,455)		$215,362,416

Liabilities in Excess of Other Assets — (6.9%)		(13,913,766)

Net Assets — 100.0%		$201,448,650

*	Non-income producing security.

**	Represents collateral for securities loaned.

†	All or a portion of the security is on loan. The total market value of the securities on loan as of June 30, 2019 was $12,229,101.

∞	Open-End Fund.

Ω	Represents the 7-day SEC yield as of June 30, 2019.

Portfolio Abbreviations:

ADR - American Depositary Receipt

ETF - Exchange-Traded Fund

PLC - Public Limited Company

REIT- Real Estate Investment Trust

144a - This is a restricted security that was sold in a transaction qualifying for the exemption under Rule 144a of the Securities Act of 1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2019, these securities were valued at $8,830,502 or 4.4% of net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees.

Touchstone International Small Cap Fund (Continued)

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.

Valuation inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Japan	$—	$46,594,635	$—	$46,594,635
United Kingdom	5,849,212	16,459,860	—	22,309,072
Germany	2,839,061	12,025,031	—	14,864,092
Australia	—	13,635,990	—	13,635,990
Canada	13,612,875	—	—	13,612,875
France	7,780,004	4,750,344	—	12,530,348
Switzerland	—	8,767,407	—	8,767,407
Italy	2,898,670	4,583,308	—	7,481,978
Sweden	—	7,104,015	—	7,104,015
Netherlands	2,112,137	4,533,025	—	6,645,162
Denmark	—	6,557,648	—	6,557,648
Ireland	2,948,154	2,869,897	—	5,818,051
Norway	—	5,006,770	—	5,006,770
Singapore	—	2,842,315	—	2,842,315
India	2,696,027	—	—	2,696,027
Spain	2,584,369	—	—	2,584,369
Argentina	2,487,144	—	—	2,487,144
Finland	2,335,764	—	—	2,335,764
South Korea	—	1,933,802	—	1,933,802
Luxembourg	—	1,923,423	—	1,923,423
Taiwan	—	1,914,870	—	1,914,870
China	—	1,825,646	—	1,825,646
Hong Kong	—	1,468,535	—	1,468,535
Exchange-Traded Fund	5,020,893	—	—	5,020,893
Short-Term Investment Funds	17,401,585	—	—	17,401,585
Total	$70,565,895	$144,796,521	$—	$215,362,416

See accompanying Notes to Financial Statements.

Portfolio of Investments

Touchstone Large Cap Focused Fund – June 30, 2019

		Market
	Shares	Value

Common Stocks — 94.6%

Information Technology — 22.5%
Accenture PLC (Ireland) - Class A	207,346	$38,311,320
Apple, Inc.	340,315	67,355,145
Cisco Systems, Inc.	584,365	31,982,296
Microsoft Corp.	754,986	101,137,925
Oracle Corp.	413,559	23,560,456
salesforce.com, Inc.*	166,328	25,236,947
Texas Instruments, Inc.	164,701	18,901,087
Visa, Inc. - Class A	475,920	82,595,916
		389,081,092

Consumer Discretionary — 14.4%
Alibaba Group Holding Ltd. (China) ADR*	101,940	17,273,733
Amazon.com, Inc.*	31,842	60,296,966
Booking Holdings, Inc.*	7,878	14,768,965
Carnival Corp.	231,991	10,799,181
Garrett Motion, Inc. (Switzerland)*	23,988	368,216
Home Depot, Inc. (The)	73,353	15,255,223
JD.com, Inc. (China) ADR*	466,788	14,139,009
Marriott International, Inc. - Class A	50,834	7,131,502
McDonald’s Corp.	186,095	38,644,488
Starbucks Corp.	227,521	19,073,085
TJX Cos, Inc. (The)	646,278	34,175,181
Yum China Holdings, Inc. (China)	362,791	16,760,944
		248,686,493

Financials — 13.2%
American Express Co.	94,758	11,696,928
Berkshire Hathaway, Inc. - Class B*	260,086	55,442,533
CME Group, Inc.	182,926	35,507,766
Goldman Sachs Group, Inc. (The)	108,370	22,172,502
JPMorgan Chase & Co.	325,000	36,335,000
PNC Financial Services Group, Inc. (The)	262,000	35,967,360
S&P Global, Inc.	61,119	13,922,297
Signature Bank/NewYork NY	140,934	17,030,465
		228,074,851

Health Care — 12.2%
Alcon, Inc. (Switzerland)*	38,333	2,378,563
AmerisourceBergen Corp.	312,267	26,623,884
Amgen, Inc.	91,644	16,888,156
Becton Dickinson and Co.	82,860	20,881,549
Biogen, Inc.*	54,698	12,792,221
Bristol-Myers Squibb Co.	371,691	16,856,187
Johnson & Johnson	100,337	13,974,937
Merck & Co., Inc.	356,127	29,861,249
Novartis AG (Switzerland) ADR	191,666	17,501,022
Stryker Corp.	48,156	9,899,910
UnitedHealth Group, Inc.	106,499	25,986,821
Zoetis, Inc.	155,835	17,685,714
		211,330,213

Communication Services — 11.0%
Alphabet, Inc. - Class C*	57,000	61,611,870
AT&T, Inc.	140,021	4,692,104
Baidu, Inc. (China) ADR*	106,623	12,513,275
Comcast Corp. - Class A	947,256	40,049,984
Facebook, Inc. - Class A*	270,892	52,282,156
Verizon Communications, Inc.	327,594	18,715,445
		189,864,834

Industrials — 7.7%
Boeing Co. (The)	43,983	16,010,252
Canadian National Railway Co. (Canada)	217,247	20,091,003
Deere & Co.	123,002	20,382,661
FedEx Corp.	19,742	3,241,439
Honeywell International, Inc.	137,162	23,947,114
Resideo Technologies, Inc.*	39,981	876,384
United Technologies Corp.	208,281	27,118,186
Verisk Analytics, Inc.	148,725	21,782,264
		133,449,303

Consumer Staples — 6.7%
Estee Lauder Cos., Inc. (The) - Class A	120,785	22,116,941
Kraft Heinz Co. (The)	183,288	5,689,260
Monster Beverage Corp.*	170,309	10,870,823
PepsiCo, Inc.	116,115	15,226,160
Philip Morris International, Inc.	275,000	21,595,750
Procter & Gamble Co. (The)	173,277	18,999,823
Unilever NV (United Kingdom)	370,454	22,493,967
		116,992,724

Energy — 3.8%
Chevron Corp.	172,149	21,422,222
Exxon Mobil Corp.	455,000	34,866,650
Schlumberger Ltd.	248,127	9,860,567
		66,149,439

Real Estate — 2.3%
Jones Lang LaSalle, Inc.	162,650	22,883,229
Simon Property Group, Inc. REIT	108,196	17,285,393
		40,168,622

Materials — 0.8%
Corteva, Inc.*	90,104	2,664,375
Dow, Inc.	90,104	4,443,028
DuPont de Nemours, Inc.	90,104	6,764,107
		13,871,510
Total Common Stocks		$1,637,669,081

Exchange-Traded Funds — 5.2%
SPDR S&P 500 ETF Trust	230,000	67,390,000
Utilities Select Sector SPDR Fund	385,000	22,957,550
Total Exchange-Traded Funds		$90,347,550

Touchstone Large Cap Focused Fund (Continued)

		Market
	Shares	Value

Short-Term Investment Fund — 0.3%
Dreyfus Government Cash Management, Institutional Shares, 2.25%∞Ω	5,066,322	$5,066,322

Total Investment Securities —100.1%
(Cost $847,337,987)		$1,733,082,953

Liabilities in Excess of Other Assets — (0.1%)		(1,144,327)

Net Assets — 100.0%		$1,731,938,626

*	Non-income producing security.

∞	Open-End Fund.

Ω	Represents the 7-day SEC yield as of June 30, 2019.

Portfolio Abbreviations:

ADR - American Depositary Receipt

ETF - Exchange-Traded Fund

PLC - Public Limited Company

REIT - Real Estate Investment Trust

SPDR - Standard & Poor’s Depositary Receipt

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.

Valuation inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total

Common Stocks	$1,637,669,081	$—	$—	$1,637,669,081
Exchange-Traded Funds	90,347,550	—	—	90,347,550
Short-Term Investment Fund	5,066,322	—	—	5,066,322
Total	$1,733,082,953	$—	$—	$1,733,082,953

See accompanying Notes to Financial Statements.

Portfolio of Investments

Touchstone Large Cap Fund – June 30, 2019

		Market
	Shares	Value

Common Stocks — 97.3%

Financials — 22.4%
Alleghany Corp.*	13,809	$9,405,448
Berkshire Hathaway, Inc. - Class B*	96,322	20,532,961
BlackRock, Inc.	21,728	10,196,950
Charles Schwab Corp. (The)	162,845	6,544,741
Progressive Corp. (The)	120,904	9,663,857
Wells Fargo & Co.	158,601	7,504,999
		63,848,956

Consumer Discretionary — 20.4%
CarMax, Inc.*	152,232	13,218,305
Carnival Corp.	184,346	8,581,306
Dollar Tree, Inc.*	125,893	13,519,649
Home Depot, Inc. (The)	45,662	9,496,326
Lowe’s Cos., Inc.	39,535	3,989,477
O’Reilly Automotive, Inc.*	24,574	9,075,670
		57,880,733

Information Technology — 13.2%
Apple, Inc.	80,041	15,841,715
Cisco Systems, Inc.	181,179	9,915,927
Visa, Inc. - Class A	68,453	11,880,018
		37,637,660

Industrials — 12.1%
FedEx Corp.	54,814	8,999,911
General Dynamics Corp.	39,797	7,235,890
Norfolk Southern Corp.	54,437	10,850,927
Southwest Airlines Co.	143,715	7,297,848
		34,384,576

Communication Services — 9.3%
Alphabet, Inc. - Class C*	12,510	13,522,184
Fox Corp. - Class A	230,510	8,445,886
Verizon Communications, Inc.	80,438	4,595,423
		26,563,493

Materials — 7.9%
Albemarle Corp.	81,219	5,718,630
Martin Marietta Materials, Inc.	40,138	9,236,155
NewMarket Corp.	18,748	7,516,823
		22,471,608

Consumer Staples — 7.3%
Altria Group, Inc.	211,258	10,003,066
Nestle SA (Switzerland) ADR	103,446	10,696,316
		20,699,382

Energy — 3.2%
Chevron Corp.	72,500	9,021,900

Health Care — 1.5%
Bristol-Myers Squibb Co.	92,862	4,211,292
Total Common Stocks		$276,719,600

Short-Term Investment Fund — 2.7%
Dreyfus Government Cash Management, Institutional Shares, 2.25%∞Ω	7,516,389	$7,516,389

Total Investment Securities —100.0%
(Cost $221,845,057)		$284,235,989

Other Assets in Excess of Liabilities — 0.0%		63,711

Net Assets — 100.0%		$284,299,700

*	Non-income producing security.

∞	Open-End Fund.

Ω	Represents the 7-day SEC yield as of June 30, 2019.

Portfolio Abbreviations:

ADR - American Depositary Receipt

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.

Valuation inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total
Common Stocks	$276,719,600	$—	$—	$276,719,600
Short-Term Investment Fund	7,516,389	—	—	7,516,389
Total	$284,235,989	$—	$—	$284,235,989

See accompanying Notes to Financial Statements.

Portfolio of Investments

Touchstone Large Company Growth Fund – June 30, 2019

		Market
	Shares	Value

Common Stocks — 99.7%

Information Technology — 41.0%
Adobe, Inc.*	59,400	$17,502,210
Automatic Data Processing, Inc.	62,075	10,262,860
EPAM Systems, Inc.*	22,200	3,842,820
Global Payments, Inc.	31,595	5,059,307
Intuit, Inc.	23,100	6,036,723
Microsoft Corp.	146,600	19,638,536
Palo Alto Networks, Inc.*	28,500	5,807,160
PayPal Holdings, Inc.*	90,875	10,401,553
Visa, Inc. - Class A	80,250	13,927,388
		92,478,557

Communication Services — 20.0%
Alphabet, Inc. - Class A*	13,735	14,872,258
Facebook, Inc. - Class A*	65,775	12,694,575
Sirius XM Holdings, Inc.	786,650	4,389,507
Tencent Holdings Ltd. (China) ADR	291,400	13,188,764
		45,145,104

Consumer Discretionary — 17.4%
Alibaba Group Holding Ltd. (China) ADR*	82,975	14,060,114
Amazon.com, Inc.*	5,550	10,509,646
Booking Holdings, Inc.*	3,060	5,736,613
Burlington Stores, Inc.*	23,225	3,951,734
Royal Caribbean Cruises Ltd.	41,400	5,018,094
		39,276,201

Health Care — 15.4%
Abbott Laboratories	65,700	5,525,370
Becton Dickinson and Co.	28,500	7,182,285
Elanco Animal Health, Inc.*	177,100	5,985,980
Neurocrine Biosciences, Inc.*	26,375	2,226,841
Thermo Fisher Scientific, Inc.	17,100	5,021,928
Zoetis, Inc.	78,000	8,852,220
		34,794,624

Consumer Staples — 3.8%
Monster Beverage Corp.*	135,150	8,626,624

Financials — 2.1%
MSCI, Inc.	19,650	4,692,223
Total Common Stocks		$225,013,333

Short-Term Investment Fund — 0.1%
Dreyfus Government Cash Management, Institutional Shares, 2.25%∞Ω	287,362	$287,362

Total Investment Securities —99.8%
(Cost $128,979,930)		$225,300,695

Other Assets in Excess of Liabilities — 0.2%		491,398

Net Assets — 100.0%		$225,792,093

*	Non-income producing security.

∞	Open-End Fund.

Ω	Represents the 7-day SEC yield as of June 30, 2019.

Portfolio Abbreviations:

ADR - American Depositary Receipt

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.

Valuation inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total
Common Stocks	$225,013,333	$—	$—	$225,013,333
Short-term Investment Fund	287,362	—	—	287,362
Total	$225,300,695	$—	$—	$225,300,695

See accompanying Notes to Financial Statements.

Portfolio of Investments

Touchstone Ohio Tax-Free Bond Fund – June 30, 2019

Principal		Interest	Maturity	Market
Amount		Rate	Date	Value

	Fixed Rate Revenue Bonds — 69.6%
$500,000	New Albany OH Cmnty Auth (Ref) Ser C	5.000%	10/01/24	$554,500
375,000	Univ of Akron OH (Ref) Ser A	5.000	01/01/28	428,873
650,000	Montgomery Co OH Rev (Unrefunded Catholic Hlth Initiatives)	5.250	05/01/29	749,840
750,000	Cleveland OH Income Tax Rev (Ref Sub Lien) Ser B 2	5.000	10/01/29	888,952
500,000	Hamilton Co OH Hosp Facs Rev (Uc Hlth)	5.000	02/01/30	563,325
1,000,000	Butler Co OH Hosp Facs (Ref Cincinnati Children’s Hosp)	5.000	05/15/30	1,297,170
1,000,000	Hamilton Co OH Student Rev (Ref Stratford Heights Proj)	5.000	06/01/30	1,031,270
200,000	Dayton OH Wtr Sys Rev	4.000	12/01/30	225,988
1,000,000	Green OH Cmnty Learning Ctr (Ref)	4.000	12/01/30	1,074,650
500,000	Butler Co OH Hosp Facs (Kettering Health Network Oblig)	5.250	04/01/31	527,710
1,000,000	Wright OH St Univ (Gen Recpts) Ser A	5.000	05/01/31	1,049,150
750,000	Middleburg Heights OH Hosp Rev (Facs Southwest Gen)	5.125	08/01/31	799,312
1,000,000	Kent OH St Univ Rev (Gen Recpts) Ser A	4.500	05/01/32	1,068,860
1,000,000	Hamilton Co OH Hlth Care Facs (Christ Hosp Proj)	5.250	06/01/32	1,091,350
1,000,000	Cuyahoga Co OH COP (Convention Hotel Proj)	5.000	12/01/32	1,124,200
1,060,000	OH St EDR (Enterprise Bd Fd) Ser 7	4.750	12/01/32	1,106,905
500,000	OH St Univ Ser A	4.000	12/01/32	544,060
150,000	OH Univ Gen Recpts Athens (Ref) Ser A	5.000	12/01/32	180,458
390,000	Port Of Gtr Cincinnati Dev Aut	4.000	12/01/32	440,150
265,000	OH St Hgr Edl Fac Commis (Ref Xavier Univ) Ser C	5.000	05/01/33	298,917
1,080,000	Hamilton Co OH Hosp Facs Rev (Ref Cincinnati Childrens Hosp)	5.000	05/15/33	1,222,106
970,000	Franklin Co OH Sales Tax Rev (Various Purpose)	4.000	06/01/33	1,106,285
1,000,000	Hamilton Co OH EDR (Ref King Highland Cmnty Urban)	5.000	06/01/33	1,156,770
2,000,000	Cincinnati OH EDR (U Square The Loop Proj)	5.000	11/01/33	2,150,640
525,000	OH St Univ Ser A	4.000	12/01/33	569,982
265,000	Cleveland OH Wtr Rev (Ref) Ser Y	4.000	01/01/34	284,009
500,000	OH St Hgr Edl Fac Commis (Ref Univ Findlay Proj)	5.000	03/01/34	561,025
625,000	Hamilton Co OH Hosp Facs Rev (Ref Cincinnati Childrens Hosp)	5.000	05/15/34	705,025
500,000	Cuyahoga Co OH Sales Tax Rev (Ref)	5.000	12/01/34	579,160
215,000	Miami Co OH Hosp Facs Rev (Ref & Impt Kettering Health Ne)	5.000	08/01/35	255,940
570,000	Miami Univ OH (Ref)	5.000	09/01/35	675,547
1,085,000	Cincinnati OH Urban Redev Rev (Mercer Commons Phase 2 Proj) Ser B	5.000	11/01/35	1,259,446
500,000	Polaris Career Ctr OH COP	5.000	11/01/35	582,315
475,000	Cincinnati OH Wtr Sys Rev Ser A	5.000	12/01/35	561,849
200,000	Clermont Co OH Port Auth Lease (W Clermont Local Sch Dist Proj)	5.000	12/01/35	231,342
290,000	OH St Hgr Edl Fac Commis (University Of Dayton 2018 Pro) Ser A	4.000	12/01/35	321,068
500,000	OH St Hgr Edl Fac Commis (Ref Higher Eductnl Fac John Ca)	5.000	04/01/36	560,620
550,000	Franklin Co OH Hosp Facs Rev (Ref Nationwide Childrens Hosp)	4.000	11/01/36	602,399
1,000,000	OH St Parks & Recreation Cap (Lease Approp Impt Fund Projs S)	5.000	12/01/36	1,227,530
500,000	Cleveland OH Arpt Sys Rev (Ser B)	5.000	01/01/37	600,950
1,000,000	Univ Of Cincinnati OH Recpts (Ref ) Ser A	5.000	06/01/37	1,209,960
250,000	OH St Hgr Edl Fac Commis (Denison Univ Proj)	5.000	11/01/39	307,418
1,000,000	OH St Hosp Fac Rev (Cleveland Clinic Hlth Sys Obli)	4.000	01/01/40	1,099,230
	Total Fixed Rate Revenue Bonds			$32,876,256

	General Obligation Bonds — 21.6%
840,000	Licking Heights OH LSD UTGO	6.400	12/01/28	1,060,416
1,000,000	Toledo OH CSD (Ref Sch Facs Impt) UTGO	5.000	12/01/32	1,129,800
300,000	Upper Arlington OH (Ref Various Purpose) LTGO	4.000	12/01/32	330,414
345,000	Bowling Green OH CSD (Ref) UTGO	5.000	12/01/34	401,035
700,000	Miami Vly Career Tech Center O UTGO	4.000	12/01/34	785,939
500,000	Three Rivers OH LSD (Ref) UTGO	5.000	12/01/34	576,380

Touchstone Ohio Tax-Free Bond Fund (Continued)

Principal		Interest	Maturity	Market
Amount		Rate	Date	Value

	General Obligation Bonds — 21.6% (Continued)
$500,000	Dublin OH (Ser A) LTGO	5.000%	12/01/35	$621,670
435,000	Miami Trace OH LSD UTGO	5.000	12/01/35	508,815
200,000	Milford OH Exempt Vlg Sch Dist (Ref) UTGO	5.000	12/01/35	232,784
500,000	Lakewood OH (Ref) LTGO	5.000	12/01/36	591,595
500,000	Greene Co OH Votech Sch Dist (Sch Facs Construction & Impt) UTGO	4.000	12/01/37	558,485
1,000,000	Hamilton Co OH (Ref) LTGO Ser A	5.000	12/01/37	1,204,480
1,250,000	Brecksville-Broadview Heights OH CSD (Sch Facs Impt) UTGO	5.000	12/01/38	1,408,862
300,000	Lexington OH LSD (Ser A) UTGO	4.000	10/01/39	331,890
400,000	Athens OH CSD (Ser A) UTGO	4.000	12/01/40	443,400
	Total General Obligation Bonds			$10,185,965

	Pre-refunded/Escrowed to Maturity(A) — 8.5%
350,000	Montgomery Co OH Rev (Prerefunded Catholic Hlth Initiatives) Pre-refunded @ $100	5.250	05/01/29	402,367
345,000	Univ of Toledo OH Ser B Pre-refunded @ $100	5.000	06/01/29	369,319
500,000	Franklin Co OH Hosp Rev (Nationwide Childrens Hosp Impt) Pre-refunded @ $100	4.750	11/01/29	505,495
895,000	Milton Union OH Exempt Vlg Sch Dist (Sch Impt) Pre-refunded @ $100	4.875	12/01/29	907,969
1,500,000	Cincinnati OH CSD (Ref Sch Impt) LTGO Pre-refunded @ $100	5.000	06/01/31	1,550,940
250,000	Lakewood OH CSD (Sch Facs Impt) UTGO Ser A Pre-refunded @ $100	5.000	11/01/33	280,310
	Total Pre-refunded/Escrowed to Maturity			$4,016,400

	Variable Rate Demand Notes(B)(C) — 0.2%

100,000	OH St Hgr Edl Fac Commis (Variable Cleveland Clinic Hosp) Ser B 3 (LIQ: U.S. Bank N.A.)(D)	1.340	01/01/39	$100,000

	Total Investment Securities —99.9%
	(Cost $44,363,092)			$47,178,621

	Other Assets in Excess of Liabilities — 0.1%			36,003

	Net Assets — 100.0%			$47,214,624

(A)	Bonds denoted as pre-refunded are anticipated to be redeemed prior to their scheduled maturity. The dates indicated are the stipulated pre-refunded dates.

(B)	Floating and variable rate demand notes (“put bonds”) earn interest at a coupon rate which fluctuates at specified intervals, usually daily, monthly or semi-annually. The interest rates shown are the coupon rates in effect at June 30, 2019. Put bonds may be redeemed at the discretion of the holder on specified dates prior to maturity. Mandatory put bonds are automatically redeemed at a specified put date unless action is taken by the holder to prevent redemption.

(C)	Demand Feature - Maturities shown are the final maturities, not the date on which principal could be recovered through the demand feature.

(D)	Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

Touchstone Ohio Tax-Free Bond Fund (Continued)

As of June 30, 2019, the Touchstone Ohio Tax-Free Bond Fund was invested exclusively in debt obligations issued by the State of Ohio and its political subdivisions, agencies, authorities and instrumentalities and by other issuers, the interest from which is exempt from Ohio personal income tax. The Touchstone Ohio Tax-Free Bond Fund is a non-diversified Fund under the Investment Company Act of 1940. Thus, the Fund may invest in fewer issuers than those of a diversified fund. As of June 30, 2019, there were no investments of 10% or greater in any one issuer held by the Fund.

Portfolio Abbreviations:

COP - Certificates of Participation

CSD - City School District

EDR - Economic Development Revenue

LIQ - Liquidity Agreement

LSD - Local School District

LTGO - Limited Tax General Obligation

UTGO - Unlimited Tax General Obligation

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.

Valuation inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total
Municipal Bonds	$—	$47,178,621	$—	$47,178,621

See accompanying Notes to Financial Statements.

Portfolio of Investments

Touchstone Small Company Fund – June 30, 2019

		Market
	Shares	Value

Common Stocks — 97.2%

Industrials — 23.0%
Applied Industrial Technologies, Inc.	226,000	$13,905,780
ASGN, Inc.*	118,723	7,194,614
Clean Harbors, Inc.*	190,794	13,565,453
Crane Co.	164,752	13,746,907
Curtiss-Wright Corp.	110,700	14,073,291
EnerSys, Inc.	341,734	23,408,779
Hillenbrand, Inc.	342,112	13,537,372
ITT, Inc.	378,544	24,787,061
Mobile Mini, Inc.	443,442	13,493,940
Quanta Services, Inc.	622,445	23,771,175
Regal Beloit Corp.	165,735	13,542,207
Rexnord Corp.*	463,220	13,998,508
SkyWest, Inc.	370,301	22,466,162
Watts Water Technologies, Inc. - Class A	151,300	14,098,134
WESCO International, Inc.*	255,236	12,927,703
Woodward, Inc.	117,918	13,343,601
		251,860,687

Health Care — 21.3%
Allscripts Healthcare Solutions, Inc.*	1,259,349	14,646,229
AngioDynamics, Inc.*	617,720	12,162,907
Bio-Rad Laboratories, Inc. - Class A*	40,164	12,554,865
Bio-Techne Corp.	62,576	13,046,470
Chemed Corp.	37,828	13,649,856
Encompass Health Corp.	219,400	13,901,184
Globus Medical, Inc. - Class A*	542,251	22,937,217
Haemonetics Corp.*	115,048	13,844,876
Inogen, Inc.*	164,350	10,972,006
Integra LifeSciences Holdings Corp.*	264,259	14,758,865
NuVasive, Inc.*	230,230	13,477,664
Omnicell, Inc.*	155,242	13,355,469
Orthofix Medical, Inc.*	250,785	13,261,511
Premier, Inc. - Class A*	360,650	14,105,021
Providence Service Corp. (The)*	208,744	11,969,381
Tactile Systems Technology, Inc.*	240,535	13,691,252
Vericel Corp.*	583,500	11,022,315
		233,357,088

Information Technology — 19.8%
8x8, Inc.*	560,461	13,507,110
Aspen Technology, Inc.*	104,806	13,025,290
Avaya Holdings Corp.*	1,254,507	14,941,178
Bottomline Technologies de, Inc.*	300,249	13,283,016
Carbonite, Inc.*	521,395	13,577,126
Envestnet, Inc.*	189,200	12,935,604
ExlService Holdings, Inc.*	100,624	6,654,265
j2 Global, Inc.	247,619	22,010,853
KBR, Inc.	268,856	6,705,269
MAXIMUS, Inc.	176,601	12,810,637
Nice Ltd. ADR (Israel)*	92,520	12,675,240
Nuance Communications, Inc.*	818,218	13,066,941
Plantronics, Inc.	298,017	11,038,550
Qualys, Inc.*	74,687	6,503,744
Rogers Corp.*	48,300	8,335,614
Rudolph Technologies, Inc.*	362,356	10,011,896
Tower Semiconductor Ltd. (Israel)*	398,103	6,278,084
Verint Systems, Inc.*	359,177	19,316,539
		216,676,956

Consumer Discretionary — 19.2%
Aaron’s, Inc.	226,826	13,929,385
Adtalem Global Education, Inc.*	313,416	14,119,391
BJ’s Restaurants, Inc.	314,900	13,836,706
Bloomin’ Brands, Inc.	1,139,703	21,551,784
Brunswick Corp.	308,100	14,138,709
Designer Brands, Inc. - Class A	452,771	8,679,620
frontdoor, Inc.*	321,500	14,001,325
G-III Apparel Group Ltd.*	502,100	14,771,782
Movado Group, Inc.	491,500	13,270,500
Oxford Industries, Inc.	180,000	13,644,000
Steven Madden Ltd.	425,600	14,449,120
Stoneridge, Inc.*	440,000	13,882,000
Texas Roadhouse, Inc.	245,659	13,184,519
TopBuild Corp.*	159,826	13,227,200
YETI Holdings, Inc.*†	468,800	13,571,760
		210,257,801

Financials — 8.6%
Chemical Financial Corp.	549,486	22,589,369
Glacier Bancorp, Inc.	324,314	13,150,933
Webster Financial Corp.	471,114	22,505,116
Western Alliance Bancorp*	506,896	22,668,389
WSFS Financial Corp.	321,006	13,257,548
		94,171,355

Communication Services — 3.4%
Cogent Communications Holdings, Inc.	219,475	13,028,036
QuinStreet, Inc.*	799,500	12,672,075
Yelp, Inc.*	345,200	11,798,936
		37,499,047

Real Estate — 1.2%
Corporate Office Properties Trust REIT	481,157	12,688,109

Consumer Staples — 0.7%
Chefs’ Warehouse, Inc. (The)*	202,421	7,098,904
Total Common Stocks		$1,063,609,947

Short-Term Investment Funds — 3.9%
Dreyfus Government Cash Management, Institutional Shares, 2.25%∞Ω	29,952,870	$29,952,870
Invesco Government & Agency Portfolio, Institutional Class, 2.19%**∞Ω	12,979,203	12,979,203
Total Short-Term Investment Funds		$42,932,073

Touchstone Small Company Fund (Continued)

Market
Value

Total Investment Securities —101.1%
(Cost $916,282,852)	$1,106,542,020

Liabilities in Excess of Other Assets — (1.1%)	(11,666,425)

Net Assets — 100.0%	$1,094,875,595

*	Non-income producing security.

**	Represents collateral for securities loaned.

†	All or a portion of the security is on loan. The total market value of the securities on loan as of June 30, 2019 was $12,870,562.

∞	Open-End Fund.

Ω	Represents the 7-day SEC yield as of June 30, 2019.

Portfolio Abbreviations:

ADR - American Depositary Receipt

REIT - Real Estate Investment Trust

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.

Valuation inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total

Common Stocks	$1,063,609,947	$—	$—	$1,063,609,947
Short-Term Investment Funds	42,932,073	—	—	42,932,073
Total	$1,106,542,020	$—	$—	$1,106,542,020

See accompanying Notes to Financial Statements.

Portfolio of Investments

Touchstone Value Fund – June 30, 2019

		Market
	Shares	Value

Common Stocks — 97.7%

Financials — 18.9%
American Express Co.	66,431	$8,200,243
American International Group, Inc.	202,154	10,770,765
Chubb Ltd. (Switzerland)	23,562	3,470,447
JPMorgan Chase & Co.	92,186	10,306,395
New York Community Bancorp, Inc.	261,375	2,608,522
Northern Trust Corp.	64,316	5,788,440
State Street Corp.	98,140	5,501,728
US Bancorp	133,223	6,980,885
Wells Fargo & Co.	212,464	10,053,796
		63,681,221

Energy — 13.5%
BP PLC (United Kingdom) ADR	220,376	9,189,679
Chevron Corp.	42,239	5,256,221
EOG Resources, Inc.	76,246	7,103,077
Hess Corp.	102,351	6,506,453
Phillips 66	112,472	10,520,631
Schlumberger Ltd.	89,247	3,546,676
Valero Energy Corp.	42,103	3,604,438
		45,727,175

Information Technology — 12.8%
Broadcom, Inc.	15,098	4,346,110
Microsoft Corp.	82,495	11,051,030
Oracle Corp.	192,927	10,991,051
QUALCOMM, Inc.	135,383	10,298,585
Texas Instruments, Inc.	56,149	6,443,659
		43,130,435

Consumer Discretionary — 12.0%
Advance Auto Parts, Inc.	51,319	7,910,311
Aramark	245,451	8,850,963
Dollar General Corp.	92,298	12,474,998
Lowe’s Cos., Inc.	112,700	11,372,557
		40,608,829

Health Care — 11.4%
Anthem, Inc.	26,394	7,448,651
Cigna Corp.	13,674	2,154,339
CVS Health Corp.	130,184	7,093,726
Medtronic PLC (Ireland)	114,288	11,130,508
Sanofi (France) ADR	150,785	6,524,467
UnitedHealth Group, Inc.	17,411	4,248,458
		38,600,149

Industrials — 11.4%
General Dynamics Corp.	16,123	2,931,484
General Electric Co.	726,435	7,627,567
Jacobs Engineering Group, Inc.	50,549	4,265,830
Johnson Controls International PLC	243,380	10,054,028
United Technologies Corp.	64,291	8,370,688
Wabtec Corp.	73,872	5,301,055
		38,550,652

Materials — 7.7%
Air Products & Chemicals, Inc.	63,621	14,401,886
Corteva, Inc.*	86,187	2,548,550
Dow, Inc.	50,415	2,485,964
DuPont de Nemours, Inc.	86,187	6,470,058
		25,906,458

Utilities — 4.3%
Dominion Energy, Inc.	123,161	9,522,809
Exelon Corp.	105,941	5,078,812
		14,601,621

Communication Services — 3.8%
Comcast Corp. - Class A	304,026	12,854,219

Consumer Staples — 1.9%
Philip Morris International, Inc.	81,715	6,417,079
Total Common Stocks		$330,077,838

Short-Term Investment Fund — 2.1%
Dreyfus Government Cash Management, Institutional Shares, 2.25%∞Ω	7,147,310	$7,147,310

Total Investment Securities —99.8%
(Cost $281,126,754)		$337,225,148

Other Assets in Excess of Liabilities — 0.2%		528,099

Net Assets — 100.0%		$337,753,247

*	Non-income producing security.

∞	Open-End Fund.

Ω	Represents the 7-day SEC yield as of June 30, 2019.

Portfolio Abbreviations:

ADR - American Depositary Receipt

PLC - Public Limited Company

Touchstone Value Fund (Continued)

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.

Valuation inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total
Common Stocks	$330,077,838	$—	$—	$330,077,838
Short-Term Investment Fund	7,147,310	—	—	7,147,310
Total	$337,225,148	$—	$—	$337,225,148

See accompanying Notes to Financial Statements.

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Statements of Assets and Liabilities

June 30, 2019

				Touchstone
		Touchstone	Touchstone	International
	Touchstone	Credit	International	Growth
	Balanced	Opportunities	Equity	Opportunities
	Fund	Fund	Fund	Fund

Assets
Investments, at cost	$200,219,913	$60,603,101	$146,241,069	$27,883,935
Investments, at market value (A)	$338,368,186	$60,928,824	$154,648,734	$35,158,150
Cash	341	12,643	28	15
Foreign currency (B)	—	23,963	58,211	19,586
Dividends and interest receivable	775,615	763,823	458,670	21,301
Receivable for capital shares sold	754,904	54,026	354,312	83
Receivable for investments sold	988,550	1,191,688	—	—
Receivable for securities lending income	8	2,740	238	2,882
Tax reclaim receivable	1,053	—	384,736	6,925
Other assets	17,988	6,886	17,306	7,792
Total Assets	340,906,645	62,984,593	155,922,235	35,216,734

Liabilities
Written options, at market value(C)	—	1,280	—	—
Securities sold short (D)	—	590,750	—	—
Interest payable on securities sold short	—	15,505	—	—
Bank overdrafts	—	—	—	—
Due to prime broker	—	213,827	—	—
Dividends payable	—	—	—	—
Payable for return of collateral for securities on loan	—	1,399,650	114,450	411,312
Payable for capital shares redeemed	227,329	84,103	154,155	15,587
Payable for investments purchased	1,212,646	1,345,168	—	—
Payable to Investment Advisor	144,595	4,630	90,018	3,796
Payable to other affiliates	91,100	345	40,345	345
Payable to Trustees	8,524	8,524	8,524	8,524
Payable to Transfer Agent	111,889	3,848	80,909	3,942
Payable for reports to shareholders	8,812	5,979	13,578	6,244
Payable for professional services	32,741	42,333	38,891	36,729
Other accrued expenses and liabilities	13,907	28,555	17,191	8,274
Total Liabilities	1,851,543	3,744,497	558,061	494,753
Net Assets	$339,055,102	$59,240,096	$155,364,174	$34,721,981

Net assets consist of:
Paid-in capital	$199,588,536	$58,641,589	$146,120,683	$32,381,304
Distributable earnings	139,466,566	598,507	9,243,491	2,340,677
Net Assets	$339,055,102	$59,240,096	$155,364,174	$34,721,981
(A) Includes market value of securities on loan of:	$—	$1,346,199	$109,109	$390,644
(B) Cost of foreign currency:	$—	$22,323	$58,252	$19,566
(C) Premiums received for written options:	$—	$1,278	$—	$—
(D) Proceeds received for securities sold short:	$—	$586,836	$—	$—

See accompanying Notes to Financial Statements.

Statements of Assets and Liabilities (Continued)

Touchstone	Touchstone		Touchstone	Touchstone	Touchstone
International	Large Cap	Touchstone	Large Company	Ohio Tax-Free	Small	Touchstone
Small Cap	Focused	Large Cap	Growth	Bond	Company	Value
Fund	Fund	Fund	Fund	Fund	Fund	Fund

$189,006,455	$847,337,987	$221,845,057	$128,979,930	$44,363,092	$916,282,852	$281,126,754
$215,362,416	$1,733,082,953	$284,235,989	$225,300,695	$47,178,621	$1,106,542,020	$337,225,148
—	2,019	—	—	21,040	—	—
368,307	—	—	—	—	—	—
423,754	1,094,065	269,383	81,268	284,911	441,097	611,077
5,973	774,695	101,516	255,000	204,628	651,048	647,106
1,269,545	—	—	360,520	—	4,150,761	—
26,418	3,366	—	191	—	2,166	227
204,555	141,926	—	4,088	—	8,004	—
16,148	34,479	11,591	14,992	5,369	31,560	13,735
217,677,116	1,735,133,503	284,618,479	226,016,754	47,694,569	1,111,826,656	338,497,293

—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	41	—
—	—	—	—	—	—	—
—	—	—	—	24,497	—	—
12,761,400	—	—	—	—	12,979,203	—
438,233	1,466,416	34,104	7,752	47,791	2,149,118	452,687
2,695,933	—	—	—	332,013	447,854	—
151,281	821,220	138,148	127,728	11,192	572,440	149,820
24,703	318,515	4,898	15,723	7,702	188,108	8,527
8,524	8,524	8,524	8,524	8,524	8,524	8,524
63,549	449,528	82,235	26,642	8,049	495,712	73,039
14,895	29,928	15,933	7,467	6,572	47,516	16,668
42,086	54,034	30,052	26,381	25,715	45,303	29,617
27,862	46,712	4,885	4,444	7,890	17,242	5,164
16,228,466	3,194,877	318,779	224,661	479,945	16,951,061	744,046
$201,448,650	$1,731,938,626	$284,299,700	$225,792,093	$47,214,624	$1,094,875,595	$337,753,247

$190,915,558	$788,876,077	$204,998,604	$117,164,399	$44,389,141	$883,465,026	$266,920,461
10,533,092	943,062,549	79,301,096	108,627,694	2,825,483	211,410,569	70,832,786
$201,448,650	$1,731,938,626	$284,299,700	$225,792,093	$47,214,624	$1,094,875,595	$337,753,247
$12,229,101	$—	$—	$—	$—	$12,870,562	$—
$368,506	$—	$—	$—	$—	$—	$—
$—	$—	$—	$—	$—	$—	$—
$—	$—	$—	$—	$—	$—	$—

Statements of Assets and Liabilities (Continued)

				Touchstone
		Touchstone	Touchstone	International
	Touchstone	Credit	International	Growth
	Balanced	Opportunities	Equity	Opportunities
	Fund	Fund	Fund	Fund

Pricing of Class A Shares
Net assets applicable to Class A shares	$244,036,890	$225,933	$106,869,803	$760,351
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	11,003,085	22,698	6,829,005	35,720
Net asset value price per share*	$22.18	$9.95	$15.65	$21.29
Maximum sales charge - Class A shares	5.00%	5.00%	5.00%	5.00%
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) - Class A shares	$23.35	$10.47	$16.47	$22.41

Pricing of Class C Shares
Net assets applicable to Class C shares	$34,379,937	$127,101	$3,782,572	$185,435
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	1,542,538	12,738	258,403	8,928
Net asset value and offering price per share**	$22.29	$9.98	$14.64	$20.77

Pricing of Class Y Shares
Net assets applicable to Class Y shares	$60,638,275	$11,355,992	$42,120,138	$2,340,845
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	2,754,800	1,141,045	2,728,283	109,449
Net asset value, offering price and redemption price per share	$22.01	$9.95	$15.44	$21.39

Pricing of Institutional Class Shares
Net assets applicable to Institutional Class shares	$—	$47,531,070	$2,591,661	$31,435,350
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	—	4,775,830	168,098	1,464,538
Net asset value, offering price and redemption price per share	$—	$9.95	$15.42	$21.46

Pricing of Class R6 Shares
Net assets applicable to Class R6 shares	$—	$—	$—	$—
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	—	—	—	—
Net asset value, offering price and redemption price per share	$—	$—	$—	$—

* There is no sales load on subscriptions of $1 million or more for all funds except for Ohio Tax-Free Bond Fund. There is no sales load on subscriptions of $500,000 or more for Ohio Tax-Free Bond Fund. Redemptions that were part of a $500,000 or $1million or more subscription, as applicable, may be subject to a contingent deferred sales load if redeemed within a one-year period from the date of purchase.

** Redemption price per share varies by length of time shares are held due to the terms of the contingent deferred sales charge.

See accompanying Notes to Financial Statements.

Statements of Assets and Liabilities (Continued)

Touchstone	Touchstone		Touchstone	Touchstone	Touchstone
International	Large Cap	Touchstone	Large Company	Ohio Tax-Free	Small	Touchstone
Small Cap	Focused	Large Cap	Growth	Bond	Company	Value
Fund	Fund	Fund	Fund	Fund	Fund	Fund

$2,688,382	$1,170,490,488	$4,066,697	$1,424,857	$33,515,013	$589,663,721	$32,963,991

177,956	26,987,355	288,225	33,527	2,882,114	122,188,567	3,504,415
$15.11	$43.37	$14.11	$42.50	$11.63	$4.83	$9.41
5.00%	5.00%	5.00%	5.00%	2.00%	5.00%	5.00%

$15.91	$45.65	$14.85	$44.74	$11.87	$5.08	$9.91

$1,558,764	$47,838,268	$7,371,581	$395,535	$2,755,593	$39,389,933	$3,174,754

105,741	1,179,330	532,085	9,526	236,605	15,627,947	338,626
$14.74	$40.56	$13.85	$41.52	$11.65	$2.52	$9.38

$97,799,057	$413,136,943	$213,650,094	$19,580,281	$3,030,639	$326,020,766	$92,928,339

6,330,559	9,554,601	15,110,860	457,274	260,419	61,154,626	9,838,278
$15.45	$43.24	$14.14	$42.82	$11.64	$5.33	$9.45

$99,402,447	$100,472,927	$59,211,328	$204,391,420	$7,913,379	$2,216,417	$208,686,163
6,396,189	2,319,931	4,181,638	4,758,328	679,643	416,573	22,157,760
$15.54	$43.31	$14.16	$42.95	$11.64	$5.32	$9.42

$—	$—	$—	$—	$—	$137,584,758	$—

—	—	—	—	—	27,769,233	—
$—	$—	$—	$—	$—	$4.95	$—

Statements of Operations

For the Year Ended June 30, 2019

				Touchstone
		Touchstone	Touchstone	International
	Touchstone	Credit	International	Growth
	Balanced	Opportunities	Equity	Opportunities
	Fund	Fund	Fund	Fund
Investment Income
Dividends(A)	$4,643,620	$71,705	$4,096,828	$325,732
Interest	3,362,878	3,657,214	—	—
Income from securities loaned	196	28,941	38,730	8,379
Total Investment Income	8,006,694	3,757,860	4,135,558	334,111
Expenses
Investment advisory fees	1,701,922	490,905	1,132,809	288,306
Administration fees	464,558	77,626	234,653	52,255
Compliance fees and expenses	2,471	2,471	2,471	2,471
Custody fees	26,317	39,120	36,887	16,440
Professional fees	41,631	43,758	63,612	50,559
Transfer Agent fees, Class A	193,841	317	137,548	1,295
Transfer Agent fees, Class C	30,148	80	9,458	369
Transfer Agent fees, Class Y	47,488	6,303	45,025	3,698
Transfer Agent fees, Institutional Class	—	81	117	8,067
Transfer Agent fees, Class R6	—	—	—	—
Pricing Expense	33,531	48,881	3,828	7,343
Registration Fees, Class A	21,203	4,191	21,125	15,965
Registration Fees, Class C	13,590	3,477	7,073	4,763
Registration Fees, Class Y	15,106	7,791	17,944	10,951
Registration Fees, Institutional Class	—	3,314	3,617	5,670
Registration Fees, Class R6	—	—	—	—
Interest expense on securities sold short	—	55,895	—	—
Reports to Shareholders, Class A	11,378	3,720	12,730	3,748
Reports to Shareholders, Class C	8,321	3,679	6,986	3,680
Reports to Shareholders, Class Y	7,771	4,621	11,133	4,165
Reports to Shareholders, Institutional Class	—	3,677	6,333	3,697
Reports to Shareholders, Class R6	—	—	—	—
Distribution expenses, Class A	582,465	351	269,697	1,833
Distribution and shareholder servicing expenses, Class C	364,554	772	51,955	2,145
Trustee fees	15,541	16,083	15,541	16,083
Other expenses	94,585	15,954	70,947	15,070
Total Expenses	3,676,421	833,067	2,161,489	518,573
Fees waived by the Advisor and/or Affiliates(B)	(261,732)	(173,250)	(158,367)	(189,802)
Net Expenses	3,414,689	659,817	2,003,122	328,771
Net Investment Income (Loss)	4,592,005	3,098,043	2,132,436	5,340
Realized and Unrealized Gains (Losses) on Investments
Net realized gains (losses) on investments(C)	11,194,244	193,421	1,113,278	(4,915,275)
Net realized gains (losses) on foreign currency transactions	—	87	(125,952)	(1,854)
Net realized on futures contracts	134,549	—	—	—
Net realized gains on written options	—	40,637	—	—
Net realized gains on securities sold short	—	19,186	—	—
Net realized gains on swap agreements	—	10,278	—	—
Net change in unrealized appreciation (depreciation) on investments(D)(E)	14,547,961	553,543	(5,813,976)	3,313,116
Net change in unrealized appreciation (depreciation) on foreign currency transactions	—	(7,111)	12,010	125
Net change in unrealized appreciation (depreciation) on securities sold short	—	(5,664)	—	—
Net change in unrealized appreciation (depreciation) on written options	—	1,416	—	—
Net Realized and Unrealized Gains (Losses) on Investments	25,876,754	805,793	(4,814,640)	(1,603,888)
Change in Net Assets Resulting from Operations	$30,468,759	$3,903,836	$(2,682,204)	$(1,598,548)
(A) Net of foreign tax withholding of:	$37,237	$—	$322,197	$23,043

(B) See Note 4 in Notes to Financial Statements.

(C) For the year ended June 30, 2019, Large Cap Focused Fund, Large Cap Fund, Small Company Fund and the Value Fund had redemptions-in-kind of securities in the amount of $65,726,118, $39,892,784, $2,695,518, and $63,282,300 respectively. Net realized gains (losses) on investments includes the realized gain on the transactions of $57,173,491, $12,036,019, $71,802, and $22,735,531 respectively, which will not be recognized by the Fund for tax purposes.

(D) Includes change in deferred foreign capital gains tax of $11,192 for the International Growth Opportunities Fund.

(E) Change in unrealized appreciation (depreciation) on investments does not include net appreciation of $24,471,563 for the Small Company Fund in connection with the Fund’s merger. See Note 9 in the Notes to Financial Statements.

See accompanying Notes to Financial Statements.

Statements of Operations (Continued)

Touchstone	Touchstone		Touchstone	Touchstone
International	Large Cap	Touchstone	Large Company	Ohio	Touchstone	Touchstone
Small Cap	Focused	Large Cap	Growth	Tax-Free Bond	Small Company	Value
Fund	Fund	Fund	Fund	Fund	Fund	Fund

$5,279,942	$31,770,497	$5,623,059	$1,389,189	$722	$10,255,752	$9,432,176
—	680	—	—	1,761,122	23,274	—
146,779	37,956	—	14,428	—	74,776	3,216
5,426,721	31,809,133	5,623,059	1,403,617	1,761,844	10,353,802	9,435,392
2,290,234	10,211,605	2,233,703	1,639,534	238,065	7,622,197	2,230,056
349,668	2,482,865	467,497	316,977	69,039	1,731,937	497,474
2,471	2,471	2,471	2,471	2,471	2,471	2,471
77,035	27,076	21,305	11,694	4,933	25,017	13,238
56,156	92,564	38,320	31,973	26,773	72,497	38,000
11,605	706,104	2,956	2,685	17,950	825,397	39,203
2,643	50,710	3,182	403	2,330	84,110	2,803
123,319	428,873	188,911	18,156	1,490	463,154	74,667
49,826	36,236	8,956	85,339	243	654	109,862
—	—	—	—	—	331	—
23,934	2,712	1,322	1,137	13,283	2,582	1,826
16,000	29,908	9,980	10,856	6,831	24,584	15,947
10,008	14,883	11,764	4,475	5,019	14,446	8,902
15,740	42,913	23,145	14,705	4,669	27,986	15,990
17,834	7,371	13,508	16,851	3,479	9,185	16,035
—	—	—	—	—	26,460	—
—	—	—	—	—	—	—
4,911	24,417	4,160	3,952	4,331	34,096	6,529
4,217	10,221	4,303	3,671	3,816	14,586	4,218
12,844	22,121	17,746	4,591	3,709	35,020	8,159
6,423	9,760	4,177	4,828	3,656	7,016	9,935
—	—	—	—	—	7,065	—
14,717	2,934,783	7,991	5,287	85,157	1,558,983	85,732
18,750	596,512	79,663	3,496	42,899	750,073	30,668
16,083	15,541	16,083	16,083	16,083	15,541	16,083
74,433	392,875	84,839	24,689	18,897	208,600	43,578
3,198,851	18,142,521	3,245,982	2,223,853	575,123	13,563,988	3,271,376
(171,450)	(2,201,447)	(459,782)	(267,832)	(163,917)	(1,008,474)	(667,140)
3,027,401	15,941,074	2,786,200	1,956,021	411,206	12,555,514	2,604,236
2,399,320	15,868,059	2,836,859	(552,404)	1,350,638	(2,201,712)	6,831,156

(11,779,027)	252,285,256	41,233,499	16,773,549	27,980	115,229,557	61,453,118
(112,477)	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
(15,259,100)	(98,767,694)	(21,949,713)	5,681,900	1,201,309	(133,934,390)	(35,563,563)
4,242	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
(27,146,362)	153,517,562	19,283,786	22,455,449	1,229,289	(18,704,833)	25,889,555
$(24,747,042)	$169,385,621	$22,120,645	$21,903,045	$2,579,927	$(20,906,545)	$32,720,711
$503,560	$242,399	$38,725	$22,970	$—	$31,154	$41,386

Statements of Changes in Net Assets

	Touchstone Balanced Fund
		For the
	For the Year	Seven Months	For the Year
	Ended	Ended	Ended
	June 30,	June 30,	November 30,
	2019	2018(A)	2017(B)
From Operations
Net investment income	$4,592,005	$2,180,528	$3,034,376
Net realized gains on investments, foreign currency transactions, futures contracts, written options, securities sold short and swap agreements	11,328,793	6,347,607	15,905,893
Net change in unrealized appreciation (depreciation) on investments, foreign currency transactions, securities sold short, written options and unfunded loan commitments	14,547,961	(3,085,132)	30,193,699
Change in Net Assets from Operations	30,468,759	5,443,003	49,133,968

Distributions to Shareholders from(C):
Distributed earnings, Class A	(14,828,141)	—	—
Distributed earnings, Class C	(2,152,416)	—	—
Distributed earnings, Class Y	(3,937,083)	—	—
Distributed earnings, Institutional Class	—	—	—
Net investment income, Class A	—	(2,042,843)	(3,241,942)
Net investment income, Class C	—	(98,271)	(199,892)
Net investment income, Class Y	—	(306,197)	(283,053)
Net investment income, Institutional Class	—	—	—
Net realized gains, Class A	—	(11,994,902)	(1,736,894)
Net realized gains, Class C	—	(1,997,013)	(284,357)
Net realized gains, Class Y	—	(1,470,918)	(102,948)
Net realized gains, Institutional Class	—	—	—
Total Distributions	(20,917,640)	(17,910,144)	(5,849,086)

Net Increase (Decrease) from Share Transactions(D)	20,066,055	(10,388,249)	(33,445,071)

Total Increase (Decrease) in Net Assets	29,617,174	(22,855,390)	9,839,811

Net Assets
Beginning of period	309,437,928	332,293,318	322,453,507
End of period	$339,055,102	$309,437,928	$332,293,318

Undistributed Net Investment Income(C)	N/A	$224,126	$306,053

(A) The Fund changed its fiscal year end from November 30 to June 30.

(B) See Note 9 in Notes to Financial Statements.

(C) The presentation of Distributions to Shareholders and Undistributed Net Investment Income have been updated to reflect the changes prescribed in amendments to Regulation S-X, effective November 5, 2018. The presentation for the seven months ended June 30, 2018, year ended June 30, 2018 and year ended November 30, 2017 was not impacted.

(D) For details on share transactions by class, see Statements of Changes in Net Assets - Capital Stock Activity on pages 92 - 94.

See accompanying Notes to Financial Statements.

Statements of Changes in Net Assets (Continued)

Touchstone
Credit Opportunities Fund		Touchstone International Equity Fund
			For the
For the Year	For the Year	For the Year	Seven Months	For the Year
Ended	Ended	Ended	Ended	Ended
June 30,	June 30,	June 30,	June 30,	November 30,
2019	2018	2019	2018(A)	2017(B)

$3,098,043	$2,745,337	$2,132,436	$3,776,017	$1,894,495

263,609	883,277	987,326	15,613,501	7,249,972

542,184	(1,700,810)	(5,801,966)	(25,665,271)	35,716,910
3,903,836	1,927,804	(2,682,204)	(6,275,753)	44,861,377

(9,474)	—	(13,527,353)	—	—
(5,380)	—	(697,755)	—	—
(291,730)	—	(5,855,380)	—	—
(3,272,520)	—	(322,138)	—	—
—	(4,696)	—	(1,381,745)	(764,365)
—	(971)	—	—	—
—	(19,128)	—	(927,040)	(486,213)
—	(2,779,367)	—	(52)	—
—	(1,263)	—	(4,565,200)	—
—	(590)	—	(262,489)	—
—	(8,581)	—	(2,274,644)	—
—	(1,323,281)	—	(117)	—
(3,579,104)	(4,137,877)	(20,402,626)	(9,411,287)	(1,250,578)

6,580,821	1,013,131	(6,377,476)	1,127,073	(5,244,715)

6,905,553	(1,196,942)	(29,462,306)	(14,559,967)	38,366,084

52,334,543	53,531,485	184,826,480	199,386,447	161,020,363
$59,240,096	$52,334,543	$155,364,174	$184,826,480	$199,386,447

N/A	$15,138	N/A	$1,889,327	$1,037,307

Statements of Changes in Net Assets (Continued)

	Touchstone
	International		Touchstone
	Growth		International
	Opportunities Fund		Small Cap Fund
	For the Year	For the Year	For the Year	For the Year
	Ended	Ended	Ended	Ended
	June 30,	June 30,	June 30,	June 30,
	2019	2018	2019	2018
From Operations
Net investment income	$5,340	$79,627	$2,399,320	$2,676,704
Net realized gains (losses) on investments and foreign currency transactions	(4,917,129)	5,136,283	(11,891,504)	35,096,340
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	3,313,241	(1,526,328)	(15,254,858)	(6,560,538)
Change in Net Assets from Operations	(1,598,548)	3,689,582	(24,747,042)	31,212,506

Distributions to Shareholders from(C):
Distributed earnings, Class A	(96,098)	—	(348,193)	—
Distributed earnings, Class C	(23,263)	—	(157,413)	—
Distributed earnings, Class Y	(327,855)	—	(9,166,622)	—
Distributed earnings, Institutional Class	(4,250,657)	—	(10,641,767)	—
Net investment income, Class A	—	—	—	(224,474)
Net investment income, Class C	—	—	—	(35,220)
Net investment income, Class Y	—	—	—	(4,356,261)
Net investment income, Institutional Class	—	—	—	(5,229,613)
Net realized gains, Class A	—	(10,467)	—	—
Net realized gains, Class C	—	(4,915)	—	—
Net realized gains, Class Y	—	(5,274)	—	—
Net realized gains, Institutional Class	—	(500,804)	—	—
Total Distributions	(4,697,873)	(521,460)	(20,313,995)	(9,845,568)

Net Increase (Decrease) from Share Transactions(D)	6,952,126	6,637,894	(69,390,792)	(20,494,615)

Total Increase (Decrease) in Net Assets	655,705	9,806,016	(114,451,829)	872,323

Net Assets
Beginning of period	34,066,276	24,260,260	315,900,479	315,028,156
End of period	$34,721,981	$34,066,276	$201,448,650	$315,900,479

Undistributed (Distributions in excess of) Net Investment Income(C)	N/A	$77,010	N/A	$(2,101,065)

(A) The Fund changed its fiscal year end from November 30 to June 30.

(B) See Note 9 in Notes to Financial Statements.

(C) The presentation of Distributions to Shareholders and Undistributed (Distributions in excess of) Net Investment Income have been updated to reflect the changes prescribed in amendments to Regulation S-X, effective November 5, 2018. The presentation for the seven months ended June 30, 2018, year ended June 30, 2018 and year ended November 30, 2017 was not impacted.

(D) For details on share transactions by class, see Statements of Changes in Net Assets - Capital Stock Activity on pages 95 - 97.

See accompanying Notes to Financial Statements.

Statements of Changes in Net Assets (Continued)

Touchstone Large Cap Focused Fund			Touchstone Large Cap Fund
	For the
For the Year	Seven Months	For the Year	For the Year	For the Year
Ended	Ended	Ended	Ended	Ended
June 30,	June 30,	November 30,	June 30,	June 30,
2019	2018(A)	2017(B)	2019	2018

$15,868,059	$9,480,909	$20,628,747	$2,836,859	$2,650,765

252,285,256	131,863,649	326,286,157	41,233,499	4,594,631

(98,767,694)	(54,861,111)	77,569,795	(21,949,713)	30,816,488
169,385,621	86,483,447	424,484,699	22,120,645	38,061,884

(118,892,191)	—	—	(17,881)	—
(6,543,243)	—	—	—	—
(41,722,772)	—	—	(2,046,031)	—
(7,761,439)	—	—	(635,594)	—
—	(1,856,543)	(15,710,842)	—	(15,190)
—	—	(349,488)	—	—
—	(1,927,798)	(7,901,170)	—	(1,521,043)
—	(218,011)	(519,211)	—	(811,456)
—	(183,755,594)	(77,329,736)	—	—
—	(10,906,303)	(5,018,041)	—	—
—	(64,798,741)	(31,927,617)	—	—
—	(6,199,833)	(1,506,542)	—	—
(174,919,645)	(269,662,823)	(140,262,647)	(2,699,506)	(2,347,689)

10,391,963	31,161,686	(421,767,332)	(102,688,339)	(1,585,818)

4,857,939	(152,017,690)	(137,545,280)	(83,267,200)	34,128,377

1,727,080,687	1,879,098,377	2,016,643,657	367,566,900	333,438,523
$1,731,938,626	$1,727,080,687	$1,879,098,377	$284,299,700	$367,566,900

N/A	$5,226,183	$2,586,763	N/A	$1,637,893

Statements of Changes in Net Assets (Continued)

	Touchstone		Touchstone
	Large Company		Ohio Tax-Free
	Growth Fund		Bond Fund
	For the Year	For the Year	For the Year	For the Year
	Ended	Ended	Ended	Ended
	June 30,	June 30,	June 30,	June 30,
	2019	2018	2019	2018
From Operations
Net investment income (loss)	$(552,404)	$(664,338)	$1,350,638	$1,331,678
Net realized gains (losses) on investments	16,773,549	11,427,420	27,980	22,620
Net change in unrealized appreciation (depreciation) on investments	5,681,900	28,941,080	1,201,309	(945,346)
Change in Net Assets from Operations	21,903,045	39,704,162	2,579,927	408,952

Distributions to Shareholders from(C):
Distributed earnings, Class A	(73,858)	—	(971,245)	—
Distributed earnings, Class C	(12,084)	—	(90,903)	—
Distributed earnings, Class Y	(1,058,842)	—	(131,661)	—
Distributed earnings, Institutional Class	(12,527,470)	—	(156,784)	—
Distributed earnings, Class R6	—	—	—	—
Net investment income, Class A	—	—	—	(1,129,730)
Net investment income, Class C	—	—	—	(123,927)
Net investment income, Class Y	—	—	—	(63,307)
Net investment income, Institutional Class	—	—	—	(14,365)
Net realized gains, Class A	—	(79,495)	—	—
Net realized gains, Class C	—	(4,037)	—	—
Net realized gains, Class Y	—	(334,448)	—	—
Net realized gains, Institutional Class	—	(5,903,548)	—	—
Net realized gains, Class R6	—	—	—	—
Total Distributions	(13,672,254)	(6,321,528)	(1,350,593)	(1,331,329)

Net Increase (Decrease) from Share Transactions(D)	(26,431,941)	11,058,131	(261,058)	(2,169,116)

Total Increase (Decrease) in Net Assets	(18,201,150)	44,440,765	968,276	(3,091,493)

Net Assets
Beginning of period	243,993,243	199,552,478	46,246,348	49,337,841
End of period	$225,792,093	$243,993,243	$47,214,624	$46,246,348

Undistributed (Distributions in excess of) Net Investment Income(C)	N/A	$—	N/A	$(18,071)

(A) The Fund changed its fiscal year end from November 30 to June 30.

(B) See Note 9 in Notes to Financial Statements.

(C) The presentation of Distributions to Shareholders and Undistributed (Distributions in excess of) Net Investment Income have been updated to reflect the changes prescribed in amendments to Regulation S-X, effective November 5, 2018. The presentation for the seven months ended June 30, 2018, year ended June 30, 2018 and year ended November 30, 2017 was not impacted.

(D) For details on share transactions by class, see Statements of Changes in Net Assets - Capital Stock Activity on pages 97 -100.

See accompanying Notes to Financial Statements.

Statements of Changes in Net Assets (Continued)

			Touchstone
Touchstone Small Company Fund			Value Fund
	For the
For the Year	Seven Months	For the Year	For the Year	For the Year
Ended	Ended	Ended	Ended	Ended
June 30,	June 30,	November 30,	June 30,	June 30,
2019	2018(A)	2017(B)	2019	2018

$(2,201,712)	$(1,601,393)	$(5,229,124)	$6,831,156	$6,774,255
115,229,557	59,511,081	125,291,363	61,453,118	27,488,737

(133,934,390)	25,431,940	72,290,088	(35,563,563)	(7,210,659)
(20,906,545)	83,341,628	192,352,327	32,720,711	27,052,333

(70,438,346)	—	—	(4,381,019)	—
(18,479,476)	—	—	(387,177)	—
(40,694,612)	—	—	(10,881,469)	—
(92,997)	—	—	(26,051,472)	—
(15,325,342)	—	—	—	—
—	—	—	—	(552,960)
—	—	—	—	(28,376)
—	—	—	—	(1,461,974)
—	—	—	—	(4,807,215)
—	(55,816,413)	(54,250,628)	—	(2,904,492)
—	(13,671,576)	(13,229,732)	—	(312,663)
—	(29,679,392)	(20,710,154)	—	(6,143,348)
—	(203)	—	—	(18,521,160)
—	(5,534,630)	(1,025,672)	—	—
(145,030,773)	(104,702,214)	(89,216,186)	(41,701,137)	(34,732,188)

42,507,413	3,102,430	66,295,636	(38,343,157)	11,638,173

(123,429,905)	(18,258,156)	169,431,777	(47,323,583)	3,958,318

1,218,305,500	1,236,563,656	1,067,131,879	385,076,830	381,118,512
$1,094,875,595	$1,218,305,500	$1,236,563,656	$337,753,247	$385,076,830

N/A	$—	$—	N/A	$90,275

Statements of Changes in Net Assets - Capital Stock Activity

			Touchstone Balanced Fund
	For the		For the Seven Months		For the Year
	Year Ended		Ended		Ended
	June 30, 2019		June 30, 2018(A)		November 30, 2017(B)
	Shares	Dollars	Shares	Dollars	Shares	Dollars
Class A
Proceeds from Shares issued	1,062,296	$22,451,293	511,448	$11,135,471	1,213,883	$25,250,539
Reinvestment of distributions	692,449	14,214,633	624,673	13,440,191	232,528	4,719,857
Cost of Shares redeemed	(1,851,939)	(39,879,250)	(1,566,532)	(34,116,123)	(3,376,990)	(71,336,387)
Change from Class A Share Transactions	(97,194)	(3,213,324)	(430,411)	(9,540,461)	(1,930,579)	(41,365,991)
Class C
Proceeds from Shares issued	260,512	5,744,940	103,613	2,254,694	380,017	7,809,067
Reinvestment of distributions	99,216	2,033,028	91,678	1,983,483	22,578	454,129
Cost of Shares redeemed	(655,564)	(13,909,549)	(262,440)	(5,705,271)	(679,379)	(14,377,072)
Change from Class C Share Transactions	(295,836)	(6,131,581)	(67,149)	(1,467,094)	(276,784)	(6,113,876)
Class Y(C)
Proceeds from Shares issued	2,282,410	49,201,431	191,050	4,149,196	1,036,380	21,843,739
Reinvestment of distributions	192,346	3,917,535	79,069	1,689,671	15,954	323,761
Cost of Shares redeemed	(1,151,266)	(23,708,006)	(240,934)	(5,219,561)	(390,115)	(8,132,704)
Change from Class Y Share Transactions	1,323,490	29,410,960	29,185	619,306	662,219	14,034,796
Institutional Class
Proceeds from Shares issued	—	—	—	—	—	—
Reinvestment of distributions	—	—	—	—	—	—
Cost of Shares redeemed	—	—	—	—	—	—
Change from Institutional Class Share Transactions	—	—	—	—	—	—
Change from Share Transactions	930,460	$20,066,055	(468,375)	$(10,388,249)	(1,545,144)	$(33,445,071)

(A)	The Fund changed its fiscal year from November 30 to June 30.
(B)	See Note 9 in Notes to Financial Statements.
(C)	Effective October 28, 2017, Class I shares of the Sentinel Balanced Fund (the “Predecessor Fund”) were reorganized into Class Y shares of the Touchstone Balanced Fund.

See accompanying Notes to Financial Statements.

Statements of Changes in Net Assets - Capital Stock Activity (Continued)

Touchstone Credit Opportunities Fund
For the		For the
Year Ended		Year Ended
June 30, 2019		June 30, 2018
Shares	Dollars	Shares	Dollars

16,091	$158,403	11,643	$118,995
806	7,849	558	5,652
(9,561)	(94,507)	(1,170)	(11,882)
7,336	71,745	11,031	112,765

12,217	121,216	—	—
554	5,381	152	1,561
(2,267)	(22,317)	—	—
10,504	104,280	152	1,561

1,205,335	11,677,641	22,305	226,981
29,642	291,729	2,719	27,709
(138,508)	(1,372,382)	(10,727)	(108,970)
1,096,469	10,596,988	14,297	145,720

451,288	4,456,115	621,437	6,398,512
337,575	3,272,520	402,090	4,102,648
(1,206,092)	(11,920,827)	(936,639)	(9,748,075)

(417,229)	(4,192,192)	86,888	753,085
697,080	$6,580,821	112,368	$1,013,131

Statements of Changes in Net Assets - Capital Stock Activity (Continued)

	Touchstone International Equity Fund
	For the		For the Seven Months		For the Year
	Year Ended		Ended		Ended
	June 30, 2019		June 30, 2018(A)		November 30, 2017(B)
	Shares	Dollars	Shares	Dollars	Shares	Dollars
Class A
Proceeds from Shares issued	557,676	$8,907,754	473,654	$9,152,679	1,311,801	$23,285,877
Reinvestment of distributions	906,752	13,019,094	293,806	5,682,188	44,226	688,604
Cost of Shares redeemed	(1,156,806)	(18,660,524)	(822,238)	(15,736,184)	(2,162,637)	(38,654,321)
Change from Class A Share Transactions	307,622	3,266,324	(54,778)	(901,317)	(806,610)	(14,679,840)
Class C
Proceeds from Shares issued	19,926	345,863	70,047	1,268,035	133,628	2,213,614
Reinvestment of distributions	50,627	679,647	13,759	252,206	—	—
Cost of Shares redeemed	(205,583)	(2,981,700)	(65,387)	(1,176,556)	(159,419)	(2,683,483)
Change from Class C Share Transactions	(135,030)	(1,956,190)	18,419	343,685	(25,791)	(469,869)
Class Y(C)
Proceeds from Shares issued	896,199	14,089,717	807,622	15,303,803	2,569,654	45,276,408
Reinvestment of distributions	408,231	5,783,890	164,684	3,143,813	30,455	468,087
Cost of Shares redeemed	(1,778,878)	(28,226,702)	(1,024,275)	(19,283,081)	(1,976,731)	(35,842,676)
Change from Class Y Share Transactions	(474,448)	(8,353,095)	(51,969)	(835,465)	623,378	9,901,819
Institutional Class(D)
Proceeds from Shares issued	22,018	393,073	125,960	2,520,019	167	3,175
Reinvestment of distributions	22,774	322,139	9	169	—	—
Cost of Shares redeemed	(2,829)	(49,727)	(1)	(18)	—	—
Change from Institutional Class Share Transactions	41,963	665,485	125,968	2,520,170	167	3,175
Change from Share Transactions	(259,893)	$(6,377,476)	37,640	$1,127,073	(208,856)	$(5,244,715)

(A)	The Fund changed its fiscal year from November 30 to June 30.
(B)	See Note 9 in Notes to Financial Statements.
(C)	Effective October 28, 2017, Class I shares of the Sentinel International Equity Fund (the “Predecessor Fund”) were reorganized into Class Y shares of the Touchstone International Equity Fund.
(D)	The International Equity Fund began issuing Institutional Class shares on October 30, 2017.

See accompanying Notes to Financial Statements.

Statements of Changes in Net Assets - Capital Stock Activity (Continued)

Touchstone International Growth Opportunities Fund				Touchstone International Small Cap Fund
For the		For the		For the		For the
Year Ended		Year Ended		Year Ended		Year Ended
June 30, 2019		June 30, 2018		June 30, 2019		June 30, 2018
Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

16,945	$375,240	38,090	$957,819	43,026	$688,045	345,684	$6,430,894
5,357	96,098	421	10,400	19,506	263,989	9,187	169,676
(23,131)	(521,732)	(8,258)	(209,568)	(540,066)	(8,195,037)	(684,584)	(12,593,056)
(829)	(50,394)	30,253	758,651	(477,534)	(7,243,003)	(329,713)	(5,992,486)

4,796	102,072	17,363	432,259	9,015	135,668	29,552	533,110
1,323	23,263	201	4,915	10,792	143,043	1,567	28,533
(14,809)	(322,477)	(79)	(1,996)	(56,187)	(820,298)	(60,140)	(1,082,759)
(8,690)	(197,142)	17,485	435,178	(36,380)	(541,587)	(29,021)	(521,116)

103,079	2,090,608	185,801	4,785,015	514,728	7,770,651	1,072,936	20,052,296
18,202	327,855	214	5,274	645,591	8,930,258	221,715	4,176,429
(192,606)	(3,806,371)	(12,498)	(325,519)	(2,717,834)	(42,233,109)	(1,932,134)	(36,110,600)
(71,325)	(1,387,908)	173,517	4,464,770	(1,557,515)	(25,532,200)	(637,483)	(11,881,875)

527,744	12,739,115	28,498	703,725	1,910,429	29,584,745	4,228,129	79,770,190
234,396	4,238,825	20,134	498,928	764,467	10,631,410	274,388	5,194,163
(411,764)	(8,390,370)	(8,538)	(223,358)	(4,852,742)	(76,290,157)	(4,534,311)	(87,063,491)

350,376	8,587,570	40,094	979,295	(2,177,846)	(36,074,002)	(31,794)	(2,099,138)
269,532	$6,952,126	261,349	$6,637,894	(4,249,275)	$(69,390,792)	(1,028,011)	$(20,494,615)

Statements of Changes in Net Assets - Capital Stock Activity (Continued)

	Touchstone Large Cap Focused Fund
	For the		For the Seven Months		For the Year
	Year Ended		Ended		Ended
	June 30, 2019		June 30, 2018(A)		November 30, 2017(B)
	Shares	Dollars	Shares	Dollars	Shares	Dollars
Class A
Proceeds from Shares issued	1,405,226	$58,296,751	815,107	$35,628,247	1,459,660	$63,541,135
Reinvestment of distributions	2,715,786	106,532,964	3,889,740	165,033,926	1,998,894	82,231,470
Cost of Shares redeemed	(4,961,303)	(210,066,892)	(3,982,603)	(177,279,849)	(8,302,661)	(368,083,987)
Change from Class A Share Transactions	(840,291)	(45,237,177)	722,244	23,382,324	(4,844,107)	(222,311,382)
Class C
Proceeds from Shares issued	157,729	6,280,274	50,250	2,070,075	211,838	8,585,918
Reinvestment of distributions	171,149	6,291,421	260,648	10,467,621	130,769	5,107,041
Cost of Shares redeemed	(786,837)	(30,193,725)	(268,366)	(11,164,662)	(806,388)	(34,030,006)
Change from Class C Share Transactions	(457,959)	(17,622,030)	42,532	1,373,034	(463,781)	(20,337,047)
Class Y(C)
Proceeds from Shares issued	2,348,057	98,974,817	1,429,384	64,702,421	2,583,052	111,976,965
Reinvestment of distributions	870,960	34,044,871	1,306,403	55,221,657	781,425	32,153,805
Cost of Shares redeemed	(2,685,332)	(114,700,906)	(2,719,325)	(118,462,809)	(7,436,364)	(331,943,211)
Change from Class Y Share Transactions	533,685	18,318,782	16,462	1,461,269	(4,071,887)	(187,812,441)
Institutional Class(D)
Proceeds from Shares issued	3,230,674	137,634,347	3,028,530	135,629,681	1,083,816	49,314,099
Reinvestment of distributions	198,310	7,761,448	151,651	6,417,844	48,834	2,025,753
Cost of Shares redeemed	(2,176,132)	(90,463,407)	(3,029,751)	(137,102,466)	(923,130)	(42,646,314)
Change from Institutional Class Share Transactions	1,252,852	54,932,388	150,430	4,945,059	209,520	8,693,538
Change from Share Transactions	488,287	$10,391,963	931,668	$31,161,686	(9,170,255)	$(421,767,332)

(A)	The Fund changed its fiscal year from November 30 to June 30.
(B)	See Note 9 in Notes to Financial Statements.
(C)	Effective October 28, 2017, Class I shares of the Sentinel Common Stock Fund (the “Predecessor Fund”) were reorganized into Class Y shares of the Touchstone Large Cap Focused Fund.
(D)	Effective October 30, 2017, Class R6 shares of the Sentinel Common Stock Fund (the “Predecessor Fund”) were reorganized into Institutional Class shares of the Touchstone Large Cap Focused Fund.

See accompanying Notes to Financial Statements.

Statements of Changes in Net Assets - Capital Stock Activity (Continued)

Touchstone Large Cap Fund				Touchstone Large Company Growth Fund
For the		For the		For the		For the
Year Ended		Year Ended		Year Ended		Year Ended
June 30, 2019		June 30, 2018		June 30, 2019		June 30, 2018
Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

131,766	$1,800,763	95,560	$1,247,461	51,395	$2,152,550	123,690	$4,870,568
1,281	15,801	1,038	13,968	2,021	73,858	2,033	79,495
(69,014)	(944,786)	(321,234)	(4,203,183)	(102,561)	(4,230,513)	(46,986)	(1,908,742)
64,033	871,778	(224,636)	(2,941,754)	(49,145)	(2,004,105)	78,737	3,041,321

114,719	1,531,304	71,811	933,646	17,107	576,349	4,822	193,954
—	—	—	—	337	12,084	104	4,037
(184,467)	(2,443,682)	(156,637)	(2,005,538)	(13,711)	(512,697)	—	—
(69,748)	(912,378)	(84,826)	(1,071,892)	3,733	75,736	4,926	197,991

1,044,064	13,855,912	1,543,884	20,431,285	177,376	7,212,602	137,093	5,592,515
161,741	1,995,885	109,646	1,478,024	22,207	816,318	8,523	334,448
(3,524,466)	(47,963,236)	(2,732,808)	(35,729,564)	(126,685)	(5,088,215)	(40,424)	(1,666,941)
(2,318,661)	(32,111,439)	(1,079,278)	(13,820,255)	72,898	2,940,705	105,192	4,260,022

826,367	11,434,220	1,489,272	19,874,004	762,108	30,157,517	926,758	37,540,549
42,766	528,158	58,429	788,793	320,166	11,801,332	143,468	5,638,302
(6,046,153)	(82,498,678)	(335,590)	(4,414,714)	(1,716,589)	(69,403,126)	(994,504)	(39,620,054)

(5,177,020)	(70,536,300)	1,212,111	16,248,083	(634,315)	(27,444,277)	75,722	3,558,797
(7,501,396)	$(102,688,339)	(176,629)	$(1,585,818)	(606,829)	$(26,431,941)	264,577	$11,058,131

Statements of Changes in Net Assets - Capital Stock Activity (Continued)

	Touchstone Ohio Tax-Free Bond Fund
	For the		For the
	Year Ended		Year Ended
	June 30, 2019		June 30, 2018
	Shares	Dollars	Shares	Dollars
Class A
Proceeds from Shares issued	$290,571	$3,284,978	407,502	$4,689,822
Proceeds from Shares issued in connection with merger(B)	—	—	—	—
Reinvestment of distributions	64,092	728,125	70,240	804,607
Cost of Shares redeemed	(626,127)	(7,087,256)	(1,030,455)	(11,842,288)
Change from Class A Share Transactions	(271,464)	(3,074,153)	(552,713)	(6,347,859)
Class C
Proceeds from Shares issued	85,728	968,365	24,400	279,406
Proceeds from Shares issued in connection with merger(B)	—	—	—	—
Reinvestment of distributions	5,682	64,504	8,628	99,015
Cost of Shares redeemed	(328,141)	(3,722,309)	(122,815)	(1,417,373)
Change from Class C Share Transactions	(236,731)	(2,689,440)	(89,787)	(1,038,952)
Class Y(C)
Proceeds from Shares issued	231,046	2,594,686	411,840	4,721,220
Proceeds from Shares issued in connection with merger(B)	—	—	—	—
Reinvestment of distributions	8,367	94,690	4,519	51,370
Cost of Shares redeemed	(384,632)	(4,349,670)	(10,935)	(124,361)
Change from Class Y Share Transactions	(145,219)	(1,660,294)	405,424	4,648,229
Institutional Class(D)
Proceeds from Shares issued	759,782	8,629,842	58,836	681,123
Proceeds from Shares issued in connection with merger(B)	—	—	—	—
Reinvestment of distributions	11,514	131,506	1,256	14,365
Cost of Shares redeemed	(141,067)	(1,598,519)	(10,892)	(126,022)
Change from Institutional Class Share Transactions	630,229	7,162,829	49,200	569,466
Class R6
Proceeds from Shares issued	—	—	—	—
Reinvestment of distributions	—	—	—	—
Cost of Shares redeemed	—	—	—	—
Change from Class R6 Share Transactions	—	—	—	—
Change from Share Transactions	(23,185)	$(261,058)	(187,876)	$(2,169,116)

(A)	The Fund changed its fiscal year from November 30 to June 30.
(B)	See Note 9 in Notes to Financial Statements.
(C)	Effective October 28, 2017, Class I shares of the Sentinel Small Company Fund (the “Predecessor Fund”) were reorganized into Class Y shares of the Touchstone Small Company Fund.
(D)	The Small Company Fund began issuing Institutional Class shares on October 30, 2017.

See accompanying Notes to Financial Statements.

Statements of Changes in Net Assets - Capital Stock Activity (Continued)

		Touchstone Small Company Fund
For the		For the Seven Months		For the Year
Year Ended		Ended		Ended
June 30, 2019		June 30, 2018(A)		November 30, 2017(B)
Shares	Dollars	Shares	Dollars	Shares	Dollars

$16,731,844	$80,853,774	5,895,776	$31,725,207	12,736,974	$64,922,273

3,572,822	21,326,954	—	—	—	—
14,442,575	65,858,483	9,931,506	51,941,762	10,260,090	50,274,442
(32,140,085)	(163,567,335)	(16,353,009)	(88,164,421)	(35,156,499)	(181,071,810)
2,607,156	4,471,876	(525,727)	(4,497,452)	(12,159,435)	(65,875,095)

1,559,656	4,910,361	1,201,762	3,809,548	4,275,835	13,492,231

1,917,820	6,665,795	—	—	—	—
7,546,781	18,036,807	4,368,606	13,367,905	4,154,959	12,714,176
(25,485,447)	(64,901,221)	(5,246,225)	(16,802,180)	(11,339,284)	(36,511,088)
(14,461,190)	(35,288,258)	324,143	375,273	(2,908,490)	(10,304,681)

16,511,884	94,236,360	10,885,478	63,650,858	33,014,830	182,189,524

11,284,528	73,494,700	—	—	—	—
7,860,688	39,597,755	4,412,737	25,152,605	3,158,900	16,678,996
(37,969,485)	(216,189,336)	(15,544,983)	(91,507,813)	(18,800,069)	(104,298,111)
(2,312,385)	(8,860,521)	(246,768)	(2,704,350)	17,373,661	94,570,409

609,671	3,527,675	878	5,183	431	2,500

556,531	3,625,412	—	—	—	—
17,201	86,450	36	203	—	—
(768,175)	(4,851,081)	—	—	—	—
415,228	2,388,456	914	5,386	431	2,500

21,896,944	120,345,208	2,887,650	16,010,197	11,135,743	58,124,146
1,780,528	8,323,538	1,038,392	5,534,630	206,788	1,025,672
(9,403,473)	(48,872,886)	(2,127,109)	(11,621,254)	(2,126,522)	(11,247,315)
14,273,999	79,795,860	1,798,933	9,923,573	9,216,009	47,902,503
522,808	$42,507,413	1,351,495	$3,102,430	11,522,176	$66,295,636

Statements of Changes in Net Assets - Capital Stock Activity (Continued)

	Touchstone Value Fund
	For the		For the
	Year Ended		Year Ended
	June 30, 2019		June 30, 2018
	Shares	Dollars	Shares	Dollars
Class A
Proceeds from Shares issued	342,319	$3,126,791	220,556	$2,207,890
Reinvestment of distributions	471,809	4,130,251	327,947	3,256,583
Cost of Shares redeemed	(1,036,154)	(9,313,809)	(1,125,388)	(11,384,407)
Change from Class A Share Transactions	(222,026)	(2,056,767)	(576,885)	(5,919,934)
Class C
Proceeds from Shares issued	181,399	1,683,899	12,381	124,927
Reinvestment of distributions	38,060	330,556	27,913	275,950
Cost of Shares redeemed	(250,222)	(2,284,487)	(116,542)	(1,169,914)
Change from Class C Share Transactions	(30,763)	(270,032)	(76,248)	(769,037)
Class Y
Proceeds from Shares issued	2,222,254	20,763,333	1,420,393	14,432,337
Reinvestment of distributions	1,206,086	10,617,220	729,059	7,268,521
Cost of Shares redeemed	(1,823,552)	(16,924,844)	(2,172,809)	(22,089,267)
Change from Class Y Share Transactions	1,604,788	14,455,709	(23,357)	(388,409)
Institutional Class
Proceeds from Shares issued	3,608,349	34,039,839	4,724,179	47,634,334
Reinvestment of distributions	2,943,095	25,920,663	2,318,457	23,063,384
Cost of Shares redeemed	(10,819,317)	(110,432,569)	(5,164,702)	(51,982,165)
Change from Institutional Class Share Transactions	(4,267,873)	(50,472,067)	1,877,934	18,715,553
Change from Share Transactions	(2,915,874)	$(38,343,157)	1,201,444	$11,638,173

See accompanying Notes to Financial Statements.

Financial Highlights

Touchstone Balanced Fund—Class A

Selected Data for a Share Outstanding Throughout Each Period

Year	Seven Months
Ended	Ended
June 30,	June 30,	Year Ended November 30,
2019	2018(A)	2017	2016	2015	2014
Net asset value at beginning of period	$21.54	$22.40	$19.68	$19.87	$20.98	$20.23
Income (loss) from investment operations:
Net investment income	0.32	0.16	0.21	0.23	(B)	0.43	(B)	0.26	(B)
Net realized and unrealized gains (losses) on investments	1.73	0.22	2.89	0.66	(0.35)	1.50
Total from investment operations	2.05	0.38	3.10	0.89	0.08	1.76
Distributions from:
Net investment income	(0.34)	(0.18)	(0.25)	(0.44)	(0.30)	(0.26)
Realized capital gains	(1.07)	(1.06)	(0.13)	(0.64)	(0.89)	(0.75)
Total distributions	(1.41)	(1.24)	(0.38)	(1.08)	(1.19)	(1.01)
Net asset value at end of period	$22.18	$21.54	$22.40	$19.68	$19.87	$20.98
Total return(C)	10.13%	1.72	%(D)	15.95%	4.75%	0.56%	9.10%
Ratios and supplemental data:
Net assets at end of period (000’s)	$244,037	$239,056	$258,279	$264,910	$263,276	$278,385
Ratio to average net assets:
Net expenses	1.01%	1.01	%(E)	1.03%	1.01%	1.04%	1.07%
Gross expenses	1.09%	1.07	%(E)	1.04%	1.01%	1.04%	1.07%
Net investment income	1.49%	1.24	%(E)	0.99%	1.20%	2.17	%(F)	1.29%
Portfolio turnover rate	81%	119	%(D)	46%	45%	86%	94%

Touchstone Balanced Fund—Class C

Selected Data for a Share Outstanding Throughout Each Period

Year	Seven Months
Ended	Ended
June 30,	June 30,	Year Ended November 30,
2019	2018(A)	2017	2016	2015	2014
Net asset value at beginning of period	$21.63	$22.46	$19.73	$19.93	$21.04	$20.27
Income (loss) from investment operations:
Net investment income	0.15	0.06	0.04	0.08	(B)	0.28	(B)	0.11	(B)
Net realized and unrealized gains (losses) on investments	1.75	0.22	2.91	0.66	(0.35)	1.51
Total from investment operations	1.90	0.28	2.95	0.74	(0.07)	1.62
Distributions from:
Net investment income	(0.17)	(0.05)	(0.09)	(0.30)	(0.15)	(0.10)
Realized capital gains	(1.07)	(1.06)	(0.13)	(0.64)	(0.89)	(0.75)
Total distributions	(1.24)	(1.11)	(0.22)	(0.94)	(1.04)	(0.85)
Net asset value at end of period	$22.29	$21.63	$22.46	$19.73	$19.93	$21.04
Total return(C)	9.33%	1.25	%(D)	15.09%	3.91%	(0.23%)	8.34%
Ratios and supplemental data:
Net assets at end of period (000’s)	$34,380	$39,769	$42,800	$43,066	$35,344	$32,002
Ratio to average net assets:
Net expenses	1.78%	1.78	%(E)	1.79%	1.78%	1.82%	1.82%
Gross expenses	1.89%	1.86	%(E)	1.81%	1.78%	1.82%	1.82%
Net investment income	0.72%	0.47	%(E)	0.23%	0.43%	1.39	%(F)	0.53%
Portfolio turnover rate	81%	119	%(D)	46%	45%	86%	94%

(A)	The Fund changed its fiscal year end from November 30 to June 30.
(B)	The net investment income per share was based on average shares outstanding for the period.
(C)	Total returns shown exclude the effect of applicable sales loads and fees. If these charges were included, the returns would be lower.
(D)	Not annualized.
(E)	Annualized.
(F)	Includes the impact of special dividends resulting from an acquisition of Covidien plc by Medtronic, Inc. on January 26, 2015 through the formation of a new holding company, Medtronic plc, incorporated in Ireland. These special dividends enhanced the ratios of net investment income for Class A and Class C shares by 0.86% for the fiscal year ended November 30, 2015.

See accompanying Notes to Financial Statements.

Financial Highlights (Continued)

Touchstone Balanced Fund—Class Y

Selected Data for a Share Outstanding Throughout Each Period

Year	Seven Months
Ended	Ended
June 30,	June 30,	Year Ended June 30,
2019	2018(A)	2017(B)	2016	2015	2014
Net asset value at beginning of period	$21.39	$22.26	$19.57	$19.78	$20.90	$20.15
Income (loss) from investment operations:
Net investment income	0.35	0.19	0.28	0.27	(C)	0.47	(C)	0.31	(C)
Net realized and unrealized gains (losses) on investments	1.72	0.22	2.84	0.65	(0.34)	1.50
Total from investment operations	2.07	0.41	3.12	0.92	0.13	1.81
Distributions from:
Net investment income	(0.38)	(0.22)	(0.30)	(0.49)	(0.36)	(0.31)
Realized capital gains	(1.07)	(1.06)	(0.13)	(0.64)	(0.89)	(0.75)
Total distributions	(1.45)	(1.28)	(0.43)	(1.13)	(1.25)	(1.06)
Net asset value at end of period	$22.01	$21.39	$22.26	$19.57	$19.78	$20.90
Total return	10.33%	1.86	%(D)	16.20%	4.94%	0.79%	9.43%
Ratios and supplemental data:
Net assets at end of period (000’s)	$60,638	$30,612	$31,215	$14,477	$12,589	$17,062
Ratio to average net assets:
Net expenses	0.81%	0.81	%(E)	0.78%	0.81%	0.81%	0.80%
Gross expenses	0.88%	0.90	%(E)	0.80%	0.81%	0.81%	0.80%
Net investment income	1.69%	1.44	%(E)	1.25%	1.41%	2.39	%(F)	1.55%
Portfolio turnover rate	81%	119	%(D)	46%	45%	86%	94%

(A)	The Fund changed its fiscal year end from November 30 to June 30.
(B)	Effective October 28, 2017, Class I shares of the Sentinel Balanced Fund (the “Predecessor Fund”) were reorganized into Class Y shares of the Fund.
(C)	The net investment income per share was based on average shares outstanding for the period.
(D)	Not annualized.
(E)	Annualized.
(F)	Includes the impact of special dividends resulting from an acquisition of Covidien plc by Medtronic, Inc. on January 26, 2015 through the formation of a new holding company, Medtronic plc, incorporated in Ireland. These special dividends enhanced the ratios of net investment income for Class Y shares by 0.86% for the fiscal year ended November 30, 2015.

See accompanying Notes to Financial Statements.

Financial Highlights (Continued)

Touchstone Credit Opportunities Fund—Class A

Selected Data for a Share Outstanding Throughout Each Period

				Period Ended
	Year Ended June 30,			June 30,
	2019	2018	2017	2016(A)
Net asset value at beginning of period	$9.96	$10.41	$10.05	$10.00
Income (loss) from investment operations:
Net investment income	0.52	0.49	0.45	0.22
Net realized and unrealized gains (losses) on investments	0.12	(0.13)	0.45	0.07
Total from investment operations	0.64	0.36	0.90	0.29
Distributions from:
Net investment income	(0.54)	(0.53)	(0.47)	(0.23)
Realized capital gains	(0.11)	(0.28)	(0.07)	(0.01)
Total distributions	(0.65)	(0.81)	(0.54)	(0.24)
Net asset value at end of period	$9.95	$9.96	$10.41	$10.05
Total return(B)	6.69%	3.50%	9.08%	2.95	%(C)
Ratios and supplemental data:
Net assets at end of period (000’s)	$226	$153	$45	$43
Ratio to average net assets:
Net expenses (including dividend and interest expense on securities sold short)(D)	1.55%	1.76%	1.87%	1.73	%(E)
Gross expenses (including dividend and interest expense on securities sold short)(F)	7.56%	10.00%	16.01%	38.32	%(E)
Net investment income	5.46%	5.00%	4.44%	3.53	%(E)
Portfolio turnover rate	94%	70%	84%	91	%(C)

Touchstone Credit Opportunities Fund—Class C

Selected Data for a Share Outstanding Throughout Each Period

				Period Ended
	Year Ended June 30,			June 30,
	2019	2018	2017	2016(A)
Net asset value at beginning of period	$10.00	$10.44	$10.08	$10.00
Income (loss) from investment operations:
Net investment income	0.43	0.44	0.34	0.17
Net realized and unrealized gains (losses) on investments	0.14	(0.15)	0.48	0.08
Total from investment operations	0.57	0.29	0.82	0.25
Distributions from:
Net investment income	(0.48)	(0.45)	(0.39)	(0.16)
Realized capital gains	(0.11)	(0.28)	(0.07)	(0.01)
Total distributions	(0.59)	(0.73)	(0.46)	(0.17)
Net asset value at end of period	$9.98	$10.00	$10.44	$10.08
Total return(B)	5.97%	2.69%	8.31%	2.59	%(C)
Ratios and supplemental data:
Net assets at end of period (000’s)	$127	$22	$22	$6
Ratio to average net assets:
Net expenses (including dividend and interest expense on securities sold short)(D)	2.26%	2.51%	2.62%	2.48	%(E)
Gross expenses (including dividend and interest expense on securities sold short)(F)	11.81%	34.60%	73.30%	276.34	%(E)
Net investment income	4.75%	4.25%	3.69%	2.79	%(E)
Portfolio turnover rate	94%	70%	84%	91	%(C)

(A)	Represents the period from commencement of operations (September 1, 2015) through June 30, 2016.
(B)	Total returns shown exclude the effect of applicable sales loads and fees. If these charges were included, the returns would be lower.
(C)	Not annualized.
(D)	The ratio of net expenses to average net assets excluding dividend and interest expense on securities sold short for Class A was 1.45%, 1.69%, 1.69% and 1.69% and for Class C was 2.16%, 2.44%, 2.44% and 2.44% for the years ended June 30, 2019, 2018, 2017 and for the period ended June 30, 2016, respectively.
(E)	Annualized.
(F)	The ratio of gross expenses to average net assets excluding dividend and interest expense on securities sold short for Class A was 7.46%, 9.93%, 15.83% and 38.28% and for Class C was 11.71%, 34.53%, 73.12% and 276.30% for the years ended June 30, 2019, 2018, 2017 and for the period ended June 30, 2016, respectively.

See accompanying Notes to Financial Statements.

Financial Highlights (Continued)

Touchstone Credit Opportunities Fund—Class Y

Selected Data for a Share Outstanding Throughout Each Period

				Period Ended
	Year Ended June 30,			June 30,
	2019	2018	2017	2016(A)
Net asset value at beginning of period	$9.96	$10.41	$10.04	$10.00
Income (loss) from investment operations:
Net investment income	0.60	0.50	0.39	0.31
Net realized and unrealized gains (losses) on investments	0.06	(0.12)	0.54	(0.02)
Total from investment operations	0.66	0.38	0.93	0.29
Distributions from:
Net investment income	(0.56)	(0.55)	(0.49)	(0.24)
Realized capital gains	(0.11)	(0.28)	(0.07)	(0.01)
Total distributions	(0.67)	(0.83)	(0.56)	(0.25)
Net asset value at end of period	$9.95	$9.96	$10.41	$10.04
Total return	7.05%	3.73%	9.39%	3.04	%(B)
Ratios and supplemental data:
Net assets at end of period (000’s)	$11,356	$444	$315	$3
Ratio to average net assets:
Net expenses (including dividend and interest expense on securities sold short)(C)	1.09%	1.51%	1.62%	1.48	%(D)
Gross expenses (including dividend and interest expense on securities sold short)(E)	1.71%	4.29%	8.25%	355.77	%(D)
Net investment income	5.93%	5.25%	4.69%	3.79	%(D)
Portfolio turnover rate	94%	70%	84%	91	%(B)

Touchstone Credit Opportunities Fund—Institutional Class

Selected Data for a Share Outstanding Throughout Each Period

				Period Ended
	Year Ended June 30,			June 30,
	2019	2018	2017	2016(A)
Net asset value at beginning of period	$9.96	$10.41	$10.05	$10.00
Income (loss) from investment operations:
Net investment income	0.58	0.55	0.50	0.28
Net realized and unrealized gains (losses) on
investments	0.09	(0.16)	0.43	0.03
Total from investment operations	0.67	0.39	0.93	0.31
Distributions from:
Net investment income	(0.57)	(0.56)	(0.50)	(0.25)
Realized capital gains	(0.11)	(0.28)	(0.07)	(0.01)
Total distributions	(0.68)	(0.84)	(0.57)	(0.26)
Net asset value at end of period	$9.95	$9.96	$10.41	$10.05
Total return	7.04%	3.85%	9.47%	3.22	%(B)
Ratios and supplemental data:
Net assets at end of period (000’s)	$47,531	$51,715	$53,150	$54,411
Ratio to average net assets:
Net expenses (including dividend and interest expense on securities sold short)(C)	1.24%	1.41%	1.52%	1.38	%(D)
Gross expenses (including dividend and interest expense on securities sold short)(E)	1.50%	1.59%	1.69%	1.65	%(D)
Net investment income	5.78%	5.35%	4.79%	3.88	%(D)
Portfolio turnover rate	94%	70%	84%	91	%(B)

(A)	Represents the period from commencement of operations (September 1, 2015) through June 30, 2016.
(B)	Not annualized.
(C)	The ratio of net expenses to average net assets excluding dividend and interest expense on securities sold short for Class Y was 0.99%, 1.44%, 1.44% and 1.44% and for Institutional Class was 1.14%, 1.34%, 1.34% and 1.34% for the years ended June 30, 2019, 2018, 2017 and for the period ended June 30, 2016, respectively.
(D)	Annualized.
(E)	The ratio of gross expenses to average net assets excluding dividend and interest expense on securities sold short for Class Y was 1.61%, 4.22%, 8.07% and 355.73% and for Institutional Class was 1.40%, 1.52%, 1.51% and 1.61% for the years ended June 30, 2019, 2018, 2017 and for the period ended June 30, 2016, respectively.

See accompanying Notes to Financial Statements.

Financial Highlights (Continued)

Touchstone International Equity Fund—Class A

Selected Data for a Share Outstanding Throughout Each Period

Year	Seven Months
Ended	Ended
June 30,	June 30,	Year Ended November 30,
2019	2018(A)	2017	2016	2015	2014
Net asset value at beginning of period	$18.15	$19.64	$15.52	$16.92	$19.61	$20.18
Income (loss) from investment operations:
Net investment income	0.20	(B)	0.36	(C)	0.17	0.18	(B)	0.13	(B)	0.25	(B)
Net realized and unrealized gains (losses) on investments	(0.57)	(0.94)	4.05	(0.97)	0.47	(0.61)
Total from investment operations	(0.37)	(0.58)	4.22	(0.79)	0.60	(0.36)
Distributions from:
Net investment income	(0.26)	(0.21)	(0.10)	(0.12)	(0.34)	(0.21)
Realized capital gains	(1.87)	(0.70)	—	(0.49)	(2.95)	—
Total distributions	(2.13)	(0.91)	(0.10)	(0.61)	(3.29)	(0.21)
Net asset value at end of period	$15.65	$18.15	$19.64	$15.52	$16.92	$19.61
Total return(D)	(0.78%)	(3.23	%)(E)	27.39%	(4.81%)	4.49%	(1.81%)
Ratios and supplemental data:
Net assets at end of period (000’s)	$106,870	$118,391	$129,139	$114,616	$113,212	$115,216
Ratio to average net assets:
Net expenses	1.30%	1.23	%(F)	1.37%	1.36%	1.41%	1.41%
Gross expenses	1.37%	1.30	%(F)	1.39%	1.36%	1.41%	1.41%
Net investment income	1.26%	3.22	%(C)(F)	0.92%	1.11%	0.76%	1.22%
Portfolio turnover rate	43%	26	%(E)	37%	36%	55%	50%

Touchstone International Equity Fund — Class C

Selected Data for a Share Outstanding Throughout Each Period

Year	Seven Months
Ended	Ended
June 30,	June 30,	Year Ended November 30,
2019	2018(A)	2017	2016	2015	2014
Net asset value at beginning of period	$17.12	$18.46	$14.66	$16.06	$18.71	$19.34
Income (loss) from investment operations:
Net investment income (loss)	0.03	(B)	0.26	(C)	(0.06)	(0.01	)(B)	(0.10	)(B)	(0.04	)(B)
Net realized and unrealized gains (losses) on investments	(0.54)	(0.90)	3.86	(0.90)	0.47	(0.59)
Total from investment operations	(0.51)	(0.64)	3.80	(0.91)	0.37	(0.63)
Distributions from:
Net investment income	(0.10)	—	—	—	(0.07)	—
Realized capital gains	(1.87)	(0.70)	—	(0.49)	(2.95)	—
Total distributions	(1.97)	(0.70)	—	(0.49)	(3.02)	—
Net asset value at end of period	$14.64	$17.12	$18.46	$14.66	$16.06	$18.71
Total return(D)	(1.87%)	(3.72	%)(E)	25.92%	(5.82%)	3.14%	(3.26%)
Ratios and supplemental data:
Net assets at end of period (000’s)	$3,783	$6,737	$6,924	$5,876	$4,732	$3,581
Ratio to average net assets:
Net expenses	2.34%	2.18	%(F)	2.45%	2.49%	2.70%	2.86%
Gross expenses	2.42%	2.25	%(F)	2.49%	2.49%	2.70%	2.86%
Net investment income (loss)	0.21%	2.27	%(C)(F)	(0.16%)	(0.04%)	(0.60%)	(0.23%)
Portfolio turnover rate	43%	26	%(E)	37%	36%	55%	50%

(A)	The Fund changed its fiscal year end from November 30 to June 30.
(B)	The net investment income (loss) per share was based on average shares outstanding for the period.
(C)	Reflects the impact of a special dividend that resulted in a one-time increase to net investment income. If the special dividend had not occurred, the ratio of net investment income to average net assets would have been lower by 1.54% for Class A and Class C shares and the net investment income per share would have been lower by $0.17 and $0.16 for Class A and Class C shares, respectively.
(D)	Total returns shown exclude the effect of applicable sales loads and fees. If these charges were included, the returns would be lower.
(E)	Not annualized.
(F)	Annualized.

See accompanying Notes to Financial Statements.

Financial Highlights (Continued)

Touchstone International Equity Fund—Class Y

Selected Data for a Share Outstanding Throughout Each Period

Year	Seven Months
Ended	Ended
June 30,	June 30,	Year Ended November 30,
2019	2018(A)	2017(B)	2016	2015	2014
Net asset value at beginning of period	$17.93	$19.45	$15.40	$16.79	$19.53	$20.13
Income (loss) from investment operations:
Net investment income	0.25	(C)	0.40	(D)	0.25	0.23	(C)	0.18	(C)	0.38	(C)
Net realized and unrealized gains
(losses) on investments	(0.57)	(0.93)	3.98	(0.95)	0.47	(0.65)
Total from investment operations	(0.32)	(0.53)	4.23	(0.72)	0.65	(0.27)
Distributions from:
Net investment income	(0.30)	(0.29)	(0.18)	(0.18)	(0.44)	(0.33)
Realized capital gains	(1.87)	(0.70)	—	(0.49)	(2.95)	—
Total distributions	(2.17)	(0.99)	(0.18)	(0.67)	(3.39)	(0.33)
Net asset value at end of period	$15.44	$17.93	$19.45	$15.40	$16.79	$19.53
Total return	(0.47%)	(3.05	%)(E)	27.78%	(4.41%)	4.89%	(1.39%)
Ratios and supplemental data:	$42,120	$57,438	$63,320	$40,528	$14,967	$10,997
Net assets at end of period (000’s)
Ratio to average net assets:
Net expenses	0.99%	0.99	%(F)	1.01%	0.99%	1.02%	0.92%
Gross expenses	1.12%	1.09	%(F)	1.03%	0.99%	1.02%	0.92%
Net investment income	1.57%	3.47	%(D)(F)	1.28%	1.45%	1.05%	1.91%
Portfolio turnover rate	43%	26	%(E)	37%	36%	55%	50%

Touchstone International Equity Fund—Institutional Class

Selected Data for a Share Outstanding Throughout Each Period

Year	Seven Months
Ended	Ended	Period Ended
June 30,	June 30,	November 30,
2019	2018(A)	2017(G)
Net asset value at beginning of period	$17.92	$19.46	$18.91
Income (loss) from investment operations:
Net investment income	0.26	(C)	0.56	(D)	0.02
Net realized and unrealized gains (losses) on investments	(0.57)	(1.09)	0.53
Total from investment operations	(0.31)	(0.53)	0.55
Distributions from:
Net investment income	(0.32)	(0.31)	—
Realized capital gains	(1.87)	(0.70)	—
Total distributions	(2.19)	(1.01)	—
Net asset value at end of period	$15.42	$17.92	$19.46
Total return	(0.39%)	(3.02	%)(E)	2.91	%(E)
Ratios and supplemental data:
Net assets at end of period (000’s)	$2,592	$2,260	$3
Ratio to average net assets:
Net expenses	0.89%	0.89	%(F)	0.89	%(F)
Gross expenses	1.38%	1.63	%(F)	1921.18	%(F)
Net investment income	1.67%	3.57	%(D)(F)	1.40	%(F)
Portfolio turnover rate	43%	26	%(E)	37	%(E)

(A)	The Fund changed its fiscal year end from November 30 to June 30.
(B)	Effective October 28, 2017, Class I shares of the Sentinel Balanced Fund (the “Predecessor Fund”) were reorganized into Class Y shares of the Fund.
(C)	The net investment income per share was based on average shares outstanding for the period.
(D)	Reflects the impact of a special dividend that resulted in a one-time increase to net investment income. If the special dividend had not occurred, the ratio of net investment income to average net assets would have been lower by 1.54% for Class Y and Institutional Class shares and the net investment income per share would have been lower by $0.17 and $0.16 for Class Y and Institutional Class shares, respectively .
(E)	Not annualized.
(F)	Annualized.
(G)	Represents the period from commencement of operations (October 30, 2017) through November 30, 2017.

See accompanying Notes to Financial Statements.

Financial Highlights (Continued)

Touchstone International Growth Opportunities Fund—Class A

Selected Data for a Share Outstanding Throughout Each Period

				Period Ended
	Year Ended June 30,			June 30,
	2019		2018	2017(A)
Net asset value at beginning of period	$25.12		$22.25	$18.74	(B)
Income (loss) from investment operations:
Net investment loss	(0.07	)(C)	(0.01)	(0.01)
Net realized and unrealized gains (losses) on investments	(0.91)		3.34	3.52
Total from investment operations	(0.98)		3.33	3.51
Distributions from:
Realized capital gains	(2.85)		(0.46)	—
Net asset value at end of period	$21.29		$25.12	$22.25
Total return(D)	(1.78%)		15.00%	18.73	%(E)
Ratios and supplemental data:
Net assets at end of period (000’s)	$760		$918	$140
Ratio to average net assets:
Net expenses	1.24%		1.36%	1.41	%(F)
Gross expenses	4.36%		3.75%	42.93	%(F)
Net investment loss	(0.31%)		(0.05%)	(0.35	%)(F)
Portfolio turnover rate	103%		109%	72	%(G)

Touchstone International Growth Opportunities Fund—Class C

Selected Data for a Share Outstanding Throughout Each Period

				Period Ended
	Year Ended June 30,			June 30,
	2019		2018	2017(A)
Net asset value at beginning of period	$24.76		$22.10	$18.74	(B)
Income (loss) from investment operations:
Net investment loss	(0.23	)(C)	(0.11)	(0.19)
Net realized and unrealized gains (losses) on investments	(0.91)		3.23	3.55
Total from investment operations	(1.14)		3.12	3.36
Distributions from:
Realized capital gains	(2.85)		(0.46)	—
Net asset value at end of period	$20.77		$24.76	$22.10
Total return(D)	(2.52%)		14.14%	17.93	%(E)
Ratios and supplemental data:
Net assets at end of period (000’s)	$185		$436	$3
Ratio to average net assets:
Net expenses	1.99%		2.10%	2.16	%(F)
Gross expenses	6.35%		5.06%	237.46	%(F)
Net investment loss	(1.06%)		(0.79%)	(1.11	%)(F)
Portfolio turnover rate	103%		109%	72	%(G)

(A)	Represents the period from commencement of operations (August 15, 2016) through June 30, 2017.
(B)	Net asset value at the beginning of period is based on the net asset value of Institutional Class shares on August 15, 2016.
(C)	The net investment income (loss) per share was based on average shares outstanding for the period.
(D)	Total returns shown exclude the effect of applicable sales loads and fees. If these charges were included, the returns would be lower.
(E)	Not annualized.
(F)	Annualized.
(G)	Portfolio turnover excludes the purchases and sales of the DSM Global Growth & Income Fund merger on August 15, 2016. If these transactions were included, portfolio turnover would have been higher.

See accompanying Notes to Financial Statements.

Financial Highlights (Continued)

Touchstone International Growth Opportunities Fund—Class Y

Selected Data for a Share Outstanding Throughout Each Period

				Period Ended
	Year Ended June 30,			June 30,
	2019		2018	2017(A)
Net asset value at beginning of period	$25.19		$22.25	$18.74	(B)
Income (loss) from investment operations:
Net investment income (loss)	(0.01	)(C)	0.02	(—)	(D)
Net realized and unrealized gains (losses) on investments	(0.92)		3.38	3.51
Total from investment operations	(0.93)		3.40	3.51
Distributions from:
Net investment income	(0.02)		—	—
Realized capital gains	(2.85)		(0.46)	—
Total distributions	(2.87)		(0.46)	—
Net asset value at end of period	$21.39		$25.19	$22.25
Total return	(1.53%)		15.32%	18.73	%(E)
Ratios and supplemental data:
Net assets at end of period (000’s)	$2,341		$4,553	$161
Ratio to average net assets:
Net expenses	0.99%		1.03%	1.16	%(F)
Gross expenses	1.89%		1.81%	51.68	%(F)
Net investment income (loss)	(0.06%)		0.28%	(0.10	%)(F)
Portfolio turnover rate	103%		109%	72	%(G)

Touchstone International Growth Opportunities Fund—Institutional Class

Selected Data for a Share Outstanding Throughout Each Period

Year Ended June 30,
2019	2018	2017	2016	2015
Net asset value at beginning of period	$25.27	$22.30	$17.60	$19.75	$20.26
Income (loss) from investment operations:
Net investment income (loss)	0.01	(C)	0.07	(0.02)	(0.04	)(C)	(0.02	)(C)
Net realized and unrealized gains (losses) on investments	(0.93)	3.36	5.15	(0.73)	1.56
Total from investment operations	(0.92)	3.43	5.13	(0.77)	1.54
Distributions from:
Net investment income	(0.04)	—	—	—	(0.06)
Realized capital gain	(2.85)	(0.46)	(0.43)	(1.38)	(1.99)
Total distributions	(2.89)	(0.46)	(0.43)	(1.38)	(2.05)
Net asset value at end of period	$21.46	$25.27	$22.30	$17.60	$19.75
Total return	(1.46%)	15.42%	29.63%	(4.06%)	8.52%
Ratios and supplemental data:
Net assets at end of period (000’s)	$31,435	$28,159	$23,956	$6,418	$6,040
Ratio to average net assets:
Net expenses	0.89%	1.02%	1.06%	1.15	%(H)	1.20%
Gross expenses	1.30%	1.31%	1.82%	4.12%	4.54%
Net investment income (loss)	0.04%	0.28%	(0.14%)	(0.23%)	(0.10%)
Portfolio turnover rate	103%	109%	72	%(G)	57%	91%

(A)	Represents the period from commencement of operations (August 15, 2016) through June 30, 2017.
(B)	Net asset value at the beginning of period is based on the net asset value of Institutional Class shares on August 15, 2016.
(C)	The net investment income (loss) per share was based on average shares outstanding for the period.
(D)	Less than $0.005 per share.
(E)	Not annualized.
(F)	Annualized.
(G)	Portfolio turnover excludes the purchases and sales of the DSM Global Growth & Income Fund merger on August 15, 2016. If these transactions were included, portfolio turnover would have been higher.
(H)	Expense cap was lowered to 1.10% from 1.20% on January 1, 2016.

See accompanying Notes to Financial Statements.

Financial Highlights (Continued)

Touchstone International Small Cap Fund—Class A

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended June 30,
	2019	2018	2017	2016	2015
Net asset value at beginning of period	$17.89	$16.78	$14.98	$16.52	$15.48
Income (loss) from investment operations:
Net investment income	0.85	0.18	0.10	0.09	0.11
Net realized and unrealized gains (losses) on investments	(2.35)	1.32	1.84	(1.53)	1.00
Total from investment operations	(1.50)	1.50	1.94	(1.44)	1.11
Distributions from:
Net investment income	(0.18)	(0.39)	(0.14)	(0.10)	(0.07)
Realized capital gains	(1.10)	—	—	—	—
Total distributions	(1.28)	—	—	—	—
Net asset value at end of period	$15.11	$17.89	$16.78	$14.98	$16.52
Total return(A)	(7.42%)	8.85%	13.13%	(8.77%)	7.29%
Ratios and supplemental data:
Net assets at end of period (000’s)	$2,688	$11,727	$16,529	$23,095	$24,635
Ratio to average net assets:
Net expenses	1.55%	1.55%	1.55%	1.55%	1.55%
Gross expenses	2.00%	1.74%	1.71%	1.66%	1.84%
Net investment income	0.70%	0.51%	0.56%	0.59%	0.90%
Portfolio turnover rate	91%	94%	89%	90%	84%

Touchstone International Small Cap Fund—Class C

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended June 30,
	2019	2018	2017	2016	2015
Net asset value at beginning of period	$17.58	$16.47	$14.67	$16.28	$15.33
Income (loss) from investment operations:
Net investment income (loss)	(0.10)	(0.11)	(0.12)	(0.04)	0.06
Net realized and unrealized gains (losses) on investments	(1.49)	1.44	1.92	(1.49)	0.92
Total from investment operations	(1.59)	1.33	1.80	(1.53)	0.98
Distributions from:
Net investment income	(0.15)	(0.22)	—	(0.08)	(0.03)
Realized capital gains	(1.10)	—	—	—	—
Total distributions	(1.25)	—	—	—	—
Net asset value at end of period	$14.74	$17.58	$16.47	$14.67	$16.28
Total return(A)	(8.11%)	8.04%	12.27%	(9.43%)	6.44%
Ratios and supplemental data:
Net assets at end of period (000’s)	$1,559	$2,498	$2,818	$4,294	$4,120
Ratio to average net assets:
Net expenses	2.30%	2.30%	2.30%	2.30%	2.30%
Gross expenses	3.10%	2.81%	2.73%	2.62%	2.92%
Net investment income (loss)	(0.05%)	(0.25%)	(0.19%)	(0.16%)	0.15%
Portfolio turnover rate	91%	94%	89%	90%	84%

(A)	Total returns shown exclude the effect of applicable sales loads and fees. If these charges were included, the returns would be lower.

See accompanying Notes to Financial Statements.

Financial Highlights (Continued)

Touchstone International Small Cap Fund—Class Y

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended June 30,
	2019	2018		2017	2016	2015
Net asset value at beginning of period	$18.28	$17.21		$15.39	$16.94	$15.86
Income (loss) from investment operations:
Net investment income	0.14	0.13		0.17	0.13	0.14
Net realized and unrealized gains (losses) on investments	(1.64)	1.46		1.85	(1.57)	1.04
Total from investment operations	(1.50)	1.59		2.02	(1.44)	1.18
Distributions from:
Net investment income	(0.23)	(0.52)		(0.20)	(0.11)	(0.10)
Realized capital gains	(1.10)	—		—	—	—
Total distributions	(1.33)	—		—	—	—
Net asset value at end of period	$15.45	$18.28		$17.21	$15.39	$16.94
Total return	(7.17%)	9.17%		13.39%	(8.56%)	7.54%
Ratios and supplemental data:
Net assets at end of period (000’s)	$97,799	$144,173		$146,744	$166,801	$172,477
Ratio to average net assets:
Net expenses	1.30%	1.30	%(A)	1.30%	1.30%	1.30%
Gross expenses	1.33%	1.30%		1.32%	1.32%	1.38%
Net investment income	0.95%	0.75%		0.81%	0.84%	1.15%
Portfolio turnover rate	91%	94%		89%	90%	84%

Touchstone International Small Cap Fund—Institutional Class

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended June 30,
	2019	2018	2017	2016	2015
Net asset value at beginning of period	$18.37	$17.31	$15.48	$17.02	$15.94
Income (loss) from investment operations:
Net investment income	0.04	0.12	0.16	0.12	0.18
Net realized and unrealized gains (losses) on investments	(1.53)	1.50	1.90	(1.55)	1.02
Total from investment operations	(1.49)	1.62	2.06	(1.43)	1.20
Distributions from:
Net investment income	(0.24)	(0.56)	(0.23)	(0.11)	(0.12)
Realized capital gains	(1.10)	—	—	—	—
Total distributions	(1.34)	—	—	—	—
Net asset value at end of period	$15.54	$18.37	$17.31	$15.48	$17.02
Total return	(7.11%)	9.25%	13.56%	(8.43%)	7.65%
Ratios and supplemental data:
Net assets at end of period (000’s)	$99,402	$157,502	$148,937	$197,693	$47,319
Ratio to average net assets:
Net expenses	1.18%	1.18%	1.18%	1.18%	1.18%
Gross expenses	1.26%	1.22%	1.23%	1.23%	1.30%
Net investment income	1.07%	0.87%	0.93%	0.96%	1.27%
Portfolio turnover rate	91%	94%	89%	90%	84%

(A)	Net expenses include amounts recouped by the Advisor.

See accompanying Notes to Financial Statements.

Financial Highlights (Continued)

Touchstone Large Cap Focused Fund—Class A

Selected Data for a Share Outstanding Throughout Each Period

Year	Seven Months
Ended	Ended
June 30,	June 30,	Year Ended November 30,
2019	2018(A)	2017	2016	2015	2014
Net asset value at beginning of period	$43.80	$48.75	$42.28	$43.08	$42.79	$43.31
Income (loss) from investment operations:
Net investment income	0.38	(B)	0.23	0.45	0.53	(B)	1.01	(B)	0.56	(B)
Net realized and unrealized gains (losses) on investments	3.72	1.85	8.99	2.43	(0.25)	4.97
Total from investment operations	4.10	2.08	9.44	2.96	0.76	5.53
Distributions from:
Net investment income	(0.27)	(0.07)	(0.51)	(1.08)	(0.45)	(0.58)
Realized capital gains	(4.26)	(6.96)	(2.46)	(2.68)	(0.02)	(5.47)
Total distributions	(4.53)	(7.03)	(2.97)	(3.76)	(0.47)	(6.05)
Net asset value at end of period	$43.37	$43.80	$48.75	$42.28	$43.08	$42.79
Total return(C)	10.51%	4.74	%(D)	23.67%	7.53%	1.79%	13.30%
Ratios and supplemental data:
Net assets at end of period (000’s)	$1,170,490	$1,218,721	$1,321,506	$1,350,861	$1,416,147	$1,577,546
Ratio to average net assets:
Net expenses (including liquidity provider expenses)(E)	0.97%	0.97	%(F)	1.02%	1.00%	0.99%	1.00%
Gross expenses (including liquidity provider expenses)(G)	1.09%	1.09	%(F)	1.02%	1.00%	0.99%	1.00%
Net investment income	0.88%	0.88	%(F)	0.98%	1.32%	2.36	%(H)	1.28%
Portfolio turnover rate	15	%(I)	9	%(D)(I)	12	%(I)	8%	11%	19%

(A)	The Fund changed its fiscal year end from November 30 to June 30.
(B)	The net investment income per share was based on average shares outstanding for the period.
(C)	Total returns shown exclude the effect of applicable sales loads and fees. If these charges were included, the returns would be lower.
(D)	Not annualized.
(E)	The ratio of net expenses to average net assets excluding liquidity provider expenses was 0.96%, 0.95% and 1.02% for the year ended June 30, 2019, the seven months ended June 30, 2018 and the year ended November 30, 2017, respectively. There were no liquidity provider expenses prior to November 30, 2017.
(F)	Annualized.
(G)	The ratio of gross expenses to average net assets excluding liquidity provider expenses was 1.08%, 1.07% and 1.02% for the year ended June 30, 2019, the seven months ended June 30, 2018 and the year ended November 30, 2017, respectively. There were no liquidity provider expenses prior to November 30, 2017.

(H)	Includes the impact of special dividends resulting from an acquisition of Covidien plc by Medtronic, Inc. on January 26, 2015 through the formation of a new holding company, Medtronic plc, incorporated in Ireland. These special dividends enhanced the ratios of net investment income for Class A shares by 1.22% for the fiscal year ended November 30, 2015.

(I)	Portfolio turnover excludes securities delivered from processing redemptions-in-kind.

See accompanying Notes to Financial Statements.

Financial Highlights (Continued)

Touchstone Large Cap Focused Fund—Class C

Selected Data for a Share Outstanding Throughout Each Period

Year	Seven Months
Ended	Ended
June 30,	June 30,	Year Ended November 30,
2019	2018(A)	2017	2016	2015	2014
Net asset value at beginning of period	$41.29	$46.48	$40.44	$41.36	$41.15	$41.82
Income (loss) from investment operations:
Net investment income (loss)	0.03	(B)	0.03	—	(C)	0.21	(B)	0.64	(B)	0.21	(B)
Net realized and unrealized gains (losses) on investments	3.50	1.74	8.67	2.33	(0.24)	4.78
Total from investment operations	3.53	1.77	8.67	2.54	0.40	4.99
Distributions from:
Net investment income	—	—	(0.17)	(0.78)	(0.17)	(0.19)
Realized capital gains	(4.26)	(6.96)	(2.46)	(2.68)	(0.02)	(5.47)
Total distributions	(4.26)	(6.96)	(2.63)	(3.46)	(0.19)	(5.66)
Net asset value at end of period	$40.56	$41.29	$46.48	$40.44	$41.36	$41.15
Total return(D)	9.61%	4.24	%(E)	22.69%	6.71%	0.98%	12.40%
Ratios and supplemental data:
Net assets at end of period (000’s)	$47,838	$67,599	$74,122	$83,246	$89,890	$90,784
Ratio to average net assets:
Net expenses (including liquidity provider expenses)(F)	1.79%	1.78	%(G)	1.82%	1.79%	1.78%	1.79%
Gross expenses (including liquidity provider expenses)(H)	1.90%	1.89	%(G)	1.82%	1.79%	1.78%	1.79%
Net investment income	0.07%	0.07	%(G)	0.18%	0.54%	1.57	%(I)	0.50%
Portfolio turnover rate	15	%(J)	9	%(E)(J)	12	%(J)	8%	11%	19%

(A)	The Fund changed its fiscal year end from November 30 to June 30.
(B)	The net investment income per share was based on average shares outstanding for the period.
(C)	Represents less than $0.005 per share.
(D)	Total returns shown exclude the effect of applicable sales loads and fees. If these charges were included, the returns would be lower.
(E)	Not annualized.
(F)	The ratio of net expenses to average net assets excluding liquidity provider expenses was 1.78%, 1.76% and 1.82% for the year ended June 30, 2019, the seven months ended June 30, 2018 and the year ended November 30, 2017, respectively. There were no liquidity provider expenses prior to November 30, 2017.
(G)	Annualized.
(H)	The ratio of gross expenses to average net assets excluding liquidity provider expenses was 1.89%, 1.87% and 1.82% for the year ended June 30, 2019, the seven months ended June 30, 2018 and the year ended November 30, 2017, respectively. There were no liquidity provider expenses prior to November 30, 2017.
(I)	Includes the impact of special dividends resulting from an acquisition of Covidien plc by Medtronic, Inc. on January 26, 2015 through the formation of a new holding company, Medtronic plc, incorporated in Ireland. These special dividends enhanced the ratios of net investment income for Class C shares by 1.22% for the fiscal year ended November 30, 2015.
(J)	Portfolio turnover excludes securities delivered from processing redemptions-in-kind.

See accompanying Notes to Financial Statements.

Financial Highlights (Continued)

Touchstone Large Cap Focused Fund — Class Y

Selected Data for a Share Outstanding Throughout Each Period

Year	Seven Months
Ended	Ended
June 30,	June 30,	Year Ended November 30,
2019	2018(A)	2017(B)	2016	2015	2014
Net asset value at beginning of period	$43.68	$48.72	$42.26	$43.06	$42.76	$43.31
Income (loss) from investment operations:
Net investment income	0.48	(C)	0.29	0.56	0.64	(C)	1.12	(C)	0.68	(C)
Net realized and unrealized gains (losses) on investments	3.71	1.84	8.99	2.43	(0.25)	4.97
Total from investment operations	4.19	2.13	9.55	3.07	0.87	5.65
Distributions from:
Net investment income	(0.37)	(0.21)	(0.63)	(1.19)	(0.55)	(0.73)
Realized capital gains	(4.26)	(6.96)	(2.46)	(2.68)	(0.02)	(5.47)
Total distributions	(4.63)	(7.17)	(3.09)	(3.87)	(0.57)	(6.20)
Net asset value at end of period	$43.24	$43.68	$48.72	$42.26	$43.06	$42.76
Total return	10.81%	4.85	%(D)	24.03%	7.84%	2.07%	13.61%
Ratios and supplemental data:
Net assets at end of period (000’s)	$413,137	$394,077	$438,732	$552,611	$689,502	$932,941
Ratio to average net assets:
Net expenses (including liquidity provider expenses)(E)	0.73%	0.74	%(F)	0.74%	0.72%	0.71%	0.72%
Gross expenses (including liquidity provider expenses)(G)	0.89%	0.90	%(F)	0.75%	0.72%	0.71%	0.72%
Net investment income	1.13%	1.11	%(F)	1.26%	1.60%	2.63	%(H)	1.55%
Portfolio turnover rate	15	%(I)	9	%(D)(I)	12	%(I)	8%	11%	19%

(A)	The Fund changed its fiscal year end from November 30 to June 30.
(B)	Effective October 28, 2017, Class I shares of the Sentinel International Equity Fund (the “Predecessor Fund”) were reorganized into Class Y shares of the Fund.
(C)	The net investment income per share was based on average shares outstanding for the period.
(D)	Not annualized.
(E)	The ratio of net expenses to average net assets excluding liquidity provider expenses was 0.72%, 0.72% and 0.74% for the year ended June 30, 2019, the seven months ended June 30, 2018 and the year ended November 30, 2017, respectively. There were no liquidity provider expenses prior to November 30, 2017.
(F)	Annualized.
(G)	The ratio of gross expenses to average net assets excluding liquidity provider expenses was 0.88%, 0.88% and 0.75% for the year ended June 30, 2019, the seven months ended June 30, 2018 and the year ended November 30, 2017, respectively. There were no liquidity provider expenses prior to November 30, 2017.
(H)	Includes the impact of special dividends resulting from an acquisition of Covidien plc by Medtronic, Inc. on January 26, 2015 through the formation of a new holding company, Medtronic plc, incorporated in Ireland. These special dividends enhanced the ratios of net investment income for Class Y shares by 1.22%, for the fiscal year ended November 30, 2015.
(I)	Portfolio turnover excludes securities delivered from processing redemptions-in-kind.

See accompanying Notes to Financial Statements.

Financial Highlights (Continued)

Touchstone Large Cap Focused Fund — Institutional Class

Selected Data for a Share Outstanding Throughout Each Period

Year	Seven Months
Ended	Ended	Period Ended
June 30,	June 30,	Year Ended November 30,	November 30,
2019	2018(A)	2017(B)	2016	2015(C)
Net asset value at beginning of period	$43.75	$48.81	$42.32	$43.11	$43.01
Income (loss) from investment operations:
Net investment income	0.51	(D)	0.34	0.61	0.70	(D)	1.07	(D)
Net realized and unrealized gains (losses) on investments	3.71	1.80	9.01	2.41	(0.51)
Total from investment operations	4.22	2.14	9.62	3.11	0.56
Distributions from:
Net investment income	(0.40)	(0.24)	(0.67)	(1.22)	(0.46)
Realized capital gains	(4.26)	(6.96)	(2.46)	(2.68)	—
Total distributions	(4.66)	(7.20)	(3.13)	(3.90)	(0.46)
Net asset value at end of period	$43.31	$43.75	$48.81	$42.32	$43.11
Total return	10.87%	4.93	%(E)	24.14%	7.92%	1.31	%(E)
Ratios and supplemental data:
Net assets at end of period (000’s)	$100,473	$46,683	$44,738	$29,927	$18,225
Ratio to average net assets:
Net expenses (including liquidity provider expenses)(F)	0.66%	0.67	%(G)	0.68%	0.65%	0.61	%(G)
Gross expenses (including liquidity provider expenses)(H)	0.85%	0.88	%(G)	0.70%	0.72%	1.76	%(G)
Net investment income	1.20%	1.18	%(G)	1.32%	1.72%	2.65	%(G)(I)
Portfolio turnover rate	15	%(J)	9	%(E)(J)	12	%(J)	8%	11%

(A)	The Fund changed its fiscal year end from November 30 to June 30.
(B)	Effective October 30, 2017, Class R6 shares of the Predecessor Fund were reorganized into Institutional Class shares of the Fund.
(C)	Represents the period from commencement of operations (December 23, 2014) through November 30, 2015.
(D)	The net investment income per share was based on average shares outstanding for the period.
(E)	Not annualized.
(F)	The ratio of net expenses to average net assets excluding liquidity provider expenses was 0.65%, 0.65% and 0.68% for the year ended June 30, 2019, the seven months ended June 30, 2018 and the year ended November 30, 2017, respectively. There were no liquidity provider expenses prior to November 30, 2017.
(G)	Annualized.
(H)	The ratio of gross expenses to average net assets excluding liquidity provider expenses was 0.84%, 0.86% and 0.70% for the year ended June 30, 2019, the seven months ended June 30, 2018 and the year ended November 30, 2017, respectively. There were no liquidity provider expenses prior to November 30, 2017.
(I)	Includes the impact of special dividends resulting from an acquisition of Covidien plc by Medtronic, Inc. on January 26, 2015 through the formation of a new holding company, Medtronic plc, incorporated in Ireland. These special dividends enhanced the ratios of net investment income for Institutional Class shares by 1.30%, for the fiscal year ended November 30, 2015.
(J)	Portfolio turnover excludes securities delivered from processing redemptions-in-kind.

See accompanying Notes to Financial Statements.

Financial Highlights (Continued)

Touchstone Large Cap Fund—Class A

Selected Data for a Share Outstanding Throughout Each Period

						Period Ended
	Year Ended June 30,					June 30,
	2019		2018	2017	2016	2015(A)
Net asset value at beginning of period	$13.27		$11.96	$10.49	$10.65	$10.00
Income (loss) from investment operations:
Net investment income	0.09	(B)	0.09	0.06	0.08	0.09	(B)
Net realized and unrealized gains (losses) on investments	0.83		1.27	1.49	(0.18)	0.57
Total from investment operations	0.92		1.36	1.55	(0.10)	0.66
Distributions from:
Net investment income	(0.08)		(0.05)	(0.08)	(0.06)	(0.01)
Net asset value at end of period	$14.11		$13.27	$11.96	$10.49	$10.65
Total return(C)	7.04%		11.35%	14.82%	(0.92%)	6.57	%(D)
Ratios and supplemental data:
Net assets at end of period (000’s)	$4,067		$2,975	$5,368	$3,657	$2,013
Ratio to average net assets:
Net expenses	1.11%		1.12%	1.12%	1.12%	1.12	%(E)
Gross expenses	1.67%		1.50%	1.57%	1.68%	4.17	%(E)
Net investment income	0.63%		0.48%	0.56%	0.87%	0.81	%(E)
Portfolio turnover rate	19	%(F)	10%	23%	33%	8	%(D)(G)

Touchstone Large Cap Fund—Class C

Selected Data for a Share Outstanding Throughout Each Period

						Period Ended
	Year Ended June 30,					June 30,
	2019		2018	2017	2016	2015(A)
Net asset value at beginning of period	$13.04		$11.80	$10.37	$10.60	$10.00
Income (loss) from investment operations:
Net investment income (loss)	(0.02	)(B)	(0.04)	(0.02)	0.02	0.01	(B)
Net realized and unrealized gains (losses) on investments	0.83		1.28	1.47	(0.20)	0.59
Total from investment operations	0.81		1.24	1.45	(0.18)	0.60
Distributions from:
Net investment income	—		—	(0.02)	(0.05)	—
Net asset value at end of period	$13.85		$13.04	$11.80	$10.37	$10.60
Total return(C)	6.21%		10.51%	13.98%	(1.72%)	6.00	%(D)
Ratios and supplemental data:
Net assets at end of period (000’s)	$7,372		$7,849	$8,102	$6,124	$1,370
Ratio to average net assets:
Net expenses	1.86%		1.87%	1.87%	1.87%	1.87	%(E)
Gross expenses	2.13%		2.12%	2.12%	2.39%	4.34	%(E)
Net investment income (loss)	(0.12%)		(0.27%)	(0.19%)	0.12%	0.06	%(E)
Portfolio turnover rate	19	%(F)	10%	23%	33%	8	%(D)(G)

(A)	Represents the period from commencement of operations (July 10, 2014) through June 30, 2015.
(B)	The net investment income per share was based on average shares outstanding for the period.
(C)	Total returns shown exclude the effect of applicable sales loads and fees. If these charges were included, the returns would be lower.
(D)	Not annualized.
(E)	Annualized.
(F)	Portfolio turnover excludes securities delivered from processing redemptions-in-kind.
(G)	Portfolio turnover excludes the purchases and sales of the Touchstone Capital Growth Fund acquired on June 26, 2015. If these transactions were included, portfolio turnover would have been higher.

See accompanying Notes to Financial Statements.

Financial Highlights (Continued)

Touchstone Large Cap Fund—Class Y

Selected Data for a Share Outstanding Throughout Each Period

						Period Ended
	Year Ended June 30,					June 30,
	2019		2018	2017	2016	2015(A)
Net asset value at beginning of period	$13.31		$12.00	$10.52	$10.67	$10.00
Income (loss) from investment operations:
Net investment income	0.12	(B)	0.10	0.09	0.11	0.11	(B)
Net realized and unrealized gains (losses) on investments	0.84		1.30	1.49	(0.19)	0.57
Total from investment operations	0.96		1.40	1.58	(0.08)	0.68
Distributions from:
Net investment income	(0.13)		(0.09)	(0.10)	(0.07)	(0.01)
Net asset value at end of period	$14.14		$13.31	$12.00	$10.52	$10.67
Total return	7.31%		11.62%	15.13%	(0.70%)	6.80	%(C)
Ratios and supplemental data:
Net assets at end of period (000’s)	$213,650		$231,984	$222,080	$208,463	$194,226
Ratio to average net assets:
Net expenses	0.86%		0.87%	0.87%	0.87%	0.87	%(D)
Gross expenses	0.99%		0.99%	1.01%	1.04%	1.19	%(D)
Net investment income	0.88%		0.73%	0.81%	1.11%	1.06	%(D)
Portfolio turnover rate	19	%(E)	10%	23%	33%	8	%(C)(F)

Touchstone Large Cap Fund—Institutional Class

Selected Data for a Share Outstanding Throughout Each Period

						Period Ended
	Year Ended June 30,					June 30,
	2019		2018	2017	2016	2015(A)
Net asset value at beginning of period	$13.33		$12.02	$10.53	$10.68	$10.00
Income (loss) from investment operations:
Net investment income	0.14	(B)	0.10	0.11	0.13	0.12	(B)
Net realized and unrealized gains (losses) on investments	0.83		1.31	1.49	(0.20)	0.57
Total from investment operations	0.97		1.41	1.60	(0.07)	0.69
Distributions from:
Net investment income	(0.14)		(0.10)	(0.11)	(0.08)	(0.01)
Net asset value at end of period	$14.16		$13.33	$12.02	$10.53	$10.68
Total return	7.43%		11.70%	15.31%	(0.66%)	6.92	%(C)
Ratios and supplemental data:
Net assets at end of period (000’s)	$59,211		$124,759	$97,888	$87,032	$98,889
Ratio to average net assets:
Net expenses	0.77%		0.77%	0.77%	0.77%	0.77	%(D)
Gross expenses	0.92%		0.91%	0.91%	0.93%	0.98	%(D)
Net investment income	0.98%		0.83%	0.91%	1.21%	1.16	%(D)
Portfolio turnover rate	19	%(E)	10%	23%	33%	8	%(C)(F)

(A)	Represents the period from commencement of operations (July 10, 2014) through June 30, 2015.
(B)	The net investment income per share was based on average shares outstanding for the period.
(C)	Not annualized.
(D)	Annualized.
(E)	Portfolio turnover excludes securities delivered from processing redemptions-in-kind.
(F)	Portfolio turnover excludes the purchases and sales of the Touchstone Capital Growth Fund acquired on June 26, 2015. If these transactions were included, portfolio turnover would have been higher.

See accompanying Notes to Financial Statements.

Financial Highlights (Continued)

Touchstone Large Company Growth Fund—Class A

Selected Data for a Share Outstanding Throughout Each Period

			Period Ended
	Year Ended June 30,		June 30,
	2019	2018	2017(A)
Net asset value at beginning of period	$41.33	$35.52	$31.38	(B)
Income (loss) from investment operations:
Net investment loss	(0.56)	(0.24)	(0.19	)(C)
Net realized and unrealized gains on investments	4.42	7.19	5.41
Total from investment operations	3.86	6.95	5.22
Distributions from:
Realized capital gains	(2.69)	(1.14)	(1.08)
Net asset value at end of period	$42.50	$41.33	$35.52
Total return(D)	10.39%	19.75%	17.31	%(E)
Ratios and supplemental data:
Net assets at end of period (000’s)	$1,425	$3,417	$140
Ratio to average net assets:
Net expenses	1.23%	1.23%	1.23	%(F)
Gross expenses	2.01%	1.67%	11.14	%(F)
Net investment loss	(0.59%)	(0.63%)	(0.68	%)(F)
Portfolio turnover rate	41%	44%	55%

Touchstone Large Company Growth Fund—Class C

Selected Data for a Share Outstanding Throughout Each Period

			Period Ended
	Year Ended June 30,		June 30,
	2019	2018	2017(A)
Net asset value at beginning of period	$40.74	$35.29	$31.38	(B)
Income (loss) from investment operations:
Net investment loss	(0.40)	(0.30)	(0.38	)(C)
Net realized and unrealized gains on investments	3.87	6.89	5.37
Total from investment operations	3.47	6.59	4.99
Distributions from:
Realized capital gains	(2.69)	(1.14)	(1.08)
Net asset value at end of period	$41.52	$40.74	$35.29
Total return(D)	9.55%	18.88%	16.52	%(E)
Ratios and supplemental data:
Net assets at end of period (000’s)	$396	$236	$31
Ratio to average net assets:
Net expenses	1.98%	1.98%	1.98	%(F)
Gross expenses	4.38%	8.12%	257.02	%(F)
Net investment loss	(1.34%)	(1.38%)	(1.43	%)(F)
Portfolio turnover rate	41%	44%	55%

(A)	Represents the period from commencement of operations (August 15, 2016) through June 30, 2017.
(B)	Net asset value at the beginning of period is based on the net asset value of Institutional Class shares on August 15, 2016.
(C)	The net investment loss per share was based on average shares outstanding for the period.
(D)	Total returns shown exclude the effect of applicable sales loads and fees. If these charges were included, the returns would be lower.
(E)	Not annualized.
(F)	Annualized.

See accompanying Notes to Financial Statements.

Financial Highlights (Continued)

Touchstone Large Company Growth Fund—Class Y

Selected Data for a Share Outstanding Throughout Each Period

			Period Ended
	Year Ended June 30,		June 30,
	2019	2018	2017(A)
Net asset value at beginning of period	$41.53	$35.60	$31.38	(B)
Income (loss) from investment operations:
Net investment loss	(0.12)	(0.13)	(0.12	)(C)
Net realized and unrealized gains on investments	4.10	7.20	5.42
Total from investment operations	3.98	7.07	5.30
Distributions from:
Realized capital gains	(2.69)	(1.14)	(1.08)
Net asset value at end of period	$42.82	$41.53	$35.60
Total return	10.66%	20.02%	17.57	%(D)
Ratios and supplemental data:
Net assets at end of period (000’s)	$19,580	$15,961	$9,938
Ratio to average net assets:
Net expenses	0.98%	0.98%	0.98	%(E)
Gross expenses	1.16%	1.12%	1.12	%(E)
Net investment loss	(0.34%)	(0.38%)	(0.42	%)(E)
Portfolio turnover rate	41%	44%	55%

Touchstone Large Company Growth Fund—Institutional Class

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended June 30,
	2019	2018	2017		2016		2015
Net asset value at beginning of period	$41.61	$35.63	$29.15		$33.17		$29.67
Income (loss) from investment operations:
Net investment loss	(0.10)	(0.11)	(0.12	)(C)	(0.14	)(C)	(0.08	)(C)
Net realized and unrealized gains (losses) on investments	4.13	7.23	7.68		(1.45)		4.61
Total from investment operations	4.03	7.12	7.56		(1.59)		4.53
Distributions from:
Realized capital gains	(2.69)	(1.14)	(1.08)		(2.43)		(1.03)
Proceeds from redemption fees collected	—	—	—		—	(F)	—
Net asset value at end of period	$42.95	$41.61	$35.63		$29.15		$33.17
Total return	10.74%	20.17%	26.67%		(5.08%)		15.59%
Ratios and supplemental data:
Net assets at end of period (000’s)	$204,391	$224,379	$189,444		$180,104		$196,084
Ratio to average net assets:
Net expenses	0.88%	0.88%	0.89%		0.95%		0.95%
Gross expenses	0.99%	0.98%	1.02%		1.00%		1.00%
Net investment loss	(0.24%)	(0.28%)	(0.39%)		(0.46%)		(0.25%)
Portfolio turnover rate	41%	44%	55%		57%		80%

(A)	Represents the period from commencement of operations (August 15, 2016) through June 30, 2017.
(B)	Net asset value at the beginning of period is based on the net asset value of Institutional Class shares on August 15, 2016.
(C)	The net investment loss per share was based on average shares outstanding for the period.
(D)	Not annualized.
(E)	Annualized.
(F)	Proceeds from redemption fees are related to the DSM Large Cap Growth Fund, the Predecessor Fund, and are less than $0.005 per share.

See accompanying Notes to Financial Statements.

Financial Highlights (Continued)

Touchstone Ohio Tax-Free Bond Fund—Class A

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended June 30,
	2019	2018	2017	2016	2015
Net asset value at beginning of period	$11.33	$11.55	$12.04	$11.70	$11.76
Income (loss) from investment operations:
Net investment income	0.32	0.33	0.35	0.36	0.38
Net realized and unrealized gains (losses) on investments	0.30	(0.22)	(0.47)	0.36	(0.06)
Total from investment operations	0.62	0.11	(0.12)	0.72	0.32
Distributions from:
Net investment income	(0.32)	(0.33)	(0.35)	(0.36)	(0.38)
Realized capital gains	—	—	(0.02)	(0.02)	—
Total distributions	(0.32)	(0.33)	(0.37)	(0.38)	(0.38)
Net asset value at end of period	$11.63	$11.33	$11.55	$12.04	$11.70
Total return(A)	5.60%	0.99%	(1.03%)	6.25%	2.72%
Ratios and supplemental data:
Net assets at end of period (000’s)	$33,515	$35,728	$42,818	$52,599	$47,153
Ratio to average net assets:
Net expenses	0.85%	0.85%	0.85%	0.85%	0.85%
Gross expenses	1.15%	1.13%	1.13%	1.13%	1.09%
Net investment income	2.85%	2.91%	2.98%	3.05%	3.20%
Portfolio turnover rate	53%	47%	34%	27%	23%

Touchstone Ohio Tax-Free Bond Fund—Class C

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended June 30,
	2019	2018	2017	2016	2015
Net asset value at beginning of period	$11.33	$11.57	$12.06	$11.72	$11.78
Income (loss) from investment operations:
Net investment income	0.23	0.25	0.26	0.27	0.29
Net realized and unrealized gains (losses) on investments	0.33	(0.24)	(0.47)	0.36	(0.06)
Total from investment operations	0.56	0.01	(0.21)	0.63	0.23
Distributions from:
Net investment income	(0.24)	(0.25)	(0.26)	(0.27)	(0.29)
Realized capital gains	—	—	(0.02)	(0.02)	—
Total distributions	(0.24)	(0.25)	(0.28)	(0.29)	(0.29)
Net asset value at end of period	$11.65	$11.33	$11.57	$12.06	$11.72
Total return(A)	4.97%	0.06%	(1.77%)	5.45%	1.96%
Ratios and supplemental data:
Net assets at end of period (000’s)	$2,756	$5,363	$6,515	$7,320	$7,266
Ratio to average net assets:
Net expenses	1.60%	1.60%	1.60%	1.60%	1.60%
Gross expenses	2.08%	2.01%	2.03%	2.09%	1.93%
Net investment income	2.10%	2.16%	2.23%	2.30%	2.45%
Portfolio turnover rate	53%	47%	34%	27%	23%

(A)	Total returns shown exclude the effect of applicable sales loads and fees. If these charges were included, the returns would be lower.

See accompanying Notes to Financial Statements.

Financial Highlights (Continued)

Touchstone Ohio Tax-Free Bond Fund—Class Y

Selected Data for a Share Outstanding Throughout Each Period

			Period Ended
	Year Ended June 30,		June 30,
	2019	2018	2017(A)
Net asset value at beginning of period	$11.33	$11.56	$12.00	(B)
Income (loss) from investment operations:
Net investment income	0.35	0.29	0.38
Net realized and unrealized losses on investments	0.31	(0.16)	(0.49)
Total from investment operations	0.66	0.13	(0.11)
Distributions from:
Net investment income	(0.35)	(0.36)	(0.31)
Realized capital gains	—	—	(0.02)
Total distributions	(0.35)	(0.36)	(0.33)
Net asset value at end of period	$11.64	$11.33	$11.56
Total return	5.96%	1.15%	(0.90	%)(C)
Ratios and supplemental data:
Net assets at end of period (000’s)	$3,031	$4,596	$2
Ratio to average net assets:
Net expenses	0.60%	0.60%	0.60	%(D)
Gross expenses	1.05%	1.16%	298.27	%(D)
Net investment income	3.10%	3.16%	4.00	%(D)
Portfolio turnover rate	53%	47%	34%

Touchstone Ohio Tax-Free Bond Fund—Institutional Class

Selected Data for a Share Outstanding Throughout Each Period

			Period Ended
	Year Ended June 30,		June 30,
	2019	2018	2017(A)
Net asset value at beginning of period	$11.33	$11.56	$12.00	(B)
Income (loss) from investment operations:
Net investment income	0.36	0.30	0.39
Net realized and unrealized losses on investments	0.31	(0.16)	(0.50)
Total from investment operations	0.67	0.14	(0.11)
Distributions from:
Net investment income	(0.36)	(0.37)	(0.31)
Realized capital gains	—	—	(0.02)
Total distributions	(0.36)	(0.37)	(0.33)
Net asset value at end of period	$11.64	$11.33	$11.56
Total return	6.05%	1.18%	(0.90	%)(C)
Ratios and supplemental data:
Net assets at end of period (000’s)	$7,913	$560	$2
Ratio to average net assets:
Net expenses	0.55%	0.55%	0.55	%(D)
Gross expenses	0.96%	2.54%	298.26	%(D)
Net investment income	3.15%	3.21%	4.04	%(D)
Portfolio turnover rate	53%	47%	34%

(A)	Represents the period from commencement of operations (August 31, 2016) through December 31, 2017.
(B)	Net asset value at the beginning of period is based on the net asset value of Class A shares on August 31, 2016.
(C)	Not annualized.
(D)	Annualized.

See accompanying Notes to Financial Statements.

Financial Highlights (Continued)

Touchstone Small Company Fund—Class A

Selected Data for a Share Outstanding Throughout Each Period

	Year		Seven Months
	Ended		Ended
	June 30,		June 30,		Year Ended November 30,
	2019		2018(A)		2017	2016		2015		2014
Net asset value at beginning of period	$5.53		$5.64		$5.19	$5.58		$7.19		$8.52
Income (loss) from investment operations:
Net investment income (loss)	(0.01)		(0.01)		(0.02)	(0.02	)(B)	(0.03	)(B)	—	(B)(C)
Net realized and unrealized gains (losses) on investments	(0.07)		0.37		0.89	0.57		0.26		0.38
Total from investment operations	(0.08)		0.36		0.87	0.55		0.23		0.38
Distributions from:
Realized capital gains	(0.62)		(0.47)		(0.42)	(0.94)		(1.84)		(1.71)
Net asset value at end of period	$4.83		$5.53		$5.64	$5.19		$5.58		$7.19
Total return(D)	(0.73%)		6.89	%(E)	17.95%	12.52%		5.32%		5.40%
Ratios and supplemental data:
Net assets at end of period (000’s)	$589,664		$661,866		$677,055	$685,807		$596,864		$682,481
Ratio to average net assets:
Net expenses	1.12%		1.10	%(F)	1.18%	1.22%		1.25%		1.20%
Gross expenses	1.20%		1.18	%(F)	1.18%	1.22%		1.25%		1.20%
Net investment income (loss)	(0.26%)		(0.26	%)(F)	(0.49%)	(0.38%)		(0.61%)		0.06%
Portfolio turnover rate	94	%(G)(H)	30	%(E)	82%	61%		70%		59%

Touchstone Small Company Fund—Class C

Selected Data for a Share Outstanding Throughout Each Period

	Year		Seven Months
	Ended		Ended
	June 30,		June 30,		Year Ended November 30,
	2019		2018(A)		2017	2016		2015		2014
Net asset value at beginning of period	$3.23		$3.50		$3.39	$4.01		$5.72		$7.17
Income (loss) from investment operations:
Net investment loss	(0.05)		(0.02)		(0.10)	(0.03	)(B)	(0.05	)(B)	(0.04	)(B)
Net realized and unrealized gains (losses) on investments	(0.04)		0.22		0.63	0.35		0.18		0.30
Total from investment operations	(0.09)		0.20		0.53	0.32		0.13		0.26
Distributions from:
Realized capital gains	(0.62)		(0.47)		(0.42)	(0.94)		(1.84)		(1.71)
Net asset value at end of period	$2.52		$3.23		$3.50	$3.39		$4.01		$5.72
Total return(D)	(1.65%)		6.51	%(E)	17.36%	11.48%		4.72%		4.55%
Ratios and supplemental data:
Net assets at end of period (000’s)	$39,390		$97,136		$104,051	$110,842		$108,192		$115,642
Ratio to average net assets:
Net expenses	1.88%		1.85	%(F)	1.92%	1.95%		1.94%		1.91%
Gross expenses	1.96%		1.93	%(F)	1.92%	1.95%		1.94%		1.91%
Net investment loss	(1.01%)		(1.02	%)(F)	(1.23%)	(1.10%)		(1.30%)		(0.66%)
Portfolio turnover rate	94	%(G)(H)	30	%(E)	82%	61%		70%		59%

(A)	The Fund changed its fiscal year end from November 30 to June 30.
(B)	The net investment income (loss) per share was based on average shares outstanding for the period.
(C)	Less than $0.005 per share.
(D	Total returns shown exclude the effect of applicable sales loads and fees. If these charges were included, the returns would be lower.
(E)	Not annualized.
(F)	Annualized.
(G)	Portfolio turnover excludes the purchases and sales of securities by the Touchstone Small Cap Growth Fund acquired on September 21, 2018 (See Note 9 in the Notes to Financial Statements). If these transactions were included, portfolio turnover would have been higher.
(H)	Portfolio turnover excludes securities delivered from processing redemptions-in-kind.

See accompanying Notes to Financial Statements.

Financial Highlights (Continued)

Touchstone Small Company Fund—Class Y

Selected Data for a Share Outstanding Throughout Each Period

Year	Seven Months
Ended	Ended
June 30,	June 30,	Year Ended November 30,
2019	2018(A)	2017(B)	2016	2015	2014
Net asset value at beginning of period	$6.04	$6.10	$5.56	$5.89	$7.48	$8.78
Income (loss) from investment operations:
Net investment income (loss)	(—	)(C)	(—	)(C)	(0.06)	(—	)(C)(D)	(0.01	)(D)	0.03	(D)
Net realized and unrealized gains (losses) on investments	(0.09)	0.41	1.02	0.61	0.28	0.38
Total from investment operations	(0.09)	0.41	0.96	0.61	0.27	0.41
Distributions from:
Net investment income	(—	)(C)	—	—	—	(0.02)	—
Realized capital gains	(0.62)	(0.47)	(0.42)	(0.94)	(1.84)	(1.71)
Total distributions	(0.62)	(0.47)	(0.42)	(0.94)	(1.86)	(1.71)
Net asset value at end of period	$5.33	$6.04	$6.10	$5.56	$5.89	$7.48
Total return	(0.79%)	7.21	%(E)	18.41%	12.95%	5.71%	5.62%
Ratios and supplemental data:
Net assets at end of period (000’s)	$326,021	$383,050	$388,404	$257,483	$220,543	$247,639
Ratio to average net assets:
Net expenses	0.87%	0.84	%(F)	0.85%	0.89%	0.87%	0.85%
Gross expenses	0.95%	0.92	%(F)	0.85%	0.89%	0.87%	0.85%
Net investment income (loss)	0.00	%(C)	(0.01	%)(F)	(0.16%)	(0.04%)	(0.24%)	0.46%
Portfolio turnover rate	94	%(G)(H)	30	%(E)	82%	61%	70%	59%

Touchstone Small Company Fund — Institutional Class

Selected Data for a Share Outstanding Throughout Each Period

	Year		Seven Months
	Ended		Ended		Period Ended
	June 30,		June 30,		November 30,
	2019		2018(A)		2017(I)
Net asset value at beginning of period	$6.04		$6.10		$5.80
Income (loss) from investment operations:
Net investment income (loss)	—	(C)	—	(C)	(—	)(C)
Net realized and unrealized gains (losses) on investments	(0.10)		0.41		0.30
Total from investment operations	(0.10)		0.41		0.30
Distributions from:
Net investment income	(—)(C)		—		—
Realized capital gains	(0.62)		(0.47)		—
Total distributions	(0.62)		(0.47)		—
Net asset value at end of period	$5.32		$6.04		$6.10
Total return	(0.91%)		7.21	%(E)	5.17	%(E)
Ratios and supplemental data:
Net assets at end of period (000’s)	$2,216		$8		$3
Ratio to average net assets:
Net expenses	0.79%		0.79	%(F)	0.79	%(F)
Gross expenses	2.52%		275.86	%(F)	2069.15	%(F)
Net investment income (loss)	0.08%		0.05	%(F)	(0.70	%)(F)
Portfolio turnover rate	94	%(G)(H)	30	%(E)	82%

(A)	The Fund changed its fiscal year end from November 30 to June 30.
(B)	Effective October 28, 2017, Class I shares of the Sentinel Small Company Fund (the “Predecessor Fund”) were reorganized into Class Y shares of the Fund.
(C)	Less than $0.005 per share or 0.005%.
(D)	The net investment income (loss) per share was based on average shares outstanding for the period.
(E)	Not annualized.
(F)	Annualized.
(G)	Portfolio turnover excludes the purchases and sales of securities by the Touchstone Small Cap Growth Fund acquired on September 21, 2018 (See Note 9 in the Notes to Financial Statements). If these transactions were included, portfolio turnover would have been higher.
(H)	Portfolio turnover excludes securities delivered from processing redemptions-in-kind.
(I)	Represents the period from commencement of operations (October 30, 2017) through November 30, 2017.

See accompanying Notes to Financial Statements.

Financial Highlights (Continued)

Touchstone Small CompanyFund—Class R6

Selected Data for a Share Outstanding Throughout Each Period

Year	Seven Months
Ended	Ended	Period Ended
June 30,	June 30,	Year Ended November 30,	November 30,
2019	2018(A)	2017	2016	2015(B)
Net asset value at beginning of period	$5.65	$5.73	$5.24	$5.60	$5.44
Income (loss) from investment operations:
Net investment income (loss)	0.01	—	(C)	(0.03)	0.01	(D)	(0.01	)(D)
Net realized and unrealized gains (losses) on investments	(0.08)	0.39	0.94	0.57	0.17
Total from investment operations	(0.07)	0.39	0.91	0.58	0.16
Distributions from:
Net investment income	(0.01)	—	—	—	—
Realized capital gains	(0.62)	(0.47)	(0.42)	(0.94)	—
Total distributions	(0.63)	(0.47)	(0.42)	(0.94)	—
Net asset value at end of period	$4.95	$5.65	$5.73	$5.24	$5.60
Total return	(0.59%)	7.33	%(E)	18.58%	13.07%	2.94	%(E)
Ratios and supplemental data:
Net assets at end of period (000’s)	$137,585	$76,246	$67,052	$13,000	$599
Ratio to average net assets:
Net expenses	0.73%	0.73	%(F)	0.75%	0.73%	0.73	%(F)
Gross expenses	0.84%	0.84	%(F)	0.77%	0.99%	2.96	%(F)
Net investment income (loss)	0.14%	0.10	%(F)	(0.07%)	0.16%	(0.18	%)(F)
Portfolio turnover rate	94	%(G)(H)	30	%(E)	82%	61%	70%

(A)	The Fund changed its fiscal year end from November 30 to June 30.
(B)	Represents the period from commencement of operations (December 23, 2014) through November 30, 2015.
(C)	Less than $0.005 per share.
(D)	The net investment income (loss) per share was based on average shares outstanding for the period.
(E)	Not annualized.
(F)	Annualized.
(G)	Portfolio turnover excludes the purchases and sales of securities by the Touchstone Small Cap Growth Fund acquired on September 21, 2018 (See Note 9 in the Notes to Financial Statements). If these transactions were included, portfolio turnover would have been higher.
(H)	Portfolio turnover excludes securities delivered from processing redemptions-in-kind.

See accompanying Notes to Financial Statements.

Financial Highlights (Continued)

Touchstone Value Fund—Class A

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended June 30,
	2019		2018	2017	2016		2015
Net asset value at beginning of period	$9.92		$10.13	$8.84	$9.78		$9.56
Income (loss) from investment operations:
Net investment income	0.16		0.14	0.19	0.16		0.16
Net realized and unrealized gains (losses) on investments	0.57		0.55	1.30	(0.27)		0.34
Total from investment operations	0.73		0.69	1.49	(0.11)		0.50
Distributions from:
Net investment income	(0.16)		(0.14)	(0.18)	(0.16)		(0.11)
Realized capital gains	(1.08)		(0.76)	(0.02)	(0.67)		(0.17)
Total distributions	(1.24)		(0.90)	(0.20)	(0.83)		(0.28)
Net asset value at end of period	$9.41		$9.92	$10.13	$8.84		$9.78
Total return(A)	8.53%		6.92%	16.92%	(0.89%)		5.26%
Ratios and supplemental data:
Net assets at end of period (000’s)	$32,964		$36,968	$43,607	$47,939		$55,539
Ratio to average net assets:
Net expenses	1.08%		1.08%	1.08%	1.08%		1.08%
Gross expenses	1.26%		1.26%	1.24%	1.28%		1.27%
Net investment income	1.67%		1.42%	1.86%	1.71%		1.54%
Portfolio turnover rate	37	%(B)	24%	29%	19	%(C)	20%

Touchstone Value Fund—Class C

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended June 30,
	2019		2018	2017	2016		2015
Net asset value at beginning of period	$9.89		$10.10	$8.81	$9.75		$9.55
Income (loss) from investment operations:
Net investment income	0.09		0.08	0.12	0.09		0.07
Net realized and unrealized gains (losses) on investments	0.56		0.54	1.29	(0.27)		0.35
Total from investment operations	0.65		0.62	1.41	(0.18)		0.42
Distributions from:
Net investment income	(0.08)		(0.07)	(0.10)	(0.09)		(0.05)
Realized capital gains	(1.08)		(0.76)	(0.02)	(0.67)		(0.17)
Total distributions	(1.16)		(0.83)	(0.12)	(0.76)		(0.22)
Net asset value at end of period	$9.38		$9.89	$10.10	$8.81		$9.75
Total return(A)	7.72%		6.12%	16.06%	(1.65%)		4.41%
Ratios and supplemental data:
Net assets at end of period (000’s)	$3,175		$3,654	$4,503	$5,624		$6,932
Ratio to average net assets:
Net expenses	1.83%		1.83%	1.83%	1.83%		1.83%
Gross expenses	2.35%		2.21%	2.12%	2.16%		2.14%
Net investment income	0.92%		0.68%	1.11%	0.96%		0.79%
Portfolio turnover rate	37	%(B)	24%	29%	19	%(C)	20%

(A)	Total returns shown exclude the effect of applicable sales loads and fees. If these charges were included, the returns would be lower.
(B)	Portfolio turnover excludes securities delivered from processing redemptions-in-kind.
(C)	Portfolio turnover excludes securities received from processing a subscription-in-kind.

See accompanying Notes to Financial Statements.

Financial Highlights (Continued)

Touchstone Value Fund—Class Y

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended June 30,
	2019		2018	2017	2016		2015
Net asset value at beginning of period	$9.96		$10.17	$8.87	$9.81		$9.59
Income (loss) from investment operations:
Net investment income	0.19		0.17	0.20	0.18		0.18
Net realized and unrealized gains (losses) on investments	0.57		0.55	1.32	(0.27)		0.35
Total from investment operations	0.76		0.72	1.52	(0.09)		0.53
Distributions from:
Net investment income	(0.19)		(0.17)	(0.20)	(0.18)		(0.14)
Realized capital gains	(1.08)		(0.76)	(0.02)	(0.67)		(0.17)
Total distributions	(1.27)		(0.93)	(0.22)	(0.85)		(0.31)
Net asset value at end of period	$9.45		$9.96	$10.17	$8.87		$9.81
Total return	8.82%		7.19%	17.28%	(0.64%)		5.52%
Ratios and supplemental data:
Net assets at end of period (000’s)	$92,928		$81,988	$83,974	$76,852		$104,668
Ratio to average net assets:
Net expenses	0.79%		0.81%	0.83%	0.83%		0.82%
Gross expenses	0.94%		0.95%	0.97%	0.99%		0.97%
Net investment income	1.96%		1.70%	2.11%	1.96%		1.80%
Portfolio turnover rate	37	%(A)	24%	29%	19	%(B)	20%

Touchstone Value Fund—Institutional Class

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended June 30,
	2019		2018	2017	2016		2015
Net asset value at beginning of period	$9.93		$10.14	$8.85	$9.79		$9.57
Income (loss) from investment operations:
Net investment income	0.20		0.19	0.22	0.19		0.18
Net realized and unrealized gains (losses) on investments	0.57		0.55	1.31	(0.27)		0.36
Total from investment operations	0.77		0.74	1.53	(0.08)		0.54
Distributions from:
Net investment income	(0.20)		(0.19)	(0.22)	(0.19)		(0.15)
Realized capital gains	(1.08)		(0.76)	(0.02)	(0.67)		(0.17)
Total distributions	(1.28)		(0.95)	(0.24)	(0.86)		(0.32)
Net asset value at end of period	$9.42		$9.93	$10.14	$8.85		$9.79
Total return	8.96%		7.34%	17.38%	(0.49%)		5.68%
Ratios and supplemental data:
Net assets at end of period (000’s)	$208,686		$262,467	$249,035	$219,824		$248,381
Ratio to average net assets:
Net expenses	0.68%		0.68%	0.68%	0.68%		0.68%
Gross expenses	0.89%		0.87%	0.86%	0.87%		0.86%
Net investment income	2.07%		1.82%	2.26%	2.11%		1.94%
Portfolio turnover rate	37	%(A)	24%	29%	19	%(B)	20%

(A)	Portfolio turnover excludes securities delivered from processing redemptions-in-kind.
(B)	Portfolio turnover excludes securities received from processing a subscription-in-kind.

See accompanying Notes to Financial Statements.

Notes to Financial Statements

June 30, 2019

1. Organization

The Touchstone Strategic Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated November 18, 1982. The Trust consists of twenty funds, including the following eleven funds (individually, a “Fund”, and collectively, the “Funds”):

Touchstone Balanced Fund (“Balanced Fund”)

Touchstone Credit Opportunities Fund (“Credit Opportunities Fund”)

Touchstone International Equity Fund (“International Equity Fund”)

Touchstone International Growth Opportunities Fund (“International Growth Opportunities Fund”)

Touchstone International Small Cap Fund (“International Small Cap Fund”)

Touchstone Large Cap Focused Fund (“Large Cap Focused Fund”)

Touchstone Large Cap Fund (“Large Cap Fund”)

Touchstone Large Company Growth Fund (“Large Company Growth Fund”)

Touchstone Ohio Tax-Free Bond Fund (“Ohio Tax-Free Bond Fund”)

Touchstone Small Company Fund (“Small Company Fund”)

Touchstone Value Fund (“Value Fund”)

Each Fund is diversified, with the exception of the Credit Opportunities Fund, the International Growth Opportunities Fund, the Large Cap Focused Fund, the Large Cap Fund, the Large Company Growth Fund and the Ohio Tax-Free Bond Fund, which are non-diversified.

The Agreement and Declaration of Trust permits the Trust to issue an unlimited number of shares of beneficial interest of each Fund. The table below indicates the classes of shares that each Fund is registered to offer:

Institutional
	Class A	Class C	Class Y	Class	Class R6
Balanced Fund	X	X	X
Credit Opportunities Fund	X	X	X	X
International Equity Fund	X	X	X	X
International Growth Opportunities Fund	X	X	X	X
International Small Cap Fund	X	X	X	X
Large Cap Focused Fund	X	X	X	X
Large Cap Fund	X	X	X	X
Large Company Growth Fund	X	X	X	X
Ohio Tax-Free Bond Fund	X	X	X	X
Small Company Fund	X	X	X	X	X
Value Fund	X	X	X	X

The assets of each Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. The Funds’ prospectus provides a description of each Fund’s investment goal, policies, and strategies along with information on the classes of shares currently being offered.

2. Significant Accounting Policies

The following is a summary of the Funds’ significant accounting policies:

Each Fund is an investment company that follows the accounting and reporting guidance of Accounting Standards Codification Topic 946 applicable to investment companies.

Notes to Financial Statements (Continued)

Regulatory Updates — In August 2018, the Securities and Exchange Commission (“SEC”) released its Final Rules that eliminated or amended disclosure requirements in the financial statements that were redundant or outdated in light of changes in SEC requirements or U.S. generally accepted accounting principles (“U.S. GAAP”). The Final Rules were effective November 5, 2018. Management has evaluated the SEC Final Rules and is complying with the amendments in the current financial statements.

In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement, which amends and eliminates certain disclosure requirements for fair value as part of its framework project. The ASU is effective for annual and interim periods beginning after December 15, 2019. The early adoption of the removal or modification of disclosures and delay of adoption of the additional disclosures is permitted. As of June 30, 2019, the Funds have adopted the removal of applicable disclosures.

Security valuation and fair value measurements — U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. All investments in securities are recorded at their fair value. The Funds define the term “market value”, as used throughout this report, as the estimated fair value. The Funds use various methods to measure fair value of their portfolio securities on a recurring basis. U.S. GAAP fair value measurement standards require disclosure of a hierarchy that prioritizes inputs to valuation methods.

These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical securities

•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The aggregate value by input level, as of June 30, 2019, for each Fund’s investments, is included in each Fund’s Portfolio of Investments, which also includes a breakdown of the Fund’s investments by geographic, portfolio or sector allocation. The Credit Opportunities Fund held Level 3 categorized securities during the year ended June 30, 2019.

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

The Funds’ portfolio securities are valued as of the close of the regular session of trading on the New York Stock Exchange (“NYSE”) (currently 4:00 p.m., Eastern Time or at the time as of which the NYSE establishes official closing prices). Portfolio securities traded on stock exchanges are valued at the last reported sale price, official close price, or last bid price if no sales are reported. Portfolio securities quoted by NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”) or from the primary exchange on which the security trades. To the extent these securities are actively traded, they are categorized in Level 1 of the fair value hierarchy. Options are valued at the last quoted sales price. If there is no such reported sale on the valuation date, long option positions are valued at the most recent bid price, and short option positions are valued at the most recent ask price on the valuation date and are categorized in Level 1. Shares of mutual funds in which the Funds invest are valued at their respective net asset value (“NAV”) as reported by the underlying funds and are categorized in Level 1.

Notes to Financial Statements (Continued)

Debt securities held by the Funds are valued at their evaluated bid by an independent pricing service or at their last broker-quoted bid prices as obtained from one or more of the major market makers for such securities. Independent pricing services use information provided by market makers or estimates of market values through accepted market modeling conventions. Observable inputs to the models may include prepayment speeds, pricing spread, yield, trade information, dealer quotes, market color, cash flow models, the securities’ terms and conditions, among others, and are generally categorized in Level 2. The Credit Opportunities Fund’s investments in bank loans are normally valued at the bid quotation obtained from dealers in loans by an independent pricing service in accordance with the Fund’s valuation policies and procedures approved by the Funds’ Board of Trustees (the “Board”), and are generally categorized in Level 2. The Credit Opportunities Fund’s investments in asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche, and are generally categorized in Level 2. Debt securities with remaining maturities of 60 days or less may be valued at amortized cost, provided such amount approximates market value and are categorized in Level 2. While this method provides consistency in valuation (and may only be used if it approximates market value), it may result in periods during which fair value, as determined by amortized cost, is higher or lower than the price that would be received if the Fund sold the investment.

Securities mainly traded on a non-U.S. exchange or denominated in foreign currencies are generally valued according to the preceding closing values on that exchange, translated to U.S. dollars using currency exchange rates as of the close of regular trading on the NYSE, and are generally categorized in Level 1. However, if an event that may change the value of a security occurs after the time that the closing value on the non-U.S. exchange was determined, but before the close of regular trading on the NYSE, the security may be priced based on fair value and is generally categorized in Level 2. This may cause the value of the security, if held on the books of a Fund, to be different from the closing value on the non-U.S. exchange and may affect the calculation of that Fund’s NAV.

The Funds may use fair value pricing under the following circumstances, among others:

•	If the value of a security has been materially affected by events occurring before the Funds’ pricing time but after the close of the primary markets on which the security is traded.

•	If the exchange on which a portfolio security is principally traded closes early or if trading in a particular portfolio security was halted during the day and did not resume prior to the Funds’ NAV calculation.

•	If a security is so thinly traded that reliable market quotations are unavailable due to infrequent trading.

•	If the validity of market quotations is not reliable.

Securities held by the Funds that do not have readily available market quotations, significant observable inputs, or securities for which the available market quotations are not reliable, are priced at their estimated fair value using procedures approved by the Board and are generally categorized in Level 3.

Bank Loans — The Credit Opportunities Fund may invest in bank loans, which usually take the form of loan participations and assignments. Loan participations and assignments are agreements to make money available to U.S. or foreign corporations, partnerships or other business entities (the “Borrower”) in a specified amount, at a specified rate and within a specified time. A loan is typically originated, negotiated and structured by a U.S. or foreign bank, insurance company or other financial institution (the “Agent”) for a group of loan investors (“Loan Investors”). The Agent typically administers and enforces the loan on behalf of the other Loan Investors in the syndicate and may hold any collateral on behalf of the Loan Investors. Such loan participations and assignments are typically senior, secured and collateralized in nature. The Fund records an investment when the Borrower withdraws money and records interest as earned. These loans pay interest at rates which are periodically

Notes to Financial Statements (Continued)

reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or London Interbank Offered Rate (“LIBOR”).

The loans in which the Fund invests may be subject to some restrictions on resale. For example, the Fund may be contractually obligated to receive approval from the Agent and/or Borrower prior to the sale of these investments. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the Borrower. As a result, the Fund assumes the credit risk of the Borrower, the selling participant and any other persons interpositioned between the Fund and the Borrower (“Intermediate Participants”). In the event that the Borrower, selling participant or Intermediate Participants become insolvent or enter into bankruptcy, the Fund may incur certain costs and delays in realizing payment or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of the Fund to the Borrower. At any point in time, up to the maturity date of the issue, the Borrower may demand the unfunded portion. Until demanded by the Borrower, unfunded commitments are not recognized as an asset on the Statements of Assets and Liabilities. Unrealized appreciation/depreciation on unfunded commitments presented on the Statements of Assets and Liabilities represents fair value of the unfunded portion of the Fund’s bank loans.

As of June 30, 2019, the Credit Opportunities Fund did not hold any unfunded loan commitments.

Collateralized Loan Obligations — The Credit Opportunities Fund may invest in collateralized loan obligations (“CLOs”). CLOs are types of asset-backed securities. A CLO is an entity that is backed by syndicated bank loans. The cash flows of the CLO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CLO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive higher ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Investment companies — The Funds may invest in securities of other investment companies, including exchange-traded funds (“ETFs”), open-end funds and closed-end funds. Open-end funds are investment companies that issue new shares continuously and redeem shares daily. Closed-end funds are investment companies that typically issue a fixed number of shares that trade on a securities exchange or over-the-counter (“OTC”). An ETF is an investment company that typically seeks to track the performance of an index by holding in its portfolio shares of all the companies, or a representative sample of the companies, that are components of a particular index. ETF shares are traded on a securities exchange based on their market value. The risks of investment in other investment companies typically reflect the risks of the types of securities in which the other investment companies invest. Investments in ETFs and closed-end funds are subject to the additional risk that their shares may trade at a premium or discount to their NAV. When a Fund invests in another investment company, shareholders of the Fund indirectly bear their proportionate share of the other investment company’s fees and expenses, including operating, registration, trustee, licensing and marketing, as well as their share of the Fund’s fees and expenses.

Securities sold short — The Credit Opportunities Fund may engage in selling securities short, which obligates the Fund to replace a security borrowed by purchasing the same security at the current market value. The Fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund would realize a gain if the price of the security declines between those dates. As of June 30, 2019, the Credit Opportunities Fund had securities sold short with a fair

Notes to Financial Statements (Continued)

value of $(590,750) and pledged securities with a fair value of $2,158,558 as collateral for both securities sold short and written options and had a related due to prime broker balance of $213,827.

Options — The Credit Opportunities Fund may write or purchase financial option contracts primarily to hedge against changes in the value of equity securities (or securities that the Fund intends to purchase), against fluctuations in fair value caused by changes in prevailing market interest rates or foreign currency exchange rates and against changes in overall equity market volatility. In addition, the Fund may utilize options in an attempt to generate gains from option premiums or to reduce overall portfolio risk. The Fund’s option strategy primarily focuses on the use of writing and/or purchasing call or put options on equity indexes. When the Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or loss on investment transactions. The Fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option. The Fund, as purchaser of an option, bears the risk that the counterparties to the option may not have the ability to meet the terms of the option contracts. There is minimal counterparty credit risk involved in entering into option contracts since they are exchange-traded instruments and the exchange’s clearinghouse, as counterparty to all exchange-traded options, guarantees the options against default. The maximum risk of loss associated with writing put options is the notional amount as presented in the Portfolio of Investments. In certain circumstances, the maximum risk of loss amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract. The maximum risk of loss associated with writing call options is potentially unlimited.

As of June 30, 2019, the Credit Opportunities Fund had written options with fair value of $(1,280) and pledged securities with a fair value of $2,158,558 as collateral for both securities sold short and written options and had a related due to prime broker balance of $213,827. The Credit Opportunities Fund held purchased options with a fair value of $33,475 as of June 30, 2019.

Warrants — The Funds can invest in warrants and stock purchase rights of companies of any market capitalization. A warrant gives the holder the right to buy stock, typically from the issuer. The warrant specifies the amount of underlying stock, the purchase (or “exercise”) price, and the date the warrant expires. Certain warrants may permit, without legal obligation, net settlement for stock or cash. The Funds have no obligation to exercise the warrant and buy the stock.

Futures Contracts — The Balanced Fund may buy and sell futures contracts and related options to manage its exposure to changing interest rates and securities prices. Some strategies reduce the Fund’s exposure to price fluctuations, while others tend to increase its market exposure. Futures and options on futures can be volatile instruments and involve certain risks that could negatively impact the Fund’s return. In order to avoid leveraging and related risks, when the Fund purchases futures contracts, it will collateralize its position by depositing an amount of cash or liquid securities, equal to themarket value of the futures positions held, less margin deposits, in a segregated account with its custodian or otherwise “cover” its position in a manner consistent with the 1940 Act, or the rules of the Securities and Exchange Commission (the “SEC”) or interpretations thereunder. Collateral equal to the current fair value of the futures position will be determined on a daily basis.

When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contract. Risks of entering into futures

Notes to Financial Statements (Continued)

contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market resulting in an inability to close a futures position prior to its maturity date. Third, the purchase of a futures contract involves the risk that the Fund could lose more than the original margin deposit required to initiate the futures transaction. Finally, the risk exists that losses could exceed amounts disclosed on the Statements of Assets and Liabilities. There is minimal counterparty credit risk involved in entering into futures contracts since they are exchange-traded instruments and the exchange’s clearinghouse, as counter party to all exchange-traded futures, guarantees the futures against default.

As of June 30, 2019, the Balanced Fund did not hold any futures contracts.

Swap Contracts — The Credit Opportunities Fund may enter into swap transactions to help enhance the value of its portfolio or manage its exposure to different types of investments. Swaps are financial instruments that typically involve the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon prices, rates, indexes, etc. The nominal amount on which the cash flows are calculated is called the notional amount. Swaps are individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates, foreign currency rates, mortgage securities, corporate borrowing rates, security prices, indexes or inflation rates.

Swap agreements may increase or decrease the overall volatility of the investments of the Fund and its share price. The performance of swap agreements may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from the Fund. If a swap agreement calls for payments by a Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty’s creditworthiness declines, the value of a swap agreement would be likely to decline, potentially resulting in losses.

Generally, bilateral swap agreements, OTC swaps, have a fixed maturity date that will be agreed upon by the parties. The agreement can be terminated before the maturity date only under limited circumstances, such as default by one of the parties or insolvency, among others, and can be transferred by a party only with the prior written consent of the other party. A Fund may be able to eliminate its exposure under a swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counterparty is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, a Fund may not be able to recover the money it expected to receive under the contract.

Cleared swaps are transacted through futures commission merchants that are members of central clearinghouses with the clearinghouses serving as a central counterparty. Pursuant to rules promulgated under the Dodd-Frank Act, central clearing of swap agreements is currently required for certain market participants trading certain instruments, and central clearing for additional instruments is expected to be implemented by regulators until the majority of the swaps market is ultimately subject to central clearing.

Swaps are marked-to-market daily based upon values received from third party vendors or quotations from market makers. For OTC swaps, any upfront premiums paid or received are recorded as assets or liabilities, respectively, and are shown as premium paid on swap agreements or premium received on swap agreements in the Statements of Assets and Liabilities. For swaps that are centrally cleared, initial margins, determined by each relevant clearing agency, are posted and segregated at a broker account registered with the Commodity Futures Trading Commission, or the applicable regulator. The change in value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is recorded as unrealized appreciation or depreciation. Daily changes in the value of centrally cleared swaps are recorded on the Statements of Assets and Liabilities as receivable or payable for variation margin on swap agreements and settled daily. Upfront premiums and

Notes to Financial Statements (Continued)

liquidation payments received or paid are recorded as realized gains or losses at the termination or maturity of the swap. Net periodic payments received or paid by the Fund are recorded as realized gain or loss.

A swap agreement can be a form of leverage, which can magnify the Fund’s gains or losses. In order to reduce the risk associated with leveraging, the Fund may cover its current obligations under swap agreements according to guidelines established by the SEC. If the Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund’s accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If the Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Fund’s accrued obligations under the agreement.

As of June 30, 2019, the Credit Opportunities Fund did not hold any swap contracts.

Foreign currency translation — The books and records of the Funds are maintained in U.S. dollars and translated into U.S. dollars on the following basis:

(1)	market value of investment securities, assets and liabilities at the current rate of exchange on the valuation date; and

(2)	purchases and sales of investment securities, income, and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Funds do not isolate that portion of gains and losses on investments in equity securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities.

Real Estate Investment Trusts — The Funds may invest in real estate investment trusts (“REITs”) that involve risks not associated with investing in stocks. Risks associated with investments in REITs include declines in the value of real estate, general and economic conditions, changes in the value of the underlying property and defaults by borrowers. The value of assets in the real estate industry may go through cycles of relative underperformance and outperformance in comparison to equity securities markets in general. Dividend income is recorded using management’s estimate of the income included in distributions received from REIT investments. The actual amounts of income, return of capital and capital gains are only determined by each REIT after its fiscal year-end and may differ from the estimated amount. Estimates of income are adjusted in the Funds to the actual amounts when the amounts are determined.

Pay-In-Kind (“PIK”) Bonds – PIK bonds are securities that, at the issuer’s option, pay interest in either cash or additional securities for a specified period. PIK bonds, like zero coupon bonds, are designed to give an issuer flexibility in managing cash flow. PIK bonds are expected to reflect the market value of the underlying debt plus an amount representing accrued interest since the last payment. PIK bonds are usually less volatile than zero coupon bonds, but more volatile than cash pay securities.

Derivative instruments and hedging activities — The Credit Opportunities Fund and Balanced Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement” or “MNA”) or similar agreement with certain counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives and foreign exchange contracts, and typically contains, among other things, collateral posting terms and master netting provisions in the event of a default or termination. Under an ISDA Master Agreement, a party may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables or receivables with collateral held or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting). These default events include bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset.

Notes to Financial Statements (Continued)

When entering into a derivative transaction, a Fund may be required to post and maintain collateral or margin (including both initial and maintenance margin). Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker or clearing house for exchange-traded and centrally cleared derivatives (financial futures contracts, options, and centrally cleared swaps). Brokers can ask for margining in excess of the clearing house’s minimum in certain circumstances. Collateral terms are contract specific for OTC derivatives (forward foreign currency contracts, options, and swaps). For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, are reported separately on the Statements of Assets and Liabilities as cash deposits held at prime broker and due to prime broker, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Portfolio of Investments. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance.

Certain ISDA Master Agreements allow counterparties to OTC derivatives transactions to terminate derivative contracts prior to maturity in the event the Funds’ net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreement, which would cause the Fund (counterparty) to accelerate payment of any net liability owed to the counterparty (Fund).

For financial reporting purposes, the Credit Opportunities Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities.

As of June 30, 2019, the Credit Opportunities Fund’s assets and liabilities that were subject to a MNA on a gross basis were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Written Options	$—	$1,280

The following table presents the Credit Opportunities Fund’s liabilities net of amounts available for offset under a MNA and net of the related collateral pledged by the Fund as of June 30, 2019:

Gross Amounts
Available for Offset
	Gross Amount of	in Statement of	Non-cash
	Recognized	Assets and	Collateral	Cash Collateral
	Liabilities	Liabilities	Pledged	Pledged	Net Amount(B)
Written Options(A)	$1,280	$—	$(1,280)	$—	$—

(A)	Pershing LLC is the counterparty.

(B)	Net amount represents the net amount payable due to the counterparty in the event of default.

The following table sets forth the fair value of the Credit Opportunities Fund’s derivative financial instruments by primary risk exposure as of June 30, 2019:

Fair Value of Derivative Investments

As of June 30, 2019

	Derivatives not accounted for as hedging	Asset	Liability
Fund	instruments under ASC 815	Derivatives	Derivatives
Credit Opportunities Fund	Purchased Options - Equity Contracts*	$33,475	$—
	Written Options - Equity Contracts**	—	1,280

* Statements of Assets and Liabilities Location: Investments, at market value.

** Statements of Assets and Liabilities Location: Written options, at market value.

Notes to Financial Statements (Continued)

The following table sets forth the effect of the Credit Opportunities Fund’s derivative financial instruments by primary risk exposure on the Statements of Operations for the year ended June 30, 2019:

The Effect of Derivative Investments on the Statements of Operations

for the Year Ended June 30, 2019

			Change in
			Unrealized
		Realized Gain	Appreciation
		(Loss)	(Depreciation)
	Derivatives not accounted for as hedging	on	on
Fund	instruments under ASC 815	Derivatives	Derivatives
Credit Opportunities Fund	Purchased Options - Equity Contracts*	$(73,508)	$(48,576)
	Written Options - Equity Contracts**	40,637	1,416
	Credit Default Swap - Credit Contracts***	10,278	—

* Statements of Operations Location: Net realized gains (losses) on investments and Net change in unrealized appreciation (depreciation) on investments.

** Statements of Operations Location: Net realized gains on written options and Net change in unrealized appreciation (depreciation) on written options.

*** Statements of Operations Location: Net realized gains on swap agreements.

For the year ended June 30, 2019, the average quarterly balances of outstanding derivative financial instruments were as follows:

		Credit
	Balanced	Opportunities
	Fund	Fund
Equity contracts:
Purchased Options - Cost	$—	$37,777
Written Options - Premiums received	—	8,290
Credit contracts:
Credit Default Swaps - Notional value*	—	—
Interest rate contracts:
Futures Contracts - Notional value	3,132,857	—

* The balance at each quarter end was zero.

Portfolio securities loaned — The Funds may lend their portfolio securities. Lending portfolio securities exposes the Funds to the risk that the borrower may fail to return the loaned securities or may not be able to provide additional collateral or that the Funds may experience delays in recovery of the loaned securities or loss of rights in the collateral if the borrower fails financially. To minimize these risks, the borrower must agree to maintain cash collateral with the Funds’ custodian. The loaned securities are secured by collateral valued at least equal, at all times, to the market value of the loaned securities plus accrued interest, if any. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The cash collateral is reinvested by the Funds’ custodian into an approved short-term investment vehicle. The approved short-term investment vehicle is subject to market risk.

As of June 30, 2019, the following Funds loaned securities and received collateral as follows:

		Market	Market
		Value of	Value of
		Securities	Collateral	Net
Fund	Security Type	Loaned*	Received**	Amount***
Credit Opportunities Fund	Corporate Bonds	$1,346,199	$1,399,650	$53,451
International Equity Fund	Common Stocks	109,109	114,450	5,341

Notes to Financial Statements (Continued)

		Market	Market
		Value of	Value of
		Securities	Collateral	Net
Fund	Security Type	Loaned*	Received**	Amount***
International Growth Opportunities Fund	Common Stocks	$390,644	$411,312	$20,668
International Small Cap Fund	Common Stocks	12,229,101	12,761,400	532,299
Small Company Fund	Common Stocks	12,870,562	12,979,203	108,641

* The remaining contractual maturity is overnight for all securities.

** Gross amount of recognized liabilities for securities lending included in the Statements of Assets and Liabilities.

*** Net amount represents the net amount payable due to the borrower in the event of default.

All cash collateral is received, held, and administered by the Funds’ custodian for the benefit of the lending Fund in its custody account or other account established for the purpose of holding collateral in cash equivalents.

Funds participating in securities lending receive compensation in the form of fees. Securities lending income is derived from lending long securities from the Funds to creditworthy approved borrowers at rates that are determined based on trading volumes, float, short-term interest rates and market liquidity and is shown net of fees on the Statements of Operations. When a Fund lends securities, it retains the interest or dividends on the investment of any cash received as collateral, and the Fund continues to receive interest or dividends on the loaned securities.

Unrealized gain or loss on the market value of the loaned securities that may occur during the term of the loan is recognized by the Fund. The Fund has the right under the lending agreement to recover any loaned securities from the borrower on demand.

When-issued or delayed delivery transactions — Each Fund may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, the Fund will set aside liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining NAV. The Fund may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Fund has sold a security on a delayed delivery basis, the Fund does not participate in future gains and losses with respect to the security.

Share valuation — The NAV per share of each class of shares of each Fund is calculated daily by dividing the total value of a Fund’s assets attributable to that class, less liabilities attributable to that class, by the number of outstanding shares of that class.

Effective August 17, 2018, the maximum offering price per share of Class A shares of the equity funds (all of the Funds except the Ohio Tax-Free Bond Fund) is equal to the NAV per share plus a sales load equal to 5.26% of the NAV (or 5.00% of the offering price). The maximum offering price per share of Class A shares of the fixed income fund (the Ohio Tax-Free Bond Fund) is equal to the NAV per share plus a sales load equal to 2.04% of the NAV (or 2.00% of the offering price). Prior to August 17, 2018 the maximum offering price per share of Class A shares of the equity funds was equal to the NAV per share plus a sales load equal to 6.10% of the NAV (or 5.75% of the offering price). The maximum offering price per share of Class A shares of the Ohio Tax-Free Bond Fund was equal to the NAV per share plus a sales load equal to 4.99% of the NAV (or 4.75% of the offering price).There is no sales load on fund purchases of Class A shares when aggregate purchases

Notes to Financial Statements (Continued)

in all Touchstone funds equal the maximum breakpoint which is at least $1 million for equity funds or $500,000 for fixed income funds. The maximum offering price per share of Classes C, Y, Institutional Class and R6 shares of the Funds is equal to the NAV per share.

The redemption price per share of each class of shares of the Funds is generally equal to the NAV per share. However, Class A redemptions that were part of a no-load purchase due to the aggregate purchase amount in all Touchstone Funds equaling at least the maximum breakpoint where a Finder’s Fee was paid may be subject to a contingent deferred sales charge (“CDSC”) of up to 1.00% or 0.50% for equity or fixed income funds, respectively, if redeemed within a one-year period from the date of purchase. Additionally, purchases of Class C shares of the Funds may be subject to a CDSC of 1.00% if redeemed within a one-year period from the date of purchase. The CDSC will be assessed on an amount equal to the lesser of (1) the NAV at the time of purchase of the shares being redeemed or (2) the NAV of such shares being redeemed.

Investment income — Dividend income from securities is recognized on the ex-dividend date, net of foreign withholding taxes, if any, which are reduced by any amounts reclaimable by the Funds, where applicable. Interest income from securities is recorded on the basis of interest accrued, premium amortized and discount accreted. Realized gains and losses resulting from principal paydowns on mortgage-backed and asset-backed securities are included in interest income. Market discounts, original issue discounts and market premiums on debt securities are accreted/amortized to interest income over the life of the security or to the appropriate call date, as applicable, with a corresponding adjustment in the cost basis of that security. In addition, it is the Funds’ policy to accrue for foreign capital gains taxes, if applicable, on certain foreign securities held by the Funds. An estimated foreign capital gains tax is recorded daily on net unrealized gains on these securities and is payable upon the sale of such securities when a gain is realized.

Distributions to shareholders — Each Fund intends to distribute to its shareholders substantially all of its income and capital gains. Each Fund, except the Balanced Fund, Credit Opportunities Fund, Ohio Tax-Free Bond Fund and the Value Fund, declares and distributes net investment income, if any, annually, as a dividend to shareholders. The Balanced Fund, Credit Opportunities Fund and Value Fund declare and distribute net investment income, if any, quarterly as a dividend to shareholders. The Ohio Tax-Free Bond Fund declares distributions from net investment income on a daily basis and distributes as a dividend to shareholders on a monthly basis. Each Fund makes distributions of capital gains, if any, at least annually, net of applicable capital loss carryforwards. Income distributions and capital gain distributions are determined in accordance with income tax regulations. Recognition of the Funds’ net investment income from investments in underlying funds is affected by the timing of dividend declarations by the underlying funds.

Allocations — Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation for a Fund are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. Class-specific expenses are charged directly to the class incurring the expense. Common expenses, which are not attributable to a specific class, are allocated daily to each class of shares based upon their proportionate share of total net assets of the Fund. Expenses not directly billed to a Fund are allocated proportionally among all Funds in the Trust, and, if applicable, Touchstone Funds Group Trust, Touchstone Institutional Funds Trust, and Touchstone Variable Series Trust (collectively with the Trust, “Touchstone Fund Complex”), daily in relation to net assets of each Fund or another reasonable measure.

Security transactions — Security transactions are reflected for financial reporting purposes as of the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified cost basis.

Estimates —The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Notes to Financial Statements (Continued)

3. Investment Transactions

Investment transactions (excluding short-term investments and U.S. Government securities) were as follows for the year ended June 30, 2019:

				International
		Credit	International	Growth
	Balanced	Opportunities	Equity	Opportunities
	Fund	Fund	Fund	Fund
Purchases of investment securities	$39,039,261	$55,671,178	$65,636,034	$39,045,556
Proceeds from sales and maturities	$43,360,005	$49,034,825	$89,215,285	$36,804,958

				Large
	International	Large Cap		Company
	Small Cap	Focused	Large Cap	Growth
	Fund	Fund*	Fund**	Fund
Purchases of investment securities	$216,820,554	$255,010,425	$61,203,241	$90,567,787
Proceeds from sales and maturities	$294,780,575	$380,661,929	$127,565,316	$131,214,044

	Ohio
	Tax-Free	Small
	Bond	Company	Value
	Fund	Fund***, ****	Fund*****
Purchases of investment securities	$25,560,455	$1,062,947,431	$124,519,601
Proceeds from sales and maturities	$25,290,660	$1,285,031,752	$132,227,100

*Large Cap Focused Fund had redemptions-in-kind which resulted in redemptions out of the Fund of $75,878,981 and is excluded from the proceeds from sales and maturities. The redemptions were comprised of securities and cash in the amount of $65,726,118 and $10,152,863, respectively.

**Large Cap Fund had redemptions-in-kind which resulted in redemptions out of the Fund of $41,132,098 and is excluded from the proceeds from sales and maturities. The redemptions were comprised of securities and cash in the amount of $39,892,784 and $1,239,314, respectively.

***The costs of purchases and proceeds from sales on the Small Company Fund excludes the purchases and sales of the Small Cap Growth Fund (see Note 9). If these transactions were included, purchases and sales would have been higher.

****Small Company Fund had redemptions-in-kind which resulted in redemptions out of the Fund of $4,650,137 and is excluded from the proceeds from sales and maturities. The redemptions were comprised of securities and cash in the amount of $2,695,518 and $1,954,619, respectively.

*****Value Fund had redemptions-in-kind which resulted in redemptions out of the Fund of $65,223,894 and is excluded from the proceeds from sales and maturities. The redemptions were comprised of securities and cash in the amount of $63,282,300 and $1,941,594, respectively.

For the year ended June 30, 2019, purchases and proceeds from sales and maturities in U.S. Government Securities were $218,155,594 and $212,688,267, respectively, for the Balanced Fund. There were no purchases or proceeds from sales and maturities of U.S. Government securities by the other Funds for the year ended June 30, 2019.

4. Transactions with Affiliates and Other Related Parties

Certain officers of the Trust are also officers of Touchstone Advisors, Inc. (the “Advisor”),Touchstone Securities, Inc. (the “Underwriter”), or The Bank of New York Mellon, the Sub-Administrator to the Funds, and BNY Mellon Investment Servicing (U.S.) Inc., the Transfer Agent to the Funds (collectively referenced to herein as “BNY Mellon”). Such officers receive no compensation from the Trust. The Advisor and the Underwriter are each wholly-owned subsidiaries of Western & Southern Financial Group, Inc. (“Western & Southern”).

On behalf of the Funds, the Advisor pays each Independent Trustee a quarterly retainer plus additional retainers to the Lead Independent Trustee and the chairs of each standing committee. Interested Trustees do not receive compensation from the Funds. Each Independent Trustee also receives compensation for each Board meeting and committee meeting attended. Each standing committee chair receives additional compensation for each committee meeting that he or she oversees. The Advisor is reimbursed by the Funds for the Independent Trustees’

Notes to Financial Statements (Continued)

compensation and out-of-pocket expenses relating to their services. The Funds accrued Trustee-related expenses of $174,745 for the year ended June 30, 2019.

MANAGEMENT& EXPENSE LIMITATION AGREEMENTS

The Advisor provides general investment supervisory services for the Funds, under the terms of an advisory agreement (the “Advisory Agreement”). Under the Advisory Agreement, each Fund pays the Advisor a fee, which is computed and accrued daily and paid monthly, at an annual rate based on average daily net assets of each Fund as shown in the table below.

Balanced Fund	0.55% on the first $200 million
0.50% on the next $200 million
0.45% on the next $600 million
0.40% on the next $1 billion
0.35% on such assets over $2 billion
Credit Opportunities Fund*	0.60%
International Equity Fund	0.70% on the first $500 million
0.65% on the next $300 million
0.60% on the next $200 million
0.50% on the next $1 billion
0.40% on such assets over $2 billion
International Growth Opportunities Fund	0.80%
International Small Cap Fund	0.95% on the first $300 million
0.90% on the next $200 million
0.85% on the next $250 million
0.80% on the next $250 million
0.75% on the next $500 million
0.70% on the next $500 million
0.65% on such assets over $2 billion
Large Cap Focused Fund	0.70% on the first $500 million
0.65% on the next $300 million
0.60% on the next $200 million
0.50% on the next $1 billion
0.40% on such assets over $2 billion
Large Cap Fund**	0.60% on the first $500 million
0.54% on the next $500 million
0.50% on such assets over $1 billion
Large Company Growth Fund	0.75% on the first $500 million
0.725% on the next $1.5 billion
0.70% on such assets over $2 billion
Ohio Tax-Free Bond Fund	0.50% on the first $100 million
0.45% on the next $100 million
0.40% on the next $100 million
0.375% on such assets over $300 million
Small Company Fund	0.70% on the first $500 million
0.65% on the next $300 million
0.60% on the next $200 million
0.50% on the next $1 billion
0.40% on such assets over $2 billion
Value Fund	0.65%

* Prior to March 1, 2019, the Fund paid 1.10%.

** Prior to June 1, 2019, the Fund paid 0.70% on the first $500 million, 0.64% on the next $500 million and 0.60% on such assets over $1 billion.

Notes to Financial Statements (Continued)

The Advisor has entered into investment sub-advisory agreements with the following parties (each, a “Sub-Advisor”):

Ares Capital Management II LLC	DSM Capital Partners LLC
Credit Opportunities Fund	International Growth Opportunities Fund
Large Company Growth Fund

Barrow, Hanley, Mewhinney & Strauss, LLC	The London Company
Value Fund	Large Cap Fund

Copper Rock Capital Partners LLC	Fort Washington Investment Advisors, Inc.*
International Small Cap Fund	Balanced Fund
International Equity Fund
Large Cap Focused Fund
Ohio Tax-Free Bond Fund
Small Company Fund

*Affiliate of the Advisor and wholly-owned subsidiary of Western & Southern.

The Advisor pays the sub-advisory fees to each Sub-Advisor from its advisory fee.

The Advisor entered into an expense limitation agreement (the “Expense Limitation Agreement”) to contractually limit the annual operating expenses of the Funds, excluding: dividend and interest expenses relating to short sales; interest; taxes; brokerage commissions and other transaction costs; portfolio transaction and investment related expenses, including expenses associated with the Funds’ liquidity providers; other expenditures which are capitalized in accordance with U.S. GAAP; the cost of “Acquired Fund Fees and Expenses”, if any; and other extraordinary expenses not incurred in the ordinary course of business. The maximum annual operating expense limit in any year with respect to the Funds is based on a percentage of the average daily net assets of the Funds. The Advisor has agreed to waive a portion of its fees, and to reimburse certain fund expenses in order to maintain the following expense limitations for the Funds:

				Institutional
	Class A	Class C	Class Y	Class	Class R6
Balanced Fund	1.01%	1.78%	0.81%	—	—
Credit Opportunities Fund*	1.08%	1.83%	0.83%	0.73%	—
International Equity Fund	1.36%	2.49%	0.99%	0.89%	—
International Growth Opportunities Fund	1.24%	1.99%	0.99%	0.89%	—
International Small Cap Fund	1.55%	2.30%	1.30%	1.18%	—
Large Cap Focused Fund	1.00%	1.79%	0.72%	0.65%	—
Large Cap Fund**	1.03%	1.78%	0.78%	0.68%	—
Large Company Growth Fund	1.23%	1.98%	0.98%	0.88%	—
Ohio Tax-Free Bond Fund	0.85%	1.60%	0.60%	0.55%	—
Small Company Fund	1.22%	1.95%	0.89%	0.79%	0.73%
Value Fund	1.08%	1.83%	0.83%	0.68%	—

*Prior to March 1, 2019, the expense limitations for Classes A, C, Y and Institutional Class shares were 1.69%, 2.44%, 1.44% and 1.34%, respectively.

**Prior to June 1, 2019, the expense limitations for Classes A, C, Y and Institutional Class shares were 1.12%, 1.87%, 0.87% and 0.77%, respectively.

These expense limitations will remain in effect for all Funds through at least October 29, 2019, except for Credit Opportunities Fund and Large Cap Fund. The expense limitation for Credit Opportunities Fund will remain in effect through at least February 29, 2020. The expense limitation for Large Cap Fund will remain in effect through at least May 30, 2020. The expense limitation agreement can be terminated by a vote of the Funds’ Board if it deems the termination to be beneficial to the Funds’ shareholders.

Notes to Financial Statements (Continued)

During the year ended June 30, 2019, the Advisor or its affiliates waived investment advisory fees, administration fees or other operating expenses, including distribution fees, of the Funds as follows:

	Investment
	Advisory		Other Operating
	Fees	Administration	Expenses
Fund	Waived	Fees Waived	Waived	Total
Balanced Fund	$—	$—	$261,732	$261,732
Credit Opportunities Fund	59,280	77,626	36,344	173,250
International Equity Fund	—	120,516	37,851	158,367
International Growth Opportunities Fund	75,351	52,255	62,196	189,802
International Small Cap Fund	—	37,885	133,565	171,450
Large Cap Focused Fund	—	1,939,759	261,688	2,201,447
Large Cap Fund	—	402,323	57,459	459,782
Large Company Growth Fund	—	116,598	151,234	267,832
Ohio Tax-Free Bond Fund	59,529	69,039	35,349	163,917
Small Company Fund	—	958,355	50,119	1,008,474
Value Fund	12,270	497,474	157,396	667,140

Under the terms of the Expense Limitation Agreement, the Advisor is entitled to recover, subject to approval by the Funds’ Board, such amounts waived or reimbursed for a period of up to three years from the date on which the Advisor reduced its compensation or assumed expenses for the Funds. The Fund will make repayments to the Advisor only if such repayment does not cause the Fund’s operating expenses (after the repayment is taken into account) to exceed the Fund’s expense limit in place when such amounts were waived or reimbursed by the Advisor and the Fund’s current expense limitation.

As of June 30, 2019, the Advisor may seek recoupment of previously waived fees and reimbursed expenses as follows:

	Expires	Expires	Expires	Expires
	on or	on or	on or	on or
	before	before	before	before
	June 30,	November 30,	June 30,	June 30,
Fund	2020	2020	2021	2022	Total
Balanced Fund	$—	$3,422	$16,819	$36,339	$56,580
Credit Opportunities Fund	110,236	—	112,035	172,127	394,398
International Equity Fund	—	33,634	98,681	158,366	290,681
International Growth Opportunities Fund	105,564	—	106,252	185,823	397,639
International Small Cap Fund	109,847	—	72,874	142,116	324,837
Large Cap Focused Fund	—	90,753	1,304,229	2,201,447	3,596,429
Large Cap Fund	464,555	—	449,854	440,511	1,354,920
Large Company Growth Fund	193,888	—	249,815	259,049	702,752
Ohio Tax-Free Bond Fund	133,855	—	129,632	143,581	407,068
Small Company Fund	—	29,439	596,684	1,008,474	1,634,597
Value Fund	620,025	—	680,915	645,575	1,946,515

The Advisor did not recoup any amounts it previously waived or reimbursed during the year ended June 30, 2019.

ADMINISTRATION AGREEMENT

The Advisor entered into an Administration Agreement with the Trust, whereby the Advisor is responsible for: supplying executive and regulatory compliance services; supervising the preparation of tax returns; coordinating the preparation of reports to shareholders and reports to and filings with the SEC and state securities authorities,

Notes to Financial Statements (Continued)

as well as materials for meetings of the Board; calculating the daily NAV per share; and maintaining the financial books and records of each Fund.

For its services, the Advisor’s annual administrative fee is:

0.145% on the first $20 billion of the aggregate average daily net assets;

0.11% on the next $10 billion of aggregate average daily net assets;

0.09% on the next $10 billion of aggregate average daily net assets; and

0.07% on the aggregate average daily net assets over $40 billion.

The fee is computed and allocated among the Touchstone Fund Complex (excluding Touchstone Institutional Funds Trust) on the basis of relative daily net assets.

The Advisor has engaged BNY Mellon as the Sub-Administrator to the Trust. BNY Mellon provides administrative and accounting services to the Trust and is compensated directly by the Advisor, not the Trust.

TRANSFER AGENT AGREEMENT

Under the terms of the Transfer Agent Agreement between the Trust and BNY Mellon, BNY Mellon maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of each Fund’s shares, acts as dividend and distribution disbursing agent, and performs other shareholder service functions. For these services, BNY Mellon receives a monthly fee from each Fund. In addition, each Fund pays out-of-pocket expenses incurred by BNY Mellon, including, but not limited to, postage and supplies.

The Funds may reimburse the Advisor for fees paid to intermediaries such as banks, broker-dealers, financial advisors or other financial institutions for sub-transfer agency, sub-administration and other services provided to investors whose shares of record are held in omnibus, other group accounts, retirement plans or accounts traded through registered securities clearing agents. These fees may vary based on, for example, the nature of services provided, but generally range up to 0.15% of the assets of the class serviced or maintained by the intermediary or up to $22 per sub-account maintained by the intermediary.

PLANS OF DISTRIBUTION AND SHAREHOLDER SERVICING FEE ARRANGEMENTS

The Trust has adopted distribution plans pursuant to Rule 12b-1 under the 1940 Act for each class of shares it offers that is subject to 12b-1 distribution fees. The plans allow each Fund to pay distribution and other fees for the sale and distribution of its shares and for services provided to shareholders. The fees charged to the Funds are limited to the actual expenses incurred. Under the Class A plan, each Fund offering Class A shares pays an annual fee not to exceed 0.25% of average daily net assets that are attributable to Class A shares. Under the Class C plan, each Fund offering Class C shares pays an annual fee not to exceed 1.00% of average daily net assets that are attributable to Class C shares (of which up to 0.75% is a distribution fee and up to 0.25% is a shareholder servicing fee).

UNDERWRITING AGREEMENT

The Underwriter is the Funds’ principal underwriter and, as such, acts as exclusive agent for distribution of the Funds’ shares. Under the terms of the Underwriting Agreement between the Trust and the Underwriter, the Underwriter earned underwriting and broker commissions on the sale of Class A shares of the Funds. W&S Brokerage Services, Inc., an affiliate of the Underwriter and the Advisor, also earned broker commissions on the sale of Class A shares of the Funds. Listed below are the total underwriting and broker commissions earned by the Underwriter and its affiliate during the year ended June 30, 2019:

Notes to Financial Statements (Continued)

Fund	Amount
Balanced Fund	$16,793
Credit Opportunities Fund	129
International Equity Fund	5,107
International Growth Opportunities Fund	246
International Small Cap Fund	433
Large Cap Focused Fund	15,671
Large Cap Fund	675
Large Company Growth Fund	585
Ohio Tax-Free Bond Fund	2,422
Small Company Fund	18,458
Value Fund	2,275

In addition, the Underwriter collected CDSC on the redemption of Class A and Class C shares of the Funds listed below during the year ended June 30, 2019:

Fund	Class A	Class C
Balanced Fund	$—	$898
International Equity Fund	9	56
International Small Cap Fund	—	40
Large Cap Focused Fund	53	276
Large Cap Fund	—	158
Small Company Fund	46	393

INTERFUND TRANSACTIONS

Pursuant to Rule 17a-7 under the 1940 act, the Funds may engage in purchase and sale transactions with funds that have a common investment advisor (or affiliated investment advisors), common Trustees and/or common Officers. During the year ended June 30, 2019, the Credit Opportunities Fund had purchases under Rule 17a-7 of $587,363.

5. Liquidity

ReFlow Fund LLC — The Funds may participate in the ReFlow Fund LLC liquidity program (“ReFlow”), which is designed to provide an alternative liquidity source for funds experiencing redemptions. In order to pay cash to shareholders who redeem their shares on a given day, a fund typically must hold cash in its portfolio, liquidate portfolio securities, or borrow money. ReFlow provides participating funds with another source of cash by standing ready to purchase shares from a fund up to the amount of the fund’s net redemptions on a given day, cumulatively limited to 3% of the outstanding voting shares of a Fund. ReFlow then generally redeems those shares (in cash or in-kind) when the Fund experiences net sales, at the end of a maximum holding period determined by ReFlow, or at other times at ReFlow’s discretion. In return for this service, the Fund will pay a fee to ReFlow at a rate determined by a daily auction with other participating mutual funds. The resulting fee is included in Other expenses on the Statements of Operations.

During the year ended June 30, 2019, the following Funds utilized ReFlow. The shares ReFlow subscribed to and redemptions-in-kind were as follows:

	Shares ReFlow
Fund	Subscribed to	Redemptions-in-kind
Large Cap Focused Fund	1,866,600	$65,726,118
Small Company Fund	729,142	2,695,518

Interfund Lending — Pursuant to an Exemptive Order issued by the SEC on March 28, 2017, the Funds, along with certain other funds in the Touchstone Fund Complex, may participate in an interfund lending program. The interfund lending program provides an alternate credit facility that allows the Funds to lend to

Notes to Financial Statements (Continued)

or borrow from other participating funds in the Touchstone Fund Complex, subject to the conditions of the Exemptive Order. The Funds may not borrow under the facility for leverage purposes and the loans’ duration may be no more than 7 days.

During the year ended June 30, 2019, the following Funds participated as a lender in the interfund lending program. The daily average amount loaned, weighted average interest rate and interest income were as follows:

	Daily Average	Weighted Average
	Amount	Interest	Interest
Fund	Loaned	Rate	Income*
Large Cap Focused Fund	$28,765	2.33%	$680
Small Company Fund	1,085,633	2.13%	23,274

*Included in Interest in the Statements of Operations.

During the year ended June 30, 2019, the following Funds participated as a borrower in the interfund lending program. The daily average amount borrowed, weighted average interest rate and interest expense were as follows:

	Daily Average	Weighted Average
	Amount	Interest	Interest
Fund	Borrowed	Rate	Expense*
Balanced Fund	$6,961	2.96%	$209
International Growth Opportunities Fund	5,832	3.02%	179
International Small Cap Fund	287,818	2.29%	6,585
Large Cap Focused Fund	34,138	2.14%	741
Large Cap Fund	150,531	2.26%	3,374
Large Company Growth Fund	198,561	2.14%	4,224

*Included in Other expenses in the Statements of Operations.

6. Federal Tax Information

Federal Income Tax — It is each Fund’s policy to continue to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its investment company taxable income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. It is each Fund’s policy to distribute all of its taxable and tax-exempt income and accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund’s intention to declare and pay as dividends in each calendar year at least 98% of its investment company taxable income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ending October 31) plus undistributed amounts from prior years.

The tax character of distributions paid is as follows:

	Balanced Fund			Credit Opportunities Fund
		Seven
	Year Ended	Months Ended	Year Ended	Year Ended	Year Ended
	June 30,	June 30,	November 30,	June 30,	June 30,
	2019	2018	2017	2019	2018
From ordinary income	$5,073,305	$2,415,681	$3,724,887	$3,271,569	$3,211,801
From long-term capital gains	15,844,335	15,494,463	2,124,199	307,535	926,076
Total Distributions	$20,917,640	$17,910,144	$5,849,086	$3,579,104	$4,137,877

Notes to Financial Statements (Continued)

	International Equity Fund			International Growth Opportunities Fund
		Seven
	Year Ended	Months Ended	Year Ended	Year Ended	Year Ended
	June 30,	June 30,	November 30,	June 30,	June 30,
	2019	2018	2017	2019	2018
From ordinary income	$2,842,238	$2,308,837	$1,250,578	$425,814	$372,285
From long-term capital gains	17,560,388	7,102,450	—	4,272,059	149,175
Total Distributions	$20,402,626	$9,411,287	$1,250,578	$4,697,873	$521,460

	International Small Cap Fund			Large Cap Focused Fund
				Seven
	Year Ended	Year Ended	Year Ended	Months Ended	Year Ended
	June 30,	June 30,	June 30,	June 30,	November 30,
	2019	2018	2019	2018	2017
From ordinary income	$3,700,412	$7,979,769	$22,680,841	$4,002,079	$24,480,711
From long-term capital gains	16,613,583	1,865,799	152,239,077	265,660,471	115,781,936
Total Distributions	$20,313,995	$9,845,568	$174,919,918	$269,662,550	$140,262,647

	Large Cap Fund		Large Company Growth Fund		Ohio Tax-Free Bond Fund
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30,	June 30,	June 30,	June 30,	June 30,	June 30,
	2019	2018	2019	2018	2019	2018
From ordinary income	$2,699,506	$2,347,689	$716,305	$1,615,959	$615	$640
From tax-exempt income	—	—	—	—	1,353,201	1,338,760
From long-term capital gains	—	—	12,955,949	4,705,569	—	—
Total Distributions	$2,699,506	$2,347,689	$13,672,254	$6,321,528	$1,353,816	$1,339,400

	Small Company Fund			Value Fund
		Seven
	Year Ended	Months Ended	Year Ended	Year Ended	Year Ended
	June 30,	June 30,	November 30,	June 30,	June 30,
	2019	2018	2017	2019	2018
From ordinary income	$34,623,870	$19,425,568	$—	$9,739,930	$7,015,940
From long-term capital gains	110,406,903	85,276,646	89,216,186	31,961,207	27,716,248
Total Distributions	$145,030,773	$104,702,214	$89,216,186	$41,701,137	$34,732,188

Notes to Financial Statements (Continued)

The following information is computed on a tax basis for each item as of June 30, 2019:

				International
		Credit	International	Growth
	Balanced	Opportunities	Equity	Opportunities
	Fund	Fund	Fund	Fund
Tax cost of portfolio investments	$200,302,078	$60,699,721	$146,263,986	$28,103,102
Gross unrealized appreciation on investments	140,283,325	1,714,536	36,729,656	7,859,495
Gross unrealized depreciation on investments	(2,217,217)	(1,485,433)	(28,344,908)	(804,447)
Net unrealized appreciation (depreciation) on investments	138,066,108	229,103	8,384,748	7,055,048
Gross unrealized appreciation on foreign currency transactions, securities sold short, deferred capital gains tax and derivatives	—	2,774	838	204
Gross unrealized depreciation on foreign currency transactions, securities sold short, deferred capital gains tax and derivatives	—	(10,729)	—	—
Net unrealized appreciation (depreciation) on foreign currency transactions, securities sold short, deferred capital gains tax and derivatives	—	(7,955)	838	204
Other temporary differences	—	—	—	—
Undistributed ordinary income	929,717	218,735	1,116,936	2,970
Qualified late-year losses	—	—	(264,009)	—
Capital Loss Carryforwards	—	—	—	(4,717,545)
Undistributed long-term capital gains	470,741	158,624	4,978	—
Distributable earnings (deficit)	$139,466,566	$598,507	$9,243,491	$2,340,677

		Large		Large
	International	Cap	Large	Company
	Small Cap	Focused	Cap	Growth
	Fund	Fund	Fund	Fund
Tax cost of portfolio investments	$192,380,614	$848,766,919	$222,220,904	$129,330,942
Gross unrealized appreciation on investments	33,104,569	914,336,883	70,503,267	97,512,614
Gross unrealized depreciation on investments	(10,122,767)	(30,020,849)	(8,488,182)	(1,542,861)
Net unrealized appreciation (depreciation) on investments	22,981,802	884,316,034	62,015,085	95,969,753
Net unrealized appreciation on foreign currency transactions	745	—	—	—
Undistributed ordinary income	—	7,230,685	1,775,246	—
Qualified late-year losses	—	—	—	(296,089)
Capital Loss Carryforwards	(12,449,455)	—	—	—
Undistributed long-term capital gains	—	51,515,830	15,510,765	12,954,030
Distributable earnings (deficit)	$10,533,092	$943,062,549	$79,301,096	$108,627,694

Notes to Financial Statements (Continued)

	Ohio
	Tax- Free	Small
	Bond	Company	Value
	Fund	Fund	Fund
Tax cost of portfolio investments	$44,363,092	$924,181,729	$282,186,973
Gross unrealized appreciation on investments	2,815,652	216,552,683	74,006,282
Gross unrealized depreciation on investments	(123)	(34,192,392)	(18,968,107)
Net unrealized appreciation (depreciation) on investments	2,815,529	182,360,291	55,038,175
Qualified late-year losses	—	(27,552,310)	(134,241)
Other temporary differences	(24,497)	—	—
Undistributed ordinary income	—	—	—
Undistributed tax-exempt income	6,471	—	—
Undistributed long-term capital gains	27,980	56,602,588	15,928,852
Distributable earnings (deficit)	$2,825,483	$211,410,569	$70,832,786

The difference between the tax cost of portfolio investments and the financial statement cost is primarily due to wash sale loss deferrals, investments in passive foreign investment company (“PFIC”) adjustments, basis adjustments on securities no longer treated as PFICs and nontaxable distribution basis outstanding.

As of June 30, 2019, the Funds had the following capital loss carryforwards for federal income tax purposes:

	No	No
	Expiration	Expiration
	Short Term	Long Term	Total
International Growth Opportunities Fund	$4,510,886	$206,659	$4,717,545
International Small Cap Fund	12,449,455	—	12,449,455

The capital loss carryforwards may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

During the year ended June 30, 2019, the following Funds utilized capital loss carryforwards:

Funds	Utilized
Large Cap Fund	$13,791,146

Under current laws, certain capital losses realized after October 31 and ordinary losses realized after December 31 may be deferred (and certain ordinary losses after October and/or December 31 may be deferred) and treated as occurring on the first day of the following fiscal year. For the year ended June 30, 2019, the Funds elected to the following losses:

	Realized	Ordinary
Fund	Capital Losses	Losses	Total
International Equity Fund	$264,009	$—	$264,009
Large Company Growth Fund	—	296,089	296,089
Small Company Fund	26,875,724	676,586	27,552,310
Value Fund	134,241	—	134,241

The Funds have analyzed their tax positions taken or to be taken on federal income tax returns for all open tax years (tax years ended June 30, 2016 through 2019) and have concluded that no provision for income tax is required in their financial statements.

Certain reclassifications, the result of permanent differences between financial statement and income tax reporting requirements, have been made to the components of capital. These reclassifications have no impact on the net assets or NAV per share of the Funds. The following reclassifications, which are primarily attributed to the tax

Notes to Financial Statements (Continued)

treatment of short-term capital gains netted against net operating loss and deemed distributions on shareholder redemptions, have been made to the following Funds for the year ended June 30, 2019:

	Paid-In	Distributable
Fund	Capital	Earnings
International Small Cap Fund	$(250,682)	$250,682
Large Cap Fund	11,821,539	(11,821,539)
Large Cap Focused Fund	72,531,482	(72,531,482)
Large Company Growth Fund	(256,315)	256,315
Small Company Fund	192,234	(192,234)
Value Fund	22,323,067	(22,323,067)

7. Commitments and Contingencies

The Funds indemnify theTrust’s officers andTrustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds.

8. Principal Risks

Risks Associated with Foreign Investments — Some of the Funds may invest in the securities of foreign issuers. Investing in securities issued by companies whose principal business activities are outside the U.S. may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitations on the removal of funds or other assets of a Fund, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the U.S., and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers, and issuers than in the U.S.

Risks Associated with Sector Concentration — Certain Funds may invest a high percentage of their assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, these Funds may be more susceptible to economic, political, and regulatory developments in a particular sector of the market, positive or negative, and may experience increased volatility on the Funds’ NAVs and magnified effect on the total return.

Risks Associated with Credit — An issuer may be unable to make timely payments of either principal or interest. This may cause the issuer’s securities to decline in value. Credit risk is particularly relevant to those Funds that invest a significant amount of their assets in junk bonds or lower-rated securities.

Risks Associated with Interest Rate Changes — The price of debt securities is generally linked to the prevailing market interest rates. In general, when interest rates rise, the price of debt securities falls, and when interest rates fall, the price of debt securities rises. The price volatility of a debt security also depends on its maturity. Longer-term securities are generally more volatile, so the longer the average maturity or duration of these securities, the greater their price risk. Duration is a measure of the expected life, taking into account any prepayment or call features of the security, that is used to determine the price sensitivity of the security for a given change in

Notes to Financial Statements (Continued)

interest rates. Specifically, duration is the change in the value of a fixed-income security that will result from a 1% change in interest rates, and generally is stated in years. For example, as a general rule a 1% rise in interest rates means a 1% fall in value for every year of duration. Maturity, on the other hand, is the date on which a fixed-income security becomes due for payment of principal. The negative impact on fixed income securities if interest rates increase as a result could negatively impact a Fund’s NAV.

Risks Associated with Liquidity — Liquidity risk exists when particular investments are difficult to purchase or sell. This can reduce a Fund’s returns because a Fund may be unable to transact at advantageous times or prices, or at all.

Please see the Funds’ prospectus for a complete discussion of these and other risks.

9. Fund Reorganizations

Small Company Fund Reorganization:

The shareholders of the Touchstone Small Cap Growth Fund, a series of the Trust, approved an Agreement and Plan of Reorganization providing for the transfer of all assets and liabilities of the Touchstone Small Cap Growth Fund to the Touchstone Small Company Fund. The tax-free reorganization took place on September 21, 2018.

The following is a summary of shares outstanding, net assets, net asset value per share and unrealized appreciation immediately before and after the tax-free reorganization.

				After
	Before Reorganization			Reorganization
	Touchstone		Touchstone	Touchstone
	Small Cap		Small Company	Small Company
	Growth Fund		Fund	Fund
Class A
Shares	3,572,822	(A)	113,082,178	116,655,000
Net Assets	$21,326,954		$675,012,128	$696,339,082
Net Asset Value	$5.97	(A)	$5.97	$5.97
Class C
Shares	1,917,820	(B)	29,092,599	31,010,419
Net Assets	$6,665,795		$101,117,364	$107,783,159
Net Asset Value	$3.48	(B)	$3.48	$3.48
Class Y
Shares	11,284,528	(C)	65,216,246	76,500,774
Net Assets	$73,494,700		$424,748,096	$498,242,796
Net Asset Value	$6.51	(C)	$6.51	$6.51
Institutional Class
Shares	556,531	(D)	74,162	630,693
Net Assets	$3,625,412		$483,116	$4,108,528
Net Asset Value	$6.51	(D)	$6.51	$6.51
Class R6
Shares	—		13,592,489	13,592,489
Net Assets	$—		$82,888,657	$82,888,657
Net Asset Value	$—		$6.10	$6.10
Fund Total
Shares Outstanding	20,075,021		221,057,674	238,389,375
Net Assets	$105,112,861		$1,284,249,361	$1,389,362,222
Unrealized Appreciation (Depreciation)	$24,471,563		$345,400,026	$369,871,589

Notes to Financial Statements (Continued)

(A)       Reflects a 0.8051:1 stock split which occurred on the date of reorganization, September 21, 2018.

(B)       Reflects a 1.0348:1 reverse stock split which occurred on the date of reorganization, September 21, 2018.

(C)       Reflects a 0.8586:1 stock split which occurred on the date of reorganization, September 21, 2018.

(D)       Reflects a 0.8691:1 stock split which occurred on the date of reorganization, September 21, 2018.

Assuming the reorganization had been completed on July 1, 2018, the Small Company Fund’s results of operations for the year ended June 30, 2019 would have been as follows:

Net investment loss	$(2,507,344)
Net realized and unrealized gain (loss) on investments	$(10,037,911)
Net decrease in net assets resulting from operations	$(12,545,255)

Because the combined investment portfolios have been managed as a single portfolio since the reorganization was completed, it is not practical to separate the amounts of revenue and earnings to the Small Company Fund that have been included in its statement of operations since the reorganization.

Sentinel Reorganization:

The shareholders of the Sentinel Balanced Fund, Sentinel International Equity Fund, Sentinel Common Stock Fund and Sentinel Small Company Fund (the “Reorganizing Funds”), each a series of Sentinel Group Funds, Inc., approved an Agreement and Plan of Reorganization providing for the transfer of all assets and liabilities of each Reorganizing Fund to the corresponding Touchstone Fund as noted below. The Balanced Fund, International Equity Fund, Large Cap Focused Fund and Small Company Fund, each a new series of the Trust, assumed the financial and performance history of the Sentinel Balanced Fund, Sentinel International Equity Fund, Sentinel Common Stock Fund and Sentinel Small Company Fund, respectively. The tax-free reorganizations took place on October 27, 2017.

		Net	Shares
Reorganizing Funds	Touchstone Funds*	Assets	Outstanding
Sentinel Balanced Fund	Balanced Fund	$331,423,150	15,092,088
Sentinel International Equity Fund	International Equity Fund	203,883,053	10,805,595
Sentinel Common Stock Fund	Large Cap Focused Fund	1,895,170,925	40,069,142
Sentinel Small Company Fund	Small Company Fund	1,214,732,067	230,307,818

*Class A, Class C, and Class I shares of the Reorganizing Funds were exchanged for Class A, Class C and Class Y shares, respectively, of the corresponding Touchstone Fund. Class R6 shares of the Sentinel Common Stock Fund were exchanged for Institutional Class shares of the Large Cap Focused Fund. Class R6 shares of the Sentinel Small Company Fund were exchanged for Class R6 shares of the Small Company Fund. On October 30, 2017, the International Equity Fund and Small Company Fund began issuing Institutional Class shares.

10. Subsequent Events

Subsequent events occurring after the date of this report have been evaluated for potential impact to this report through the date the financial statements were issued.

At a meeting of the Board held on May 16, 2019, the Board approved the reorganization (“Reorganization”) of the Credit Opportunities Fund into the Touchstone Credit Opportunities II Fund, a series of the Touchstone Funds GroupTrust, subject to shareholder approval. The Reorganization, if approved by shareholders, is expected to be completed on or about September 6, 2019.

There were no other subsequent events that necessitated recognition or disclosure in the Funds’ financial statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders of Touchstone Balanced Fund, Touchstone Credit Opportunities Fund, Touchstone International Equity Fund, Touchstone International Growth Opportunities Fund, Touchstone International Small Cap Fund, Touchstone Large Cap Focused Fund, Touchstone Large Cap Fund, Touchstone Large Company Growth Fund, Touchstone Ohio Tax-Free Bond Fund, Touchstone Small Company Fund and Touchstone Value Fund and the Board of Trustees of Touchstone Strategic Trust.

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Touchstone Balanced Fund, Touchstone Credit Opportunities Fund, Touchstone International Equity Fund, Touchstone International Growth Opportunities Fund, Touchstone International Small Cap Fund, Touchstone Large Cap Focused Fund, Touchstone Large Cap Fund, Touchstone Large Company Growth Fund, Touchstone Ohio Tax-Free Bond Fund, Touchstone Small Company Fund and Touchstone Value Fund (collectively referred to as the “Funds”), (eleven of the funds constituting the Touchstone Strategic Trust (the “Trust”)), including the portfolios of investments, as of June 30, 2019, and the related statements of operations and changes in net assets, and the financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (eleven of the funds constituting Touchstone Strategic Trust) at June 30, 2019, and the results of their operations, changes in net assets and financial highlights for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.

Individual funds
constituting
Touchstone Strategic	Statement of	Statements of
Trust	operations	changes in net assets	Financial highlights
Touchstone Balanced Fund Touchstone International Equity Fund Touchstone Large Cap Focused Fund Touchstone Small Company Fund	For the year ended June 30, 2019	For the year ended June 30, 2019, the seven months ended June 30, 2018 and the year ended November 30, 2017

Touchstone Credit Opportunities Fund	For the year ended June 30, 2019	For each of the two years in the period ended June 30, 2019	For each of the three years in the period ended June 30, 2019 and the period from September 1, 2015 (commencement of operations) through June 30, 2016
Touchstone International Growth Opportunities Fund Touchstone Large Company Growth Fund	For the year ended June 30, 2019	For each of the two years in the period ended June 30, 2019	For each of the three years in the period ended June 30, 2019
Touchstone International Small Cap Fund Touchstone Ohio Tax-Free Bond Fund Touchstone Value Fund	For the year ended June 30, 2018	For each of the two years in the period ended June 30, 2018	For each of the five years in the period ended June 30, 2018
Touchstone Large Cap Fund	For the year ended June 30, 2018	For each of the two years in the period ended June 30, 2018	For each of the three years in the period ended June 30, 2018 and the period from July 10, 2014 (commencement of operations) through June 30, 2015

Report of Independent Registered Public Accounting Firm (continued)

The financial highlights for each of the three years in the period ended November 30, 2016 of Touchstone Balanced Fund, Touchstone International Equity Fund, Touchstone Large Cap Focused Fund and Touchstone Small Company Fund were audited by other auditors, whose report dated January 19, 2017 expressed an unqualified opinion on those financial highlights. The financial highlights for each of the two years in the period ended June 30, 2016 of Touchstone International Growth Opportunities Fund and Touchstone Large Company Growth Fund were audited by other auditors, whose report dated August 25, 2016 expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2019, by correspondence with the custodian, transfer agent, brokers and agent banks or by other appropriate auditing procedures where replies from brokers and agent banks were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Touchstone Investments’ investment companies since 1999.

Cincinnati, Ohio

August 23, 2019

151

Other Items (Unaudited)

Qualified Dividend Income

Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentages of ordinary dividends paid during the fiscal year ended June 30, 2019 are designated as “qualified dividend income,” as defined in the Act, and are subject to reduced tax rates in 2015. The Funds intend to pass through the maximum allowable percentage for Form 1099Div.

Balanced Fund	75.67%
International Equity Fund	100.00%
International Growth Opportunities Fund	32.28%
International Small Cap Fund	100.00%
Large Cap Fund	100.00%
Large Cap Focused Fund	78.41%
Large Company Growth Fund	100.00%
Small Company Fund	33.78%
Value Fund	100.00%

Dividend Received Deduction

For corporate shareholders, the following ordinary distributions paid during the current fiscal year ended June 30, 2019 qualify for the corporate dividends received deduction. The Funds intend to pass through the maximum allowable percentage.

Balanced Fund	72.49%
International Growth Opportunities Fund	5.68%
Large Cap Fund	100.00%
Large Cap Focused Fund	76.87%
Large Company Growth Fund	100.00%
Small Company Fund	33.10%
Value Fund	97.39%

For the fiscal year ended June 30, 2019, the Funds designated long-term capital gains as follows:

Balanced Fund	$15,844,335
Credit Opportunities Fund	$307,535
International Equity Fund	$17,560,388
International Growth Opportunities Fund	$4,272,059
International Small Cap Fund	$16,613,583
Large Cap Fund	$15,510,765
Large Cap Focused Fund	$194,807,693
Large Company Growth Fund	$16,674,631
Ohio Tax Free Bond Fund	$27,980
Small Company Fund	$134,267,837
Value Fund	$37,107,684

Of the dividends paid from net investment income during the most-recent fiscal year, 99.96% was designated as exempt interest dividends for federal income tax purposes for the Ohio Tax-Free Bond Fund.

Foreign Tax Income & Foreign Tax Credit

The International Equity Fund, International Growth Opportunities Fund, and International Small Cap Fund intend to pass through a foreign tax credit to the shareholders. For the fiscal year ended June 30, 2019, the total amount of foreign source income is $4,167,609 or $0.42 per share for the International Equity Fund, $344,602 or $0.21 per share for the International Growth Opportunities Fund, and $5,586,907 or $0.43 per share for the International Small Cap Fund. The total amount of foreign taxes to be paid is $270,980 or $0.27 per share per share for the International Equity Fund, $17,729 or $0.01 per share for the International Growth

152

Other Items (Unaudited) (Continued)

Opportunities Fund, and $397,983 or $0.03 per share for the International Small Cap Fund. Shareholder’s allocable share of the foreign tax credit will be reported on Form 1099 Div.

Proxy Voting Guidelines and Proxy Voting Records

The Sub-Advisors are responsible for exercising the voting rights associated with the securities purchased and held by the Funds. A description of the policies and procedures that the Sub-Advisors use in fulfilling this responsibility is available as an appendix to the most recent Statement of Additional Information, which can be obtained without charge by calling toll free 1.800.543.0407 or by visiting the Touchstone website at TouchstoneInvestments.com or on the Securities and Exchange Commission’s (the “Commission”) website sec.gov. Information regarding how those proxies were voted during the most recent twelve-month period ended June 30, which will be filed by August 31 of that year, is also available without charge by calling toll free 1.800.543.0407 or on the Commission’s website at sec.gov.

Quarterly Portfolio Disclosure

The Trust files a complete listing of portfolio holdings for each Fund as of the end of the first and third quarters of each fiscal year on Form N-PORT. The information will be publicly available 60 days after the end of the period. The complete listing of each Fund’s portfolio holdings is available on the Commission’s website and will be made available to shareholders upon request by calling 1.800.543.0407.

Schedule of Shareholder Expenses

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, such as sales charges (loads); and (2) ongoing costs, including investment advisory fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2019 through June 30, 2019).

Actual Expenses

The first line for each share class of a Fund in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six Months Ended June 30, 2019” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of a Fund in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class of a

153

Other Items (Unaudited) (Continued)

Fund in the table below is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

					Expenses
		Net Expense	Beginning	Ending	Paid During
		Ratio	Account	Account	the Six Months
		Annualized	Value	Value	Ended
		June 30,	January 1,	June 30,	June 30,
		2019	2019	2019	2019*
Touchstone Balanced Fund
Class A	Actual	1.01%	$1,000.00	$1,140.40	$5.36
Class A	Hypothetical	1.01%	$1,000.00	$1,019.79	$5.06

Class C	Actual	1.78%	$1,000.00	$1,135.80	$9.43
Class C	Hypothetical	1.78%	$1,000.00	$1,015.97	$8.90

Class Y	Actual	0.81%	$1,000.00	$1,140.90	$4.30
Class Y	Hypothetical	0.81%	$1,000.00	$1,020.78	$4.06

Touchstone Credit Opportunities Fund
Class A	Actual	1.33%	$1,000.00	$1,099.80	$6.92	**
Class A	Hypothetical	1.33%	$1,000.00	$1,018.20	$6.66	**

Class C	Actual	2.10%	$1,000.00	$1,095.70	$10.91	**
Class C	Hypothetical	2.10%	$1,000.00	$1,014.38	$10.49	**

Class Y	Actual	1.05%	$1,000.00	$1,101.00	$5.47	**
Class Y	Hypothetical	1.05%	$1,000.00	$1,019.59	$5.26	**

Institutional Class	Actual	1.02%	$1,000.00	$1,101.50	$5.31	**
Institutional Class	Hypothetical	1.02%	$1,000.00	$1,019.74	$5.11	**

Touchstone International Equity Fund
Class A	Actual	1.32%	$1,000.00	$1,117.10	$6.93
Class A	Hypothetical	1.32%	$1,000.00	$1,018.25	$6.61

Class C	Actual	2.54%	$1,000.00	$1,109.90	$13.29
Class C	Hypothetical	2.54%	$1,000.00	$1,012.20	$12.67

Class Y	Actual	0.99%	$1,000.00	$1,118.80	$5.20
Class Y	Hypothetical	0.99%	$1,000.00	$1,019.89	$4.96

Institutional Class	Actual	0.89%	$1,000.00	$1,119.00	$4.68
Institutional Class	Hypothetical	0.89%	$1,000.00	$1,020.38	$4.46

Touchstone International Growth Opportunities Fund
Class A	Actual	1.24%	$1,000.00	$1,236.40	$6.88
Class A	Hypothetical	1.24%	$1,000.00	$1,018.65	$6.21

Class C	Actual	1.99%	$1,000.00	$1,231.90	$11.01
Class C	Hypothetical	1.99%	$1,000.00	$1,014.93	$9.94

Class Y	Actual	0.99%	$1,000.00	$1,238.60	$5.49
Class Y	Hypothetical	0.99%	$1,000.00	$1,019.89	$4.96

Institutional Class	Actual	0.89%	$1,000.00	$1,238.30	$4.94
Institutional Class	Hypothetical	0.89%	$1,000.00	$1,020.38	$4.46

Touchstone International Small Cap Fund
Class A	Actual	1.55%	$1,000.00	$1,165.00	$8.32
Class A	Hypothetical	1.55%	$1,000.00	$1,017.11	$7.75

154

Other Items (Unaudited) (Continued)

					Expenses
		Net Expense	Beginning	Ending	Paid During
		Ratio	Account	Account	the Six Months
		Annualized	Value	Value	Ended
		June 30,	January 1,	June 30,	June 30,
		2019	2019	2019	2019*
Class C	Actual	2.30%	$1,000.00	$1,160.60	$12.32
Class C	Hypothetical	2.30%	$1,000.00	$1,013.39	$11.48

Class Y	Actual	1.30%	$1,000.00	$1,166.00	$6.98
Class Y	Hypothetical	1.30%	$1,000.00	$1,018.35	$6.51

Institutional Class	Actual	1.18%	$1,000.00	$1,166.70	$6.34
Institutional Class	Hypothetical	1.18%	$1,000.00	$1,018.94	$5.91

Touchstone Large Cap Focused Fund
Class A	Actual	0.98%	$1,000.00	$1,175.30	$5.29	***
Class A	Hypothetical	0.98%	$1,000.00	$1,019.93	$4.91	***

Class C	Actual	1.80%	$1,000.00	$1,170.60	$9.69	***
Class C	Hypothetical	1.80%	$1,000.00	$1,015.87	$9.00	***

Class Y	Actual	0.73%	$1,000.00	$1,176.90	$3.94	***
Class Y	Hypothetical	0.73%	$1,000.00	$1,021.17	$3.66	***

Institutional Class	Actual	0.66%	$1,000.00	$1,177.20	$3.56	***
Institutional Class	Hypothetical	0.66%	$1,000.00	$1,021.52	$3.31	***

Touchstone Large Cap Fund
Class A	Actual	1.10%	$1,000.00	$1,134.30	$5.82
Class A	Hypothetical	1.10%	$1,000.00	$1,019.34	$5.51

Class C	Actual	1.86%	$1,000.00	$1,129.70	$9.82
Class C	Hypothetical	1.86%	$1,000.00	$1,015.57	$9.30

Class Y	Actual	0.86%	$1,000.00	$1,135.70	$4.55
Class Y	Hypothetical	0.86%	$1,000.00	$1,020.53	$4.31

Institutional Class	Actual	0.76%	$1,000.00	$1,136.40	$4.03
Institutional Class	Hypothetical	0.76%	$1,000.00	$1,021.03	$3.81

Touchstone Large Company Growth Fund
Class A	Actual	1.23%	$1,000.00	$1,234.80	$6.82
Class A	Hypothetical	1.23%	$1,000.00	$1,018.70	$6.16

Class C	Actual	1.98%	$1,000.00	$1,230.20	$10.95
Class C	Hypothetical	1.98%	$1,000.00	$1,014.98	$9.89

Class Y	Actual	0.98%	$1,000.00	$1,236.10	$5.43
Class Y	Hypothetical	0.98%	$1,000.00	$1,019.93	$4.91

Institutional Class	Actual	0.88%	$1,000.00	$1,236.70	$4.88
Institutional Class	Hypothetical	0.88%	$1,000.00	$1,020.43	$4.41

Touchstone Ohio Tax-Free Bond Fund
Class A	Actual	0.85%	$1,000.00	$1,043.30	$4.31
Class A	Hypothetical	0.85%	$1,000.00	$1,020.58	$4.26

Class C	Actual	1.60%	$1,000.00	$1,039.40	$8.09
Class C	Hypothetical	1.60%	$1,000.00	$1,016.86	$8.00

155

Other Items (Unaudited) (Continued)

					Expenses
		Net Expense	Beginning	Ending	Paid During
		Ratio	Account	Account	the Six Months
		Annualized	Value	Value	Ended
		June 30,	January 1,	June 30,	June 30,
		2019	2019	2019	2019*
Class Y	Actual	0.60%	$1,000.00	$1,044.60	$3.04
Class Y	Hypothetical	0.60%	$1,000.00	$1,021.82	$3.01

Institutional Class	Actual	0.55%	$1,000.00	$1,043.90	$2.79
Institutional Class	Hypothetical	0.55%	$1,000.00	$1,022.07	$2.76

Touchstone Small Company Fund
Class A	Actual	1.14%	$1,000.00	$1,150.00	$6.08
Class A	Hypothetical	1.14%	$1,000.00	$1,019.14	$5.71

Class C	Actual	1.93%	$1,000.00	$1,145.50	$10.27
Class C	Hypothetical	1.93%	$1,000.00	$1,015.22	$9.64

Class Y	Actual	0.91%	$1,000.00	$1,148.70	$4.85
Class Y	Hypothetical	0.91%	$1,000.00	$1,020.28	$4.56

Institutional Class	Actual	0.79%	$1,000.00	$1,149.00	$4.21
Institutional Class	Hypothetical	0.79%	$1,000.00	$1,020.88	$3.96

Class R6	Actual	0.73%	$1,000.00	$1,148.50	$3.89
Class R6	Hypothetical	0.73%	$1,000.00	$1,021.17	$3.66

Touchstone Value Fund
Class A	Actual	1.08%	$1,000.00	$1,148.90	$5.75
Class A	Hypothetical	1.08%	$1,000.00	$1,019.44	$5.41

Class C	Actual	1.83%	$1,000.00	$1,145.10	$9.73
Class C	Hypothetical	1.83%	$1,000.00	$1,015.72	$9.15

Class Y	Actual	0.79%	$1,000.00	$1,151.20	$4.21
Class Y	Hypothetical	0.79%	$1,000.00	$1,020.88	$3.96

Institutional Class	Actual	0.68%	$1,000.00	$1,151.00	$3.63
Institutional Class	Hypothetical	0.68%	$1,000.00	$1,021.42	$3.41

*Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/ 365 (to reflect the one-half period).

**Excluding dividend and interest expenses on securities sold short, your actual cost of investment in Class A, Class C, Class Y and Institutional Class would be $6.46, $10.44, $5.00 and $4.85, respectively, and your hypothetical cost of investment in Class A, Class C, Class Y and Institutional Class would be $6.21, $10.04, $4.81, and $4.66, respectively.

***Excluding liquidity provider expenses, your actual cost of investment in Class A, Class C, Class Y and Institutional Class would be $5.23, $9.63, $3.89 and $3.51, respectively, and your hypothetical cost of investment in Class A, Class C, Class Y and Institutional Class would be $4.86, $8.95, $3.61, and $3.26, respectively.

156

Management of the trust (Unaudited)

Listed below is required information regarding the Trustees and Principal Officers of the Trust. The Trust’s Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 1.800.543.0407 or by visiting the Touchstone website at TouchstoneInvestments.com.

Interested Trustee[1]:

				Number
				of Funds
				Overseen
		Term of		in the
Name	Position(s)	Office And		Touchstone	Other
Address	Held with	Length of	Principal Occupation(s)	Fund	Directorships
Year of Birth	Trust	Time Served	During Past 5 Years	Complex[2]	Held During the Past 5 Years[3]
Jill T. McGruder Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1955	Trustee and President	Until retirement at age 75 or until she resigns or is removed Trustee since 1999	President and CEO of IFS Financial Services, Inc. (a holding company).	44	IFS Financial Services, Inc. (a holding company) from 1999 to the present; Integrity and National Integrity Life Insurance Co. from 2005 to the present; Touchstone Securities (the Trust’s distributor) from 1999 to the present; Touchstone Advisors, Inc. (the Trust’s investment advisor and administrator) from 1999 to the present; W&S Brokerage Services (a brokerage company) from 1999 to the present; W&S Financial Group Distributors (a distribution company) from 1999 to the present; Cincinnati Analysts, Inc. from 2012 to the present; Columbus Life Insurance Co. from 2016 to the present; The Lafayette Life Insurance Co. from 2016 to the present; Taft Museum of Art from 2007 to the present; YWCA of Greater Cincinnati from 2012 to the present; and LL Global, Inc. from 2016 to the present.
Independent Trustees:
Karen Carnahan c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1954	Trustee	Until retirement at age 75 or until she resigns or is removed Trustee since 2019	Retired; Chief Operating Officer of Shred-it (a business services company) from 2014 to 2015.	44	Director of Boys & Girls Club of West Chester/Liberty from 2016 to the present and Director of Cintas Corporation from 2019 to the present.
Phillip R. Cox c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1947	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 1999	President and Chief Executive Officer of Cox Financial Corp. (a financial services company) from 1971 to the present.	44	Director of Cincinnati Bell (a communications company) from 1994 to 2019; Bethesda Inc. (a hospital) from 2005 to the present; Timken Co. (a manufacturing company) from 2004 to 2014; TimkenSteel from 2014 to 2019; Diebold, Inc. (a technology solutions company) from 2004 to the present; Ohio Business Alliance for Higher Education and the Economy from 2005 to the present; and Chairman of Ohio Business Round Table from 2005 to 2018.

157

Management of the Trust (Unaudited) (Continued)

Independent Trustees (Continued):

				Number
				of Funds
				Overseen
		Term of		in the
Name	Position(s)	Office And		Touchstone	Other
Address	Held with	Length of	Principal Occupation(s)	Fund	Directorships
Year of Birth	Trust	Time Served	During Past 5 Years	Complex[2]	Held During the Past 5 Years[3]
William C. Gale c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1952	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 2013	Retired; formerly Senior Vice President and Chief Financial Officer (from 2003 to January 2015) of Cintas Corporation (a business services company).	44	None.
Susan J. Hickenlooper c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1946	Trustee	Until retirement at age 75 or until she resigns or is removed Trustee since 2009	Retired; formerly Financial Analyst for Impact 100 (charitable organization) from November 2012 to 2013.	44	Trustee of Diocese of Southern Ohio from 2014 to the present; and Trustee of Cincinnati Parks Foundation from 2000 to 2016.
Kevin A. Robie c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1956	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 2013	Vice President of Portfolio Management at Soin International LLC (a private multinational holding company) from 2004 to the present.	44	Director of SaverSystems, Inc. from 2015 to the present; Director of Buckeye EcoCare, Inc. (a lawn care company) from 2013 to the present; Trustee of Dayton Region New Market Fund, LLC (a private fund) from 2010 to the present; and Trustee of the Entrepreneurs Center, Inc. (a small business incubator) from 2006 to the present.
Edward J. VonderBrink c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1944	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 2013	Consultant, VonderBrink Consulting LLC from 2000 to the present.	44	Director of Streamline Health Solutions, Inc. (healthcare IT) from 2006 to 2015; Mercy Health from 2013 to the present; Mercy Health Foundation (healthcare nonprofit) from 2008 to the present; Al Neyer Inc. (a construction company) from 2013 to the present; and BASCO Shower Door from 2010 to the present.

[1]	Ms. McGruder, as a director of the Advisor and the Distributor, and an officer of affiliates of the Advisor and the Distributor, is an “interested person” of the Trust within the meaning of Section 2(a) (19) of the 1940 Act.

[2]	As of June 30, 2019, the Touchstone Fund Complex consists of 20 series of the Trust, 13 series of Touchstone Funds Group Trust, 1 series of Touchstone Institutional Funds Trust, and 10 variable annuity series of Touchstone Variable Series Trust.

[3]	Each Trustee is also a Trustee of Touchstone Funds Group Trust, Touchstone Institutional Funds Trust, and Touchstone Variable Series Trust.

158

Management of the Trust (Unaudited) (Continued)

Principal Officers:
Term of
Name	Position(s)	Office and
Address	Held with	Length of	Principal Occupation(s)
Year of Birth	Trust[1]	Time Served	During Past 5 Years
Jill T. McGruder Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1955	President and Trustee	Until resignation, removal or disqualification President since 2006	See biography above.
Steven M. Graziano Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1954	Vice President	Until resignation, removal or disqualification Vice President since 2009	President of Touchstone Advisors, Inc.
Timothy D. Paulin Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1963	Vice President	Until resignation, removal or disqualification Vice President since 2010	Senior Vice President of Investment Research and Product Management of Touchstone Advisors, Inc.
Timothy S. Stearns Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1963	Chief Compliance Officer	Until resignation, removal or disqualification Chief Compliance Officer since 2013	Chief Compliance Officer of Touchstone Advisors, Inc.
Terrie A. Wiedenheft Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1962	Controller and Treasurer	Until resignation, removal or disqualification Controller and Treasurer since 2006	Senior Vice President, Chief Financial Officer and Chief Operations Officer, of IFS Financial Services, Inc. (a holding company).
Meredyth A. Whitford Western & Southern Financial Group 400 Broadway Cincinnati, Ohio 45202 Year of Birth: 1981	Secretary	Until resignation, removal or disqualification Secretary since 2018	Counsel - Securities/Mutual Funds of Western & Southern Financial Group (2015 to present); Associate at Morgan Lewis & Bockius LLP (law firm) (2014 to 2015); Associate at Bingham McCutchen LLP (law firm) (2008 to 2014)

[1]	Each officer also holds the same office with Touchstone Funds Group Trust, Touchstone Institutional Funds Trust, and Touchstone Variable Series Trust.

159

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PRIVACY PROTECTION POLICY

We Respect Your Privacy

Thank you for your decision to invest with us. Touchstone and its affiliates have always placed a high value on the trust and confidence our clients place in us. We believe that confidence must be earned and validated through time. In today’s world, when technology allows the sharing of information at light speeds, trust must be reinforced by our sincere pledge to take the steps necessary to ensure that the information you share with us is treated with respect and confidentiality.

Our Pledge to Our Clients

•	We collect only the information we need to service your account and administer our business.

•	We are committed to keeping your information confidential and we place strict limits and controls on the use and sharing of your information.

•	We make every effort to ensure the accuracy of your information.

We Collect the Following Nonpublic Personal Information About You:

•	Information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income and date of birth; and

•	Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payment history, parties to transactions, cost basis information, and other financial information.

Categories of Information We Disclose and Parties to Whom We Disclose

We do not disclose any nonpublic personal information about our current or former clients to nonaffiliated third parties, except as required or permitted by law.

We Place Strict Limits and Controls on the Use and Sharing of Your Information

•	We restrict access to nonpublic personal information about you to authorized employees who need the information to administer your business.

•	We maintain physical, electronic and procedural safeguards that comply with federal standards to protect this information.

•	We do not disclose any nonpublic personal information about our current or former clients to anyone, except as required or permitted by law or as described in this document.

•	We will not sell your personal information to anyone.

We May Provide Information to Service Your Account

Sometimes it is necessary to provide information about you to various companies such as transfer agents, custodians, broker-dealers and marketing service firms to facilitate the servicing of your account. These organizations have a legitimate business need to see some of your personal information in order for us to provide service to you. We may disclose to these various companies the information that we collect as described above. We require that these companies, including our own subsidiaries and affiliates, strictly maintain the confidentiality of this information and abide by all applicable laws. Companies within our corporate family that may receive this information are financial service providers and insurance companies. We do not permit these associated companies to sell the information for their own purposes, and we never sell our customer information.

This policy is applicable to the following affiliated companies: Touchstone Funds Group Trust, Touchstone Strategic Trust, Touchstone Variable Series Trust, Touchstone Institutional Funds Trust, Touchstone Securities, Inc.,* and W&S Brokerage Services, Inc.

* Touchstone Securities, Inc. serves as the underwriter to the Touchstone Funds.

A Member of Western & Southern Financial Group®

The Privacy Protection Policy is not part of the Annual Report.

163

Touchstone Investments

Distributor

Touchstone Securities, Inc.*

303 Broadway

Cincinnati, Ohio 45202-4203

800.638.8194

www.touchstoneinvestments.com

Investment Advisor

Touchstone Advisors, Inc.*

303 Broadway

Cincinnati, Ohio 45202-4203

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, Massachusetts 01581

Shareholder Service

800.543.0407

* A Member of Western & Southern Financial Group

TSF-54BB-TST-AR-1906

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(e)	Not applicable.

(f)	A copy of the code of ethics is attached hereto as Exhibit 13(a)(1).

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee. Mr. William Gale is the registrant’s audit committee financial expert and is an independent trustee within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”).

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)	Audit fees for Touchstone Strategic Trust (June Funds) totaled $217,100 and $227,700 for the fiscal years ended June 30, 2019 and June 30, 2018, respectively. The fees relate to the annual audit or for services normally provided by Ernst & Young LLP in connection with statutory and regulatory filings or engagements.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 and $10,500 for the fiscal years ended June 30, 2019 and June 30, 2018, respectively. The fees for 2018 relate to additional audit procedures and review of predecessor auditor work papers.

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $88,085 and $74,811 for the fiscal years ended June 30, 2019 and June 30, 2018, respectively. The fees relate to the preparation of federal income and excise tax returns, review of capital gains distribution calculations and tax agent services.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $28,089 and $21,719 for the fiscal years ended June 30, 2019 and June 30, 2018, respectively. The fees relate to the PFIC Analyzer and Global Withholding Tax Reporter subscriptions.

(e)(1)	Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Audit Committee’s pre-approval policies describe the types of audit, audit-related, tax and other services that have the general pre-approval of the Audit Committee. The pre-approval policies provide that annual audit service fees, tax services not specifically granted pre-approval, services exceeding pre-approved cost levels and other services that have not received general pre-approval will be subject to specific pre-approval by the Audit Committee. The pre-approval policies further provide that the Committee may grant general pre-approval to other audit services (statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings), audit-related services (accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services,” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities, agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters and assistance with internal control reporting requirements under Form N-CSR), tax services that have historically been provided by the auditor that the Committee believes would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence and permissible non-audit services classified as “all other services” that are routine and recurring services.

(e)(2)	All services described in paragraphs (b) through (d) of Item 4 were approved by the Audit Committee.

(f)	The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

(g)	The aggregate non-audit fees for Touchstone Strategic Trust (June Funds) and certain entities*, totaled approximately $680,755 and $112,030 for the fiscal years ended June 30, 2019 and June 30, 2018, respectively.

* These include the advisors (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisors that provides ongoing services to the registrant (Funds).

(h)	The registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics, and any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)     Touchstone Strategic Trust

By (Signature and Title)*   /s/ Jill T. McGruder

Jill T. McGruder, President

(principal executive officer)

Date August 29, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*   /s/ Jill T. McGruder

Jill T. McGruder, President

(principal executive officer)

Date August 29, 2019

By (Signature and Title)*   /s/ Terrie A. Wiedenheft

Terrie A. Wiedenheft, Controller and Treasurer

(principal financial officer)

Date August 29, 2019

* Print the name and title of each signing officer under his or her signature.